                                                      --------------------------
                                                      OMB APPROVAL
                                                      --------------------------
                                                      OMB Number: 3235-0307
                                                      Expires: December 31, 2007
                                                      Estimated average burden
                                                      hours per response: 433.0
                                                      --------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     (No. 2-34393)                                                           [X]

     Pre- Effective Amendment No. ___                                        [ ]

     Post-Effective Amendment No. 120                                        [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
     OF 1940 (No. 811-1879)                                                  [X]

     Amendment No. 103                                                       [X]

                        (Check appropriate box or boxes.)

                              JANUS INVESTMENT FUND
               (Exact Name of Registrant as Specified in Charter)

                 151 Detroit Street, Denver, Colorado 80206-4805
                Address of Principal Executive Offices (Zip Code)

          Registrant's Telephone No., including Area Code: 303-333-3863

      Kelley Abbott Howes - 151 Detroit Street, Denver, Colorado 80206-4805
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

     [X]  on February 28, 2007 pursuant to paragraph (b) of Rule 485

     [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

     [ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  February 28, 2007

                                  GROWTH
                                   Janus Fund
                                   Janus Enterprise Fund
                                   Janus Orion Fund
                                   Janus Research Fund
                                     (formerly named Janus Mercury Fund)
                                   Janus Triton Fund




                                  SPECIALTY GROWTH
                                   Janus Global Life Sciences Fund
                                   Janus Global Technology Fund




                                  CORE
                                   Janus Balanced Fund
                                   Janus Contrarian Fund
                                   Janus Fundamental Equity Fund

                                     (formerly named Janus Core Equity Fund)

                                   Janus Growth and Income Fund




                                  RISK-MANAGED
                                   INTECH Risk-Managed Stock Fund




                                  VALUE
                                   Janus Mid Cap Value Fund - Investor Shares




                                  INTERNATIONAL & GLOBAL
                                   Janus Global Opportunities Fund
                                   Janus Global Research Fund
                                     (formerly named Janus Research Fund)
                                   Janus Overseas Fund
                                   Janus Worldwide Fund

                               JANUS EQUITY FUNDS

                                   Prospectus

     ELIMINATE PAPER MAIL. Set up e-Delivery of prospectuses, annual reports, and statements at WWW.JANUS.COM.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



     This Prospectus is for those shareholders investing directly with the Funds.

(JANUS LOGO)

                        This Prospectus describes seventeen portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Fund. INTECH Risk-Managed Stock Fund is subadvised by Enhanced Investment Technologies, LLC ("INTECH"). Janus Mid Cap Value Fund is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins").

                        None of the Funds in this Prospectus, except Janus Mid Cap Value Fund, have any class designations. Janus Mid Cap Value Fund currently offers two classes of shares, with the Investor Shares being offered by this Prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Janus Fund...............................................    2
       Janus Enterprise Fund....................................    5
       Janus Orion Fund.........................................    8
       Janus Research Fund......................................   11
       Janus Triton Fund........................................   14
       Janus Global Life Sciences Fund..........................   17
       Janus Global Technology Fund.............................   21
       Janus Balanced Fund......................................   25
       Janus Contrarian Fund....................................   28
       Janus Fundamental Equity Fund............................   31
       Janus Growth and Income Fund.............................   34
       INTECH Risk-Managed Stock Fund...........................   38
       Janus Mid Cap Value Fund - Investor Shares...............   41
       Janus Global Opportunities Fund..........................   44
       Janus Global Research Fund...............................   47
       Janus Overseas Fund......................................   51
       Janus Worldwide Fund.....................................   55

    FEES AND EXPENSES...........................................   58

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................   62
       Risks....................................................   67
       Frequently asked questions about certain risks...........   68
       General portfolio policies...............................   73

    MANAGEMENT OF THE FUNDS
       Investment adviser.......................................   78
       Management expenses......................................   79
       Subadvisers..............................................   83
       Investment personnel.....................................   84

    OTHER INFORMATION...........................................   92

    SHAREHOLDER'S MANUAL
       Doing business with Janus................................   98
       Minimum investments......................................   99
       Types of account ownership...............................   99
       To open an account or buy shares.........................  102
       To exchange shares.......................................  103
       To sell shares...........................................  103
       Excessive trading........................................  107
       Redemption fee...........................................  111
       Shareholder services and account policies................  117

    DISTRIBUTIONS AND TAXES.....................................  121

    FINANCIAL HIGHLIGHTS........................................  124

    GLOSSARY OF INVESTMENT TERMS................................  143

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS FUND

   Janus Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Fund may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2006, the Fund's weighted average market capitalization was $74.6 billion.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of

 2 Janus Equity Funds prospectus
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                          Risk/return summary  3

   JANUS FUND


    Annual returns for periods ended 12/31
             22.72%  38.89%  47.13%  (14.91)%  (26.10)%  (27.56)%  31.71%  4.69%  3.98%  10.59%
              1997    1998    1999     2000      2001      2002     2003   2004   2005   2006

    Best Quarter:  4th-1998 28.44%    Worst Quarter:  3rd-2001 (25.82)%



                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (2/5/70)
    Janus Fund
      Return Before Taxes                        10.59%     2.81%     6.12%        13.73%
      Return After Taxes on Distributions        10.54%     2.80%     5.02%        10.81%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                    6.96%     2.41%     4.95%        10.64%
    Russell 1000(R) Growth Index(2)               9.07%     2.69%     5.44%          N/A
      (reflects no deduction for expenses,
        fees, or taxes)
    S&P 500(R) Index(3)                          15.80%     6.19%     8.42%        11.47%
      (reflects no deduction for expenses,
        fees, or taxes)
                                                 -----------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4 Janus Equity Funds prospectus

JANUS ENTERPRISE FUND

   Janus Enterprise Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS ENTERPRISE FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2006, they ranged from approximately $1.2 billion to $21.4 billion.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

                                                          Risk/return summary  5

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund normally invests at least 50% of its equity assets in securities issued by medium-sized companies. The Fund may also invest in securities issued by small-sized companies. Medium-sized and small-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


 6 Janus Equity Funds prospectus

   JANUS ENTERPRISE FUND


    Annual returns for periods ended 12/31
           10.82%  33.75%  121.90%  (30.52)%  (39.93)%  (28.28)%  35.82%  20.69%  11.40%  13.22%
            1997    1998    1999      2000      2001      2002     2003    2004    2005   2006

    Best Quarter:  4th-1999 57.93%    Worst Quarter:  1st-2001 (32.66)%



                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                1 year   5 years    10 years      (9/1/92)
    Janus Enterprise Fund
      Return Before Taxes                       13.22%      8.20%     7.37%        11.44%
      Return After Taxes on Distributions       13.22%      8.20%     6.82%        10.59%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                   8.59%      7.12%     6.25%         9.89%
    Russell Midcap(R) Growth Index(2)           10.66%      8.22%     8.62%        11.00%
      (reflects no deduction for expenses,
        fees, or taxes)
    S&P MidCap 400 Index(3)                     10.32%     10.89%    13.47%        14.40%
      (reflects no deduction for expenses,
        fees, or taxes)
                                                ------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values.
   (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  7

JANUS ORION FUND

   Janus Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS ORION FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of January 31, 2007, the Fund held stocks of 49 companies. Of these holdings, 30 comprised approximately 82.3% of the Fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the

 8 Janus Equity Funds prospectus

   Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a Fund that is classified as diversified.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 10.4% of the Fund's investments were in emerging markets.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                          Risk/return summary  9

   JANUS ORION FUND


      Annual returns for periods ended 12/31
                                        (14.69)%  (29.77)%  43.81%  14.90%  20.93%  18.64%
                                          2001      2002     2003    2004    2005   2006

      Best Quarter:  2nd-2003 23.59%    Worst Quarter:  1st-2001 (22.54)%



                                       Average annual total return for periods ended 12/31/06
                                       ------------------------------------------------------
                                                                              Since Inception
                                                           1 year   5 years      (6/30/00)
    Janus Orion Fund
      Return Before Taxes                                  18.64%   10.74%        (0.02)%
      Return After Taxes on Distributions                  18.56%   10.68%        (0.08)%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                     12.14%    9.35%        (0.05)%
    Russell 3000(R) Growth Index(2)                         9.46%    3.02%        (5.43)%
      (reflects no deduction for expenses, fees, or
        taxes)
    S&P 500(R) Index(3)                                    15.80%    6.19%          1.28%
      (reflects no deduction for expenses, fees, or
        taxes)
                                                           -------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth Index or the Russell 2000(R) Growth Index.

   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 10 Janus Equity Funds prospectus

JANUS RESEARCH FUND

   Janus Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS RESEARCH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


   Janus Capital's equity research analysts (the "Research Team") select investments for the Fund. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom-up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high conviction ideas to their respective sector teams. Sector teams compare the appreciation potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S. based issuers.

   Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk/reward opportunity or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

   Janus Capital's Director of Research oversees the investment process and is responsible for day-to-day operations of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends

                                                         Risk/return summary  11
   to be fully invested under normal circumstances, but may at times hold cash or cash equivalents.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 5.4% of the Fund's investments were in emerging markets.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


 12 Janus Equity Funds prospectus

   JANUS RESEARCH FUND(1)


    Annual returns for periods ended 12/31
            11.88%  58.41%  96.23%  (22.75)%  (29.78)%  (29.00)%  32.11%  10.77%  6.82%  8.65%
             1997    1998    1999     2000      2001      2002     2003    2004   2005   2006

    Best Quarter:  4th-1999 42.72%    Worst Quarter:  1st-2001 (24.30)%



                                            Average annual total return for periods ended 12/31/06
                                            ------------------------------------------------------
                                                                                   Since Inception
                                                    1 year   5 years    10 years      (5/3/93)
    Janus Research Fund(1)
      Return Before Taxes                            8.65%      3.82%     8.57%        12.40%
      Return After Taxes on Distributions            8.64%      3.79%     7.31%        10.66%
      Return After Taxes on Distributions and Sale
        of Fund Shares(2)                            5.64%      3.27%     6.95%        10.17%
    Russell 1000(R) Growth Index(3)                  9.07%      2.69%     5.44%         8.77%
      (reflects no deduction for expenses, fees,
        or taxes)
    S&P 500(R) Index(4)                             15.80%      6.19%     8.42%        10.95%
      (reflects no deduction for expenses, fees,
        or taxes)
                                                    ---------------------------------------


   (1) Formerly named Janus Mercury Fund.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
   (4) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  13

JANUS TRITON FUND

   Janus Triton Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS TRITON FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the Fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.


   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of

 14 Janus Equity Funds prospectus
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund invests its equity assets in securities issued by small- and medium-sized companies. Due to inherent risks such as limited product lines and/or operating history, competitive threats, limited financial resources, and the potential lack of management depth, small- and medium-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings could have a significant impact or negative effect on the Fund's returns.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the Fund's performance during its first calendar year of operations. The Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                         Risk/return summary  15

JANUS TRITON FUND(1)


      Annual returns for period ended 12/31
                                                                          15.85%
                                                                          2006

      Best Quarter:  1st-2006 15.80%    Worst Quarter:  2nd-2006 (10.64)%



                                    Average annual total return for periods ended 12/31/06
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (2/25/05)
    Janus Triton Fund
      Return Before Taxes                                         15.85%       18.57%
      Return After Taxes on Distributions                         15.62%       18.35%
      Return After Taxes on Distributions and Sale of Fund
        Shares(2)                                                 10.60%       15.89%
    Russell 2500(TM) Growth Index(3)                              12.26%       11.72%
      (reflects no deduction for expenses, fees, or taxes)
                                                                  ----------------------



   (1) The Fund's performance reflects the effect of expense waivers in 2005. Without the effect of these expense waivers, the performance shown would have been lower.

   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Russell 2500(TM) Growth Index measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 16 Janus Equity Funds prospectus

JANUS GLOBAL LIFE SCIENCES FUND

   Janus Global Life Sciences Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.


   Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the Fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The Fund may have significant exposure to emerging markets.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

                                                         Risk/return summary  17

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund normally has significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 1.0% of the Fund's investments were in emerging markets.



   The Fund focuses its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.


 18 Janus Equity Funds prospectus

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                         Risk/return summary  19

   JANUS GLOBAL LIFE SCIENCES FUND


      Annual returns for periods ended 12/31
                            61.00%  33.34%  (18.09)%  (30.11)%  27.44%  14.95%  11.45%  (1.95)%
                             1999    2000     2001      2002     2003    2004    2005   2006

      Best Quarter:  4th-1999 31.32%    Worst Quarter:  1st-2001 (26.25)%



                                       Average annual total return for periods ended 12/31/06
                                       ------------------------------------------------------
                                                                              Since Inception
                                                          1 year    5 years     (12/31/98)
    Janus Global Life Sciences Fund
      Return Before Taxes                                 (1.95)%    2.27%         8.83%
      Return After Taxes on Distributions                 (1.95)%    2.27%         8.82%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                    (1.26)%    1.95%         7.79%
    S&P 500(R) Index(2)                                    15.80%    6.19%         3.42%
      (reflects no deduction for expenses, fees, or
        taxes)
    Morgan Stanley Capital International World Health
      Care Index(3)                                        10.47%    4.58%         2.65%
      (reflects no deduction for expenses, fees, or
        taxes)
                                                          --------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   (3) The Morgan Stanley Capital International ("MSCI") World Health Care Index is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 20 Janus Equity Funds prospectus

JANUS GLOBAL TECHNOLOGY FUND

   Janus Global Technology Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the portfolio managers believe will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:



   a. companies that the portfolio managers believe have or will develop products, processes, or services that will provide significant technological advancements or improvements; and



   b. companies that the portfolio managers believe rely extensively on technology in connection with their operations or services.


   The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.


   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are


                                                         Risk/return summary  21
   unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund normally has significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 9.5% of the Fund's investments were in emerging markets.


   Although the Fund does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

 22 Janus Equity Funds prospectus

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                         Risk/return summary  23

   JANUS GLOBAL TECHNOLOGY FUND


      Annual returns for periods ended 12/31
                          211.55%  (33.67)%  (39.96)%  (40.94)%  47.14%  1.23%  11.50%  7.98%
                           1999      2000      2001      2002     2003   2004    2005   2006

      Best Quarter:  4th-1999 73.95%    Worst Quarter:  3rd-2001 (36.20)%



                                       Average annual total return for periods ended 12/31/06
                                       ------------------------------------------------------
                                                                              Since Inception
                                                           1 year   5 years     (12/31/98)
    Janus Global Technology Fund
      Return Before Taxes                                   7.98%    1.16%          3.47%
      Return After Taxes on Distributions                   7.98%    1.15%          3.36%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                      5.19%    0.99%          2.95%
    S&P 500(R) Index(2)                                    15.80%    6.19%          3.42%
      (reflects no deduction for expenses, fees, or
        taxes)
    Morgan Stanley Capital International World
      Information Technology Index(3)                       9.31%    1.33%        (1.62)%
      (reflects no deduction for expenses, fees, or
        taxes)
                                                           -------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   (3) The Morgan Stanley Capital International ("MSCI") World Information Technology Index is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 24 Janus Equity Funds prospectus

JANUS BALANCED FUND

   Janus Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.


   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.

                                                         Risk/return summary  25

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The income component of the Fund's holdings includes fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


   To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


 26 Janus Equity Funds prospectus

   JANUS BALANCED FUND


    Annual returns for periods ended 12/31
                21.81%  31.20%  23.51%  (2.16)%  (5.04)%  (6.56)%  13.74%  8.71%  7.75%  10.56%
                 1997    1998    1999    2000     2001     2002     2003   2004   2005   2006

    Best Quarter:  4th-1998 18.75%    Worst Quarter:  3rd-2001 (5.94)%



                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (9/1/92)
    Janus Balanced Fund
      Return Before Taxes                        10.56%     6.60%     9.70%        11.25%
      Return After Taxes on Distributions        10.02%     5.92%     8.36%         9.57%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                    7.00%     5.30%     7.73%         8.99%
    S&P 500(R) Index(2)                          15.80%     6.19%     8.42%        11.03%
      (reflects no deduction for expenses,
        fees, or taxes)
    Lehman Brothers Government/Credit Index(3)    3.78%     5.17%     6.26%         6.42%
      (reflects no deduction for expenses,
        fees, or taxes)
    Balanced Index(4)                            10.28%     6.00%     7.80%         9.21%
      (reflects no deduction for expenses,
        fees, or taxes)
                                                 -----------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.
   (4) The Balanced Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%).

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  27

JANUS CONTRARIAN FUND

   Janus Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS CONTRARIAN FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market

 28 Janus Equity Funds prospectus
   as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a Fund that is classified as diversified.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 22.8% of the Fund's investments were in emerging markets.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                         Risk/return summary  29

   JANUS CONTRARIAN FUND


      Annual returns for periods ended 12/31
                                        (11.74)%  (23.70)%  53.26%  22.61%  16.02%  24.58%
                                          2001      2002     2003    2004    2005   2006

      Best Quarter:  2nd-2003 24.67%    Worst Quarter:  3rd-2001 (22.31)%



                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                            1 year   5 years      (2/29/00)
    Janus Contrarian Fund
      Return Before Taxes                                   24.58%   15.69%        10.43%
      Return After Taxes on Distributions                   22.45%   15.22%         9.93%
      Return After Taxes on Distributions and Sale of Fund
        Shares(1)                                           18.52%   13.78%         9.03%
    S&P 500(R) Index(2)                                     15.80%    6.19%         2.20%
      (reflects no deduction for expenses, fees, or taxes)
    Morgan Stanley Capital International All Country World
      Index(SM)(3)                                          20.95%   10.80%         3.51%
      (reflects no deduction for expenses, fees, or taxes)
                                                            ------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   (3) The Morgan Stanley Capital International ("MSCI") All Country World Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.




   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 30 Janus Equity Funds prospectus

JANUS FUNDAMENTAL EQUITY FUND

   Janus Fundamental Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS FUNDAMENTAL EQUITY FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities selected for their growth potential. Eligible equity securities in which the Fund may invest include:


   - domestic and foreign common stocks;
   - preferred stocks;
   - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and
   - other securities with equity characteristics.

   The Fund may invest in companies of any size.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

                                                         Risk/return summary  31

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


 32 Janus Equity Funds prospectus

   JANUS FUNDAMENTAL EQUITY FUND(1)


    Annual returns for periods ended 12/31
            31.08%  40.05%  38.50%  (7.15)%  (12.11)%  (18.02)%  23.27%  13.77%  16.36%  10.28%
             1997    1998    1999    2000      2001      2002     2003    2004    2005   2006

    Best Quarter:  4th-1998 26.34%    Worst Quarter:  2nd-2002 (15.25)%



                                            Average annual total return for periods ended 12/31/06
                                            ------------------------------------------------------
                                                                                   Since Inception
                                                     1 year   5 years   10 years      (6/28/96)
    Janus Fundamental Equity Fund(1)
      Return Before Taxes                            10.28%    8.09%     11.84%        12.78%
      Return After Taxes on Distributions            10.19%    7.97%     10.97%        11.77%
      Return After Taxes on Distributions and Sale
        of Fund Shares(2)                             6.80%    6.96%     10.07%        10.85%
    S&P 500(R) Index(3)                              15.80%    6.19%      8.42%         9.14%
      (reflects no deduction for expenses, fees, or
        taxes)
    Russell 1000(R) Growth Index(4)                   9.07%    2.69%      5.44%         6.12%
      (reflects no deduction for expenses, fees, or
        taxes)
                                                     -------------------------------------


   (1) Formerly named Janus Core Equity Fund.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  33

JANUS GROWTH AND INCOME FUND

   Janus Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by normally emphasizing investments in common stocks. The Fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. All or part of the Fund's income component may consist of structured securities such as equity-linked structured notes. The Fund is not designed for investors who need consistent income, and the Fund's investment strategies could result in significant fluctuations of income.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

 34 Janus Equity Funds prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The income component of the Fund's holdings may include fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due. Equity-linked structured notes may be more volatile and less liquid than other types of fixed-income securities. Such securities may have no guaranteed return of principal and may exhibit price behavior that does not correlate with other fixed-income securities.



   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 6.8% of the Fund's investments were in emerging markets.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                         Risk/return summary  35

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


   JANUS GROWTH AND INCOME FUND


    Annual returns for periods ended 12/31
           34.66%  34.87%  51.18%  (11.41)%  (14.36)%  (21.51)%  24.65%  11.89%  12.48%  7.82%
            1997    1998    1999     2000      2001      2002     2003    2004    2005   2006

    Best Quarter:  4th-1999 29.20%    Worst Quarter:  3rd-2002 (16.37)%



                                         Average annual total return for periods ended 12/31/06
                                         ------------------------------------------------------
                                                                                Since Inception
                                                  1 year   5 years   10 years      (5/15/91)
    Janus Growth and Income Fund
      Return Before Taxes                          7.82%     5.83%    10.71%        13.23%
      Return After Taxes on Distributions          7.46%     5.63%     9.86%        12.00%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                     5.26%     4.94%     9.11%        11.32%
    S&P 500(R) Index(2)                           15.80%     6.19%     8.42%        11.21%
      (reflects no deduction for expenses, fees,
        or taxes)
    Russell 1000(R) Growth Index(3)                9.07%     2.69%     5.44%         9.04%
      (reflects no deduction for expenses, fees,
        or taxes)
                                                  -----------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

 36 Janus Equity Funds prospectus

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  37

INTECH RISK-MANAGED STOCK FUND

   INTECH Risk-Managed Stock Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   INTECH RISK-MANAGED STOCK FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.


   The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that produces returns in excess of its benchmark with an equal or lesser amount of risk.


   For the Fund's 80% investment policy, assets are measured at the time of purchase.

 38 Janus Equity Funds prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                         Risk/return summary  39

   INTECH RISK-MANAGED STOCK FUND(1)



      Annual returns for periods ended 12/31
                                                              17.68%  11.06%  11.37%
                                                               2004    2005   2006

      Best Quarter:  4th-2004 9.51%    Worst Quarter:  2nd-2006 (2.53)%



                                    Average annual total return for periods ended 12/31/06
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (2/28/03)
    INTECH Risk-Managed Stock Fund
      Return Before Taxes                                         11.37%       18.47%
      Return After Taxes on Distributions                         10.40%       17.37%
      Return After Taxes on Distributions and Sale of Fund
        Shares(2)                                                  8.69%       15.85%
    S&P 500(R) Index(3)                                           15.80%       16.67%
      (reflects no deduction for expenses, fees, or taxes)
                                                                  ----------------------



   (1) The Fund's performance reflects the effect of expense waivers in 2003 and 2004. Without the effect of these expense waivers, the performance shown would have been lower.


   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 40 Janus Equity Funds prospectus

JANUS MID CAP VALUE FUND - INVESTOR SHARES

   Janus Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS MID CAP VALUE FUND seeks capital appreciation.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2006, they ranged from approximately $1.3 billion to $19.2 billion.


   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow, or business franchise
   - products and services that give them a competitive advantage
   - quality balance sheets and strong management

                                                         Risk/return summary  41

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Mid Cap Value Fund - Investor Shares were transferred to Janus Mid Cap Value Fund - Investor Shares. The performance information provided for periods prior to April 21, 2003 is for Berger Mid Cap Value Fund - Investor Shares, the predecessor to Janus Mid Cap Value Fund - Investor Shares.


   The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


 42 Janus Equity Funds prospectus

   JANUS MID CAP VALUE FUND - INVESTOR SHARES


      Annual returns for periods ended 12/31
                              21.56%  27.34%  20.52%  (13.09)%  39.33%  18.36%  10.36%  15.25%
                               1999    2000    2001     2002     2003    2004    2005   2006

      Best Quarter:  4th-2001 21.28%    Worst Quarter:  3rd-2002 (17.66)%



                                       Average annual total return for periods ended 12/31/06
                                       ------------------------------------------------------
                                                                              Since Inception
                                                           1 year   5 years      (8/12/98)
    Janus Mid Cap Value Fund - Investor Shares
      Return Before Taxes                                  15.25%   12.76%        17.58%
      Return After Taxes on Distributions                  13.59%   11.57%        15.83%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                     11.28%   10.74%        14.84%
    Russell Midcap(R) Value Index(2)                       20.22%   15.88%        12.55%
      (reflects no deduction for expenses, fees, or
        taxes)
                                                           -------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values.

   After-tax returns are calculated using distributions for Janus Mid Cap Value Fund - Investor Shares for the period April 21, 2003 to December 31, 2006 and for Berger Mid Cap Value Fund - Investor Shares for the periods prior to April 21, 2003. If Janus Mid Cap Value Fund - Investor Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  43

JANUS GLOBAL OPPORTUNITIES FUND

   Janus Global Opportunities Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets.


   The portfolio managers emphasize investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

 44 Janus Equity Funds prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio managers more flexibility to hold larger positions in a smaller number of securities than a Fund that is classified as diversified.


   The Fund normally has significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, the Fund did not hold investments in emerging markets.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and

                                                         Risk/return summary  45
   is not available for direct investment. All figures assume reinvestment of dividends and distributions.


   JANUS GLOBAL OPPORTUNITIES FUND


      Annual returns for periods ended 12/31
                                                 (15.91)%  38.41%  15.33%  4.07%  11.19%
                                                   2002     2003    2004   2005   2006

      Best Quarter:  2nd-2003 22.21%    Worst Quarter:  3rd-2002 (21.31)%



                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                            1 year   5 years      (6/29/01)
    Janus Global Opportunities Fund
      Return Before Taxes                                   11.19%    9.21%         9.72%
      Return After Taxes on Distributions                    8.86%    8.73%         9.26%
      Return After Taxes on Distributions and Sale of Fund
        Shares(1)                                           10.43%    8.04%         8.51%
    Morgan Stanley Capital International World
      Index(SM)(2)                                          20.07%    9.97%         7.58%
      (reflects no deduction for expenses, fees, or taxes)
                                                            ------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (2) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 46 Janus Equity Funds prospectus

JANUS GLOBAL RESEARCH FUND

   Janus Global Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size and located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The Fund may have significant exposure to emerging markets.


   Janus Capital's equity research analysts (the "Research Team") select investments for the Fund which represent their high conviction investment ideas in all market capitalizations, styles and geographies. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom-up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high conviction ideas to their respective sector teams. Sector teams compare the appreciation potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.

   Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk/reward opportunity or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

                                                         Risk/return summary  47

   Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund normally has significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 7.6% of the Fund's investments were in emerging markets.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 48 Janus Equity Funds prospectus

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the Fund's performance during its first calendar year of operations. The Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                         Risk/return summary  49

JANUS GLOBAL RESEARCH FUND(1)(2)


      Annual returns for period ended 12/31
                                                                          18.40%
                                                                          2006

      Best Quarter:  1st-2006 9.06%    Worst Quarter:  2nd-2006 (3.32)%



                                    Average annual total return for periods ended 12/31/06
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (2/25/05)
    Janus Global Research Fund(1)
      Return Before Taxes                                         18.40%       20.18%
      Return After Taxes on Distributions                         16.57%       18.70%
      Return After Taxes on Distributions and Sale of Fund
        Shares(3)                                                 12.56%       16.62%
    Morgan Stanley Capital International World Growth Index(4)    15.15%       13.38%
      (reflects no deduction for expenses, fees, or taxes)
    Russell 1000(R) Index(5)                                      15.46%       11.52%
      (reflects no deduction for expenses, fees, or taxes)
                                                                  ----------------------


(1) Formerly named Janus Research Fund.

(2) The Fund's performance reflects the effect of expense waivers in 2005. Without the effect of these expense waivers, the performance shown would have been lower.

(3) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

(4) Effective January 1, 2007, the Fund changed its primary benchmark from the Russell 1000(R) Index to the Morgan Stanley Capital International ("MSCI") World Growth Index. The new primary benchmark provides a more appropriate representation of the Fund's investments. The MSCI World Growth Index measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

(5) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 50 Janus Equity Funds prospectus

JANUS OVERSEAS FUND

   Janus Overseas Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS OVERSEAS FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

                                                         Risk/return summary  51

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund normally has significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 36.2% of the Fund's investments were in emerging markets.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


 52 Janus Equity Funds prospectus

   JANUS OVERSEAS FUND


    Annual returns for periods ended 12/31
           18.25%  16.03%  86.06%  (18.57)%  (23.11)%  (23.89)%  36.79%  18.58%  32.39%  47.21%
            1997    1998    1999     2000      2001      2002     2003    2004    2005   2006

    Best Quarter:  4th-1999 60.63%    Worst Quarter:  3rd-2001 (20.82)%



                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (5/2/94)
    Janus Overseas Fund
      Return Before Taxes                        47.21%    19.19%    14.42%        15.31%
      Return After Taxes on Distributions        46.99%    19.05%    13.84%        14.73%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                   31.07%    17.00%    12.71%        13.69%
    Morgan Stanley Capital International
      EAFE(R) Index(2)                           26.34%    14.98%     7.71%         7.42%
      (reflects no deduction for expenses,
        fees, or taxes)
    Morgan Stanley Capital International All
      Country World ex-U.S. Index(SM(3)          26.65%    16.42%      N/A          8.35%(4)
      (reflects no deduction for expenses,
        fees, or taxes)
    Morgan Stanley Capital International
      EAFE(R) Growth Index(5)                    22.33%    12.27%     5.07%         5.06%(6)
      (reflects no deduction for expenses,
        fees, or taxes)
                                                 -----------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (2) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

   (3) Effective June 30, 2006, Janus Overseas Fund changed its secondary benchmark from the MSCI EAFE(R) Growth Index to the MSCI All Country World ex-U.S. Index(SM). The new secondary benchmark provides a more appropriate representation of the Fund's investments. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world,

                                                         Risk/return summary  53
       excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

   (4) The average annual total return was calculated based on historical information from December 31, 1998 to December 31, 2006 for the MSCI All Country World ex-U.S. Index(SM).

   (5) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index, which are categorized as growth securities. The index includes reinvestment of dividends, net of foreign withholding taxes.

   (6) The average annual total return was calculated based on historical information from April 30, 1994 to December 31, 2006 for the MSCI EAFE(R) Growth Index.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 54 Janus Equity Funds prospectus

JANUS WORLDWIDE FUND

   Janus Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of

                                                         Risk/return summary  55
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund normally has significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 3.1% of the Fund's investments were in emerging markets.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


 56 Janus Equity Funds prospectus

   JANUS WORLDWIDE FUND(1)


    Annual returns for periods ended 12/31
             20.48%  25.87%  64.37%  (16.87)%  (22.88)%  (26.01)%  24.23%  5.54%  5.84%  17.90%
              1997    1998    1999     2000      2001      2002     2003   2004   2005   2006

    Best Quarter:  4th-1999 42.11%    Worst Quarter:  3rd-2001 (20.80)%



                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (5/15/91)
    Janus Worldwide Fund
      Return Before Taxes                        17.90%    3.89%     6.82%         11.34%
      Return After Taxes on Distributions        17.68%    3.77%     6.23%         10.47%
      Return After Taxes on Distributions and
        Sale of Fund Shares(2)                   11.93%    3.35%     5.79%          9.86%
    Morgan Stanley Capital International World
      Index(SM)(3)                               20.07%    9.97%     7.64%          8.80%
      (reflects no deduction for expenses,
        fees, or taxes)
                                                 -----------------------------------------


   (1) The Fund's performance reflects the effect of expense waivers in 2006. Without the effect of these expense waivers, the performance shown would have been lower.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (3) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  57

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus Global Life Sciences Fund, Janus Global Technology Fund, INTECH Risk-Managed Stock Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund, or Janus Worldwide Fund that you have held for three months or less, you may pay a redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.



   ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.


 58 Janus Equity Funds prospectus

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)


   Sales charges...............................................   None
   Redemption fee on shares of Janus Global Life Sciences Fund,
    Janus Global Technology Fund, INTECH Risk-Managed Stock
    Fund, Janus Global Opportunities Fund, Janus Global
    Research Fund, Janus Overseas Fund, and Janus Worldwide
    Fund held for three months or less (as a % of amount
    redeemed). Effective for shares purchased on or after May
    15, 2007, the period during which a redemption fee may
    apply will change from three months to 90 days.............  2.00%(1)(2)(3)
   Exchange fee................................................   None(3)



  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                      Acquired
                                                      Fund(5)          Total                           Net
                              Management    Other     Fees and      Annual Fund       Expense      Annual Fund
                                Fee(4)     Expenses   Expenses   Operating Expenses   Waivers   Operating Expenses
  GROWTH
   Janus Fund                   0.64%       0.26%      0.01%           0.91%            N/A           0.91%
   Janus Enterprise Fund        0.64%       0.36%      0.00%           1.00%            N/A           1.00%
   Janus Orion Fund             0.64%       0.36%      0.01%           1.01%            N/A           1.01%
   Janus Research Fund(6)(7)    0.64%       0.34%      0.00%           0.98%            N/A           0.98%
   Janus Triton Fund            0.64%       0.47%      0.00%           1.11%(8)        0.00%          1.11%(8)
  SPECIALTY GROWTH
   Janus Global Life
     Sciences Fund              0.64%       0.38%      0.00%           1.02%            N/A           1.02%
   Janus Global Technology
     Fund                       0.64%       0.49%      0.00%           1.13%            N/A           1.13%
  CORE
   Janus Balanced Fund          0.55%       0.27%      0.00%           0.82%            N/A           0.82%
   Janus Contrarian Fund(6)     0.64%       0.31%      0.00%           0.95%            N/A           0.95%
   Janus Fundamental Equity
     Fund(9)                    0.60%       0.32%      0.00%           0.92%            N/A           0.92%
   Janus Growth and Income
     Fund                       0.62%       0.27%      0.00%           0.89%            N/A           0.89%
  RISK-MANAGED
   INTECH Risk-Managed Stock
     Fund(6)                    0.50%       0.41%(10)  0.01%           0.92%            N/A           0.92%
  VALUE
   Janus Mid Cap Value
     Fund(6) -
     Investor Shares            0.64%       0.30%(10)  0.03%           0.97%            N/A           0.97%
  INTERNATIONAL & GLOBAL
   Janus Global
     Opportunities Fund         0.64%       0.53%      0.00%           1.17%            N/A           1.17%
   Janus Global Research
     Fund(6)(11)                0.64%       0.52%      0.00%           1.16%(8)        0.00%          1.16%(8)
   Janus Overseas Fund          0.64%       0.28%      0.00%           0.92%            N/A           0.92%
   Janus Worldwide Fund(6)      0.60%       0.27%      0.00%           0.87%            N/A           0.87%


   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to the section "Payment of Redemption Proceeds" in this Prospectus.
  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Manual.

  (3) An exchange of Janus Global Life Sciences Fund, Janus Global Technology Fund, INTECH Risk-Managed Stock Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund, or Janus Worldwide Fund shares held for three months or less may be subject to the Funds' 2.00% redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.


                                                         Risk/return summary  59

  (4) The "Management Fee" is the investment advisory fee paid by each Fund to Janus Capital.

  (5) "Acquired Fund" means any underlying fund in which a Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to each Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Fund and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.


  (6) Janus Research Fund, Janus Contrarian Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund, Janus Global Research Fund and Janus Worldwide Fund pay an investment advisory fee rate that may adjust upward or downward based upon each Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced January 2007 for INTECH Risk-Managed Stock Fund and Janus Global Research Fund, and February 2007 for Janus Research Fund, Janus Contrarian Fund, Janus Mid Cap Value Fund, and Janus Worldwide Fund; and may increase or decrease the Management Fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to "Management Expenses" in this Prospectus for additional information with a further description in the Statement of Additional Information. Janus Global Research Fund has entered into an agreement with Janus Capital to limit certain expenses (see footnote to the Total Annual Fund Operating Expenses above). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

  (7) Formerly named Janus Mercury Fund.

  (8) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. The expense waiver shown reflects the application of such limit. The expense waiver is detailed in the Statement of Additional Information.

  (9) Formerly named Janus Core Equity Fund.
 (10) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.
 (11) Formerly named Janus Research Fund.



 60 Janus Equity Funds prospectus

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The examples also assume that your investment has a 5% return each year, and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                                1 Year    3 Years   5 Years   10 Years
                                                                --------------------------------------
  GROWTH
   Janus Fund                                                    $  93     $ 290    $   504   $ 1,120
   Janus Enterprise Fund                                         $ 102     $ 318    $   552   $ 1,225
   Janus Orion Fund                                              $ 103     $ 322    $   558   $ 1,236
   Janus Research Fund(1)(2)                                     $ 100     $ 312    $   542   $ 1,201
   Janus Triton Fund                                             $ 113     $ 353    $   612   $ 1,352
  SPECIALTY GROWTH
   Janus Global Life Sciences Fund                               $ 104     $ 325    $   563   $ 1,248
   Janus Global Technology Fund                                  $ 115     $ 359    $   622   $ 1,375
  CORE
   Janus Balanced Fund                                           $  84     $ 262    $   455   $ 1,014
   Janus Contrarian Fund(1)                                      $  97     $ 303    $   526   $ 1,166
   Janus Fundamental Equity Fund(3)                              $  94     $ 293    $   509   $ 1,131
   Janus Growth and Income Fund                                  $  91     $ 284    $   493   $ 1,096
  RISK-MANAGED
   INTECH Risk-Managed Stock Fund(1)                             $  94     $ 293    $   509   $ 1,131
  VALUE
   Janus Mid Cap Value Fund(1) - Investor Shares                 $  99     $ 309    $   536   $ 1,190
  INTERNATIONAL & GLOBAL
   Janus Global Opportunities Fund                               $ 119     $ 372    $   644   $ 1,420
   Janus Global Research Fund(1)(4)                              $ 118     $ 368    $   638   $ 1,409
   Janus Overseas Fund                                           $  94     $ 293    $   509   $ 1,131
   Janus Worldwide Fund(1)                                       $  89     $ 278    $   482   $ 1,073


 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
 (2) Formerly named Janus Mercury Fund.
 (3) Formerly named Janus Core Equity Fund.
 (4) Formerly named Janus Research Fund.

                                                         Risk/return summary  61

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.


   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.


FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS MANAGED BY JANUS?


   Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that common stocks will appreciate in value. The Funds' portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers and/or investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the portfolio managers' and/or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.


   JANUS BALANCED FUND and JANUS GROWTH AND INCOME FUND may each emphasize varying degrees of income. In the case of Janus Balanced Fund and Janus Growth and Income Fund, the portfolio managers may consider dividend-paying characteristics to a greater degree in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their objectives.

   JANUS CONTRARIAN FUND and JANUS GLOBAL OPPORTUNITIES FUND emphasize investments in companies with attractive prices compared to their free cash flow. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

 62 Janus Equity Funds prospectus

2. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR JANUS MID CAP VALUE FUND?

   Janus Mid Cap Value Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of the Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

3. ARE THE SAME CRITERIA USED BY JANUS AND PERKINS TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio managers and/or investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.

4. HOW ARE COMMON STOCKS SELECTED BY INTECH FOR INTECH RISK-MANAGED STOCK FUND?

   INTECH applies a mathematical investment process to construct an investment portfolio for the Fund. INTECH developed the formulas underlying this mathematical investment process.

   The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of the Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical investment process involves:

   - selecting stocks primarily from stocks within the Fund's benchmark;
   - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
   - monitoring the total risk and volatility of the Fund's holdings with respect to its benchmark index.

   INTECH seeks to outperform the Fund's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for the Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to

                                   Principal investment strategies and risks  63
   minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.

   The Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

5. ARE THE SAME CRITERIA USED BY INTECH TO SELECT FOREIGN SECURITIES?

   Generally, yes. To the extent that foreign securities may be included in the Fund's benchmark index, INTECH's mathematical investment process may select foreign securities from within the benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Fund may invest.

6. WHAT IS A "SPECIAL SITUATION"?


   Each Fund may invest in special situations or turnarounds. A special situation arises when the portfolio managers and/or investment personnel believe that the securities of an issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


7. WHAT DOES "MARKET CAPITALIZATION" MEAN?


   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Janus Enterprise Fund, Janus Triton Fund, and Janus Mid Cap Value Fund. Although the other Funds offered by this Prospectus do not emphasize investments in companies of any particular size, Funds with a larger asset base (e.g., Janus Fund) are more likely to invest in larger, more established issuers.


 64 Janus Equity Funds prospectus

8. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO JANUS GLOBAL LIFE SCIENCES FUND?

   Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes to have growth potential primarily as a result of particular products, technology, patents, or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development, and health care facilities ownership and operation.

9. WHAT IS JANUS GLOBAL TECHNOLOGY FUND'S INDUSTRY POLICY?


   Janus Global Technology Fund will not concentrate its investments in any particular industry or group of related industries. As a result, the portfolio managers may have more flexibility to find companies that they believe will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.


10. HOW DO THE PORTFOLIO MANAGERS FOR JANUS CONTRARIAN FUND, JANUS MID CAP VALUE FUND, AND JANUS GLOBAL OPPORTUNITIES FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

   A company may be undervalued when, in the opinion of the Funds' portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.

11. HOW DO JANUS BALANCED FUND AND JANUS GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?


   Janus Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. Janus Growth and Income Fund will


                                   Principal investment strategies and risks  65
   normally invest at least 25% of its net assets in securities the portfolio manager believes to have income potential. As a result, Janus Balanced Fund is expected to be less volatile than Janus Growth and Income Fund. Janus Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Janus Balanced Fund.

12. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

   Janus Balanced Fund and Janus Growth and Income Fund shift assets to varying degrees between the growth and income components of their portfolio holdings based on the portfolio managers' analyses of relevant market, financial, and economic conditions. If the portfolio managers believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component. Janus Balanced Fund's growth component will normally be 50-60% of its net assets. Janus Growth and Income Fund's growth component will normally be up to 75% of its net assets. In addition, the Funds' income component may consist of dividend-paying stocks which exhibit growth characteristics.

13. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

   The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential.

14. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


   The income component of Janus Balanced Fund's holdings will consist primarily of fixed-income securities. Janus Growth and Income Fund's income component will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities, equity derivatives, and all types of debt securities.


   Equity securities may be included in the income component of Janus Growth and Income Fund if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Janus Growth and Income Fund's income component may also exhibit growth characteristics. Janus Growth and Income Fund's income component may consist of structured securities such as equity-linked structured notes. An investment in equity-linked

 66 Janus Equity Funds prospectus
   notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Equity-linked structured notes are further described in the "Glossary of Investment Terms."


15. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT IN JANUS BALANCED FUND OR JANUS GROWTH AND INCOME FUND?


   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of Janus Balanced Fund's and Janus Growth and Income Fund's holdings may include fixed-income securities.

16. WHAT ARE U.S. GOVERNMENT SECURITIES?

   The Funds, particularly Janus Balanced Fund, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS

   Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also

                                   Principal investment strategies and risks  67
   decrease. A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Janus Global Life Sciences Fund's and Janus Global Technology Fund's performance may also be affected by industry risk to a greater extent than the other Funds.


   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Funds and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such Funds. To the extent that a Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to that Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause a Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information.


FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF JANUS ORION FUND, JANUS CONTRARIAN FUND, AND JANUS GLOBAL OPPORTUNITIES FUND AFFECT EACH FUND'S RISK PROFILE?

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified

 68 Janus Equity Funds prospectus
   as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in the most attractive companies identified by the portfolio managers. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund. Since Janus Orion Fund normally invests primarily in a core portfolio of 20-30 common stocks, this risk may be increased.


2. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

   Janus Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, this Fund may be more volatile than a less concentrated portfolio.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

   If the portfolio managers' and/or investment personnel's perception of a company's worth is not realized in the time frame they expect, the overall performance of Janus Contrarian Fund, Janus Mid Cap Value Fund, and Janus Global Opportunities Fund may suffer. In general, the portfolio managers and/or investment personnel believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

                                   Principal investment strategies and risks  69

4. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

   Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

 70 Janus Equity Funds prospectus

5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


   Within the parameters of their specific investment policies, the Funds, particularly Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund, and Janus Worldwide Fund, may invest an unlimited amount of their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM). Janus Orion Fund and Janus Contrarian Fund have at times invested a significant portion of their assets in emerging markets and may continue to do so.


   To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Funds' shareholder reports and in the Funds' Form N-Q, which are filed with the SEC.

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Ratings Service ("Standard & Poor's"), Fitch, Inc. ("Fitch"), and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's) or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

                                   Principal investment strategies and risks  71

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

7. HOW DO THE FUNDS TRY TO REDUCE RISK?

   The Funds may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.

   INTECH Risk-Managed Stock Fund's subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

   INTECH Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange-traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund.

8. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense

 72 Janus Equity Funds prospectus
   competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, each of the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   WAITING PERIOD

   Janus Research Fund and Janus Global Research Fund may be subject to a waiting period prior to purchases or sales of securities in order to attempt to provide equitable dissemination of Janus analyst ideas among other accounts. A waiting period may not be applicable when, among other things, the idea is already disseminated to other Janus fund portfolio managers and/or investment personnel. Any waiting period may adversely affect the purchase or sale price of a security, due to the time delay. This may, in turn, affect the return on your investment in the Funds.


   CASH POSITION
   INTECH Risk-Managed Stock Fund, subadvised by INTECH, normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. INTECH Risk-Managed Stock Fund may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund.


   Except as described above for INTECH Risk-Managed Stock Fund, the Funds may not always stay fully invested in stocks or bonds. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because each Fund's


                                   Principal investment strategies and risks  73
   portfolio managers and/or investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (20% or less of Janus Contrarian Fund's, Janus Fundamental Equity Fund's, and Janus Mid Cap Value Fund's assets and 35% or less of each of the other Fund's assets, with the exception of INTECH Risk-Managed Stock Fund, which does not intend to invest in high-yield/high-risk bonds)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of a Fund's assets may be invested in naked short sales), with the exception of INTECH Risk-Managed Stock Fund, which does not intend to invest in short sales


   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

 74 Janus Equity Funds prospectus

   - bank loans, which may be acquired through loan participations and assignments (for Janus Balanced Fund only, no more than 20% of the Fund's total assets)

   ILLIQUID INVESTMENTS
   Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit. INTECH Risk-Managed Stock Fund does not intend to invest in illiquid investments.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies. INTECH Risk-Managed Stock Fund's investments in foreign securities are limited to the extent those securities are included in its benchmark index.

   SPECIAL SITUATIONS

   Each Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


                                   Principal investment strategies and risks  75

   SECURITIES LENDING
   The Funds may seek to earn additional income through securities lending. The Funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are made in a Fund's portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   INTECH Risk-Managed Stock Fund generally intends to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, the Fund may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Fund, and the nature of the Fund's investments. Portfolio turnover rates are not a factor in making buy and sell decisions.

   The rebalancing techniques used by INTECH Risk-Managed Stock Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolio to their target weighting versus the Fund's benchmark index, as determined by INTECH's mathematical investment process.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in

 76 Janus Equity Funds prospectus
   taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

                                   Principal investment strategies and risks  77

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments for all the Funds except INTECH Risk-Managed Stock Fund and Janus Mid Cap Value Fund. INTECH is responsible for the day-to-day management of the investment portfolio of INTECH Risk-Managed Stock Fund. Perkins is responsible for the day-to-day management of the investment portfolio of Janus Mid Cap Value Fund. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of all the Funds.


   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.


   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.


   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client

 78  Janus Equity Funds prospectus
   awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Funds.

MANAGEMENT EXPENSES

   Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that the Funds must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing INTECH Risk-Managed Stock Fund. Janus Mid Cap Value Fund pays Perkins a subadvisory fee directly for managing the Fund.


   Each Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for each Fund, as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (net of fee waivers) based on each Fund's average net assets. Under the advisory agreement with Janus Capital and the subadvisory agreement with Perkins, Janus Mid Cap Value Fund paid management fees to Janus Capital and Perkins. The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees (as applicable) paid by a Fund.


                                                     Management of the Funds  79

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
GROWTH
   Janus Fund                    All Asset Levels           0.64                  0.64
   Janus Enterprise Fund         All Asset Levels           0.64                  0.64
   Janus Orion Fund              All Asset Levels           0.64                  0.64
   Janus Research Fund(1)(2)     All Asset Levels           0.64                  0.64
   Janus Triton Fund             All Asset Levels           0.64(3)               0.64
SPECIALTY GROWTH
   Janus Global Life Sciences
     Fund                        All Asset Levels           0.64                  0.64
   Janus Global Technology
     Fund                        All Asset Levels           0.64                  0.64
CORE
   Janus Balanced Fund           All Asset Levels           0.55                  0.55
   Janus Contrarian Fund(1)      All Asset Levels           0.64                  0.64
   Janus Fundamental Equity
     Fund(4)                     All Asset Levels           0.60                  0.60
   Janus Growth and Income
     Fund                        All Asset Levels           0.62                  0.62
RISK-MANAGED
   INTECH Risk-Managed Stock
     Fund(1)                     All Asset Levels           0.50                  0.50
VALUE
   Janus Mid Cap Value Fund(1)   All Asset Levels           0.64                  0.63
INTERNATIONAL & GLOBAL
   Janus Global Opportunities
     Fund                        All Asset Levels           0.64                  0.64
   Janus Global Research
     Fund(1)(5)                  All Asset Levels           0.64(3)               0.64
   Janus Overseas Fund           All Asset Levels           0.64                  0.64
   Janus Worldwide Fund(1)       All Asset Levels           0.60                  0.57(6)
---------------------------------------------------------------------------------------------



(1) Effective January 1, 2006 for INTECH Risk-Managed Stock Fund and Janus Global Research Fund and effective February 1, 2006 for Janus Research Fund, Janus Contrarian Fund, Janus Mid Cap Value Fund, and Janus Worldwide Fund, the Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change did not impact the investment advisory fee shown until one year after the effective date, which is when the performance adjustment took effect. Details discussing this performance fee are included below with a further description in the Statement of Additional Information.

(2) Formerly named Janus Mercury Fund.

(3) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain level until at least March 1, 2008. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waiver is not reflected in the fee rate shown.

(4) Formerly named Janus Core Equity Fund.
(5) Formerly named Janus Research Fund.

(6) The fee rate shown reflects a fee waiver, which was in effect for a portion of the fiscal year. For the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital contractually agreed to waive its right to receive a portion of the Fund's base management fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Fund for the period from


 80  Janus Equity Funds prospectus

    February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than performance of the Fund's primary benchmark index for that period. Further details related to this waiver are included in the Statement of Additional Information.



   A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements (as applicable) is included in the Funds' annual and semiannual reports to shareholders. You can request the Funds' annual or semiannual reports, free of charge, by contacting a Janus representative at 1-800-525-3713. The reports are also available, free of charge, on www.janus.com.


   For Janus Research Fund, Janus Contrarian Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund, Janus Global Research Fund, and Janus Worldwide Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment (described in further detail below). The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark, as shown below:


    FUND NAME                           BENCHMARK INDEX
    ---------                           ---------------
    Janus Research Fund                 Russell 1000 Growth(R) Index
    Janus Contrarian Fund               S&P 500(R) Index
    INTECH Risk-Managed Stock Fund      S&P 500(R) Index
    Janus Mid Cap Value Fund            Russell Midcap(R) Value Index
    Janus Global Research Fund          MSCI World Growth Index(1)
    Janus Worldwide Fund                MSCI World Index(SM)



   (1) Effective January 1, 2007, Janus Global Research Fund's benchmark changed from the Russell 1000(R) Index to the MSCI World Growth Index for purposes of measuring the Fund's performance and calculating the performance adjustment. Details regarding the implementation of the new benchmark are contained in the Statement of Additional Information.



   Only the base fee rate applied until January 2007 for INTECH Risk-Managed Stock Fund and Janus Global Research Fund, and until February 2007 for Janus Research Fund, Janus Contrarian Fund, Janus Mid Cap Value Fund, and Janus Worldwide Fund, at which time the calculation of the performance adjustment is applied as follows:


   Investment Advisory Fee = Base Fee +/- Performance Adjustment

   The investment advisory fee paid to Janus Capital by each of Janus Research Fund, Janus Contrarian Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund, Janus Global Research Fund, and Janus Worldwide Fund consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the

                                                     Management of the Funds  81
   previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007 for INTECH Risk-Managed Stock Fund and Janus Global Research Fund, and February 2007 for Janus Research Fund, Janus Contrarian Fund, Janus Mid Cap Value Fund, and Janus Worldwide Fund.


   No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

   The investment performance of Janus Mid Cap Value Fund's Investor Shares ("Investor Shares") for the performance measurement period is used to calculate Janus Mid Cap Value Fund's Performance Adjustment. For the Funds other than Janus Mid Cap Value Fund, should the Trustees subsequently decide to divide shares of a Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Investor Shares for Janus Mid Cap Value Fund or the oldest class of shares for the other Funds against the investment record of that Fund's benchmark index, Janus

 82  Janus Equity Funds prospectus

   Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.


   The Funds' Statement of Additional Information contains additional information about performance-based fees.

   ADMINISTRATIVE SERVICES FEE

   Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of INTECH Risk-Managed Stock Fund and Janus Mid Cap Value Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

SUBADVISERS


   ENHANCED INVESTMENT TECHNOLOGIES, LLC serves as subadviser to INTECH Risk-Managed Stock Fund, and has served in such capacity since the Fund's inception. INTECH, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. Janus Capital indirectly owns approximately 82.5% of the outstanding voting shares of INTECH.



   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to Janus Mid Cap Value Fund, and has served in such capacity since the Fund's inception. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


                                                     Management of the Funds  83

INVESTMENT PERSONNEL

   Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS PORTFOLIO MANAGERS

JONATHAN D. COLEMAN, CFA
--------------------------------------------------------------------------------
     is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Portfolio Manager of Janus Enterprise Fund, which he has managed since February 2002. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa.
     As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

DAVID J. CORKINS
--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Fund, which he has managed since February 2006. He was Portfolio Manager of Janus Research Fund from February 2003 to January 2006 and Portfolio Manager of Janus Growth and Income Fund from August 1997 to December 2003. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University.


DAVID C. DECKER, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Contrarian
     Fund, which he has managed since its inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.

 84  Janus Equity Funds prospectus

GREGORY R. KOLB, CFA
--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Global Opportunities Fund, which he has co-managed since May 2005. He joined Janus Capital in 2001 as an equity research analyst. He holds a Bachelor's degree in Business Administration from Miami University (of
     Ohio) where he graduated magna cum laude with honors. Mr. Kolb and Jason Yee are jointly and primarily responsible for the day-to-day management of Janus Global Opportunities Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Kolb holds the Chartered Financial Analyst designation.


BRENT A. LYNN, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Overseas
     Fund, which he has managed or co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial
     Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.

THOMAS R. MALLEY, CFA
--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Global Life Sciences Fund, which he has managed since its inception. Mr. Malley is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Malley holds a Bachelor of Science degree in Biology from Stanford University. Mr. Malley holds the Chartered Financial Analyst designation.


CHAD MEADE
--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Triton Fund, which he has co-managed since July 2006. In addition, Mr. Meade performs duties as a research analyst. He is also Portfolio Manager of other Janus accounts. Mr. Meade joined Janus Capital in 2001 as an equity research analyst. He holds a Bachelor's degree (summa cum laude) in Finance from Virginia Tech. Mr. Meade and Brian A. Schaub are jointly and primarily responsible for the day-to-day management of Janus Triton Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.


                                                     Management of the Funds  85

MARC PINTO, CFA
--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. Mr. Pinto and Gibson Smith are jointly and primarily responsible for the day-to-day management of Janus Balanced Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Fund. He holds the Chartered Financial Analyst designation.


RON SACHS, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Orion Fund, which he has managed since its inception. Mr. Sachs was Portfolio
     Manager of Janus Triton Fund from February 2005 to January 2006. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

BRIAN A. SCHAUB, CFA
--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Triton Fund, which he has co-managed since July 2006. In addition, Mr. Schaub performs duties as a research analyst. He is also Portfolio Manager of other Janus accounts. Mr. Schaub joined Janus Capital in 2000 as an equity research analyst. He holds a Bachelor's degree (cum laude) in Economics from Williams College. Mr. Schaub and Chad Meade are jointly and primarily responsible for the day-to-day management of Janus Triton Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Schaub holds the Chartered Financial Analyst designation.


 86  Janus Equity Funds prospectus

J. BRADLEY SLINGERLEND, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Global Technology Fund, which he has co-managed since February 2006. In addition, Mr. Slingerlend performs duties as an equity research analyst, focusing primarily on technology companies. He is also Portfolio Manager of other Janus accounts. Mr. Slingerlend joined Janus Capital in 2000 as a research analyst. He holds a Bachelor's degree in Economics and Astrophysics from Williams College. Mr. Slingerlend and Burton H. Wilson are jointly and primarily responsible for the day-to-day management of Janus Global Technology Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. He holds the Chartered Financial Analyst designation.


GIBSON SMITH
--------------------------------------------------------------------------------

     is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado. Mr. Smith and Marc Pinto are jointly and primarily responsible for the day-to-day management of Janus Balanced Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Smith focuses on the fixed-income portion of the Fund.


MINYOUNG SOHN, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Fundamental Equity Fund and Janus Growth and Income Fund, which he has managed since May 2005 and January 2004, respectively. Mr. Sohn is also Portfolio
     Manager of other Janus accounts. He joined Janus Capital in 1998 as a research analyst. Mr. Sohn holds a Bachelor of Arts degree (cum laude) in Government and Economics from Dartmouth College. Mr. Sohn holds the Chartered Financial Analyst designation.

                                                     Management of the Funds  87

BURTON H. WILSON

--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Global Technology Fund, which he has co-managed since February 2006. In addition, Mr. Wilson performs duties as an equity research analyst, focusing primarily on technology companies. He is also Portfolio Manager of other Janus accounts. Mr. Wilson joined Janus Capital in 2005 as a research analyst. Prior to joining Janus Capital, Mr. Wilson was a research analyst at Lincoln Equity Management from 2000 to 2004. He holds a Bachelor of Arts degree in Mathematics from the University of Virginia, a Law degree from the University of Virginia School of Law, and a Master's degree in Business Administration from the University of California at Berkeley's Haas School of Business. Mr. Wilson and J. Bradley Slingerlend are jointly and primarily responsible for the day-to-day management of Janus Global Technology Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.


JASON P. YEE, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Global Opportunities Fund and Portfolio Manager of Janus Worldwide Fund, which he has managed or co-managed since its inception and July 2004, respectively. Mr. Yee is also Portfolio Manager of other Janus accounts.
     He joined Janus Capital in 1992, working as a research analyst until 1996. He re-joined Janus Capital in 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from Stanford
     University. Mr. Yee and Gregory Kolb are jointly and primarily responsible for the day-to-day management of Janus Global Opportunities Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Yee holds the Chartered Financial Analyst designation.

 88  Janus Equity Funds prospectus

JANUS RESEARCH TEAM


RESEARCH TEAM
--------------------------------------------------------------------------------

     The Research Team selects investments for Janus Research Fund and Janus Global Research Fund, and has done so since February 2006 and inception, respectively. James P. Goff, CFA, is Janus Capital's Director of Research and Executive Vice President of Janus Research Fund and Janus Global Research Fund. Mr. Goff leads the team and is responsible for the day-to-day operations of the Funds. He was Portfolio Manager of Janus Enterprise Fund from its inception in September 1992 through January 2002. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.




                                                     Management of the Funds  89

INTECH INVESTMENT TEAM

     No one person of the investment team is primarily responsible for implementing the investment strategies of INTECH Risk-Managed Stock Fund. A team of investment professionals consisting of Dr. Robert Fernholz, David E. Hurley, Dr. Cary Maguire, and Joseph Runnels works together to implement the mathematical investment process.


     E. Robert Fernholz has been Chief Investment Officer ("CIO") of INTECH since January 1991. Dr. Fernholz joined INTECH in 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process. He has 25 years of investment experience. David E. Hurley, CFA, has been Executive Vice President and Chief Operating Officer of INTECH since March 2002. Mr. Hurley, previously INTECH's Chief Compliance Officer from January 1996 to February 2003, joined INTECH in 1988. He received his B.S. in Engineering from the United States Military Academy. Mr. Hurley is responsible for daily oversight of all aspects of the mathematical investment process from a portfolio management perspective. Mr. Hurley has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process. Mr. Hurley holds the Chartered Financial Analyst designation. Cary Maguire has been Senior Investment Officer of INTECH since August 2002. Dr. Maguire, previously Director of Research from January 1995 to July 2002, joined INTECH in 1991. He received his Ph.D. in Physics from Princeton University. He holds an M.B.A. from Southern Methodist University. Dr. Maguire is a Phi Beta Kappa graduate of Stanford with degrees in Chemistry and Music. Dr. Maguire implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the mathematical investment process and reviews and recommends improvements to the CIO. Joseph W. Runnels, CFA, has been Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels, previously Director of Trading and Operations from January 1999 to March 2003, joined INTECH in 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.


 90  Janus Equity Funds prospectus

PERKINS PORTFOLIO MANAGERS

JEFFREY R. KAUTZ, CFA
--------------------------------------------------------------------------------
     is Co-Manager of Janus Mid Cap Value Fund, and he co-managed the Fund's predecessor since February 2002. He is also Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Kautz holds the Chartered
     Financial Analyst designation.

THOMAS M. PERKINS
--------------------------------------------------------------------------------
     is lead Co-Manager of Janus Mid Cap Value Fund, and was lead Co-Manager of the Fund's predecessor since 1998. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since
     1974 and joined Perkins as a portfolio manager in 1998. He holds a Bachelor of Arts degree in History from Harvard University. Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund, and as lead Co-Manager, exercises final decision-making authority over the Fund as necessary.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Funds' portfolio managers and/or investment personnel is included in the Funds' Statement of Additional Information.

                                                     Management of the Funds  91

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   Janus Mid Cap Value Fund currently offers two classes of shares. This Prospectus only describes the Investor Shares of Janus Mid Cap Value Fund, which are available to the general public. Institutional Shares of Janus Mid Cap Value Fund are closed to new investors, although current investors of Institutional Shares may continue to invest in the Fund, as outlined in the Shareholder's Guide to the Fund's Institutional Shares prospectus. The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information about Institutional Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES


   The Funds may discontinue sales of their shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer one or more funds as an investment option would be able to direct contributions to that fund through their plan, regardless of whether they invested in such fund prior to its closing.



   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and, for certain Funds, sponsors of certain wrap programs with existing accounts in that Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the


 92 Janus Equity Funds prospectus
   retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.



   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Funds may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court,


                                                           Other information  93

   District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.



   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.



   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty


 94 Janus Equity Funds prospectus
   under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.


   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUNDS

   The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  95

--------------------------------------------------------------------------------

                               JANUS EQUITY FUNDS

                              Shareholder's Manual

                                       This Shareholder's Manual is
                                       for those shareholders
                                       investing directly with the
                                       Funds. This section will help
                                       you become familiar with the
                                       different types of accounts
                                       you can establish with Janus.
                                       It also explains in detail
                                       the wide array of services
                                       and features you can
                                       establish on your account, as
                                       well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON www.janus.com* YOU CAN:

- Open the following types of accounts: individual, joint, UGMA/UTMA, Traditional and Roth IRAs, Simplified Employee Pension ("SEP") IRAs, and Coverdell Education Savings Accounts

- Review your account or your complete portfolio

- Buy, exchange, and sell Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly, and year-end statements, semiannual and annual reports, prospectuses, and tax forms

* Certain account or transaction types may be restricted from being processed through www.janus.com. If you would like more information about these restrictions, please contact a Janus representative.

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
720 S. Colorado Blvd., Suite 290A
Denver, CO 80246-1929

 98  Janus Equity Funds prospectus

MINIMUM INVESTMENTS*

    To open a new regular Fund account                         $2,500

    To open a new UGMA/UTMA account, Coverdell Education
    Savings Account, or a retirement Fund account
      - without an automatic investment program                $1,000
      - with an automatic investment program of $100 per
        month                                                  $  500

    To add to any existing type of Fund account                $  100

   * The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, 403(b)(7) accounts, Janus prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SAR SEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of Janus Capital, its wholly-owned subsidiaries, and INTECH may open Fund accounts for $100.

   MINIMUM INVESTMENT REQUIREMENTS
   Due to the proportionately higher costs of maintaining small accounts, the Funds reserve the right to deduct an annual $25 minimum balance fee per Fund account with values below the minimums described under "Minimum Investments" or to close Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You may receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

TYPES OF ACCOUNT OWNERSHIP

   Please refer to www.janus.com or an account application for specific requirements to open and maintain an account.

   INDIVIDUAL OR JOINT OWNERSHIP
   Individual accounts are owned by one person. Joint accounts have two or more owners.

   TRUST
   An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the application.

                                                        Shareholder's manual  99

   BUSINESS ACCOUNTS
   Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

   Please refer to www.janus.com or an account application for specific requirements to open and maintain an account. Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.

   If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com.

   INVESTING FOR YOUR RETIREMENT

   Please visit www.janus.com or call a Janus representative for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

   TRADITIONAL AND ROTH IRAS
   Both IRAs allow most individuals with earned income to contribute up to the lesser of $4,000 or 100% of compensation for tax years 2006 and 2007. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits for the tax years 2006 and 2007.

   SIMPLIFIED EMPLOYEE PENSION (SEP) IRAS
   This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

   PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
   These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information.

 100  Janus Equity Funds prospectus

   SECTION 403(b)(7) PLAN
   Employees of educational organizations or other qualifying tax-exempt organizations may be eligible to participate in a Section 403(b)(7) plan. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information.

ACCOUNTS FOR THE BENEFIT OF A CHILD

   CUSTODIAL ACCOUNTS (UGMA OR UTMA)
   An UGMA/UTMA account is a custodial account managed for the benefit of a minor.

   COVERDELL EDUCATION SAVINGS ACCOUNT
   This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

   Please refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

                                                       Shareholder's manual  101

 TO OPEN AN ACCOUNT OR BUY SHARES

 Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.
 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus electronically withdraw funds from your designated bank account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. A real-time confirmation of your transaction will be provided via www.janus.com.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus representative during normal business hours. Janus will electronically withdraw funds from your designated bank account.

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATED INVESTMENTS
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.
   -----------------------------------------------------------------------------
   Note: For more information, refer to "Paying for Shares."

 102  Janus Equity Funds prospectus

    TO EXCHANGE SHARES                    TO SELL SHARES
    ONLINE AT www.janus.com               ONLINE AT www.janus.com
    --------------------------------      --------------------------------
    - Exchanges may be made online        - Redemptions may be made online
      at www.janus.com.                     at www.janus.com.



    BY TELEPHONE                          BY TELEPHONE
    --------------------------------      --------------------------------
    - Generally all accounts are          - Generally all accounts are
      automatically eligible to             automatically eligible to sell
      exchange shares by telephone.         shares by telephone. To sell
      To exchange all or a portion          all or a portion of your
      of your shares into any other         shares, call Janus
      available Janus fund, call            XpressLine(TM) or a Janus
      Janus XpressLine(TM) or a             representative. The Funds
      Janus representative.                 reserve the right to limit the
                                            dollar amount that you may
                                            redeem from your account by
                                            telephone.



    BY MAIL/IN WRITING                    BY MAIL/IN WRITING
    --------------------------------      --------------------------------
    - To request an exchange in           - To request a redemption in
      writing, please follow the            writing, please follow the
      instructions in "Written              instructions in "Written
      Instructions."                        Instructions."



    BY SYSTEMATIC EXCHANGE                BY SYSTEMATIC REDEMPTION
    --------------------------------      --------------------------------
    - You determine the amount of         - This program allows you to
      money you would like automati-        sell shares worth a specific
      cally exchanged from one Fund         dollar amount from your Fund
      account to another on any day         account on a regular basis.
      of the month.
    --------------------------------      --------------------------------
     Note: For more information,           Note: For more information,
           refer to "Exchanges."                 refer to "Payment of
                                                 Redemption Proceeds."

                                                       Shareholder's manual  103

PAYING FOR SHARES

   Please note the following when purchasing shares:


   - Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.


   - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted Canadian bank.

   - When purchasing shares through the Automatic Investment Program, if no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Investment Program will be discontinued.

   - We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Funds by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.


   - Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."



   - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Money Market Fund-Investor Shares ("Janus Money Market Fund"). For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus to (i) buy shares of another Janus fund or (ii) sell shares of Janus Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of Janus Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund,


 104  Janus Equity Funds prospectus
     or your money will be invested in Janus Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from Janus Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under "Policies in Relation to Transactions."


   - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

   - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGES

   Please note the following when exchanging shares:


   - An exchange represents the redemption (or sale) of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.


   - You may generally exchange shares of a Fund for shares of any fund in the Trust.


   - New regular Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")



   - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")



   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an


                                                       Shareholder's manual  105
     annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


   - Exchanges between existing Janus fund accounts must meet the $100 subsequent investment requirement.

   - For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.


   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


   - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


   - An exchange of shares from JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY FUND, INTECH RISK-MANAGED STOCK FUND, JANUS GLOBAL OPPORTUNITIES FUND, JANUS GLOBAL RESEARCH FUND, JANUS OVERSEAS FUND, or JANUS WORLDWIDE FUND, held for three months or less may be subject to the Funds' redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."



   - With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."


   - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

 106  Janus Equity Funds prospectus

   Note: For the fastest and easiest way to exchange shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES


   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents.


   The Funds attempt to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

   The Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges")

                                                       Shareholder's manual  107
   in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

   Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the

 108  Janus Equity Funds prospectus
   account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in Funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account

                                                       Shareholder's manual  109
   impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

PAYMENT OF REDEMPTION PROCEEDS

   BY ELECTRONIC TRANSFER - Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.

   - NEXT DAY WIRE TRANSFER - Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). Wire transfers will be charged a fee for each wire and your bank may charge an additional fee to receive the wire.

   - ACH (AUTOMATED CLEARING HOUSE) TRANSFER - Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.

   BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

   BY SYSTEMATIC REDEMPTION - If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.


   GENERALLY, ORDERS TO SELL SHARES MAY BE INITIATED AT ANY TIME ON www.janus.com, BY TELEPHONE, OR IN WRITING. CERTAIN TAX-DEFERRED ACCOUNTS MAY REQUIRE A WRITTEN REQUEST. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR AUTOMATED INVESTMENT, THE FUNDS CAN DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. UNLESS YOU PROVIDE ALTERNATE INSTRUCTIONS, YOUR PROCEEDS WILL BE INVESTED IN THE INVESTOR SHARES CLASS OF JANUS MONEY MARKET FUND DURING THE 15-DAY HOLD PERIOD.


 110  Janus Equity Funds prospectus

   Note: For the fastest and easiest way to redeem shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

REDEMPTION FEE


   Redemptions (and exchanges) of shares from JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY FUND, INTECH RISK-MANAGED STOCK FUND, JANUS GLOBAL OPPORTUNITIES FUND, JANUS GLOBAL RESEARCH FUND, JANUS OVERSEAS FUND, or JANUS WORLDWIDE FUND held for three months or less may be subject to the Funds' redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.


   Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
   (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) involuntary redemptions imposed by Janus Capital; and (vi) reinvested distributions (dividends and capital gains).

   If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary or refer to your plan documents for more

                                                       Shareholder's manual  111
   information on whether the redemption fee will be applied to redemptions of your shares. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries.

   In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

WRITTEN INSTRUCTIONS


   To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus." Please include the following information:



   - the name of the Janus fund(s) being redeemed or exchanged;


   - the account number(s);


   - the amount of money or number of shares being redeemed or exchanged;


   - the name(s) on the account;


   - the signature(s) of all registered account owners (refer to account application for signature requirements); and


   - your daytime telephone number.

SIGNATURE GUARANTEE

   A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

   - You request a redemption by check above a certain dollar amount.

   - You would like a check made payable to anyone other than the shareholder(s) of record.

   - You would like a check mailed to an address that has been changed within 10 days of the redemption request.

   - You would like a check mailed to an address other than the address of record.

   - You would like your redemption proceeds sent to a bank account other than a bank account of record.

 112  Janus Equity Funds prospectus

   THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

   A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

   - It does not appear valid or in good form.

   - The transaction amount exceeds the surety bond limit of the signature guarantee.

   - The guarantee stamp has been reported as stolen, missing, or counterfeit.

   HOW TO OBTAIN A SIGNATURE GUARANTEE

   A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

   If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by

                                                       Shareholder's manual  113
   dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares, to the extent that Fund is invested in such markets.


   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Policies in Relation to Transactions" after your request is received in good order by a Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such

 114  Janus Equity Funds prospectus
   change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   POLICIES IN RELATION TO TRANSACTIONS

   EXCHANGES - Exchange requests between Funds must be received in good order by a Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV. The money market funds reserve the right to require exchange requests prior to these times on days when the bond market or the NYSE close early.


   OTHER TRANSACTIONS - All phone and written requests, including but not limited to, purchases by check or automated investment, wire transfers, and ACH transfer, must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE in order to receive the NAV calculated at that time. Transactions involving funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.


AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Funds, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Funds and to protect the confidentiality of the Funds' portfolio holdings. The following describes those policies and procedures.


   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on

                                                       Shareholder's manual  115
   www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the non-money market funds are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The funds' top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for all funds shall be available to any person monthly upon request, with a 30-day lag, following the posting of the funds' portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Funds. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' Statement of Additional Information.


   Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-3713 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are included in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR.


 116  Janus Equity Funds prospectus

   Shareholder reports containing such portfolio holdings are delivered to shareholders and are also available at www.janus.com.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

   TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

   You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.

   A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

   TAXPAYER IDENTIFICATION NUMBER

   On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

   INVOLUNTARY REDEMPTIONS

   The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds. This includes, but is not limited to, accounts that a Fund or its agent believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.

                                                       Shareholder's manual  117

   ONLINE AND TELEPHONE TRANSACTIONS

   You may initiate many transactions through www.janus.com or by calling Janus XpressLine(TM). You may also contact a Janus representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit www.janus.com or call a Janus representative. The Funds and their agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

   Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

   Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus representative by telephone. If you are unable to reach a Janus representative by telephone, please consider visiting www.janus.com, calling Janus XpressLine(TM), or sending written instructions.

   DISTRIBUTIONS

   Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit www.janus.com, call a Janus representative, or send a written request signed by the shareholder(s) of record.


   If you receive Fund distributions from an open non-retirement Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, upon return of the follow up mailing the distribution check will be reinvested in your open Fund account at the next calculated NAV. Your non-retirement Fund account distribution checks will also be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


   TEMPORARY SUSPENSION OF SERVICES

   The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Funds may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Funds may suspend redemptions and/or postpone payment of redemption

 118  Janus Equity Funds prospectus
   proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

   ADDRESS CHANGES

   For the easiest way to change the address on your account, visit www.janus.com. You may also call a Janus representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

   REGISTRATION CHANGES

   To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit www.janus.com or call a Janus representative for further instructions.

   BANK ACCOUNT CHANGES

   For the easiest way to change your bank account of record or add new bank account information to your account, visit www.janus.com. You may also send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at www.janus.com for purchases only. Certain tax-deferred accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at www.janus.com or over the telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Fund account.

   STATEMENTS, REPORTS, AND PROSPECTUSES

   We will send you quarterly confirmations of all transactions. You may elect on www.janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on www.janus.com, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Funds reserve the right to charge a fee for additional account statement requests.

   The Funds produce financial reports that include a complete list of each of the Funds' portfolio holdings semiannually, and update their prospectus annually.

                                                       Shareholder's manual  119

   You may elect to receive these reports and prospectus updates electronically on www.janus.com.


   Unless you instruct Janus otherwise by contacting a Janus representative, the Funds will mail only one report or prospectus to your address of record ("household"), even if more than one person in your household has a Fund account. This process, known as "householding," reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus representative or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Funds receive your instructions.


 120  Janus Equity Funds prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund.

   DISTRIBUTION SCHEDULE

                                  Dividends                    Capital Gains
    Janus Balanced Fund and       Normally declared and        Normally declared and
    Janus Growth and Income Fund  distributed in March, June,  distributed in December
                                  September, and December
    --------------------------------------------------------------------------------------
    All other Equity Funds        Normally declared and        Normally declared and
                                  distributed in December      distributed in December

   If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT A FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross

                                                    Distributions and taxes  121
   income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

DISTRIBUTION OPTIONS

   When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to www.janus.com, by calling a Janus representative, or by writing the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:

   REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

   CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

   REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

   REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.


   The Funds reserve the right to reinvest undeliverable and uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to "Distributions."


TAXES

   As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

 122 Janus Equity Funds prospectus

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUNDS

   Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


   The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.


                                                    Distributions and taxes  123

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The financial highlights tables are intended to help you understand the Funds' financial performance through October 31st of each fiscal year or period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


   The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions).


   The information for Janus Mid Cap Value Fund has been derived from the financial statements of Berger Mid Cap Value Fund, which was reorganized into the Fund on April 21, 2003. Berger Mid Cap Value Fund had a fiscal year end of September 30. Following the reorganization, Janus Mid Cap Value Fund changed its fiscal year end to October 31.


 124 Janus Equity Funds prospectus

JANUS FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2006         2005         2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD             $24.44       $22.69       $22.52       $18.39        $22.11
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.09         0.02           --(1)        --(1)         --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                   2.92         1.73         0.17         4.13        (3.72)
 Total from investment operations                   3.01         1.75         0.17         4.13        (3.72)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.02)           --           --           --            --
 Distributions (from capital gains)                   --           --           --           --            --
 Payment from affiliate                               --(2)        --(2)        --(2)        --            --
 Total distributions and other                    (0.02)           --           --           --            --
 NET ASSET VALUE, END OF PERIOD                   $27.43       $24.44       $22.69       $22.52        $18.39
 Total return                                     12.31%(3)     7.71%(3)     0.75%(3)    22.46%      (16.82)%
 Net assets, end of period (in millions)         $11,209      $11,143      $13,277      $17,426       $16,320
 Average net assets for the period (in
  millions)                                      $11,232      $12,310      $15,433      $16,207       $21,651
 Ratio of gross expenses to average net
  assets(4)                                        0.90%        0.88%        0.90%        0.89%         0.85%
 Ratio of net expenses to average net assets       0.90%        0.87%        0.90%        0.89%         0.84%
 Ratio of net investment income/(loss) to
  average net assets                               0.34%        0.07%      (0.17)%      (0.17)%       (0.24)%
 Portfolio turnover rate                             69%          78%          21%          22%           27%
-------------------------------------------------------------------------------------------------------------


(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


                                                       Financial highlights  125

JANUS ENTERPRISE FUND
--------------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31
                                                   2006         2005         2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $39.48       $33.73       $30.02       $22.93        $29.67
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      (0.04)           --(1)        --(1)        --(1)         --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                    6.21         5.75         3.71         7.09        (6.74)
 Total from investment operations                    6.17         5.75         3.71         7.09        (6.74)
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                --           --           --           --            --
 Distributions (from capital gains)                    --           --           --           --            --
 Total distributions                                   --           --           --           --            --
 NET ASSET VALUE, END OF PERIOD                    $45.65       $39.48       $33.73       $30.02        $22.93
 Total return                                      15.63%       17.05%       12.36%       30.92%      (22.72)%
 Net assets, end of period (in millions)           $1,744       $1,704       $1,680       $1,917        $1,854
 Average net assets for the period (in millions)   $1,779       $1,729       $1,796       $1,742        $2,518
 Ratio of gross expenses to average net
  assets(2)                                         1.00%        0.96%        1.04%        1.02%         0.93%
 Ratio of net expenses to average net assets        0.99%        0.95%        1.03%        1.02%         0.90%
 Ratio of net investment income/(loss) to
  average net assets                              (0.24)%      (0.30)%      (0.46)%      (0.46)%       (0.43)%
 Portfolio turnover rate                              40%          28%          27%          32%           64%
--------------------------------------------------------------------------------------------------------------


(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


 126 Janus Equity Funds prospectus

JANUS ORION FUND(1)
------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                   2006        2005        2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $7.80       $6.25        $5.64        $4.33         $5.21
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.04        0.03           --(2)        --(2)         --(2)
 Net gain/(loss) on securities (both realized
  and unrealized)                                   1.71        1.52         0.61         1.31        (0.88)
 Total from investment operations                   1.75        1.55         0.61         1.31        (0.88)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.06)          --           --           --            --
 Distributions (from capital gains)                   --          --           --           --            --
 Payment from affiliate                               --          --           --(3)        --            --
 Total distributions and other                    (0.06)          --           --           --            --
 NET ASSET VALUE, END OF PERIOD                    $9.49       $7.80        $6.25        $5.64         $4.33
 Total return                                     22.58%      24.80%       10.82%(4)    29.95%      (16.70)%
 Net assets, end of period (in millions)          $3,243        $691         $530         $514          $421
 Average net assets for the period (in millions)    $966        $590         $540         $431          $562
 Ratio of gross expenses to average net
  assets(5)                                        1.00%       1.02%        1.09%        1.10%         1.09%
 Ratio of net expenses to average net assets       0.99%       1.01%        1.08%        1.08%         1.04%
 Ratio of net investment income/(loss) to
  average net assets                               0.80%       0.52%      (0.05)%      (0.43)%       (0.30)%
 Portfolio turnover rate                             63%         68%          69%          72%          161%
------------------------------------------------------------------------------------------------------------



(1) Effective October 31, 2006, Janus Olympus Fund merged into Janus Orion Fund.


(2) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.


(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.


(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


                                                       Financial highlights  127

JANUS RESEARCH FUND(1)
------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                   2006        2005        2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD             $22.05      $19.48       $18.14       $14.92        $19.14
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.02        0.09           --(2)        --(2)         --(2)
 Net gain/(loss) on securities (both realized
  and unrealized)                                   2.18        2.51         1.34         3.22        (4.18)
 Total from investment operations                   2.20        2.60         1.34         3.22        (4.18)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.06)      (0.03)           --           --        (0.04)
 Distributions (from capital gains)                   --          --           --           --            --
 Payment from affiliate                               --(3)       --           --           --            --
 Total distributions and other                    (0.06)      (0.03)           --           --        (0.04)
 NET ASSET VALUE, END OF PERIOD                   $24.19      $22.05       $19.48       $18.14        $14.92
 Total return                                     10.00%(4)   13.35%        7.39%       21.58%      (21.88)%
 Net assets, end of period (in millions)          $3,877      $4,473       $4,472       $5,282        $5,034
 Average net assets for the period (in millions)  $4,052      $4,448       $5,007       $5,089        $6,784
 Ratio of gross expenses to average net
  assets(5)                                        0.98%       0.93%        0.97%        0.96%         0.94%
 Ratio of net expenses to average net assets       0.97%       0.92%        0.97%        0.95%         0.92%
 Ratio of net investment income/(loss) to
  average net assets                               0.11%       0.42%      (0.26)%      (0.31)%       (0.07)%
 Portfolio turnover rate                            147%         38%          43%          54%           97%
------------------------------------------------------------------------------------------------------------


(1) Formerly named Janus Mercury Fund.
(2) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.

(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.


(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


 128 Janus Equity Funds prospectus

JANUS TRITON FUND
----------------------------------------------------------------------------------
                                                                 Year or Period
                                                                ended October 31
                                                               2006        2005(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                          $10.86       $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.01           --
 Net gain/(loss) on securities (both realized and
  unrealized)                                                    2.27         0.86
 Total from investment operations                                2.28         0.86
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                        (0.03)           --
 Distributions (from capital gains)                            (0.02)           --
 Total distributions                                           (0.05)           --
 NET ASSET VALUE, END OF PERIOD                                $13.09       $10.86
 Total return(2)                                               21.06%        8.60%
 Net assets, end of period (in millions)                         $112          $38
 Average net assets for the period (in millions)                 $105          $26
 Ratio of gross expenses to average net assets(3)               1.11%        1.27%(4)
 Ratio of net expenses to average net assets(3)                 1.09%        1.25%
 Ratio of net investment income/(loss) to average net
  assets(3)                                                     0.12%      (0.24)%
 Portfolio turnover rate(3)                                      262%          48%
----------------------------------------------------------------------------------


(1) Fiscal period from February 25, 2005 (inception) through October 31, 2005.
(2) Total return is not annualized for periods of less than one full year.
(3) Annualized for periods of less than one full year.


(4) The ratio was 1.85% in 2005 before waiver of certain fees incurred by the Fund.

                                                       Financial highlights  129

JANUS GLOBAL LIFE SCIENCES FUND
--------------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31
                                                   2006         2005         2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $19.37       $16.08       $14.61       $12.82        $16.96
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          --(1)        --(1)        --(1)        --(1)         --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                    0.88         3.29         1.47         1.79        (4.14)
 Total from investment operations                    0.88         3.29         1.47         1.79        (4.14)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                --           --           --           --            --
 Distributions (from capital gains)                    --           --           --           --            --
 Redemption fees                                       --(2)        --(2)        --(2)        --(2)        N/A
 Payment from affiliate                                --           --           --(3)        --            --
 Total distributions and other                         --           --           --           --            --
 NET ASSET VALUE, END OF PERIOD                    $20.25       $19.37       $16.08       $14.61        $12.82
 Total return                                       4.54%       20.46%       10.06%(4)    13.87%      (24.35)%
 Net assets, end of period (in millions)             $982       $1,150       $1,183       $1,264        $1,390
 Average net assets for the period (in millions)   $1,102       $1,182       $1,288       $1,296        $1,928
 Ratio of gross expenses to average net
  assets(5)                                         1.02%        0.97%        1.02%        0.99%         0.89%
 Ratio of net expenses to average net assets        1.01%        0.96%        1.01%        0.98%         0.88%
 Ratio of net investment income/(loss) to
  average net assets                              (0.39)%      (0.49)%      (0.52)%      (0.28)%       (0.42)%
 Portfolio turnover rate                              87%          77%          78%         135%           73%
--------------------------------------------------------------------------------------------------------------


(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.

(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


 130 Janus Equity Funds prospectus

JANUS GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2006         2005         2004          2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD             $10.88        $9.70       $10.44         $7.41        $10.83
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         --(1)      0.01         0.02            --(1)     (0.01)
 Net gain/(loss) on securities (both realized
  and unrealized)                                   1.36         1.17       (0.76)          3.03        (3.41)
 Total from investment operations                   1.36         1.18       (0.74)          3.03        (3.42)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.01)           --           --            --            --
 Distributions (from capital gains)                   --           --           --            --            --
 Redemption fees                                      --(2)        --(2)        --(2)         --(2)        N/A
 Payment from affiliate                               --(3)        --           --(3)         --            --
 Total distributions and other                    (0.01)           --           --            --            --
 NET ASSET VALUE, END OF PERIOD                   $12.23       $10.88        $9.70        $10.44         $7.41
 Total return                                     12.48%(4)    12.16%      (7.09)%(4)     41.08%      (31.67)%
 Net assets, end of period (in millions)            $914         $994       $1,255        $1,656        $1,250
 Average net assets for the period (in
  millions)                                         $999       $1,110       $1,481        $1,333        $1,907
 Ratio of gross expenses to average net
  assets(5)                                        1.13%        1.04%        1.07%         1.07%         0.96%
 Ratio of net expenses to average net assets       1.11%        1.03%        1.07%         1.06%         0.94%
 Ratio of net investment income/(loss) to
  average net assets                             (0.30)%        0.07%      (0.37)%       (0.27)%       (0.14)%
 Portfolio turnover rate                             85%          31%          24%           48%           66%
--------------------------------------------------------------------------------------------------------------


(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.

(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


                                                       Financial highlights  131

JANUS BALANCED FUND
-------------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31
                                                     2006         2005        2004        2003         2002
 NET ASSET VALUE, BEGINNING OF PERIOD                $21.62      $20.33      $19.34       $18.08       $19.27
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          0.43        0.42        0.38         0.38         0.47
 Net gain/(loss) on securities (both realized and
  unrealized)                                          2.45        1.28        0.99         1.28       (1.20)
 Total from investment operations                      2.88        1.70        1.37         1.66       (0.73)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)              (0.43)      (0.41)      (0.38)       (0.40)       (0.46)
 Distributions (from capital gains)                      --          --          --           --           --
 Payment from affiliate                                  --(1)       --(1)       --(1)        --           --
 Total distributions and other                       (0.43)      (0.41)      (0.38)       (0.40)       (0.46)
 NET ASSET VALUE, END OF PERIOD                      $24.07      $21.62      $20.33       $19.34       $18.08
 Total return                                        13.41%(2)    8.43%(2)    7.11%(2)     9.34%      (3.85)%
 Net assets, end of period (in millions)             $2,478      $2,507      $2,849       $3,929       $3,936
 Average net assets for the period (in millions)     $2,499      $2,721      $3,235       $4,004       $4,278
 Ratio of gross expenses to average net assets(3)     0.82%       0.80%       0.87%        0.89%        0.86%
 Ratio of net expenses to average net assets          0.81%       0.79%       0.87%        0.88%        0.84%
 Ratio of net investment income/(loss) to average
  net assets                                          1.85%       1.93%       1.82%        2.00%        2.44%
 Portfolio turnover rate                                50%         47%         45%          73%          88%
-------------------------------------------------------------------------------------------------------------


(1) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


 132 Janus Equity Funds prospectus

JANUS CONTRARIAN FUND
-----------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                  2006        2005        2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD            $14.20      $11.74       $9.97         $6.95         $8.42
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.21        0.05        0.01            --(1)         --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                  3.25        2.44        1.76          3.03        (1.45)
 Total from investment operations                  3.46        2.49        1.77          3.03        (1.45)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)          (0.04)      (0.03)          --        (0.01)(2)     (0.02)
 Distributions (from capital gains)              (0.18)          --          --            --            --
 Payment from affiliate                              --(3)       --(3)       --(3)         --            --
 Total distributions and other                   (0.22)      (0.03)          --        (0.01)        (0.02)
 NET ASSET VALUE, END OF PERIOD                  $17.44      $14.20      $11.74         $9.97         $6.95
 Total return                                    24.60%(4)   21.19%(4)   17.75%(4)     43.57%      (17.23)%
 Net assets, end of period (in millions)         $4,003      $2,906      $2,384        $2,499        $1,287
 Average net assets for the period (in
  millions)                                      $3,512      $2,716      $2,497        $1,863        $1,808
 Ratio of gross expenses to average net
  assets(5)                                       0.95%       0.93%       0.98%         1.02%         1.01%
 Ratio of net expenses to average net assets      0.94%       0.93%       0.98%         1.01%         0.98%
 Ratio of net investment income to average net
  assets                                          1.41%       0.45%       0.07%       (0.17)%         0.03%
 Portfolio turnover rate                            39%         42%         30%           44%           60%
-----------------------------------------------------------------------------------------------------------


(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.

(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.


(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


                                                       Financial highlights  133

JANUS FUNDAMENTAL EQUITY FUND(1)
-----------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                  2006        2005        2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD            $22.15      $18.78      $17.04        $14.99        $16.78
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.11        0.11        0.05          0.07          0.11
 Net gain/(loss) on securities (both realized
  and unrealized)                                  3.24        3.34        1.75          2.09        (1.81)
 Total from investment operations                  3.35        3.45        1.80          2.16        (1.70)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)          (0.07)      (0.08)      (0.06)        (0.11)        (0.09)
 Distributions (from capital gains)                  --          --          --            --            --
 Payment from affiliate                              --(2)       --(2)       --            --            --
 Total distributions and other                   (0.07)      (0.08)      (0.06)        (0.11)        (0.09)
 NET ASSET VALUE, END OF PERIOD                  $25.43      $22.15      $18.78        $17.04        $14.99
 Total return                                    15.15%(3)   18.44%(4)   10.61%        14.54%      (10.26)%
 Net assets, end of period (in millions)         $1,018        $721        $613          $708          $707
 Average net assets for the period (in
  millions)                                        $956        $653        $654          $708          $802
 Ratio of gross expenses to average net
  assets(5)                                       0.92%       0.90%       0.97%         0.97%         0.92%
 Ratio of net expenses to average net assets      0.91%       0.89%       0.97%         0.96%         0.89%
 Ratio of net investment income/(loss) to
  average net assets                              0.49%       0.50%       0.24%         0.40%         0.66%
 Portfolio turnover rate                            46%         74%         58%           77%           98%
-----------------------------------------------------------------------------------------------------------


(1) Formerly named Janus Core Equity Fund.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.


(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


 134 Janus Equity Funds prospectus

JANUS GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                  2006        2005        2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD            $33.97      $29.29      $27.12        $23.70        $27.99
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.61        0.24        0.07          0.17          0.20
 Net gain/(loss) on securities (both realized
  and unrealized)                                  3.30        4.66        2.17          3.43        (4.28)
 Total from investment operations                  3.91        4.90        2.24          3.60        (4.08)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)          (0.52)      (0.22)      (0.07)        (0.18)        (0.21)
 Distributions (from capital gains)                  --          --          --            --            --
 Payment from affiliate                              --(1)       --(1)       --(1)         --            --
 Total distributions and other                   (0.52)      (0.22)      (0.07)        (0.18)        (0.21)
 NET ASSET VALUE, END OF PERIOD                  $37.36      $33.97      $29.29        $27.12        $23.70
 Total return                                    11.56%(2)   16.79%(2)    8.28%(2)     15.20%      (14.62)%
 Net assets, end of period (in millions)         $6,781      $5,735      $5,177        $6,003        $5,328
 Average net assets for the period (in
  millions)                                      $6,677      $5,455      $5,568        $5,715        $6,480
 Ratio of gross expenses to average net
  assets(3)                                       0.89%       0.88%       0.92%         0.91%         0.90%
 Ratio of net expenses to average net assets      0.88%       0.87%       0.92%         0.91%         0.88%
 Ratio of net investment income/(loss) to
  average net assets                              1.90%       0.68%       0.24%         0.67%         0.73%
 Portfolio turnover rate                            50%         38%         41%           50%           49%
-----------------------------------------------------------------------------------------------------------


(1) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


                                                       Financial highlights  135

INTECH RISK-MANAGED STOCK FUND
-------------------------------------------------------------------------------------------------------
                                                                          Years or Period
                                                                         ended October 31
                                                             2006        2005        2004       2003(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                       $15.28      $13.98      $12.44      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                 0.12        0.12        0.08        0.01
 Net gain/(loss) on securities (both realized and
  unrealized)                                                 1.96        1.89        1.75        2.43
 Total from investment operations                             2.08        2.01        1.83        2.44
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                     (0.13)      (0.08)      (0.03)          --
 Distributions (from capital gains)                         (0.77)      (0.63)      (0.26)          --
 Redemption fees                                                --(2)       --(2)       --(2)       --(2)
 Total distributions and other                              (0.90)      (0.71)      (0.29)          --
 NET ASSET VALUE, END OF PERIOD                             $16.46      $15.28      $13.98      $12.44
 Total return(3)                                            14.10%      14.79%      15.06%      24.40%
 Net assets, end of period (in millions)                      $499        $379        $182         $89
 Average net assets for the period (in millions)              $433        $308        $130         $51
 Ratio of gross expenses to average net assets(4)(5)         0.91%       0.89%       0.69%(6)    1.13%(6)
 Ratio of net expenses to average net assets(4)              0.90%       0.88%       0.69%       1.13%
 Ratio of net investment income/(loss) to average net
  assets(4)                                                  0.81%       0.92%       0.72%       0.24%
 Portfolio turnover rate(4)                                   108%         81%         71%         39%
-------------------------------------------------------------------------------------------------------


(1) Fiscal period from February 28, 2003 (inception) through October 31, 2003.
(2) Redemption fees aggregated less than $0.01 on a per share basis for the period or year end.
(3) Total return is not annualized for periods of less than one full year.
(4) Annualized for periods of less than one full year.

(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.

(6) The ratio was 1.07% in 2004 and 1.78% in 2003 before waiver of certain fees incurred by the Fund.

 136 Janus Equity Funds prospectus

JANUS MID CAP VALUE FUND - INVESTOR SHARES(1)
--------------------------------------------------------------------------------------------------------------
                                                     Years or Periods                              Year ended
                                                     ended October 31                             September 30
                                  2006        2005        2004       2003(2)      2003(3)             2002
 NET ASSET VALUE, BEGINNING OF
  PERIOD                         $23.24      $22.22      $18.94      $15.15        $13.71             $14.30
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/(loss)      0.37        0.14        0.10        0.03          0.03               0.02
 Net gain/(loss) on securities
  (both realized and
  unrealized)                      3.33        2.89        3.28        3.76          1.44             (0.23)
 Total from investment
  operations                       3.70        3.03        3.38        3.79          1.47             (0.21)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
  income)                        (0.24)      (0.08)      (0.10)          --        (0.03)             (0.03)
 Distributions (from capital
  gains)                         (1.83)      (1.93)          --          --            --             (0.35)
 Payment from affiliate              --(4)       --(4)       --(4)       --            --                 --
 Total distributions and other   (2.07)      (2.01)      (0.10)          --        (0.03)             (0.38)
 NET ASSET VALUE, END OF PERIOD  $24.87      $23.24      $22.22      $18.94        $15.15             $13.71
 Total return(5)                 16.88%(6)   14.26%(7)   17.92%(6)   25.02%        10.73%            (1.96)%
 Net assets, end of period (in
  millions)                      $5,181      $4,188      $2,979      $1,494        $1,034               $782
 Average net assets for the
  period (in millions)           $4,807      $3,797      $2,245      $1,262          $962                N/A
 Ratio of gross expenses to
  average net assets(8)(9)        0.93%       0.93%       0.94%       1.08%         1.14%(10)(11)      1.17%
 Ratio of net expenses to
  average net assets(8)           0.93%       0.92%       0.94%       1.08%         1.14%(10)(11)        N/A
 Ratio of net investment
  income/(loss) to average net
  assets(8)                       1.69%       0.67%       0.56%       0.45%         0.44%              0.28%
 Portfolio turnover rate(8)         95%         86%         91%         97%           94%                65%
--------------------------------------------------------------------------------------------------------------


 (1) Berger Mid Cap Value Fund prior to reorganization.
 (2) Fiscal period May 1, 2003 through October 31, 2003.
 (3) Fiscal period October 1, 2002 through April 30, 2003.
 (4) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
 (5) Total return is not annualized for periods of less than one full year.
 (6) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

 (7) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

 (8) Annualized for periods of less than one full year.

                                                       Financial highlights  137

 (9) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.

(10) Certain prior year amounts have been reclassified to conform to current year presentation.
(11) The ratio was 1.17% in 2003 before waiver of certain fees incurred by the Fund.

 138 Janus Equity Funds prospectus

JANUS GLOBAL OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------
                                                           Years ended October 31
                                        2006          2005         2004          2003           2002
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $13.91       $12.93       $11.66          $8.64          $9.68
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.10         0.10         0.03           0.03           0.03
 Net gain/(loss) on securities
   (both realized and unrealized)         1.42         0.91         1.27           3.02         (1.04)
 Total from investment operations         1.52         1.01         1.30           3.05         (1.01)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                              (0.11)       (0.03)       (0.03)         (0.04)         (0.02)
 Distributions (from capital gains)         --           --           --             --         (0.01)
 Redemption fees                            --(1)        --(1)        --(1)        0.01            N/A
 Payment from affiliate                     --           --(2)        --             --             --
 Total distributions and other          (0.11)       (0.03)       (0.03)         (0.03)         (0.03)
 NET ASSET VALUE, END OF PERIOD         $15.32       $13.91       $12.93         $11.66          $8.64
 Total return                           10.96%(3)     7.78%(3)    11.18%         35.51%       (10.59)%
 Net assets, end of period (in
   millions)                              $146         $178         $207           $144           $149
 Average net assets for the period
   (in millions)                          $161         $219         $175           $133           $155
 Ratio of gross expenses to average
   net assets                            1.17%(4)     1.03%(5)     1.09%(5)       1.17%          1.19%
 Ratio of net expenses to average
   net assets                            1.15%        1.02%        1.09%          1.16%          1.16%
 Ratio of net investment
   income/(loss) to average net
   assets                                0.57%        0.62%        0.24%          0.27%          0.40%
 Portfolio turnover rate                   38%          36%          37%            31%            84%
------------------------------------------------------------------------------------------------------


(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and increased the ratio by 0.02%.


(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2005 and 2004.


                                                       Financial highlights  139

JANUS GLOBAL RESEARCH FUND(1)
----------------------------------------------------------------------------------
                                                                 Year or Period
                                                                ended October 31
                                                               2006        2005(2)
 NET ASSET VALUE, BEGINNING OF PERIOD                          $11.11       $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.10       (0.01)
 Net gain/(loss) on securities (both realized and
  unrealized)                                                    2.22         1.12
 Total from investment operations                                2.32         1.11
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                        (0.04)           --
 Distributions (from capital gains)                            (0.23)           --
 Payment from affiliate                                            --           --(3)
 Total distributions and other                                 (0.27)           --
 NET ASSET VALUE, END OF PERIOD                                $13.16       $11.11
 Total return(4)                                               21.21%       11.10%(5)
 Net assets, end of period (in millions)                         $113          $47
 Average net assets for the period (in millions)                  $80          $30
 Ratio of gross expenses to average net assets(6)               1.16%        1.27%(7)
 Ratio of net expenses to average net assets(6)                 1.14%        1.25%
 Ratio of net investment income/(loss) to average net
  assets(6)                                                     0.48%      (0.24)%
 Portfolio turnover rate(6)                                      118%          86%
----------------------------------------------------------------------------------


(1) Formerly named Janus Research Fund.
(2) Fiscal period from February 25, 2005 (inception) through October 31, 2005.
(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal period end.
(4) Total return is not annualized for periods of less than one full year.
(5) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(6) Annualized for periods of less than one full year.


(7) The ratio was 1.61% before waiver of certain fees incurred by the Fund.

 140 Janus Equity Funds prospectus

JANUS OVERSEAS FUND
-----------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                    2006        2005        2004        2003         2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $28.42      $21.62      $19.50      $15.44        $18.44
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        0.49        0.21        0.18        0.24          0.15
 Net gain/(loss) on securities (both realized and
  unrealized)                                       13.80        6.82        2.18        3.98        (3.05)
 Total from investment operations                   14.29        7.03        2.36        4.22        (2.90)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)            (0.28)      (0.23)      (0.24)      (0.16)        (0.10)
 Distributions (from capital gains)                    --          --          --          --            --
 Redemption fees                                     0.02          --(1)       --(1)       --(1)        N/A
 Payment from affiliate                                --(2)       --(2)       --(2)       --            --
 Total distributions and other                     (0.26)      (0.23)      (0.24)      (0.16)        (0.10)
 NET ASSET VALUE, END OF PERIOD                    $42.45      $28.42      $21.62      $19.50        $15.44
 Total return                                      50.71%(3)   32.74%(3)   12.24%(3)   27.62%      (15.78)%
 Net assets, end of period (in millions)           $5,317      $2,555      $2,090      $2,811        $3,243
 Average net assets for the period (in millions)   $3,933      $2,272      $2,497      $2,898        $4,446
 Ratio of gross expenses to average net assets(4)   0.92%       0.90%       0.93%       0.94%         0.91%
 Ratio of net expenses to average net assets        0.91%       0.89%       0.93%       0.94%         0.89%
 Ratio of net investment income/(loss) to average
  net assets                                        1.69%       0.88%       0.72%       1.21%         0.69%
 Portfolio turnover rate                              61%         57%         58%        104%           63%
-----------------------------------------------------------------------------------------------------------


(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


                                                       Financial highlights  141

JANUS WORLDWIDE FUND
-----------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                   2006        2005        2004        2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD             $41.41      $38.12      $37.34       $32.87        $40.17
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.65        0.46        0.30         0.37          0.27
 Net gain/(loss) on securities (both realized
  and unrealized)                                   6.48        3.14        0.84         4.41        (7.56)
 Total from investment operations                   7.13        3.60        1.14         4.78        (7.29)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.49)      (0.31)      (0.36)       (0.31)        (0.01)
 Distributions (from capital gains)                   --          --          --           --            --
 Redemption fees                                      --(1)       --(1)       --(1)        --(1)        N/A
 Payment from affiliate                               --(2)       --(2)       --(2)        --            --
 Total distributions and other                    (0.49)      (0.31)      (0.36)       (0.31)        (0.01)
 NET ASSET VALUE, END OF PERIOD                   $48.05      $41.41      $38.12       $37.34        $32.87
 Total return                                     17.34%(3)    9.47%(3)    3.06%(3)    14.65%      (18.15)%
 Net assets, end of period (in millions)          $4,373      $4,958      $7,074      $11,341       $13,465
 Average net assets for the period (in millions)  $4,602      $5,984      $9,278      $12,124       $18,185
 Ratio of gross expenses to average net assets     0.87%(4)(5)  0.85%(6)   0.92%(6)     0.93%         0.87%
 Ratio of net expenses to average net assets       0.86%       0.85%       0.92%        0.92%         0.86%
 Ratio of net investment income/(loss) to
  average net assets                               1.31%       0.90%       0.61%        0.99%         0.62%
 Portfolio turnover rate                             43%         33%        120%         108%           73%
-----------------------------------------------------------------------------------------------------------


(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.

(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and increased the ratio by 0.01%.


(5) The ratio was 0.90% before waiver of certain fees incurred by the Fund.


(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2005 and 2004.


 142 Janus Equity Funds prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.


   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.


   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

                                               Glossary of investment terms  143

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."



   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.


   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

 144 Janus Equity Funds prospectus
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

                                               Glossary of investment terms  145

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

 146 Janus Equity Funds prospectus
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

                                               Glossary of investment terms  147

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

 148 Janus Equity Funds prospectus
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.


   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.


   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                               Glossary of investment terms  149

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting a Janus representative at 1-800-525-3713. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                  The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  PO Box 173375
                                  Denver, CO 80217-3375
                                  1-800-525-3713

            The Trust's Investment Company Act File No. is 811-1879.

                                  February 28, 2007

                                  GROWTH
                                   Janus Fund
                                   Janus Enterprise Fund
                                   Janus Orion Fund
                                   Janus Research Fund
                                     (formerly named Janus Mercury Fund)
                                   Janus Triton Fund




                                  SPECIALTY GROWTH
                                   Janus Global Life Sciences Fund
                                   Janus Global Technology Fund



                                  CORE
                                   Janus Balanced Fund
                                   Janus Contrarian Fund
                                   Janus Fundamental Equity Fund
                                     (formerly named Janus Core Equity Fund)
                                   Janus Growth and Income Fund




                                  RISK-MANAGED
                                   INTECH Risk-Managed Stock Fund




                                  VALUE
                                   Janus Mid Cap Value Fund - Investor Shares




                                  INTERNATIONAL & GLOBAL
                                   Janus Global Opportunities Fund
                                   Janus Global Research Fund
                                     (formerly named Janus Research Fund)
                                   Janus Overseas Fund
                                   Janus Worldwide Fund

                               JANUS EQUITY FUNDS

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Funds through financial intermediaries.

(JANUS LOGO)

                        This Prospectus describes seventeen portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Fund. INTECH Risk-Managed Stock Fund is subadvised by Enhanced Investment Technologies, LLC ("INTECH"). Janus Mid Cap Value Fund is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins").

                        None of the Funds in this Prospectus, except Janus Mid Cap Value Fund, have any class designations. Janus Mid Cap Value Fund currently offers two classes of shares, with the Investor Shares being offered by this Prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Fund...............................................    2
       Janus Enterprise Fund....................................    5
       Janus Orion Fund.........................................    8
       Janus Research Fund......................................   11
       Janus Triton Fund........................................   14
       Janus Global Life Sciences Fund..........................   17
       Janus Global Technology Fund.............................   21
       Janus Balanced Fund......................................   25
       Janus Contrarian Fund....................................   28
       Janus Fundamental Equity Fund............................   31
       Janus Growth and Income Fund.............................   34
       INTECH Risk-Managed Stock Fund...........................   38
       Janus Mid Cap Value Fund - Investor Shares...............   41
       Janus Global Opportunities Fund..........................   44
       Janus Global Research Fund...............................   47
       Janus Overseas Fund......................................   51
       Janus Worldwide Fund.....................................   55

    FEES AND EXPENSES...........................................   58

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................   62
       Risks....................................................   67
       Frequently asked questions about certain risks...........   68
       General portfolio policies...............................   73

    MANAGEMENT OF THE FUNDS
       Investment adviser.......................................   78
       Management expenses......................................   79
       Subadvisers..............................................   83
       Investment personnel.....................................   84

    OTHER INFORMATION...........................................   92

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   97
       Purchases................................................   98
       Tax-deferred accounts....................................  100
       Exchanges................................................  100
       Redemptions..............................................  101
       Redemption fee...........................................  102
       Excessive trading........................................  103
       Shareholder account policies.............................  107

    DISTRIBUTIONS AND TAXES.....................................  109

    FINANCIAL HIGHLIGHTS........................................  112

    GLOSSARY OF INVESTMENT TERMS................................  131

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS FUND

   Janus Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Fund may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2006, the Fund's weighted average market capitalization was $74.6 billion.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of

 2  Janus Equity Funds prospectus
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                          Risk/return summary  3

JANUS FUND


    Annual returns for periods ended 12/31
             22.72%  38.89%  47.13%  (14.91)%  (26.10)%  (27.56)%  31.71%  4.69%  3.98%  10.59%
              1997    1998    1999     2000      2001      2002     2003   2004   2005   2006

    Best Quarter:  4th-1998 28.44%    Worst Quarter:  3rd-2001 (25.82)%



                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (2/5/70)
    Janus Fund
      Return Before Taxes                        10.59%     2.81%     6.12%        13.73%
      Return After Taxes on Distributions        10.54%     2.80%     5.02%        10.81%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                    6.96%     2.41%     4.95%        10.64%
    Russell 1000(R) Growth Index(2)               9.07%     2.69%     5.44%          N/A
      (reflects no deduction for expenses,
        fees, or taxes)
    S&P 500(R) Index(3)                          15.80%     6.19%     8.42%        11.47%
      (reflects no deduction for expenses,
        fees, or taxes)
                                                 -----------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Equity Funds prospectus

JANUS ENTERPRISE FUND

   Janus Enterprise Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS ENTERPRISE FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2006, they ranged from approximately $1.2 billion to $21.4 billion.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

                                                          Risk/return summary  5

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund normally invests at least 50% of its equity assets in securities issued by medium-sized companies. The Fund may also invest in securities issued by small-sized companies. Medium-sized and small-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


 6  Janus Equity Funds prospectus

   JANUS ENTERPRISE FUND


    Annual returns for periods ended 12/31
           10.82%  33.75%  121.90%  (30.52)%  (39.93)%  (28.28)%  35.82%  20.69%  11.40%  13.22%
            1997    1998    1999      2000      2001      2002     2003    2004    2005   2006

    Best Quarter:  4th-1999 57.93%    Worst Quarter:  1st-2001 (32.66)%



                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                1 year   5 years    10 years      (9/1/92)
    Janus Enterprise Fund
      Return Before Taxes                       13.22%      8.20%     7.37%        11.44%
      Return After Taxes on Distributions       13.22%      8.20%     6.82%        10.59%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                   8.59%      7.12%     6.25%         9.89%
    Russell Midcap(R) Growth Index(2)           10.66%      8.22%     8.62%        11.00%
      (reflects no deduction for expenses,
        fees, or taxes)
    S&P MidCap 400 Index(3)                     10.32%     10.89%    13.47%        14.40%
      (reflects no deduction for expenses,
        fees, or taxes)
                                                ------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values.
   (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  7

JANUS ORION FUND

   Janus Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS ORION FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of January 31, 2007, the Fund held stocks of 49 companies. Of these holdings, 30 comprised approximately 82.3% of the Fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the

 8  Janus Equity Funds prospectus

   Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a Fund that is classified as diversified.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 10.4% of the Fund's investments were in emerging markets.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                          Risk/return summary  9

   JANUS ORION FUND


      Annual returns for periods ended 12/31
                                        (14.69)%  (29.77)%  43.81%  14.90%  20.93%  18.64%
                                          2001      2002     2003    2004    2005   2006

      Best Quarter:  2nd-2003 23.59%    Worst Quarter:  1st-2001 (22.54)%



                                       Average annual total return for periods ended 12/31/06
                                       ------------------------------------------------------
                                                                              Since Inception
                                                           1 year   5 years      (6/30/00)
    Janus Orion Fund
      Return Before Taxes                                  18.64%   10.74%        (0.02)%
      Return After Taxes on Distributions                  18.56%   10.68%        (0.08)%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                     12.14%    9.35%        (0.05)%
    Russell 3000(R) Growth Index(2)                         9.46%    3.02%        (5.43)%
      (reflects no deduction for expenses, fees, or
        taxes)
    S&P 500(R) Index(3)                                    15.80%    6.19%          1.28%
      (reflects no deduction for expenses, fees, or
        taxes)
                                                           -------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth Index or the Russell 2000(R) Growth Index.

   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 10  Janus Equity Funds prospectus

JANUS RESEARCH FUND

   Janus Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS RESEARCH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


   Janus Capital's equity research analysts (the "Research Team") select investments for the Fund. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom-up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high conviction ideas to their respective sector teams. Sector teams compare the appreciation potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S. based issuers.

   Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk/reward opportunity or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

   Janus Capital's Director of Research oversees the investment process and is responsible for day-to-day operations of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends

                                                         Risk/return summary  11
   to be fully invested under normal circumstances, but may at times hold cash or cash equivalents.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 5.4% of the Fund's investments were in emerging markets.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


 12  Janus Equity Funds prospectus

   JANUS RESEARCH FUND(1)


    Annual returns for periods ended 12/31
            11.88%  58.41%  96.23%  (22.75)%  (29.78)%  (29.00)%  32.11%  10.77%  6.82%  8.65%
             1997    1998    1999     2000      2001      2002     2003    2004   2005   2006

    Best Quarter:  4th-1999 42.72%    Worst Quarter:  1st-2001 (24.30)%



                                            Average annual total return for periods ended 12/31/06
                                            ------------------------------------------------------
                                                                                   Since Inception
                                                    1 year   5 years    10 years      (5/3/93)
    Janus Research Fund(1)
      Return Before Taxes                            8.65%      3.82%     8.57%        12.40%
      Return After Taxes on Distributions            8.64%      3.79%     7.31%        10.66%
      Return After Taxes on Distributions and Sale
        of Fund Shares(2)                            5.64%      3.27%     6.95%        10.17%
    Russell 1000(R) Growth Index(3)                  9.07%      2.69%     5.44%         8.77%
      (reflects no deduction for expenses, fees,
        or taxes)
    S&P 500(R) Index(4)                             15.80%      6.19%     8.42%        10.95%
      (reflects no deduction for expenses, fees,
        or taxes)
                                                    ---------------------------------------


   (1) Formerly named Janus Mercury Fund.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
   (4) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  13

JANUS TRITON FUND

   Janus Triton Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS TRITON FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the Fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.


   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of

 14  Janus Equity Funds prospectus
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund invests its equity assets in securities issued by small- and medium-sized companies. Due to inherent risks such as limited product lines and/or operating history, competitive threats, limited financial resources, and the potential lack of management depth, small- and medium-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings could have a significant impact or negative effect on the Fund's returns.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the Fund's performance during its first calendar year of operations. The Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                         Risk/return summary  15

JANUS TRITON FUND(1)


      Annual returns for period ended 12/31
                                                                          15.85%
                                                                          2006

      Best Quarter:  1st-2006 15.80%    Worst Quarter:  2nd-2006 (10.64)%



                                    Average annual total return for periods ended 12/31/06
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (2/25/05)
    Janus Triton Fund
      Return Before Taxes                                         15.85%       18.57%
      Return After Taxes on Distributions                         15.62%       18.35%
      Return After Taxes on Distributions and Sale of Fund
        Shares(2)                                                 10.60%       15.89%
    Russell 2500(TM) Growth Index(3)                              12.26%       11.72%
      (reflects no deduction for expenses, fees, or taxes)
                                                                  ----------------------



   (1) The Fund's performance reflects the effect of expense waivers in 2005. Without the effect of these expense waivers, the performance shown would have been lower.

   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Russell 2500(TM) Growth Index measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 16  Janus Equity Funds prospectus

JANUS GLOBAL LIFE SCIENCES FUND

   Janus Global Life Sciences Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.


   Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the Fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The Fund may have significant exposure to emerging markets.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

                                                         Risk/return summary  17

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund normally has significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 1.0% of the Fund's investments were in emerging markets.



   The Fund focuses its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.


 18  Janus Equity Funds prospectus

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                         Risk/return summary  19

   JANUS GLOBAL LIFE SCIENCES FUND


      Annual returns for periods ended 12/31
                            61.00%  33.34%  (18.09)%  (30.11)%  27.44%  14.95%  11.45%  (1.95)%
                             1999    2000     2001      2002     2003    2004    2005   2006

      Best Quarter:  4th-1999 31.32%    Worst Quarter:  1st-2001 (26.25)%



                                       Average annual total return for periods ended 12/31/06
                                       ------------------------------------------------------
                                                                              Since Inception
                                                          1 year    5 years     (12/31/98)
    Janus Global Life Sciences Fund
      Return Before Taxes                                 (1.95)%    2.27%         8.83%
      Return After Taxes on Distributions                 (1.95)%    2.27%         8.82%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                    (1.26)%    1.95%         7.79%
    S&P 500(R) Index(2)                                    15.80%    6.19%         3.42%
      (reflects no deduction for expenses, fees, or
        taxes)
    Morgan Stanley Capital International World Health
      Care Index(3)                                        10.47%    4.58%         2.65%
      (reflects no deduction for expenses, fees, or
        taxes)
                                                          --------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   (3) The Morgan Stanley Capital International ("MSCI") World Health Care Index is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 20  Janus Equity Funds prospectus

JANUS GLOBAL TECHNOLOGY FUND

   Janus Global Technology Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the portfolio managers believe will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:



   a. companies that the portfolio managers believe have or will develop products, processes, or services that will provide significant technological advancements or improvements; and



   b. companies that the portfolio managers believe rely extensively on technology in connection with their operations or services.


   The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.


   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are


                                                         Risk/return summary  21
   unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund normally has significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 9.5% of the Fund's investments were in emerging markets.


   Although the Fund does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

 22  Janus Equity Funds prospectus

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                         Risk/return summary  23

   JANUS GLOBAL TECHNOLOGY FUND


      Annual returns for periods ended 12/31
                          211.55%  (33.67)%  (39.96)%  (40.94)%  47.14%  1.23%  11.50%  7.98%
                           1999      2000      2001      2002     2003   2004    2005   2006

      Best Quarter:  4th-1999 73.95%    Worst Quarter:  3rd-2001 (36.20)%



                                       Average annual total return for periods ended 12/31/06
                                       ------------------------------------------------------
                                                                              Since Inception
                                                           1 year   5 years     (12/31/98)
    Janus Global Technology Fund
      Return Before Taxes                                   7.98%    1.16%          3.47%
      Return After Taxes on Distributions                   7.98%    1.15%          3.36%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                      5.19%    0.99%          2.95%
    S&P 500(R) Index(2)                                    15.80%    6.19%          3.42%
      (reflects no deduction for expenses, fees, or
        taxes)
    Morgan Stanley Capital International World
      Information Technology Index(3)                       9.31%    1.33%        (1.62)%
      (reflects no deduction for expenses, fees, or
        taxes)
                                                           -------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   (3) The Morgan Stanley Capital International ("MSCI") World Information Technology Index is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 24  Janus Equity Funds prospectus

JANUS BALANCED FUND

   Janus Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.


   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.

                                                         Risk/return summary  25

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The income component of the Fund's holdings includes fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


   To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


 26  Janus Equity Funds prospectus

   JANUS BALANCED FUND


    Annual returns for periods ended 12/31
                21.81%  31.20%  23.51%  (2.16)%  (5.04)%  (6.56)%  13.74%  8.71%  7.75%  10.56%
                 1997    1998    1999    2000     2001     2002     2003   2004   2005   2006

    Best Quarter:  4th-1998 18.75%    Worst Quarter:  3rd-2001 (5.94)%



                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (9/1/92)
    Janus Balanced Fund
      Return Before Taxes                        10.56%     6.60%     9.70%        11.25%
      Return After Taxes on Distributions        10.02%     5.92%     8.36%         9.57%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                    7.00%     5.30%     7.73%         8.99%
    S&P 500(R) Index(2)                          15.80%     6.19%     8.42%        11.03%
      (reflects no deduction for expenses,
        fees, or taxes)
    Lehman Brothers Government/Credit Index(3)    3.78%     5.17%     6.26%         6.42%
      (reflects no deduction for expenses,
        fees, or taxes)
    Balanced Index(4)                            10.28%     6.00%     7.80%         9.21%
      (reflects no deduction for expenses,
        fees, or taxes)
                                                 -----------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.
   (4) The Balanced Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%).

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  27

JANUS CONTRARIAN FUND

   Janus Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS CONTRARIAN FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market

 28  Janus Equity Funds prospectus
   as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a Fund that is classified as diversified.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 22.8% of the Fund's investments were in emerging markets.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                         Risk/return summary  29

   JANUS CONTRARIAN FUND


      Annual returns for periods ended 12/31
                                        (11.74)%  (23.70)%  53.26%  22.61%  16.02%  24.58%
                                          2001      2002     2003    2004    2005   2006

      Best Quarter:  2nd-2003 24.67%    Worst Quarter:  3rd-2001 (22.31)%



                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                            1 year   5 years      (2/29/00)
    Janus Contrarian Fund
      Return Before Taxes                                   24.58%   15.69%        10.43%
      Return After Taxes on Distributions                   22.45%   15.22%         9.93%
      Return After Taxes on Distributions and Sale of Fund
        Shares(1)                                           18.52%   13.78%         9.03%
    S&P 500(R) Index(2)                                     15.80%    6.19%         2.20%
      (reflects no deduction for expenses, fees, or taxes)
    Morgan Stanley Capital International All Country World
      Index(SM)(3)                                          20.95%   10.80%         3.51%
      (reflects no deduction for expenses, fees, or taxes)
                                                            ------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   (3) The Morgan Stanley Capital International ("MSCI") All Country World Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.




   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 30  Janus Equity Funds prospectus

JANUS FUNDAMENTAL EQUITY FUND

   Janus Fundamental Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS FUNDAMENTAL EQUITY FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities selected for their growth potential. Eligible equity securities in which the Fund may invest include:


   - domestic and foreign common stocks;
   - preferred stocks;
   - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and
   - other securities with equity characteristics.

   The Fund may invest in companies of any size.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

                                                         Risk/return summary  31

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


 32  Janus Equity Funds prospectus

   JANUS FUNDAMENTAL EQUITY FUND(1)


    Annual returns for periods ended 12/31
            31.08%  40.05%  38.50%  (7.15)%  (12.11)%  (18.02)%  23.27%  13.77%  16.36%  10.28%
             1997    1998    1999    2000      2001      2002     2003    2004    2005   2006

    Best Quarter:  4th-1998 26.34%    Worst Quarter:  2nd-2002 (15.25)%



                                            Average annual total return for periods ended 12/31/06
                                            ------------------------------------------------------
                                                                                   Since Inception
                                                     1 year   5 years   10 years      (6/28/96)
    Janus Fundamental Equity Fund(1)
      Return Before Taxes                            10.28%    8.09%     11.84%        12.78%
      Return After Taxes on Distributions            10.19%    7.97%     10.97%        11.77%
      Return After Taxes on Distributions and Sale
        of Fund Shares(2)                             6.80%    6.96%     10.07%        10.85%
    S&P 500(R) Index(3)                              15.80%    6.19%      8.42%         9.14%
      (reflects no deduction for expenses, fees, or
        taxes)
    Russell 1000(R) Growth Index(4)                   9.07%    2.69%      5.44%         6.12%
      (reflects no deduction for expenses, fees, or
        taxes)
                                                     -------------------------------------


   (1) Formerly named Janus Core Equity Fund.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  33

JANUS GROWTH AND INCOME FUND

   Janus Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by normally emphasizing investments in common stocks. The Fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. All or part of the Fund's income component may consist of structured securities such as equity-linked structured notes. The Fund is not designed for investors who need consistent income, and the Fund's investment strategies could result in significant fluctuations of income.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

 34  Janus Equity Funds prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The income component of the Fund's holdings may include fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due. Equity-linked structured notes may be more volatile and less liquid than other types of fixed-income securities. Such securities may have no guaranteed return of principal and may exhibit price behavior that does not correlate with other fixed-income securities.



   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 6.8% of the Fund's investments were in emerging markets.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                         Risk/return summary  35

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


   JANUS GROWTH AND INCOME FUND


    Annual returns for periods ended 12/31
           34.66%  34.87%  51.18%  (11.41)%  (14.36)%  (21.51)%  24.65%  11.89%  12.48%  7.82%
            1997    1998    1999     2000      2001      2002     2003    2004    2005   2006

    Best Quarter:  4th-1999 29.20%    Worst Quarter:  3rd-2002 (16.37)%



                                         Average annual total return for periods ended 12/31/06
                                         ------------------------------------------------------
                                                                                Since Inception
                                                  1 year   5 years   10 years      (5/15/91)
    Janus Growth and Income Fund
      Return Before Taxes                          7.82%     5.83%    10.71%        13.23%
      Return After Taxes on Distributions          7.46%     5.63%     9.86%        12.00%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                     5.26%     4.94%     9.11%        11.32%
    S&P 500(R) Index(2)                           15.80%     6.19%     8.42%        11.21%
      (reflects no deduction for expenses, fees,
        or taxes)
    Russell 1000(R) Growth Index(3)                9.07%     2.69%     5.44%         9.04%
      (reflects no deduction for expenses, fees,
        or taxes)
                                                  -----------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

 36  Janus Equity Funds prospectus

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  37

INTECH RISK-MANAGED STOCK FUND

   INTECH Risk-Managed Stock Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   INTECH RISK-MANAGED STOCK FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.


   The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that produces returns in excess of its benchmark with an equal or lesser amount of risk.


   For the Fund's 80% investment policy, assets are measured at the time of purchase.

 38  Janus Equity Funds prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                         Risk/return summary  39

   INTECH RISK-MANAGED STOCK FUND(1)



      Annual returns for periods ended 12/31
                                                              17.68%  11.06%  11.37%
                                                               2004    2005   2006

      Best Quarter:  4th-2004 9.51%    Worst Quarter:  2nd-2006 (2.53)%



                                    Average annual total return for periods ended 12/31/06
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (2/28/03)
    INTECH Risk-Managed Stock Fund
      Return Before Taxes                                         11.37%       18.47%
      Return After Taxes on Distributions                         10.40%       17.37%
      Return After Taxes on Distributions and Sale of Fund
        Shares(2)                                                  8.69%       15.85%
    S&P 500(R) Index(3)                                           15.80%       16.67%
      (reflects no deduction for expenses, fees, or taxes)
                                                                  ----------------------



   (1) The Fund's performance reflects the effect of expense waivers in 2003 and 2004. Without the effect of these expense waivers, the performance shown would have been lower.


   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 40  Janus Equity Funds prospectus

JANUS MID CAP VALUE FUND - INVESTOR SHARES

   Janus Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS MID CAP VALUE FUND seeks capital appreciation.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2006, they ranged from approximately $1.3 billion to $19.2 billion.


   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow, or business franchise
   - products and services that give them a competitive advantage
   - quality balance sheets and strong management

                                                         Risk/return summary  41

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Mid Cap Value Fund - Investor Shares were transferred to Janus Mid Cap Value Fund - Investor Shares. The performance information provided for periods prior to April 21, 2003 is for Berger Mid Cap Value Fund - Investor Shares, the predecessor to Janus Mid Cap Value Fund - Investor Shares.


   The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


 42  Janus Equity Funds prospectus

   JANUS MID CAP VALUE FUND - INVESTOR SHARES


      Annual returns for periods ended 12/31
                              21.56%  27.34%  20.52%  (13.09)%  39.33%  18.36%  10.36%  15.25%
                               1999    2000    2001     2002     2003    2004    2005   2006

      Best Quarter:  4th-2001 21.28%    Worst Quarter:  3rd-2002 (17.66)%



                                       Average annual total return for periods ended 12/31/06
                                       ------------------------------------------------------
                                                                              Since Inception
                                                           1 year   5 years      (8/12/98)
    Janus Mid Cap Value Fund - Investor Shares
      Return Before Taxes                                  15.25%   12.76%        17.58%
      Return After Taxes on Distributions                  13.59%   11.57%        15.83%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                     11.28%   10.74%        14.84%
    Russell Midcap(R) Value Index(2)                       20.22%   15.88%        12.55%
      (reflects no deduction for expenses, fees, or
        taxes)
                                                           -------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values.

   After-tax returns are calculated using distributions for Janus Mid Cap Value Fund - Investor Shares for the period April 21, 2003 to December 31, 2006 and for Berger Mid Cap Value Fund - Investor Shares for the periods prior to April 21, 2003. If Janus Mid Cap Value Fund - Investor Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  43

JANUS GLOBAL OPPORTUNITIES FUND

   Janus Global Opportunities Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets.


   The portfolio managers emphasize investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

 44  Janus Equity Funds prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio managers more flexibility to hold larger positions in a smaller number of securities than a Fund that is classified as diversified.


   The Fund normally has significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, the Fund did not hold investments in emerging markets.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and

                                                         Risk/return summary  45
   is not available for direct investment. All figures assume reinvestment of dividends and distributions.


   JANUS GLOBAL OPPORTUNITIES FUND


      Annual returns for periods ended 12/31
                                                 (15.91)%  38.41%  15.33%  4.07%  11.19%
                                                   2002     2003    2004   2005   2006

      Best Quarter:  2nd-2003 22.21%    Worst Quarter:  3rd-2002 (21.31)%



                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                            1 year   5 years      (6/29/01)
    Janus Global Opportunities Fund
      Return Before Taxes                                   11.19%    9.21%         9.72%
      Return After Taxes on Distributions                    8.86%    8.73%         9.26%
      Return After Taxes on Distributions and Sale of Fund
        Shares(1)                                           10.43%    8.04%         8.51%
    Morgan Stanley Capital International World
      Index(SM)(2)                                          20.07%    9.97%         7.58%
      (reflects no deduction for expenses, fees, or taxes)
                                                            ------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (2) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 46  Janus Equity Funds prospectus

JANUS GLOBAL RESEARCH FUND

   Janus Global Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size and located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The Fund may have significant exposure to emerging markets.


   Janus Capital's equity research analysts (the "Research Team") select investments for the Fund which represent their high conviction investment ideas in all market capitalizations, styles and geographies. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom-up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high conviction ideas to their respective sector teams. Sector teams compare the appreciation potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.

   Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk/reward opportunity or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

                                                         Risk/return summary  47

   Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund normally has significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 7.6% of the Fund's investments were in emerging markets.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 48  Janus Equity Funds prospectus

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the Fund's performance during its first calendar year of operations. The Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                         Risk/return summary  49

JANUS GLOBAL RESEARCH FUND(1)(2)


      Annual returns for period ended 12/31
                                                                          18.40%
                                                                          2006

      Best Quarter:  1st-2006 9.06%    Worst Quarter:  2nd-2006 (3.32)%



                                    Average annual total return for periods ended 12/31/06
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (2/25/05)
    Janus Global Research Fund(1)
      Return Before Taxes                                         18.40%       20.18%
      Return After Taxes on Distributions                         16.57%       18.70%
      Return After Taxes on Distributions and Sale of Fund
        Shares(3)                                                 12.56%       16.62%
    Morgan Stanley Capital International World Growth Index(4)    15.15%       13.38%
      (reflects no deduction for expenses, fees, or taxes)
    Russell 1000(R) Index(5)                                      15.46%       11.52%
      (reflects no deduction for expenses, fees, or taxes)
                                                                  ----------------------


   (1) Formerly named Janus Research Fund.

   (2) The Fund's performance reflects the effect of expense waivers in 2005. Without the effect of these expense waivers, the performance shown would have been lower.

   (3) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (4) Effective January 1, 2007, the Fund changed its primary benchmark from the Russell 1000(R) Index to the Morgan Stanley Capital International ("MSCI") World Growth Index. The new primary benchmark provides a more appropriate representation of the Fund's investments. The MSCI World Growth Index measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

   (5) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 50  Janus Equity Funds prospectus

JANUS OVERSEAS FUND

   Janus Overseas Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS OVERSEAS FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

                                                         Risk/return summary  51

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund normally has significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 36.2% of the Fund's investments were in emerging markets.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


 52  Janus Equity Funds prospectus

   JANUS OVERSEAS FUND


    Annual returns for periods ended 12/31
           18.25%  16.03%  86.06%  (18.57)%  (23.11)%  (23.89)%  36.79%  18.58%  32.39%  47.21%
            1997    1998    1999     2000      2001      2002     2003    2004    2005   2006

    Best Quarter:  4th-1999 60.63%    Worst Quarter:  3rd-2001 (20.82)%



                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (5/2/94)
    Janus Overseas Fund
      Return Before Taxes                        47.21%    19.19%    14.42%        15.31%
      Return After Taxes on Distributions        46.99%    19.05%    13.84%        14.73%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                   31.07%    17.00%    12.71%        13.69%
    Morgan Stanley Capital International
      EAFE(R) Index(2)                           26.34%    14.98%     7.71%         7.42%
      (reflects no deduction for expenses,
        fees, or taxes)
    Morgan Stanley Capital International All
      Country World ex-U.S. Index(SM(3)          26.65%    16.42%      N/A          8.35%(4)
      (reflects no deduction for expenses,
        fees, or taxes)
    Morgan Stanley Capital International
      EAFE(R) Growth Index(5)                    22.33%    12.27%     5.07%         5.06%(6)
      (reflects no deduction for expenses,
        fees, or taxes)
                                                 -----------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (2) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

   (3) Effective June 30, 2006, Janus Overseas Fund changed its secondary benchmark from the MSCI EAFE(R) Growth Index to the MSCI All Country World ex-U.S. Index(SM). The new secondary benchmark provides a more appropriate representation of the Fund's investments. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world,

                                                         Risk/return summary  53
       excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

   (4) The average annual total return was calculated based on historical information from December 31, 1998 to December 31, 2006 for the MSCI All Country World ex-U.S. Index(SM).

   (5) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index, which are categorized as growth securities. The index includes reinvestment of dividends, net of foreign withholding taxes.

   (6) The average annual total return was calculated based on historical information from April 30, 1994 to December 31, 2006 for the MSCI EAFE(R) Growth Index.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 54  Janus Equity Funds prospectus

JANUS WORLDWIDE FUND

   Janus Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of

                                                         Risk/return summary  55
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The Fund normally has significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 3.1% of the Fund's investments were in emerging markets.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


 56  Janus Equity Funds prospectus

   JANUS WORLDWIDE FUND(1)


    Annual returns for periods ended 12/31
             20.48%  25.87%  64.37%  (16.87)%  (22.88)%  (26.01)%  24.23%  5.54%  5.84%  17.90%
              1997    1998    1999     2000      2001      2002     2003   2004   2005   2006

    Best Quarter:  4th-1999 42.11%    Worst Quarter:  3rd-2001 (20.80)%



                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (5/15/91)
    Janus Worldwide Fund
      Return Before Taxes                        17.90%    3.89%     6.82%         11.34%
      Return After Taxes on Distributions        17.68%    3.77%     6.23%         10.47%
      Return After Taxes on Distributions and
        Sale of Fund Shares(2)                   11.93%    3.35%     5.79%          9.86%
    Morgan Stanley Capital International World
      Index(SM)(3)                               20.07%    9.97%     7.64%          8.80%
      (reflects no deduction for expenses,
        fees, or taxes)
                                                 -----------------------------------------


   (1) The Fund's performance reflects the effect of expense waivers in 2006. Without the effect of these expense waivers, the performance shown would have been lower.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (3) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  57

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus Global Life Sciences Fund, Janus Global Technology Fund, INTECH Risk-Managed Stock Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund, or Janus Worldwide Fund that you have held for three months or less, you may pay a redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.



   ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.


 58  Janus Equity Funds prospectus

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


   Sales charges...............................................   None
   Redemption fee on shares of Janus Global Life Sciences Fund,
    Janus Global Technology Fund, INTECH Risk-Managed Stock
    Fund, Janus Global Opportunities Fund, Janus Global
    Research Fund, Janus Overseas Fund, and Janus Worldwide
    Fund held for three months or less (as a % of amount
    redeemed). Effective for shares purchased on or after May
    15, 2007, the period during which a redemption fee may
    apply will change from three months to 90 days.............  2.00%(2)(3)
   Exchange fee................................................   None(3)



  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                    Acquired
                                                    Fund(5)          Total                           Net
                            Management    Other     Fees and      Annual Fund       Expense      Annual Fund
                              Fee(4)     Expenses   Expenses   Operating Expenses   Waivers   Operating Expenses
  GROWTH
    Janus Fund                0.64%       0.26%      0.01%           0.91%            N/A           0.91%
    Janus Enterprise Fund     0.64%       0.36%      0.00%           1.00%            N/A           1.00%
    Janus Orion Fund          0.64%       0.36%      0.01%           1.01%            N/A           1.01%
    Janus Research
      Fund(6)(7)              0.64%       0.34%      0.00%           0.98%            N/A           0.98%
    Janus Triton Fund         0.64%       0.47%      0.00%           1.11%(8)        0.00%          1.11%(8)
  SPECIALTY GROWTH
    Janus Global Life
      Sciences Fund           0.64%       0.38%      0.00%           1.02%            N/A           1.02%
    Janus Global
      Technology Fund         0.64%       0.49%      0.00%           1.13%            N/A           1.13%
  CORE
    Janus Balanced Fund       0.55%       0.27%      0.00%           0.82%            N/A           0.82%
    Janus Contrarian
      Fund(6)                 0.64%       0.31%      0.00%           0.95%            N/A           0.95%
    Janus Fundamental
      Equity Fund(9)          0.60%       0.32%      0.00%           0.92%            N/A           0.92%
    Janus Growth and
      Income Fund             0.62%       0.27%      0.00%           0.89%            N/A           0.89%
  RISK-MANAGED
    INTECH Risk-Managed
      Stock Fund(6)           0.50%       0.41%(10)  0.01%           0.92%            N/A           0.92%
  VALUE
    Janus Mid Cap Value
      Fund(6) -
      Investor Shares         0.64%       0.30%(10)  0.03%           0.97%            N/A           0.97%
  INTERNATIONAL & GLOBAL
    Janus Global
      Opportunities Fund      0.64%       0.53%      0.00%           1.17%            N/A           1.17%
    Janus Global Research
      Fund(6)(11)             0.64%       0.52%      0.00%           1.16%(8)        0.00%          1.16%(8)
    Janus Overseas Fund       0.64%       0.28%      0.00%           0.92%            N/A           0.92%
    Janus Worldwide
      Fund(6)                 0.60%       0.27%      0.00%           0.87%            N/A           0.87%


   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

  (3) An exchange of Janus Global Life Sciences Fund, Janus Global Technology Fund, INTECH Risk-Managed Stock Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund, or Janus Worldwide Fund shares held for three months or less may be subject to the Funds' 2.00% redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.

  (4) The "Management Fee" is the investment advisory fee paid by each Fund to Janus Capital.

                                                         Risk/return summary  59

  (5) "Acquired Fund" means any underlying fund in which a Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to each Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Fund and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.


  (6) Janus Research Fund, Janus Contrarian Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund, Janus Global Research Fund and Janus Worldwide Fund pay an investment advisory fee rate that may adjust upward or downward based upon each Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced January 2007 for INTECH Risk-Managed Stock Fund and Janus Global Research Fund, and February 2007 for Janus Research Fund, Janus Contrarian Fund, Janus Mid Cap Value Fund, and Janus Worldwide Fund; and may increase or decrease the Management Fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to "Management Expenses" in this Prospectus for additional information with a further description in the Statement of Additional Information. Janus Global Research Fund has entered into an agreement with Janus Capital to limit certain expenses (see footnote to the Total Annual Fund Operating Expenses above). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

  (7) Formerly named Janus Mercury Fund.

  (8) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. The expense waiver shown reflects the application of such limit. The expense waiver is detailed in the Statement of Additional Information.

  (9) Formerly named Janus Core Equity Fund.
 (10) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.
 (11) Formerly named Janus Research Fund.



 60  Janus Equity Funds prospectus

  EXAMPLES:
  THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The examples also assume that your investment has a 5% return each year, and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  GROWTH
    Janus Fund                                            $  93     $ 290     $ 504    $ 1,120
    Janus Enterprise Fund                                 $ 102     $ 318     $ 552    $ 1,225
    Janus Orion Fund                                      $ 103     $ 322     $ 558    $ 1,236
    Janus Research Fund(1)(2)                             $ 100     $ 312     $ 542    $ 1,201
    Janus Triton Fund                                     $ 113     $ 353     $ 612    $ 1,352
  SPECIALTY GROWTH
    Janus Global Life Sciences Fund                       $ 104     $ 325     $ 563    $ 1,248
    Janus Global Technology Fund                          $ 115     $ 359     $ 622    $ 1,375
  CORE
    Janus Balanced Fund                                   $  84     $ 262     $ 455    $ 1,014
    Janus Contrarian Fund(1)                              $  97     $ 303     $ 526    $ 1,166
    Janus Fundamental Equity Fund(3)                      $  94     $ 293     $ 509    $ 1,131
    Janus Growth and Income Fund                          $  91     $ 284     $ 493    $ 1,096
  RISK-MANAGED
    INTECH Risk-Managed Stock Fund(1)                     $  94     $ 293     $ 509    $ 1,131
  VALUE
    Janus Mid Cap Value Fund(1) - Investor Shares         $  99     $ 309     $ 536    $ 1,190
  INTERNATIONAL & GLOBAL
    Janus Global Opportunities Fund                       $ 119     $ 372     $ 644    $ 1,420
    Janus Global Research Fund(1)(4)                      $ 118     $ 368     $ 638    $ 1,409
    Janus Overseas Fund                                   $  94     $ 293     $ 509    $ 1,131
    Janus Worldwide Fund(1)                               $  89     $ 278     $ 482    $ 1,073


  (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
  (2) Formerly named Janus Mercury Fund.
  (3) Formerly named Janus Core Equity Fund.
  (4) Formerly named Janus Research Fund.

                                                         Risk/return summary  61

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.


   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.


FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS MANAGED BY JANUS?


   Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that common stocks will appreciate in value. The Funds' portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers and/or investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the portfolio managers' and/or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.


   JANUS BALANCED FUND and JANUS GROWTH AND INCOME FUND may each emphasize varying degrees of income. In the case of Janus Balanced Fund and Janus Growth and Income Fund, the portfolio managers may consider dividend-paying characteristics to a greater degree in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their objectives.

   JANUS CONTRARIAN FUND and JANUS GLOBAL OPPORTUNITIES FUND emphasize investments in companies with attractive prices compared to their free cash flow. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

 62  Janus Equity Funds prospectus

2. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR JANUS MID CAP VALUE FUND?

   Janus Mid Cap Value Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of the Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

3. ARE THE SAME CRITERIA USED BY JANUS AND PERKINS TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio managers and/or investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.

4. HOW ARE COMMON STOCKS SELECTED BY INTECH FOR INTECH RISK-MANAGED STOCK FUND?

   INTECH applies a mathematical investment process to construct an investment portfolio for the Fund. INTECH developed the formulas underlying this mathematical investment process.

   The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of the Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical investment process involves:

   - selecting stocks primarily from stocks within the Fund's benchmark;
   - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
   - monitoring the total risk and volatility of the Fund's holdings with respect to its benchmark index.

   INTECH seeks to outperform the Fund's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for the Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to

                                   Principal investment strategies and risks  63
   minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.

   The Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

5. ARE THE SAME CRITERIA USED BY INTECH TO SELECT FOREIGN SECURITIES?

   Generally, yes. To the extent that foreign securities may be included in the Fund's benchmark index, INTECH's mathematical investment process may select foreign securities from within the benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Fund may invest.

6. WHAT IS A "SPECIAL SITUATION"?


   Each Fund may invest in special situations or turnarounds. A special situation arises when the portfolio managers and/or investment personnel believe that the securities of an issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


7. WHAT DOES "MARKET CAPITALIZATION" MEAN?


   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Janus Enterprise Fund, Janus Triton Fund, and Janus Mid Cap Value Fund. Although the other Funds offered by this Prospectus do not emphasize investments in companies of any particular size, Funds with a larger asset base (e.g., Janus Fund) are more likely to invest in larger, more established issuers.


 64  Janus Equity Funds prospectus

8. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO JANUS GLOBAL LIFE SCIENCES FUND?

   Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes to have growth potential primarily as a result of particular products, technology, patents, or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development, and health care facilities ownership and operation.

9. WHAT IS JANUS GLOBAL TECHNOLOGY FUND'S INDUSTRY POLICY?


   Janus Global Technology Fund will not concentrate its investments in any particular industry or group of related industries. As a result, the portfolio managers may have more flexibility to find companies that they believe will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.


10. HOW DO THE PORTFOLIO MANAGERS FOR JANUS CONTRARIAN FUND, JANUS MID CAP VALUE FUND, AND JANUS GLOBAL OPPORTUNITIES FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

   A company may be undervalued when, in the opinion of the Funds' portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.

11. HOW DO JANUS BALANCED FUND AND JANUS GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?


   Janus Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. Janus Growth and Income Fund will


                                   Principal investment strategies and risks  65
   normally invest at least 25% of its net assets in securities the portfolio manager believes to have income potential. As a result, Janus Balanced Fund is expected to be less volatile than Janus Growth and Income Fund. Janus Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Janus Balanced Fund.

12. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

   Janus Balanced Fund and Janus Growth and Income Fund shift assets to varying degrees between the growth and income components of their portfolio holdings based on the portfolio managers' analyses of relevant market, financial, and economic conditions. If the portfolio managers believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component. Janus Balanced Fund's growth component will normally be 50-60% of its net assets. Janus Growth and Income Fund's growth component will normally be up to 75% of its net assets. In addition, the Funds' income component may consist of dividend-paying stocks which exhibit growth characteristics.

13. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

   The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential.

14. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


   The income component of Janus Balanced Fund's holdings will consist primarily of fixed-income securities. Janus Growth and Income Fund's income component will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities, equity derivatives, and all types of debt securities.


   Equity securities may be included in the income component of Janus Growth and Income Fund if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Janus Growth and Income Fund's income component may also exhibit growth characteristics. Janus Growth and Income Fund's income component may consist of structured securities such as equity-linked structured notes. An investment in equity-linked

 66  Janus Equity Funds prospectus
   notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Equity-linked structured notes are further described in the "Glossary of Investment Terms."


15. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT IN JANUS BALANCED FUND OR JANUS GROWTH AND INCOME FUND?


   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of Janus Balanced Fund's and Janus Growth and Income Fund's holdings may include fixed-income securities.

16. WHAT ARE U.S. GOVERNMENT SECURITIES?

   The Funds, particularly Janus Balanced Fund, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS

   Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also

                                   Principal investment strategies and risks  67
   decrease. A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Janus Global Life Sciences Fund's and Janus Global Technology Fund's performance may also be affected by industry risk to a greater extent than the other Funds.


   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Funds and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such Funds. To the extent that a Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to that Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause a Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information.


FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF JANUS ORION FUND, JANUS CONTRARIAN FUND, AND JANUS GLOBAL OPPORTUNITIES FUND AFFECT EACH FUND'S RISK PROFILE?

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified

 68  Janus Equity Funds prospectus
   as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in the most attractive companies identified by the portfolio managers. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund. Since Janus Orion Fund normally invests primarily in a core portfolio of 20-30 common stocks, this risk may be increased.


2. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

   Janus Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, this Fund may be more volatile than a less concentrated portfolio.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

   If the portfolio managers' and/or investment personnel's perception of a company's worth is not realized in the time frame they expect, the overall performance of Janus Contrarian Fund, Janus Mid Cap Value Fund, and Janus Global Opportunities Fund may suffer. In general, the portfolio managers and/or investment personnel believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

                                   Principal investment strategies and risks  69

4. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

   Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

 70  Janus Equity Funds prospectus

5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


   Within the parameters of their specific investment policies, the Funds, particularly Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund, and Janus Worldwide Fund, may invest an unlimited amount of their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM). Janus Orion Fund and Janus Contrarian Fund have at times invested a significant portion of their assets in emerging markets and may continue to do so.


   To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Funds' shareholder reports and in the Funds' Form N-Q, which are filed with the SEC.

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Ratings Service ("Standard & Poor's"), Fitch, Inc. ("Fitch"), and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's) or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

                                   Principal investment strategies and risks  71

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

7. HOW DO THE FUNDS TRY TO REDUCE RISK?

   The Funds may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.

   INTECH Risk-Managed Stock Fund's subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

   INTECH Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange-traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund.

8. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense

 72  Janus Equity Funds prospectus
   competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, each of the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   WAITING PERIOD

   Janus Research Fund and Janus Global Research Fund may be subject to a waiting period prior to purchases or sales of securities in order to attempt to provide equitable dissemination of Janus analyst ideas among other accounts. A waiting period may not be applicable when, among other things, the idea is already disseminated to other Janus fund portfolio managers and/or investment personnel. Any waiting period may adversely affect the purchase or sale price of a security, due to the time delay. This may, in turn, affect the return on your investment in the Funds.


   CASH POSITION
   INTECH Risk-Managed Stock Fund, subadvised by INTECH, normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. INTECH Risk-Managed Stock Fund may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund.


   Except as described above for INTECH Risk-Managed Stock Fund, the Funds may not always stay fully invested in stocks or bonds. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because each Fund's


                                   Principal investment strategies and risks  73
   portfolio managers and/or investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (20% or less of Janus Contrarian Fund's, Janus Fundamental Equity Fund's, and Janus Mid Cap Value Fund's assets and 35% or less of each of the other Fund's assets, with the exception of INTECH Risk-Managed Stock Fund, which does not intend to invest in high-yield/high-risk bonds)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of a Fund's assets may be invested in naked short sales), with the exception of INTECH Risk-Managed Stock Fund, which does not intend to invest in short sales


   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

 74  Janus Equity Funds prospectus

   - bank loans, which may be acquired through loan participations and assignments (for Janus Balanced Fund only, no more than 20% of the Fund's total assets)

   ILLIQUID INVESTMENTS
   Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit. INTECH Risk-Managed Stock Fund does not intend to invest in illiquid investments.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies. INTECH Risk-Managed Stock Fund's investments in foreign securities are limited to the extent those securities are included in its benchmark index.

   SPECIAL SITUATIONS

   Each Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


                                   Principal investment strategies and risks  75

   SECURITIES LENDING
   The Funds may seek to earn additional income through securities lending. The Funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are made in a Fund's portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   INTECH Risk-Managed Stock Fund generally intends to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, the Fund may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Fund, and the nature of the Fund's investments. Portfolio turnover rates are not a factor in making buy and sell decisions.

   The rebalancing techniques used by INTECH Risk-Managed Stock Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolio to their target weighting versus the Fund's benchmark index, as determined by INTECH's mathematical investment process.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in

 76  Janus Equity Funds prospectus
   taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

                                   Principal investment strategies and risks  77

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments for all the Funds except INTECH Risk-Managed Stock Fund and Janus Mid Cap Value Fund. INTECH is responsible for the day-to-day management of the investment portfolio of INTECH Risk-Managed Stock Fund. Perkins is responsible for the day-to-day management of the investment portfolio of Janus Mid Cap Value Fund. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of all the Funds.


   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.


   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.


   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client

 78  Janus Equity Funds prospectus
   awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Funds.

MANAGEMENT EXPENSES

   Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that the Funds must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing INTECH Risk-Managed Stock Fund. Janus Mid Cap Value Fund pays Perkins a subadvisory fee directly for managing the Fund.


   Each Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for each Fund, as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (net of fee waivers) based on each Fund's average net assets. Under the advisory agreement with Janus Capital and the subadvisory agreement with Perkins, Janus Mid Cap Value Fund paid management fees to Janus Capital and Perkins. The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees (as applicable) paid by a Fund.


                                                     Management of the Funds  79

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
GROWTH
   Janus Fund                    All Asset Levels           0.64                  0.64
   Janus Enterprise Fund         All Asset Levels           0.64                  0.64
   Janus Orion Fund              All Asset Levels           0.64                  0.64
   Janus Research Fund(1)(2)     All Asset Levels           0.64                  0.64
   Janus Triton Fund             All Asset Levels           0.64(3)               0.64
SPECIALTY GROWTH
   Janus Global Life Sciences
     Fund                        All Asset Levels           0.64                  0.64
   Janus Global Technology
     Fund                        All Asset Levels           0.64                  0.64
CORE
   Janus Balanced Fund           All Asset Levels           0.55                  0.55
   Janus Contrarian Fund(1)      All Asset Levels           0.64                  0.64
   Janus Fundamental Equity
     Fund(4)                     All Asset Levels           0.60                  0.60
   Janus Growth and Income
     Fund                        All Asset Levels           0.62                  0.62
RISK-MANAGED
   INTECH Risk-Managed Stock
     Fund(1)                     All Asset Levels           0.50                  0.50
VALUE
   Janus Mid Cap Value Fund(1)   All Asset Levels           0.64                  0.63
INTERNATIONAL & GLOBAL
   Janus Global Opportunities
     Fund                        All Asset Levels           0.64                  0.64
   Janus Global Research
     Fund(1)(5)                  All Asset Levels           0.64(3)               0.64
   Janus Overseas Fund           All Asset Levels           0.64                  0.64
   Janus Worldwide Fund(1)       All Asset Levels           0.60                  0.57(6)
---------------------------------------------------------------------------------------------



(1) Effective January 1, 2006 for INTECH Risk-Managed Stock Fund and Janus Global Research Fund and effective February 1, 2006 for Janus Research Fund, Janus Contrarian Fund, Janus Mid Cap Value Fund, and Janus Worldwide Fund, the Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change did not impact the investment advisory fee shown until one year after the effective date, which is when the performance adjustment took effect. Details discussing this performance fee are included below with a further description in the Statement of Additional Information.

(2) Formerly named Janus Mercury Fund.

(3) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain level until at least March 1, 2008. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waiver is not reflected in the fee rate shown.

(4) Formerly named Janus Core Equity Fund.
(5) Formerly named Janus Research Fund.

(6) The fee rate shown reflects a fee waiver, which was in effect for a portion of the fiscal year. For the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital contractually agreed to waive its right to receive a portion of the Fund's base management fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Fund for the period from


 80  Janus Equity Funds prospectus

    February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than performance of the Fund's primary benchmark index for that period. Further details related to this waiver are included in the Statement of Additional Information.



   A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements (as applicable) is included in the Funds' annual and semiannual reports to shareholders. You can request the Funds' annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.


   For Janus Research Fund, Janus Contrarian Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund, Janus Global Research Fund, and Janus Worldwide Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment (described in further detail below). The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark, as shown below:


    FUND NAME                           BENCHMARK INDEX
    ---------                           ---------------
    Janus Research Fund                 Russell 1000 Growth(R) Index
    Janus Contrarian Fund               S&P 500(R) Index
    INTECH Risk-Managed Stock Fund      S&P 500(R) Index
    Janus Mid Cap Value Fund            Russell Midcap(R) Value Index
    Janus Global Research Fund          MSCI World Growth Index(1)
    Janus Worldwide Fund                MSCI World Index(SM)



   (1) Effective January 1, 2007, Janus Global Research Fund's benchmark changed from the Russell 1000(R) Index to the MSCI World Growth Index for purposes of measuring the Fund's performance and calculating the performance adjustment. Details regarding the implementation of the new benchmark are contained in the Statement of Additional Information.



   Only the base fee rate applied until January 2007 for INTECH Risk-Managed Stock Fund and Janus Global Research Fund, and until February 2007 for Janus Research Fund, Janus Contrarian Fund, Janus Mid Cap Value Fund, and Janus Worldwide Fund, at which time the calculation of the performance adjustment is applied as follows:


   Investment Advisory Fee = Base Fee +/- Performance Adjustment

   The investment advisory fee paid to Janus Capital by each of Janus Research Fund, Janus Contrarian Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund, Janus Global Research Fund, and Janus Worldwide Fund consists of two components: (i) a base fee calculated by applying the contractual

                                                     Management of the Funds  81
   fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007 for INTECH Risk-Managed Stock Fund and Janus Global Research Fund, and February 2007 for Janus Research Fund, Janus Contrarian Fund, Janus Mid Cap Value Fund, and Janus Worldwide Fund.


   No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

   The investment performance of Janus Mid Cap Value Fund's Investor Shares ("Investor Shares") for the performance measurement period is used to calculate Janus Mid Cap Value Fund's Performance Adjustment. For the Funds other than Janus Mid Cap Value Fund, should the Trustees subsequently decide to divide shares of a Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Investor Shares for Janus Mid Cap Value Fund or the oldest class of shares for the other

 82  Janus Equity Funds prospectus

   Funds against the investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.


   The Funds' Statement of Additional Information contains additional information about performance-based fees.

   ADMINISTRATIVE SERVICES FEE

   Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of INTECH Risk-Managed Stock Fund and Janus Mid Cap Value Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

SUBADVISERS


   ENHANCED INVESTMENT TECHNOLOGIES, LLC serves as subadviser to INTECH Risk-Managed Stock Fund, and has served in such capacity since the Fund's inception. INTECH, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. Janus Capital indirectly owns approximately 82.5% of the outstanding voting shares of INTECH.



   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to Janus Mid Cap Value Fund, and has served in such capacity since the Fund's inception. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


                                                     Management of the Funds  83

INVESTMENT PERSONNEL

   Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS PORTFOLIO MANAGERS

JONATHAN D. COLEMAN, CFA
--------------------------------------------------------------------------------
     is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Portfolio Manager of Janus Enterprise Fund, which he has managed since February 2002. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa.
     As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

DAVID J. CORKINS
--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Fund, which he has managed since February 2006. He was Portfolio Manager of Janus Research Fund from February 2003 to January 2006 and Portfolio Manager of Janus Growth and Income Fund from August 1997 to December 2003. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University.


DAVID C. DECKER, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Contrarian
     Fund, which he has managed since its inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.

 84  Janus Equity Funds prospectus

GREGORY R. KOLB, CFA
--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Global Opportunities Fund, which he has co-managed since May 2005. He joined Janus Capital in 2001 as an equity research analyst. He holds a Bachelor's degree in Business Administration from Miami University (of
     Ohio) where he graduated magna cum laude with honors. Mr. Kolb and Jason Yee are jointly and primarily responsible for the day-to-day management of Janus Global Opportunities Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Kolb holds the Chartered Financial Analyst designation.


BRENT A. LYNN, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Overseas
     Fund, which he has managed or co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial
     Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.

THOMAS R. MALLEY, CFA
--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Global Life Sciences Fund, which he has managed since its inception. Mr. Malley is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Malley holds a Bachelor of Science degree in Biology from Stanford University. Mr. Malley holds the Chartered Financial Analyst designation.


CHAD MEADE
--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Triton Fund, which he has co-managed since July 2006. In addition, Mr. Meade performs duties as a research analyst. He is also Portfolio Manager of other Janus accounts. Mr. Meade joined Janus Capital in 2001 as an equity research analyst. He holds a Bachelor's degree (summa cum laude) in Finance from Virginia Tech. Mr. Meade and Brian A. Schaub are jointly and primarily responsible for the day-to-day management of Janus Triton Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.


                                                     Management of the Funds  85

MARC PINTO, CFA
--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. Mr. Pinto and Gibson Smith are jointly and primarily responsible for the day-to-day management of Janus Balanced Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Fund. He holds the Chartered Financial Analyst designation.


RON SACHS, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Orion Fund, which he has managed since its inception. Mr. Sachs was Portfolio
     Manager of Janus Triton Fund from February 2005 to January 2006. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

BRIAN A. SCHAUB, CFA
--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Triton Fund, which he has co-managed since July 2006. In addition, Mr. Schaub performs duties as a research analyst. He is also Portfolio Manager of other Janus accounts. Mr. Schaub joined Janus Capital in 2000 as an equity research analyst. He holds a Bachelor's degree (cum laude) in Economics from Williams College. Mr. Schaub and Chad Meade are jointly and primarily responsible for the day-to-day management of Janus Triton Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Schaub holds the Chartered Financial Analyst designation.


 86  Janus Equity Funds prospectus

J. BRADLEY SLINGERLEND, CFA

--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Global Technology Fund, which he has co-managed since February 2006. In addition, Mr. Slingerlend performs duties as an equity research analyst, focusing primarily on technology companies. He is also Portfolio Manager of other Janus accounts. Mr. Slingerlend joined Janus Capital in 2000 as a research analyst. He holds a Bachelor's degree in Economics and Astrophysics from Williams College. Mr. Slingerlend and Burton H. Wilson are jointly and primarily responsible for the day-to-day management of Janus Global Technology Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. He holds the Chartered Financial Analyst designation.


GIBSON SMITH
--------------------------------------------------------------------------------

     is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado. Mr. Smith and Marc Pinto are jointly and primarily responsible for the day-to-day management of Janus Balanced Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Smith focuses on the fixed-income portion of the Fund.


MINYOUNG SOHN, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Fundamental Equity Fund and Janus Growth and Income Fund, which he has managed since May 2005 and January 2004, respectively. Mr. Sohn is also Portfolio
     Manager of other Janus accounts. He joined Janus Capital in 1998 as a research analyst. Mr. Sohn holds a Bachelor of Arts degree (cum laude) in Government and Economics from Dartmouth College. Mr. Sohn holds the Chartered Financial Analyst designation.

                                                     Management of the Funds  87

BURTON H. WILSON

--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Global Technology Fund, which he has co-managed since February 2006. In addition, Mr. Wilson performs duties as an equity research analyst, focusing primarily on technology companies. He is also Portfolio Manager of other Janus accounts. Mr. Wilson joined Janus Capital in 2005 as a research analyst. Prior to joining Janus Capital, Mr. Wilson was a research analyst at Lincoln Equity Management from 2000 to 2004. He holds a Bachelor of Arts degree in Mathematics from the University of Virginia, a Law degree from the University of Virginia School of Law, and a Master's degree in Business Administration from the University of California at Berkeley's Haas School of Business. Mr. Wilson and J. Bradley Slingerlend are jointly and primarily responsible for the day-to-day management of Janus Global Technology Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.


JASON P. YEE, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Global Opportunities Fund and Portfolio Manager of Janus Worldwide Fund, which he has managed or co-managed since its inception and July 2004, respectively. Mr. Yee is also Portfolio Manager of other Janus accounts.
     He joined Janus Capital in 1992, working as a research analyst until 1996. He re-joined Janus Capital in 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from Stanford
     University. Mr. Yee and Gregory Kolb are jointly and primarily responsible for the day-to-day management of Janus Global Opportunities Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Yee holds the Chartered Financial Analyst designation.

 88  Janus Equity Funds prospectus

JANUS RESEARCH TEAM


RESEARCH TEAM
--------------------------------------------------------------------------------

     The Research Team selects investments for Janus Research Fund and Janus Global Research Fund, and has done so since February 2006 and inception, respectively. James P. Goff, CFA, is Janus Capital's Director of Research and Executive Vice President of Janus Research Fund and Janus Global Research Fund. Mr. Goff leads the team and is responsible for the day-to-day operations of the Funds. He was Portfolio Manager of Janus Enterprise Fund from its inception in September 1992 through January 2002. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.




                                                     Management of the Funds  89

INTECH INVESTMENT TEAM

     No one person of the investment team is primarily responsible for implementing the investment strategies of INTECH Risk-Managed Stock Fund. A team of investment professionals consisting of Dr. Robert Fernholz, David E. Hurley, Dr. Cary Maguire, and Joseph Runnels works together to implement the mathematical investment process.


     E. Robert Fernholz has been Chief Investment Officer ("CIO") of INTECH since January 1991. Dr. Fernholz joined INTECH in 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process. He has 25 years of investment experience. David E. Hurley, CFA, has been Executive Vice President and Chief Operating Officer of INTECH since March 2002. Mr. Hurley, previously INTECH's Chief Compliance Officer from January 1996 to February 2003, joined INTECH in 1988. He received his B.S. in Engineering from the United States Military Academy. Mr. Hurley is responsible for daily oversight of all aspects of the mathematical investment process from a portfolio management perspective. Mr. Hurley has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process. Mr. Hurley holds the Chartered Financial Analyst designation. Cary Maguire has been Senior Investment Officer of INTECH since August 2002. Dr. Maguire, previously Director of Research from January 1995 to July 2002, joined INTECH in 1991. He received his Ph.D. in Physics from Princeton University. He holds an M.B.A. from Southern Methodist University. Dr. Maguire is a Phi Beta Kappa graduate of Stanford with degrees in Chemistry and Music. Dr. Maguire implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the mathematical investment process and reviews and recommends improvements to the CIO. Joseph W. Runnels, CFA, has been Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels, previously Director of Trading and Operations from January 1999 to March 2003, joined INTECH in 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.


 90  Janus Equity Funds prospectus

PERKINS PORTFOLIO MANAGERS

JEFFREY R. KAUTZ, CFA
--------------------------------------------------------------------------------
     is Co-Manager of Janus Mid Cap Value Fund, and he co-managed the Fund's predecessor since February 2002. He is also Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Kautz holds the Chartered
     Financial Analyst designation.

THOMAS M. PERKINS
--------------------------------------------------------------------------------
     is lead Co-Manager of Janus Mid Cap Value Fund, and was lead Co-Manager of the Fund's predecessor since 1998. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since
     1974 and joined Perkins as a portfolio manager in 1998. He holds a Bachelor of Arts degree in History from Harvard University. Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund, and as lead Co-Manager, exercises final decision-making authority over the Fund as necessary.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Funds' portfolio managers and/or investment personnel is included in the Funds' Statement of Additional Information.

                                                     Management of the Funds  91

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   Janus Mid Cap Value Fund currently offers two classes of shares. This Prospectus only describes the Investor Shares of Janus Mid Cap Value Fund, which are available to the general public. Institutional Shares of Janus Mid Cap Value Fund are closed to new investors, although current investors of Institutional Shares may continue to invest in the Fund, as outlined in the Shareholder's Guide to the Fund's Institutional Shares prospectus. The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information about Institutional Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES


   The Funds may discontinue sales of their shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer one or more funds as an investment option would be able to direct contributions to that fund through their plan, regardless of whether they invested in such fund prior to its closing.



   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and, for certain Funds, sponsors of certain wrap programs with existing accounts in that Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the


 92  Janus Equity Funds prospectus
   retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.



   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Funds may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court,


                                                           Other information  93

   District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.



   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.



   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty


 94  Janus Equity Funds prospectus
   under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.


   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUNDS

   The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  95

                               JANUS EQUITY FUNDS

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Funds
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Funds. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

   CERTAIN FUNDS MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION


   The per share NAV is computed by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares, to the extent that Fund is invested in such markets.


   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by a Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts,

                                                         Shareholder's guide  97
   or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in each Fund, including additional

 98  Janus Equity Funds prospectus
   information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.


   Purchase requests must be received in good order by a Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the regular trading session of the NYSE in order to receive that day's NAV. The Funds reserve the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.


   Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

                                                         Shareholder's guide  99

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between Funds must be received in good order by a Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

   - You may generally exchange shares of a Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.


   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")



   - An exchange of shares from JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY FUND, INTECH RISK-MANAGED STOCK FUND, JANUS GLOBAL OPPORTUNITIES FUND, JANUS GLOBAL RESEARCH FUND, JANUS OVERSEAS FUND, or JANUS WORLDWIDE FUND, held for three months or less may be subject to the Funds' redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."



   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."


 100  Janus Equity Funds prospectus

   - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


REDEMPTIONS


   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.


   Shares of any Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up

                                                        Shareholder's guide  101
   to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE


   Redemptions (and exchanges) of shares from JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY FUND, INTECH RISK-MANAGED STOCK FUND, JANUS GLOBAL OPPORTUNITIES FUND, JANUS GLOBAL RESEARCH FUND, JANUS OVERSEAS FUND, or JANUS WORLDWIDE FUND held for three months or less may be subject to the Funds' redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.


   Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
   (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum

 102  Janus Equity Funds prospectus
   distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) involuntary redemptions imposed by Janus Capital; and (vi) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

   In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES


   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents.


   The Funds attempt to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

                                                        Shareholder's guide  103

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

   The Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with

 104  Janus Equity Funds prospectus
   respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

   Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in Funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing

                                                        Shareholder's guide  105
   inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Funds, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Funds and to protect the confidentiality of the Funds' portfolio holdings. The following describes those policies and procedures.


   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. Most funds disclose their top

 106  Janus Equity Funds prospectus
   ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the non-money market funds are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The funds' top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for all funds shall be available to any person monthly upon request, with a 30-day lag, following the posting of the funds' portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Funds. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' Statement of Additional Information.


   Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are included in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.


SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.

                                                        Shareholder's guide  107

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Funds for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 108  Janus Equity Funds prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. For Janus Balanced Fund and Janus Growth and Income Fund, the date you receive your dividend may vary depending on how your intermediary processes trades. Please contact your intermediary for details.

   DISTRIBUTION SCHEDULE

                                  Dividends                    Capital Gains
    Janus Balanced Fund and       Normally declared and        Normally declared and
    Janus Growth and Income Fund  distributed in March, June,  distributed in December
                                  September, and December
    --------------------------------------------------------------------------------------
    All other Equity Funds        Normally declared and        Normally declared and
                                  distributed in December      distributed in December

   If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT A FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your

                                                    Distributions and taxes  109
   shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifica-

 110  Janus Equity Funds prospectus
   tions, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUNDS

   Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


   The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.


                                                    Distributions and taxes  111

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The financial highlights tables are intended to help you understand the Funds' financial performance through October 31st of each fiscal year or period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


   The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions).


   The information for Janus Mid Cap Value Fund has been derived from the financial statements of Berger Mid Cap Value Fund, which was reorganized into the Fund on April 21, 2003. Berger Mid Cap Value Fund had a fiscal year end of September 30. Following the reorganization, Janus Mid Cap Value Fund changed its fiscal year end to October 31.


 112  Janus Equity Funds prospectus

JANUS FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2006         2005         2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD             $24.44       $22.69       $22.52       $18.39        $22.11
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.09         0.02           --(1)        --(1)         --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                   2.92         1.73         0.17         4.13        (3.72)
 Total from investment operations                   3.01         1.75         0.17         4.13        (3.72)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.02)           --           --           --            --
 Distributions (from capital gains)                   --           --           --           --            --
 Payment from affiliate                               --(2)        --(2)        --(2)        --            --
 Total distributions and other                    (0.02)           --           --           --            --
 NET ASSET VALUE, END OF PERIOD                   $27.43       $24.44       $22.69       $22.52        $18.39
 Total return                                     12.31%(3)     7.71%(3)     0.75%(3)    22.46%      (16.82)%
 Net assets, end of period (in millions)         $11,209      $11,143      $13,277      $17,426       $16,320
 Average net assets for the period (in
  millions)                                      $11,232      $12,310      $15,433      $16,207       $21,651
 Ratio of gross expenses to average net
  assets(4)                                        0.90%        0.88%        0.90%        0.89%         0.85%
 Ratio of net expenses to average net assets       0.90%        0.87%        0.90%        0.89%         0.84%
 Ratio of net investment income/(loss) to
  average net assets                               0.34%        0.07%      (0.17)%      (0.17)%       (0.24)%
 Portfolio turnover rate                             69%          78%          21%          22%           27%
-------------------------------------------------------------------------------------------------------------


(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


                                                       Financial highlights  113

JANUS ENTERPRISE FUND
--------------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31
                                                   2006         2005         2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $39.48       $33.73       $30.02       $22.93        $29.67
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      (0.04)           --(1)        --(1)        --(1)         --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                    6.21         5.75         3.71         7.09        (6.74)
 Total from investment operations                    6.17         5.75         3.71         7.09        (6.74)
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                --           --           --           --            --
 Distributions (from capital gains)                    --           --           --           --            --
 Total distributions                                   --           --           --           --            --
 NET ASSET VALUE, END OF PERIOD                    $45.65       $39.48       $33.73       $30.02        $22.93
 Total return                                      15.63%       17.05%       12.36%       30.92%      (22.72)%
 Net assets, end of period (in millions)           $1,744       $1,704       $1,680       $1,917        $1,854
 Average net assets for the period (in millions)   $1,779       $1,729       $1,796       $1,742        $2,518
 Ratio of gross expenses to average net
  assets(2)                                         1.00%        0.96%        1.04%        1.02%         0.93%
 Ratio of net expenses to average net assets        0.99%        0.95%        1.03%        1.02%         0.90%
 Ratio of net investment income/(loss) to
  average net assets                              (0.24)%      (0.30)%      (0.46)%      (0.46)%       (0.43)%
 Portfolio turnover rate                              40%          28%          27%          32%           64%
--------------------------------------------------------------------------------------------------------------


(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


 114  Janus Equity Funds prospectus

JANUS ORION FUND(1)
------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                   2006        2005        2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $7.80       $6.25        $5.64        $4.33         $5.21
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.04        0.03           --(2)        --(2)         --(2)
 Net gain/(loss) on securities (both realized
  and unrealized)                                   1.71        1.52         0.61         1.31        (0.88)
 Total from investment operations                   1.75        1.55         0.61         1.31        (0.88)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.06)          --           --           --            --
 Distributions (from capital gains)                   --          --           --           --            --
 Payment from affiliate                               --          --           --(3)        --            --
 Total distributions and other                    (0.06)          --           --           --            --
 NET ASSET VALUE, END OF PERIOD                    $9.49       $7.80        $6.25        $5.64         $4.33
 Total return                                     22.58%      24.80%       10.82%(4)    29.95%      (16.70)%
 Net assets, end of period (in millions)          $3,243        $691         $530         $514          $421
 Average net assets for the period (in millions)    $966        $590         $540         $431          $562
 Ratio of gross expenses to average net
  assets(5)                                        1.00%       1.02%        1.09%        1.10%         1.09%
 Ratio of net expenses to average net assets       0.99%       1.01%        1.08%        1.08%         1.04%
 Ratio of net investment income/(loss) to
  average net assets                               0.80%       0.52%      (0.05)%      (0.43)%       (0.30)%
 Portfolio turnover rate                             63%         68%          69%          72%          161%
------------------------------------------------------------------------------------------------------------



(1) Effective October 31, 2006, Janus Olympus Fund merged into Janus Orion Fund.


(2) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.


(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.


(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


                                                       Financial highlights  115

JANUS RESEARCH FUND(1)
------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                   2006        2005        2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD             $22.05      $19.48       $18.14       $14.92        $19.14
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.02        0.09           --(2)        --(2)         --(2)
 Net gain/(loss) on securities (both realized
  and unrealized)                                   2.18        2.51         1.34         3.22        (4.18)
 Total from investment operations                   2.20        2.60         1.34         3.22        (4.18)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.06)      (0.03)           --           --        (0.04)
 Distributions (from capital gains)                   --          --           --           --            --
 Payment from affiliate                               --(3)       --           --           --            --
 Total distributions and other                    (0.06)      (0.03)           --           --        (0.04)
 NET ASSET VALUE, END OF PERIOD                   $24.19      $22.05       $19.48       $18.14        $14.92
 Total return                                     10.00%(4)   13.35%        7.39%       21.58%      (21.88)%
 Net assets, end of period (in millions)          $3,877      $4,473       $4,472       $5,282        $5,034
 Average net assets for the period (in millions)  $4,052      $4,448       $5,007       $5,089        $6,784
 Ratio of gross expenses to average net
  assets(5)                                        0.98%       0.93%        0.97%        0.96%         0.94%
 Ratio of net expenses to average net assets       0.97%       0.92%        0.97%        0.95%         0.92%
 Ratio of net investment income/(loss) to
  average net assets                               0.11%       0.42%      (0.26)%      (0.31)%       (0.07)%
 Portfolio turnover rate                            147%         38%          43%          54%           97%
------------------------------------------------------------------------------------------------------------


(1) Formerly named Janus Mercury Fund.
(2) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.

(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.


(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


 116  Janus Equity Funds prospectus

JANUS TRITON FUND
----------------------------------------------------------------------------------
                                                                 Year or Period
                                                                ended October 31
                                                               2006        2005(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                          $10.86       $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.01           --
 Net gain/(loss) on securities (both realized and
  unrealized)                                                    2.27         0.86
 Total from investment operations                                2.28         0.86
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                        (0.03)           --
 Distributions (from capital gains)                            (0.02)           --
 Total distributions                                           (0.05)           --
 NET ASSET VALUE, END OF PERIOD                                $13.09       $10.86
 Total return(2)                                               21.06%        8.60%
 Net assets, end of period (in millions)                         $112          $38
 Average net assets for the period (in millions)                 $105          $26
 Ratio of gross expenses to average net assets(3)               1.11%        1.27%(4)
 Ratio of net expenses to average net assets(3)                 1.09%        1.25%
 Ratio of net investment income/(loss) to average net
  assets(3)                                                     0.12%      (0.24)%
 Portfolio turnover rate(3)                                      262%          48%
----------------------------------------------------------------------------------


(1) Fiscal period from February 25, 2005 (inception) through October 31, 2005.
(2) Total return is not annualized for periods of less than one full year.
(3) Annualized for periods of less than one full year.

(4) The ratio was 1.85% in 2005 before waiver of certain fees incurred by the Fund.


                                                       Financial highlights  117

JANUS GLOBAL LIFE SCIENCES FUND
--------------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31
                                                   2006         2005         2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $19.37       $16.08       $14.61       $12.82        $16.96
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          --(1)        --(1)        --(1)        --(1)         --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                    0.88         3.29         1.47         1.79        (4.14)
 Total from investment operations                    0.88         3.29         1.47         1.79        (4.14)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                --           --           --           --            --
 Distributions (from capital gains)                    --           --           --           --            --
 Redemption fees                                       --(2)        --(2)        --(2)        --(2)        N/A
 Payment from affiliate                                --           --           --(3)        --            --
 Total distributions and other                         --           --           --           --            --
 NET ASSET VALUE, END OF PERIOD                    $20.25       $19.37       $16.08       $14.61        $12.82
 Total return                                       4.54%       20.46%       10.06%(4)    13.87%      (24.35)%
 Net assets, end of period (in millions)             $982       $1,150       $1,183       $1,264        $1,390
 Average net assets for the period (in millions)   $1,102       $1,182       $1,288       $1,296        $1,928
 Ratio of gross expenses to average net
  assets(5)                                         1.02%        0.97%        1.02%        0.99%         0.89%
 Ratio of net expenses to average net assets        1.01%        0.96%        1.01%        0.98%         0.88%
 Ratio of net investment income/(loss) to
  average net assets                              (0.39)%      (0.49)%      (0.52)%      (0.28)%       (0.42)%
 Portfolio turnover rate                              87%          77%          78%         135%           73%
--------------------------------------------------------------------------------------------------------------


(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.

(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


 118  Janus Equity Funds prospectus

JANUS GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2006         2005         2004          2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD             $10.88        $9.70       $10.44         $7.41        $10.83
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         --(1)      0.01         0.02            --(1)     (0.01)
 Net gain/(loss) on securities (both realized
  and unrealized)                                   1.36         1.17       (0.76)          3.03        (3.41)
 Total from investment operations                   1.36         1.18       (0.74)          3.03        (3.42)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.01)           --           --            --            --
 Distributions (from capital gains)                   --           --           --            --            --
 Redemption fees                                      --(2)        --(2)        --(2)         --(2)        N/A
 Payment from affiliate                               --(3)        --           --(3)         --            --
 Total distributions and other                    (0.01)           --           --            --            --
 NET ASSET VALUE, END OF PERIOD                   $12.23       $10.88        $9.70        $10.44         $7.41
 Total return                                     12.48%(4)    12.16%      (7.09)%(4)     41.08%      (31.67)%
 Net assets, end of period (in millions)            $914         $994       $1,255        $1,656        $1,250
 Average net assets for the period (in
  millions)                                         $999       $1,110       $1,481        $1,333        $1,907
 Ratio of gross expenses to average net
  assets(5)                                        1.13%        1.04%        1.07%         1.07%         0.96%
 Ratio of net expenses to average net assets       1.11%        1.03%        1.07%         1.06%         0.94%
 Ratio of net investment income/(loss) to
  average net assets                             (0.30)%        0.07%      (0.37)%       (0.27)%       (0.14)%
 Portfolio turnover rate                             85%          31%          24%           48%           66%
--------------------------------------------------------------------------------------------------------------


(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.

(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


                                                       Financial highlights  119

JANUS BALANCED FUND
-------------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31
                                                     2006         2005        2004        2003         2002
 NET ASSET VALUE, BEGINNING OF PERIOD                $21.62      $20.33      $19.34       $18.08       $19.27
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          0.43        0.42        0.38         0.38         0.47
 Net gain/(loss) on securities (both realized and
  unrealized)                                          2.45        1.28        0.99         1.28       (1.20)
 Total from investment operations                      2.88        1.70        1.37         1.66       (0.73)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)              (0.43)      (0.41)      (0.38)       (0.40)       (0.46)
 Distributions (from capital gains)                      --          --          --           --           --
 Payment from affiliate                                  --(1)       --(1)       --(1)        --           --
 Total distributions and other                       (0.43)      (0.41)      (0.38)       (0.40)       (0.46)
 NET ASSET VALUE, END OF PERIOD                      $24.07      $21.62      $20.33       $19.34       $18.08
 Total return                                        13.41%(2)    8.43%(2)    7.11%(2)     9.34%      (3.85)%
 Net assets, end of period (in millions)             $2,478      $2,507      $2,849       $3,929       $3,936
 Average net assets for the period (in millions)     $2,499      $2,721      $3,235       $4,004       $4,278
 Ratio of gross expenses to average net assets(3)     0.82%       0.80%       0.87%        0.89%        0.86%
 Ratio of net expenses to average net assets          0.81%       0.79%       0.87%        0.88%        0.84%
 Ratio of net investment income/(loss) to average
  net assets                                          1.85%       1.93%       1.82%        2.00%        2.44%
 Portfolio turnover rate                                50%         47%         45%          73%          88%
-------------------------------------------------------------------------------------------------------------


(1) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


 120  Janus Equity Funds prospectus

JANUS CONTRARIAN FUND
-----------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                  2006        2005        2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD            $14.20      $11.74       $9.97         $6.95         $8.42
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.21        0.05        0.01            --(1)         --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                  3.25        2.44        1.76          3.03        (1.45)
 Total from investment operations                  3.46        2.49        1.77          3.03        (1.45)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)          (0.04)      (0.03)          --        (0.01)(2)     (0.02)
 Distributions (from capital gains)              (0.18)          --          --            --            --
 Payment from affiliate                              --(3)       --(3)       --(3)         --            --
 Total distributions and other                   (0.22)      (0.03)          --        (0.01)        (0.02)
 NET ASSET VALUE, END OF PERIOD                  $17.44      $14.20      $11.74         $9.97         $6.95
 Total return                                    24.60%(4)   21.19%(4)   17.75%(4)     43.57%      (17.23)%
 Net assets, end of period (in millions)         $4,003      $2,906      $2,384        $2,499        $1,287
 Average net assets for the period (in
  millions)                                      $3,512      $2,716      $2,497        $1,863        $1,808
 Ratio of gross expenses to average net
  assets(5)                                       0.95%       0.93%       0.98%         1.02%         1.01%
 Ratio of net expenses to average net assets      0.94%       0.93%       0.98%         1.01%         0.98%
 Ratio of net investment income to average net
  assets                                          1.41%       0.45%       0.07%       (0.17)%         0.03%
 Portfolio turnover rate                            39%         42%         30%           44%           60%
-----------------------------------------------------------------------------------------------------------


(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.

(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.


(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


                                                       Financial highlights  121

JANUS FUNDAMENTAL EQUITY FUND(1)
-----------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                  2006        2005        2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD            $22.15      $18.78      $17.04        $14.99        $16.78
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.11        0.11        0.05          0.07          0.11
 Net gain/(loss) on securities (both realized
  and unrealized)                                  3.24        3.34        1.75          2.09        (1.81)
 Total from investment operations                  3.35        3.45        1.80          2.16        (1.70)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)          (0.07)      (0.08)      (0.06)        (0.11)        (0.09)
 Distributions (from capital gains)                  --          --          --            --            --
 Payment from affiliate                              --(2)       --(2)       --            --            --
 Total distributions and other                   (0.07)      (0.08)      (0.06)        (0.11)        (0.09)
 NET ASSET VALUE, END OF PERIOD                  $25.43      $22.15      $18.78        $17.04        $14.99
 Total return                                    15.15%(3)   18.44%(4)   10.61%        14.54%      (10.26)%
 Net assets, end of period (in millions)         $1,018        $721        $613          $708          $707
 Average net assets for the period (in
  millions)                                        $956        $653        $654          $708          $802
 Ratio of gross expenses to average net
  assets(5)                                       0.92%       0.90%       0.97%         0.97%         0.92%
 Ratio of net expenses to average net assets      0.91%       0.89%       0.97%         0.96%         0.89%
 Ratio of net investment income/(loss) to
  average net assets                              0.49%       0.50%       0.24%         0.40%         0.66%
 Portfolio turnover rate                            46%         74%         58%           77%           98%
-----------------------------------------------------------------------------------------------------------


(1) Formerly named Janus Core Equity Fund.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.


(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


 122  Janus Equity Funds prospectus

JANUS GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                  2006        2005        2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD            $33.97      $29.29      $27.12        $23.70        $27.99
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.61        0.24        0.07          0.17          0.20
 Net gain/(loss) on securities (both realized
  and unrealized)                                  3.30        4.66        2.17          3.43        (4.28)
 Total from investment operations                  3.91        4.90        2.24          3.60        (4.08)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)          (0.52)      (0.22)      (0.07)        (0.18)        (0.21)
 Distributions (from capital gains)                  --          --          --            --            --
 Payment from affiliate                              --(1)       --(1)       --(1)         --            --
 Total distributions and other                   (0.52)      (0.22)      (0.07)        (0.18)        (0.21)
 NET ASSET VALUE, END OF PERIOD                  $37.36      $33.97      $29.29        $27.12        $23.70
 Total return                                    11.56%(2)   16.79%(2)    8.28%(2)     15.20%      (14.62)%
 Net assets, end of period (in millions)         $6,781      $5,735      $5,177        $6,003        $5,328
 Average net assets for the period (in
  millions)                                      $6,677      $5,455      $5,568        $5,715        $6,480
 Ratio of gross expenses to average net
  assets(3)                                       0.89%       0.88%       0.92%         0.91%         0.90%
 Ratio of net expenses to average net assets      0.88%       0.87%       0.92%         0.91%         0.88%
 Ratio of net investment income/(loss) to
  average net assets                              1.90%       0.68%       0.24%         0.67%         0.73%
 Portfolio turnover rate                            50%         38%         41%           50%           49%
-----------------------------------------------------------------------------------------------------------


(1) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


                                                       Financial highlights  123

INTECH RISK-MANAGED STOCK FUND
-------------------------------------------------------------------------------------------------------
                                                                          Years or Period
                                                                         ended October 31
                                                             2006        2005        2004       2003(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                       $15.28      $13.98      $12.44      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                 0.12        0.12        0.08        0.01
 Net gain/(loss) on securities (both realized and
  unrealized)                                                 1.96        1.89        1.75        2.43
 Total from investment operations                             2.08        2.01        1.83        2.44
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                     (0.13)      (0.08)      (0.03)          --
 Distributions (from capital gains)                         (0.77)      (0.63)      (0.26)          --
 Redemption fees                                                --(2)       --(2)       --(2)       --(2)
 Total distributions and other                              (0.90)      (0.71)      (0.29)          --
 NET ASSET VALUE, END OF PERIOD                             $16.46      $15.28      $13.98      $12.44
 Total return(3)                                            14.10%      14.79%      15.06%      24.40%
 Net assets, end of period (in millions)                      $499        $379        $182         $89
 Average net assets for the period (in millions)              $433        $308        $130         $51
 Ratio of gross expenses to average net assets(4)(5)         0.91%       0.89%       0.69%(6)    1.13%(6)
 Ratio of net expenses to average net assets(4)              0.90%       0.88%       0.69%       1.13%
 Ratio of net investment income/(loss) to average net
  assets(4)                                                  0.81%       0.92%       0.72%       0.24%
 Portfolio turnover rate(4)                                   108%         81%         71%         39%
-------------------------------------------------------------------------------------------------------


(1) Fiscal period from February 28, 2003 (inception) through October 31, 2003.
(2) Redemption fees aggregated less than $0.01 on a per share basis for the period or year end.
(3) Total return is not annualized for periods of less than one full year.
(4) Annualized for periods of less than one full year.

(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.

(6) The ratio was 1.07% in 2004 and 1.78% in 2003 before waiver of certain fees incurred by the Fund.

 124  Janus Equity Funds prospectus

JANUS MID CAP VALUE FUND - INVESTOR SHARES(1)
--------------------------------------------------------------------------------------------------------------
                                                     Years or Periods                              Year ended
                                                     ended October 31                             September 30
                                  2006        2005        2004       2003(2)      2003(3)             2002
 NET ASSET VALUE, BEGINNING OF
  PERIOD                         $23.24      $22.22      $18.94      $15.15        $13.71             $14.30
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/(loss)      0.37        0.14        0.10        0.03          0.03               0.02
 Net gain/(loss) on securities
  (both realized and
  unrealized)                      3.33        2.89        3.28        3.76          1.44             (0.23)
 Total from investment
  operations                       3.70        3.03        3.38        3.79          1.47             (0.21)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
  income)                        (0.24)      (0.08)      (0.10)          --        (0.03)             (0.03)
 Distributions (from capital
  gains)                         (1.83)      (1.93)          --          --            --             (0.35)
 Payment from affiliate              --(4)       --(4)       --(4)       --            --                 --
 Total distributions and other   (2.07)      (2.01)      (0.10)          --        (0.03)             (0.38)
 NET ASSET VALUE, END OF PERIOD  $24.87      $23.24      $22.22      $18.94        $15.15             $13.71
 Total return(5)                 16.88%(6)   14.26%(7)   17.92%(6)   25.02%        10.73%            (1.96)%
 Net assets, end of period (in
  millions)                      $5,181      $4,188      $2,979      $1,494        $1,034               $782
 Average net assets for the
  period (in millions)           $4,807      $3,797      $2,245      $1,262          $962                N/A
 Ratio of gross expenses to
  average net assets(8)(9)        0.93%       0.93%       0.94%       1.08%         1.14%(10)(11)      1.17%
 Ratio of net expenses to
  average net assets(8)           0.93%       0.92%       0.94%       1.08%         1.14%(10)(11)        N/A
 Ratio of net investment
  income/(loss) to average net
  assets(8)                       1.69%       0.67%       0.56%       0.45%         0.44%              0.28%
 Portfolio turnover rate(8)         95%         86%         91%         97%           94%                65%
--------------------------------------------------------------------------------------------------------------


 (1) Berger Mid Cap Value Fund prior to reorganization.
 (2) Fiscal period May 1, 2003 through October 31, 2003.
 (3) Fiscal period October 1, 2002 through April 30, 2003.
 (4) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
 (5) Total return is not annualized for periods of less than one full year.
 (6) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

 (7) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

 (8) Annualized for periods of less than one full year.

                                                       Financial highlights  125

 (9) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.

(10) Certain prior year amounts have been reclassified to conform to current year presentation.
(11) The ratio was 1.17% in 2003 before waiver of certain fees incurred by the Fund.

 126  Janus Equity Funds prospectus

JANUS GLOBAL OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------
                                                           Years ended October 31
                                        2006          2005         2004          2003           2002
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $13.91       $12.93       $11.66          $8.64          $9.68
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.10         0.10         0.03           0.03           0.03
 Net gain/(loss) on securities
   (both realized and unrealized)         1.42         0.91         1.27           3.02         (1.04)
 Total from investment operations         1.52         1.01         1.30           3.05         (1.01)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                              (0.11)       (0.03)       (0.03)         (0.04)         (0.02)
 Distributions (from capital gains)         --           --           --             --         (0.01)
 Redemption fees                            --(1)        --(1)        --(1)        0.01            N/A
 Payment from affiliate                     --           --(2)        --             --             --
 Total distributions and other          (0.11)       (0.03)       (0.03)         (0.03)         (0.03)
 NET ASSET VALUE, END OF PERIOD         $15.32       $13.91       $12.93         $11.66          $8.64
 Total return                           10.96%(3)     7.78%(3)    11.18%         35.51%       (10.59)%
 Net assets, end of period (in
   millions)                              $146         $178         $207           $144           $149
 Average net assets for the period
   (in millions)                          $161         $219         $175           $133           $155
 Ratio of gross expenses to average
   net assets                            1.17%(4)     1.03%(5)     1.09%(5)       1.17%          1.19%
 Ratio of net expenses to average
   net assets                            1.15%        1.02%        1.09%          1.16%          1.16%
 Ratio of net investment
   income/(loss) to average net
   assets                                0.57%        0.62%        0.24%          0.27%          0.40%
 Portfolio turnover rate                   38%          36%          37%            31%            84%
------------------------------------------------------------------------------------------------------


(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and increased the ratio by 0.02%.


(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2005 and 2004.


                                                       Financial highlights  127

JANUS GLOBAL RESEARCH FUND(1)
----------------------------------------------------------------------------------
                                                                 Year or Period
                                                                ended October 31
                                                               2006        2005(2)
 NET ASSET VALUE, BEGINNING OF PERIOD                          $11.11       $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.10       (0.01)
 Net gain/(loss) on securities (both realized and
  unrealized)                                                    2.22         1.12
 Total from investment operations                                2.32         1.11
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                        (0.04)           --
 Distributions (from capital gains)                            (0.23)           --
 Payment from affiliate                                            --           --(3)
 Total distributions and other                                 (0.27)           --
 NET ASSET VALUE, END OF PERIOD                                $13.16       $11.11
 Total return(4)                                               21.21%       11.10%(5)
 Net assets, end of period (in millions)                         $113          $47
 Average net assets for the period (in millions)                  $80          $30
 Ratio of gross expenses to average net assets(6)               1.16%        1.27%(7)
 Ratio of net expenses to average net assets(6)                 1.14%        1.25%
 Ratio of net investment income/(loss) to average net
  assets(6)                                                     0.48%      (0.24)%
 Portfolio turnover rate(6)                                      118%          86%
----------------------------------------------------------------------------------


(1) Formerly named Janus Research Fund.
(2) Fiscal period from February 25, 2005 (inception) through October 31, 2005.
(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal period end.
(4) Total return is not annualized for periods of less than one full year.
(5) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(6) Annualized for periods of less than one full year.

(7) The ratio was 1.61% before waiver of certain fees incurred by the Fund.


 128  Janus Equity Funds prospectus

JANUS OVERSEAS FUND
-----------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                    2006        2005        2004        2003         2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $28.42      $21.62      $19.50      $15.44        $18.44
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        0.49        0.21        0.18        0.24          0.15
 Net gain/(loss) on securities (both realized and
  unrealized)                                       13.80        6.82        2.18        3.98        (3.05)
 Total from investment operations                   14.29        7.03        2.36        4.22        (2.90)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)            (0.28)      (0.23)      (0.24)      (0.16)        (0.10)
 Distributions (from capital gains)                    --          --          --          --            --
 Redemption fees                                     0.02          --(1)       --(1)       --(1)        N/A
 Payment from affiliate                                --(2)       --(2)       --(2)       --            --
 Total distributions and other                     (0.26)      (0.23)      (0.24)      (0.16)        (0.10)
 NET ASSET VALUE, END OF PERIOD                    $42.45      $28.42      $21.62      $19.50        $15.44
 Total return                                      50.71%(3)   32.74%(3)   12.24%(3)   27.62%      (15.78)%
 Net assets, end of period (in millions)           $5,317      $2,555      $2,090      $2,811        $3,243
 Average net assets for the period (in millions)   $3,933      $2,272      $2,497      $2,898        $4,446
 Ratio of gross expenses to average net assets(4)   0.92%       0.90%       0.93%       0.94%         0.91%
 Ratio of net expenses to average net assets        0.91%       0.89%       0.93%       0.94%         0.89%
 Ratio of net investment income/(loss) to average
  net assets                                        1.69%       0.88%       0.72%       1.21%         0.69%
 Portfolio turnover rate                              61%         57%         58%        104%           63%
-----------------------------------------------------------------------------------------------------------


(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


                                                       Financial highlights  129

JANUS WORLDWIDE FUND
-----------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                   2006        2005        2004        2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD             $41.41      $38.12      $37.34       $32.87        $40.17
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.65        0.46        0.30         0.37          0.27
 Net gain/(loss) on securities (both realized
  and unrealized)                                   6.48        3.14        0.84         4.41        (7.56)
 Total from investment operations                   7.13        3.60        1.14         4.78        (7.29)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.49)      (0.31)      (0.36)       (0.31)        (0.01)
 Distributions (from capital gains)                   --          --          --           --            --
 Redemption fees                                      --(1)       --(1)       --(1)        --(1)        N/A
 Payment from affiliate                               --(2)       --(2)       --(2)        --            --
 Total distributions and other                    (0.49)      (0.31)      (0.36)       (0.31)        (0.01)
 NET ASSET VALUE, END OF PERIOD                   $48.05      $41.41      $38.12       $37.34        $32.87
 Total return                                     17.34%(3)    9.47%(3)    3.06%(3)    14.65%      (18.15)%
 Net assets, end of period (in millions)          $4,373      $4,958      $7,074      $11,341       $13,465
 Average net assets for the period (in millions)  $4,602      $5,984      $9,278      $12,124       $18,185
 Ratio of gross expenses to average net assets     0.87%(4)(5)  0.85%(6)   0.92%(6)     0.93%         0.87%
 Ratio of net expenses to average net assets       0.86%       0.85%       0.92%        0.92%         0.86%
 Ratio of net investment income/(loss) to
  average net assets                               1.31%       0.90%       0.61%        0.99%         0.62%
 Portfolio turnover rate                             43%         33%        120%         108%           73%
-----------------------------------------------------------------------------------------------------------


(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.

(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and increased the ratio by 0.01%.


(5) The ratio was 0.90% before waiver of certain fees incurred by the Fund.


(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2005 and 2004.


 130  Janus Equity Funds prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.


   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.


   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

                                               Glossary of investment terms  131

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."



   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.


   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

 132  Janus Equity Funds prospectus
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

                                               Glossary of investment terms  133

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

 134  Janus Equity Funds prospectus
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

                                               Glossary of investment terms  135

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

 136  Janus Equity Funds prospectus
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.


   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.


   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                               Glossary of investment terms  137

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                  The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                  February 28, 2007

                                  Janus Smart Portfolio - Growth
                                  Janus Smart Portfolio - Moderate
                                  Janus Smart Portfolio - Conservative

                             JANUS SMART PORTFOLIOS

                                   Prospectus

     ELIMINATE PAPER MAIL. Set up e-Delivery of prospectuses, annual reports, and statements at WWW.JANUS.COM.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing directly with the Portfolios.

(JANUS LOGO)


                        This Prospectus describes three series (each, a "Portfolio" and collectively, the "Portfolios" or "Janus Smart Portfolios") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Portfolio.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Smart Portfolio - Growth...........................    4
       Janus Smart Portfolio - Moderate.........................    8
       Janus Smart Portfolio - Conservative.....................   12
    FEES AND EXPENSES...........................................   16
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Principal investment strategies of the Portfolios........   19
       Investment techniques of the underlying funds............   21
       Risks of the Portfolios..................................   27
    MANAGEMENT OF THE PORTFOLIOS
       Investment adviser.......................................   33
       Investment personnel.....................................   36
    OTHER INFORMATION...........................................   37
    SHAREHOLDER'S MANUAL
       Doing business with Janus................................   42
       Minimum investments......................................   43
       Types of account ownership...............................   43
       To open an account or buy shares.........................   46
       To exchange shares.......................................   47
       To sell shares...........................................   47
       Excessive trading........................................   51
       Shareholder services and account policies................   59
    DISTRIBUTIONS AND TAXES.....................................   63
    FINANCIAL HIGHLIGHTS........................................   66
    GLOSSARY OF INVESTMENT TERMS................................   70

                                                            Table of contents  1

JANUS SMART PORTFOLIOS

   This Prospectus provides information about the Janus Smart Portfolios, a group of mutual funds that invest in Janus stock, bond, and money market mutual funds (the "underlying funds"). Because they invest in other funds, each Portfolio is considered a "fund of funds." The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing primarily in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.

   Janus Smart Portfolios offer three choices for different investment styles. Because investors' risk tolerances, investment goals, investment time horizons, and financial circumstances may be different, each Janus Smart Portfolio offers an alternative strategy for attaining capital growth and income. The allocation to stocks and bonds in each Portfolio reflects its greater or lesser emphasis on pursuing growth of capital or current income. The following illustrates each Portfolio's relative emphasis on seeking growth of capital and seeking income.

[BAR CHART]

                                                Primary Emphasis:
                                                Growth of Capital      Income
Janus Smart Portfolio -- Growth                        80%               20%
Janus Smart Portfolio -- Moderate                      60%               40%
Janus Smart Portfolio -- Conservative                  40%               60%

   Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The following table indicates each Portfolio's target allocation, which is how each Portfolio's investments generally will be allocated among the major asset classes over the long term, as well as the normal ranges within which each Portfolio's asset class allocations generally will vary over short-term periods.

       LONG-TERM EXPECTED AVERAGE ASSET ALLOCATION
                                 Janus Smart Portfolio -    Janus Smart Portfolio -    Janus Smart Portfolio -
                                         Growth                    Moderate                 Conservative
       Stocks                              80%                        60%                        40%
       Bonds and Money Market              20%                        40%                        60%
         Instruments

       NORMAL ASSET ALLOCATION RANGE
                                 Janus Smart Portfolio -    Janus Smart Portfolio -    Janus Smart Portfolio -
                                         Growth                    Moderate                 Conservative
       Stocks                            75%-85%                    55%-65%                    35%-45%
       Bonds and Money Market            15%-25%                    35%-45%                    55%-65%
         Instruments

 2  Janus Smart Portfolios prospectus

   As part of the Portfolios' overall asset allocation strategy, the Portfolios' may normally invest in domestic stocks, international stocks, and bonds and money market instruments.

    JANUS SMART PORTFOLIO -            JANUS SMART PORTFOLIO -            JANUS SMART PORTFOLIO -
            GROWTH                            MODERATE                         CONSERVATIVE
          [PIE CHART]                        [PIE CHART]                        [PIE CHART]
 STOCKS                        80%  STOCKS                        60%  BONDS AND MONEY MARKET        60%
 BONDS AND MONEY MARKET        20%  BONDS AND MONEY MARKET        40%  STOCKS                        40%

   Each Portfolio will normally allocate its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-cap companies, international companies, and bonds and money market instruments. The allocations may change from time to time to reflect market fluctuations or in response to various economic or other factors as deemed appropriate by the portfolio manager.

   The following profiles are intended to summarize the key features of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, and Janus Smart Portfolio - Conservative.

                                            Janus Smart Portfolios prospectus  3

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS SMART PORTFOLIO - GROWTH

   Janus Smart Portfolio - Growth (the "Portfolio") is designed for long-term investors who primarily seek the highest return over time consistent with a primary emphasis on growth of capital and a secondary emphasis on income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS SMART PORTFOLIO - GROWTH seeks the highest return over time consistent with a primary emphasis on growth of capital and a secondary emphasis on income.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any such change. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Portfolio seeks to achieve its investment objective by investing in other Janus mutual funds that represent a variety of asset classes and investment styles. The Portfolio pursues this objective by investing in a diversified portfolio of underlying funds normally consisting of approximately 80% stocks and 20% bonds and money market securities. The target allocation and the allocation of the Portfolio's assets among underlying funds is based on quantitative and qualitative analysis.


   The Portfolio's asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Portfolio assets in the underlying funds and may modify the underlying funds' weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations for the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Portfolio's investments in the underlying funds. The portfolio manager may change the Portfolio's asset class allocations, the underlying funds, or weightings without shareholder notice.

 4  Janus Smart Portfolios prospectus

   The Portfolio will normally allocate approximately 80% of its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-cap companies, and international companies; and approximately 20% of its investments to underlying bond and money market funds. These allocations may change from time to time.

                   JANUS SMART PORTFOLIO -
                            GROWTH
                         [PIE CHART]
 STOCKS                                                       80%
 BONDS AND MONEY MARKET                                       20%

MAIN INVESTMENT RISKS

   The biggest risk is that the Portfolio's returns may vary, and you could lose money. With approximately 80% of the Portfolio's assets allocated to equity investments, the Portfolio is subject to the risks of investing in common stocks, which tend to be more volatile than many other investment choices. The net asset value ("NAV") of an underlying fund may decrease if the value of an individual company or multiple companies in its portfolio decreases or if the stock market goes down regardless of how well the individual companies perform. If the NAV of an underlying fund decreases, the Portfolio's NAV may also decrease, which means if you sell your shares in the Portfolio you may lose money.

   With approximately 20% of the Portfolio's assets allocated to fixed-income securities, the Portfolio is subject to the risks of fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of fixed-income securities will generally decrease when interest rates rise, an underlying fund's NAV may also decrease, and in turn the Portfolio's NAV may decrease. Another fundamental risk associated with fixed-income securities is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due. Although the underlying funds which invest in fixed-income securities may

                                                          Risk/return summary  5
   be less volatile than underlying funds that invest most of their assets in common stocks, returns and yields will vary, and you could lose money.

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the Portfolio's performance during its first calendar year of operations. The Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report.


   The table compares the Portfolio's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


 6  Janus Smart Portfolios prospectus

   JANUS SMART PORTFOLIO - GROWTH(1)



      Annual returns for period ended 12/31
                                                                          18.51%
                                                                          2006

      Best Quarter:  4th-2006 8.23%    Worst Quarter:  2nd-2006 (2.23)%



                                    Average annual total return for periods ended 12/31/06
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year     (12/30/05)
    Janus Smart Portfolio - Growth
      Return Before Taxes                                         18.51%       18.45%
      Return After Taxes on Distributions                         18.03%       17.97%
      Return After Taxes on Distributions and Sale of Portfolio
        Shares(2)                                                 12.15%       15.46%
    S&P 500(R) Index(3)                                           15.80%       15.75%
      (reflects no deduction for expenses, fees, or taxes)
    Growth Allocation Index(4)                                    16.86%       16.81%
      (reflects no deduction for expenses, fees, or taxes)
                                                                  ----------------------



   (1) The Portfolio's performance reflects the effect of expense waivers in 2006. Without the effect of these expense waivers, the performance shown would have been lower.


   (2) If the Portfolio incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Portfolio Shares may exceed the Portfolio's other return figures.


   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


   (4) The Growth Allocation Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE(R) Index") (25%), the Lehman Brothers Aggregate Bond Index (20%), and the Morgan Stanley Capital International Emerging Markets Free Index(SM) ("MSCI EMF Index(SM)") (5%).


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  7

JANUS SMART PORTFOLIO - MODERATE

   Janus Smart Portfolio - Moderate (the "Portfolio") is designed for investors who primarily seek the highest return over time consistent with an emphasis on growth of capital and income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS SMART PORTFOLIO - MODERATE seeks the highest return over time consistent with an emphasis on growth of capital and income.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any such change. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Portfolio seeks to achieve its investment objective by investing in other Janus mutual funds that represent a variety of asset classes and investment styles. The Portfolio pursues this objective by investing in a diversified portfolio of underlying funds normally consisting of approximately 60% stocks and 40% bonds and money market securities. The target allocation and the allocation of the Portfolio's assets among underlying funds is based on quantitative and qualitative analysis.


   The Portfolio's asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Portfolio assets in the underlying funds and may modify the underlying funds' weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations for the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Portfolio's investments in the underlying funds. The portfolio manager may change the Portfolio's asset class allocations, the underlying funds, or weightings without shareholder notice.

 8  Janus Smart Portfolios prospectus

   The Portfolio will normally allocate approximately 60% of its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-cap companies, and international companies; and approximately 40% of its investments to underlying bond and money market funds. These allocations may change from time to time.

                   JANUS SMART PORTFOLIO -
                           MODERATE
                         [PIE CHART]
 STOCKS                                                       60%
 BONDS AND MONEY MARKET                                       40%

MAIN INVESTMENT RISKS

   The biggest risk is that the Portfolio's returns may vary, and you could lose money. With approximately 60% of the Portfolio's assets allocated to equity investments, the Portfolio is subject to the risks of investing in common stocks, which tend to be more volatile than many other investment choices. The net asset value ("NAV") of an underlying fund may decrease if the value of an individual company or multiple companies in its portfolio decreases or if the stock market goes down regardless of how well the individual companies perform. If the NAV of an underlying fund decreases, the Portfolio's NAV may also decrease, which means if you sell your shares in the Portfolio you may lose money.

   With approximately 40% of the Portfolio's assets allocated to fixed-income securities, the Portfolio is subject to the risks of fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of fixed-income securities will generally decrease when interest rates rise, an underlying fund's NAV may also decrease, and in turn the Portfolio's NAV may decrease. Another fundamental risk associated with fixed-income securities is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when

                                                          Risk/return summary  9
   due. Although the underlying funds which invest in fixed-income securities may be less volatile than underlying funds that invest most of their assets in common stocks, returns and yields will vary, and you could lose money.

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the Portfolio's performance during its first calendar year of operations. The Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report.


   The table compares the Portfolio's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


 10  Janus Smart Portfolios prospectus

   JANUS SMART PORTFOLIO - MODERATE(1)



      Annual returns for period ended 12/31
                                                                          14.28%
                                                                          2006

      Best Quarter:  4th-2006 6.31%    Worst Quarter:  2nd-2006 (1.80)%



                                    Average annual total return for periods ended 12/31/06
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year     (12/30/05)
    Janus Smart Portfolio - Moderate
      Return Before Taxes                                         14.28%       14.24%
      Return After Taxes on Distributions                         13.75%       13.71%
      Return After Taxes on Distributions and Sale of Portfolio
        Shares(2)                                                  9.37%       11.84%
    S&P 500(R) Index(3)                                           15.80%       15.75%
      (reflects no deduction for expenses, fees, or taxes)
    Moderate Allocation Index(4)                                  13.29%       13.25%
      (reflects no deduction for expenses, fees, or taxes)
                                                                  ----------------------



   (1) The Portfolio's performance reflects the effect of expense waivers in 2006. Without the effect of these expense waivers, the performance shown would have been lower.


   (2) If the Portfolio incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Portfolio Shares may exceed the Portfolio's other return figures.


   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


   (4) The Moderate Allocation Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Lehman Brothers Aggregate Bond Index (40%), the MSCI EAFE(R) Index (18%), and the MSCI EMF Index(SM) (2%).


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  11

JANUS SMART PORTFOLIO - CONSERVATIVE

   Janus Smart Portfolio - Conservative (the "Portfolio") is designed for investors who primarily seek the highest return over time consistent with a primary emphasis on income and a secondary emphasis on growth of capital.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS SMART PORTFOLIO - CONSERVATIVE seeks the highest return over time consistent with a primary emphasis on income and a secondary emphasis on growth of capital.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any such change. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Portfolio seeks to achieve its investment objective by investing in other Janus mutual funds that represent a variety of asset classes and investment styles. The Portfolio pursues this objective by investing in a diversified portfolio of underlying funds normally consisting of approximately 40% stocks and 60% bonds and money market securities. The target allocation and the allocation of the Portfolio's assets among underlying funds is based on quantitative and qualitative analysis.


   The Portfolio's asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Portfolio assets in the underlying funds and may modify the underlying funds' weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations for the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Portfolio's investments in the underlying funds. The portfolio manager may change the Portfolio's asset class allocations, the underlying funds, or weightings without shareholder notice.

 12  Janus Smart Portfolios prospectus

   The Portfolio will normally allocate approximately 60% of its investments to underlying bond and money market funds; and approximately 40% of its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-cap companies, and international companies. These allocations may change from time to time.

                   JANUS SMART PORTFOLIO -
                         CONSERVATIVE
                         [PIE CHART]
 BONDS AND MONEY MARKET                                       60%
 STOCKS                                                       40%

MAIN INVESTMENT RISKS

   The biggest risk is that the Portfolio's returns may vary, and you could lose money. With approximately 60% of the Portfolio's assets allocated to fixed-income securities, the Portfolio is subject to the risks of fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of fixed-income securities will generally decrease when interest rates rise, an underlying fund's net asset value ("NAV") may also decrease, and in turn the Portfolio's NAV may decrease. Another fundamental risk associated with fixed-income securities is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due. Although the underlying funds which invest in fixed-income securities may be less volatile than underlying funds that invest most of their assets in common stocks, returns and yields will vary, and you could lose money.

   With approximately 40% of the Portfolio's assets allocated to equity investments, the Portfolio is subject to the risks of investing in common stocks, which tend to be more volatile than many other investment choices. The NAV of an underlying fund may decrease if the value of an individual company or multiple companies in its portfolio decreases or if the stock market goes down regardless of how well the individual companies perform. If the NAV of an underlying fund decreases,

                                                         Risk/return summary  13
   the Portfolio's NAV may also decrease, which means if you sell your shares in the Portfolio you may lose money.

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the Portfolio's performance during its first calendar year of operations. The Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report.


   The table compares the Portfolio's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


 14  Janus Smart Portfolios prospectus

   JANUS SMART PORTFOLIO - CONSERVATIVE(1)



      Annual returns for period ended 12/31
                                                                          11.09%
                                                                          2006

      Best Quarter:  4th-2006 4.70%    Worst Quarter:  2nd-2006 (1.35)%



                                    Average annual total return for periods ended 12/31/06
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year     (12/30/05)
    Janus Smart Portfolio - Conservative
      Return Before Taxes                                         11.09%       11.05%
      Return After Taxes on Distributions                         10.38%       10.35%
      Return After Taxes on Distributions and Sale of Portfolio
        Shares(2)                                                  7.27%        9.02%
    S&P 500(R) Index(3)                                           15.80%       15.75%
      (reflects no deduction for expenses, fees, or taxes)
    Conservative Allocation Index(4)                              10.04%       10.01%
      (reflects no deduction for expenses, fees, or taxes)
                                                                  ----------------------



   (1) The Portfolio's performance reflects the effect of expense waivers in 2006. Without the effect of these expense waivers, the performance shown would have been lower.


   (2) If the Portfolio incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Portfolio Shares may exceed the Portfolio's other return figures.


   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


   (4) The Conservative Allocation Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the Lehman Brothers Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%), and the MSCI EAFE(R) Index (12%).


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  15

FEES AND EXPENSES


   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Portfolios. The fees and expenses shown were determined based on net assets as of the fiscal period ended October 31, 2006. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses."



   Each Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. The Portfolios' return are net of these expenses. Expenses may be higher or lower depending on the allocation of the Portfolios' assets among the underlying funds and the actual expenses of the underlying funds.



   SHAREHOLDER FEES are those paid directly from your investment. The Portfolios are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, the Portfolios may invest in underlying funds that may be subject to redemption fees or exchange fees on the sale of shares held for three months or less. Effective for underlying fund shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.



   ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.


 16  Janus Smart Portfolios prospectus

  SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
    Sales charges.............................................  None
    Redemption fee............................................  None(1)(2)
    Exchange fee..............................................  None(2)


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)*
                                                                   Acquired
                                                                   Fund(4)    Total Annual             Net Annual
                                                                     Fees         Fund                    Fund
                                        Management      Other        and       Operating     Expense    Operating
                                          Fee(3)      Expenses     Expenses   Expenses(5)    Waivers   Expenses(5)
  Janus Smart Portfolio - Growth          0.05%         0.34%       0.75%        1.14%        0.14%       1.00%
  Janus Smart Portfolio - Moderate        0.05%         0.37%       0.74%        1.16%        0.21%       0.95%
  Janus Smart Portfolio - Conservative    0.05%         0.64%       0.73%        1.42%        0.51%       0.91%


  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Each Portfolio may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to the "Payment of Redemption Proceeds" section in this Prospectus.

 (2) A Portfolio which redeems or exchanges certain underlying funds' shares held for three months or less may be subject to an underlying fund's 2.00% redemption fee, if any. Effective for underlying fund shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.

 (3) The "Management Fee" is the investment advisory fee paid by each Portfolio to Janus Capital.

 (4) "Acquired Fund" means any underlying fund in which a Portfolio invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to each Portfolio's ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Portfolio and does not include Acquired Fund fees and expenses.


 (5) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Portfolio's total operating expenses (excluding any expenses of an underlying fund, brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until at least March 1, 2008. The expense waivers shown reflect the application of such limits. For a period of three years subsequent to the Portfolios' commencement of operations, Janus Capital may recover from each Portfolio, fees and expenses previously waived or reimbursed if that Portfolio's expense ratio, including recovered expenses, falls below the respective expense limit. The expense waivers are detailed in the Statement of Additional Information.


                                                         Risk/return summary  17

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The examples also assume that your investment has a 5% return each year, and that the operating expenses of the Portfolios and their underlying funds (without waivers) remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                            1 Year    3 Years   5 Years   10 Years
                                                            --------------------------------------
  Janus Smart Portfolio - Growth                             $116      $362      $628      $1,386
  Janus Smart Portfolio - Moderate                           $118      $368      $638      $1,409
  Janus Smart Portfolio - Conservative                       $145      $449      $776      $1,702


 18  Janus Smart Portfolios prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIOS

   This section takes a closer look at the Portfolios' principal investment strategies, as well as certain risks of investing in the Portfolios.

   Please carefully review the "Risks of the Portfolios" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

   The Portfolios invest in underlying Janus funds to pursue a target allocation of stocks, bonds, and cash/cash equivalents. The following table illustrates the long-term expected average asset allocation and the normal asset allocation ranges for the Portfolios.

       LONG-TERM EXPECTED AVERAGE ASSET ALLOCATION
                                 Janus Smart Portfolio -    Janus Smart Portfolio -    Janus Smart Portfolio -
                                         Growth                    Moderate                 Conservative
       Stocks                              80%                        60%                        40%
       Bonds and Money Market              20%                        40%                        60%
         Instruments

       NORMAL ASSET ALLOCATION RANGE
                                 Janus Smart Portfolio -    Janus Smart Portfolio -    Janus Smart Portfolio -
                                         Growth                    Moderate                 Conservative
       Stocks                            75%-85%                    55%-65%                    35%-45%
       Bonds and Money Market            15%-25%                    35%-45%                    55%-65%
         Instruments

                                   Principal investment strategies and risks  19

   While each Portfolio can invest in any or all of the underlying funds that are described later in this Prospectus, it is expected that each Portfolio will normally invest in only some of the underlying funds at any particular time. A Portfolio's investment in any underlying fund may exceed 25% of such Portfolio's total assets. The following table shows the target investment allocation of each Portfolio in the underlying funds.

   Actual holdings percentages may vary due to actual cash flows and changes to the underlying funds' asset values. In addition, the Portfolios may reallocate their assets among these or any underlying funds as described in this Prospectus, including a portion or all in cash equivalents or a money market fund. Janus Capital may change the asset class allocations, the underlying funds, or the weightings without notice to shareholders. Information regarding a Portfolio's actual allocations to underlying funds is available to shareholders on a periodic basis through annual and semiannual reports delivered to shareholders, reports filed with the Securities and Exchange Commission, and on www.janus.com. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent allocation information.

    Asset Class                           Janus Smart Portfolio -   Janus Smart Portfolio -   Janus Smart Portfolio -
    Underlying Fund                               Growth                   Moderate                Conservative
    -----------------------------------------------------------------------------------------------------------------
    EQUITY SECURITIES (STOCKS)
      Janus Twenty Fund                               8%                       4%                        --
      Janus Contrarian Fund                           --                       --                        5%
      Janus Growth and Income Fund                   10%                      11%                        5%
      Janus Orion Fund                                5%                       3%                        3%
      Janus Research Fund(1)                          7%                       4%                        3%
      Janus Adviser INTECH Risk-Managed
        Growth Fund - Class I                      13.5%                      11%                        8%
      Janus Adviser INTECH Risk-Managed
        Value Fund - Class I                       13.5%                      10%                        8%
      Janus Overseas Fund                            23%                      17%                        9%
    -----------------------------------------------------------------------------------------------------------------
      TOTAL                                          80%                      60%                       40%
    -----------------------------------------------------------------------------------------------------------------
    FIXED-INCOME SECURITIES (BONDS)
      Janus Flexible Bond Fund                       17%                      32%                       47%
      Janus High-Yield Fund                           3%                       3%                        3%
      Janus Short-Term Bond Fund                      --                       5%                       10%
    -----------------------------------------------------------------------------------------------------------------
      TOTAL                                          20%                      40%                       60%
    -----------------------------------------------------------------------------------------------------------------

   (1) Formerly named Janus Mercury Fund.

 20  Janus Smart Portfolios prospectus

   The following chart summarizes the management process:


 ACTION                                                      NORMAL FREQUENCY
    Establish strategic asset class allocation policy        Annually
    Monitor asset class allocations                          Ongoing
    Review/rebalance Portfolio allocations                   Quarterly
    Review/rebalance asset (and sub-asset) class exposures   Annually


   The following are general policies that apply to each of the Portfolios and the underlying funds.

   CASH POSITION
   A Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, a Portfolio may not achieve its investment objective.

   PORTFOLIO TURNOVER
   The Portfolios normally seek long-term investment, although the Portfolios may sell shares of the underlying funds regardless of how long they have been held, subject to any redemption fees of the underlying funds. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of a Portfolio's investments, and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations of the underlying funds. The Portfolios' transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains.

INVESTMENT TECHNIQUES OF THE UNDERLYING FUNDS

   The following information provides a brief description of the investment techniques of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds' prospectuses. The Portfolios may allocate assets to all or some of these underlying funds when rebalancing the Portfolios' investments.

   POTENTIAL UNDERLYING FUNDS WITH INVESTMENTS IN EQUITY SECURITIES


   JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the


                                   Principal investment strategies and risks  21
   fund may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2006, the fund's weighted average market capitalization was $74.6 billion.



   JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. The market capitalizations within the index will vary, but as of December 31, 2006, they ranged from approximately $1.2 billion to $21.4 billion.



   JANUS ORION FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of January 31, 2007, the fund held stocks of 49 companies. Of these holdings, 30 comprised approximately 82.3% of the fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.



   JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.



   JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.



   JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.



   JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund's initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.


 22  Janus Smart Portfolios prospectus

   JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.


   JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the portfolio managers believe will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (a) companies that the portfolio managers believe have or will develop products, processes, or services that will provide significant technological advancements or improvements and (b) companies that the portfolio managers believe rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.



   JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The fund normally invests at least 25% of its assets in fixed-income senior securities.



   JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio


                                   Principal investment strategies and risks  23
   manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.


   JANUS FUNDAMENTAL EQUITY FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include: (a) domestic and foreign common stocks; (b) preferred stocks; (c) securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds, and debentures; and (d) other securities with equity characteristics. The fund may invest in companies of any size.



   JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. All or part of the fund's income component may consist of structured securities such as equity-linked structured notes.


   INTECH RISK-MANAGED STOCK FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in common stocks from the universe of the fund's benchmark, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

   JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

   JANUS ADVISER INTECH RISK-MANAGED VALUE FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

 24  Janus Smart Portfolios prospectus

   JANUS MID CAP VALUE FUND - INVESTOR SHARES seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2006, they ranged from approximately $1.3 billion to $19.2 billion.



   JANUS ADVISER SMALL COMPANY VALUE FUND - CLASS I seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the fund's portfolio manager. The fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2006, they ranged from approximately $92 million to $3.0 billion.



   JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.



   JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size and located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets.


   JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of

                                   Principal investment strategies and risks  25
   any borrowings for investment purposes, in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets.


   JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.


   POTENTIAL UNDERLYING FUNDS WITH INVESTMENTS IN FIXED-INCOME SECURITIES


   JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.



   JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio manager believes offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.


   JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities.

 26  Janus Smart Portfolios prospectus

   The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

   POTENTIAL UNDERLYING FUND WITH INVESTMENTS IN CASH EQUIVALENTS


   JANUS MONEY MARKET FUND - INVESTOR SHARES seeks maximum current income to the extent consistent with stability of capital. The fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.


   Cash Equivalents include money market instruments (such as certificates of deposit, time deposits, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, and other short-term corporate instruments).

RISKS OF THE PORTFOLIOS


   Although the Portfolios intend to allocate assets among underlying funds that invest in stocks and bonds, and may also invest in money market instruments or cash/cash equivalents while also making efforts to minimize risk exposure within the selection of investments in a variety of Janus funds, you may experience volatility and lose money. Janus Capital's allocation of a Portfolio's assets to certain asset classes and underlying funds may not be successful in achieving the Portfolio's objective. There is a risk that you may achieve better returns by investing directly in an underlying fund. Certain of the underlying funds in which a Portfolio may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by a Portfolio in such an underlying fund may increase the indirect expenses paid by a Portfolio and may result in the Portfolio not achieving its investment objective.


   There is additional risk for the Portfolios with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in a Portfolio indirectly having concentrated assets in a particular industry or in a single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Portfolio's returns. The Portfolios do not control the investments of the underlying funds and any indirect concentration occurs as a result of the underlying funds following their investment objectives.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one

                                   Principal investment strategies and risks  27
   account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Because Janus Capital is the adviser to the Portfolios and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying funds. The officers and Trustees of the Portfolios may also serve as officers and Trustees of the underlying funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Portfolios and the underlying funds. The Trustees intend to address any such conflicts as deemed appropriate. Purchases and redemptions of an underlying fund by a Portfolio due to reallocations or rebalancings may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase an underlying fund's transaction costs. Large redemptions by a Portfolio may cause an underlying fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Portfolios' Statement of Additional Information.


   The Portfolios invest in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with this is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund's share price may also decrease. An underlying fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

   The following information is designed to help you better understand some of the risks of investing in the Portfolios. The impact of the following risks on a Portfolio may vary depending on a Portfolio's investment allocation.

BOND RISK

   Within the specific investment policies of the underlying funds, each underlying fund may invest in high-yield/high-risk bonds.
   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Ratings Service ("Standard & Poor's"), Fitch, Inc. ("Fitch"), and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's) or are unrated

 28  Janus Smart Portfolios prospectus
   bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

DERIVATIVE RISK

   The Portfolios may invest in underlying funds that use futures, options, swap agreements (including, but not limited to, credit default swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the underlying funds. An underlying fund's performance could be worse than if the underlying fund had not used such instruments.

EMERGING MARKET RISK

   The Portfolios may invest in underlying funds that may invest an unlimited amount of their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM).

   To the extent that an underlying fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each underlying fund's investments by country is contained in the underlying funds' shareholder reports and in the underlying funds' Form N-Q, which are filed with the SEC.

                                   Principal investment strategies and risks  29

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the underlying funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the underlying funds to obtain or to enforce a judgment against the issuers of such securities. The underlying funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

FOREIGN INVESTMENT RISK

   The Portfolios may invest in underlying funds that may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because an underlying fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as an underlying fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When an underlying fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of an underlying fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

 30  Janus Smart Portfolios prospectus

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder an underlying fund's ability to buy and sell emerging market securities in a timely manner, affecting the underlying fund's investment strategies and potentially affecting the value of the underlying fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

INDUSTRY RISK

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Portfolio may at times have significant exposure to industry risk as a result of investing in underlying funds that may invest in a particular industry.

INTEREST RATE RISK

   Generally, a fixed-income security in the underlying funds will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.


   In order to manage interest rate risk, the underlying funds' portfolio managers and/or investment personnel may vary the average-weighted effective maturity of a portfolio to reflect their analysis of interest rate trends and other factors. The underlying funds' average-weighted effective maturity will tend to be shorter when the underlying funds' portfolio managers and/or investment personnel expect interest rates to rise and longer when the underlying funds' portfolio managers and/or investment personnel expect interest rates to fall. The underlying funds may also use futures, options, and other derivatives to manage interest rate risk.


SMALLER OR NEWER COMPANY RISK

   Many attractive investment opportunities for the underlying funds may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of

                                   Principal investment strategies and risks  31
   management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 32  Janus Smart Portfolios prospectus

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Portfolios and the underlying funds. Janus Capital is responsible for the day-to-day management of the Portfolios' investment portfolios, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Portfolios.


   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees, and expenses of all Portfolio officers and those Trustees who are considered interested persons of Janus Capital.


   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.


   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolios.

                                                Management of the Portfolios  33

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Portfolios.

MANAGEMENT EXPENSES


   Each Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement details the investment advisory fee and other expenses that the Portfolios must pay. Janus Capital also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds' prospectuses for specific information about investment advisory fees.



   Each Portfolio incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for each Portfolio, as well as the actual investment advisory fee rate paid by each Portfolio to Janus Capital (net of fee waivers) based on each Portfolios average net assets.


 34  Janus Smart Portfolios prospectus

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets            Fee (%)(1)            year ended
Portfolio Name                    of Portfolio          (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------

   Janus Smart
     Portfolio - Growth          All Asset Levels           0.05                  0.00(2)

   Janus Smart Portfolio -
     Moderate                    All Asset Levels           0.05                  0.00(2)

   Janus Smart Portfolio -
     Conservative                All Asset Levels           0.05                  0.00(2)



   (1) Janus Capital has agreed to limit each Portfolio's total operating expenses (excluding any expenses of an underlying fund, brokerage commissions, interest, taxes, and extraordinary expenses) to certain levels until at least March 1, 2008. Application of the expense waivers and their effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waivers are not reflected in the fee rates shown.


   (2) For the fiscal year ended October 31, 2006, the Portfolio did not pay Janus Capital any investment advisory fees (net of fee waivers). The Portfolio's fee waiver exceeded the investment advisory fee.



   A discussion regarding the basis for the Board of Trustees' approval of the Portfolios' investment advisory agreements is included in the Portfolios' annual and semiannual reports to shareholders. You can request the Portfolios' annual or semiannual reports, free of charge, by contacting a Janus representative at 1-800-525-3713. The reports are also available, free of charge, on www.janus.com.


SUBADVISERS OF CERTAIN UNDERLYING FUNDS

   ENHANCED INVESTMENT TECHNOLOGIES, LLC ("INTECH") serves as subadviser to three of the underlying funds: INTECH Risk-Managed Stock Fund, Janus Adviser INTECH Risk-Managed Growth Fund, and Janus Adviser INTECH Risk-Managed Value Fund. INTECH, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the underlying Risk-Managed Funds. Janus Capital indirectly owns approximately 82.5% of the outstanding voting shares of INTECH.

   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC ("Perkins") serves as subadviser to the underlying Janus Mid Cap Value Fund. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the underlying Janus Mid Cap Value Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.

                                                Management of the Portfolios  35

THIRD PARTY CONSULTANT

   Janus Capital has entered into an agreement with Wilshire Associates Inc. ("Wilshire"), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital uses when determining asset class allocations for the Portfolios. Based upon information provided by Janus Capital, Wilshire also provides quantitative and qualitative evaluations of the underlying funds' portfolio managers' and/or investment personnel's investment style. Janus Capital may use these evaluations in its decisions to allocate assets among underlying funds. Janus Capital pays Wilshire a fee for its consulting services.

INVESTMENT PERSONNEL


PORTFOLIO MANAGER


DANIEL SCHERMAN, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Smart
     Portfolio - Growth, Janus Smart Portfolio - Moderate, and Janus Smart Portfolio - Conservative. Mr. Scherman has sole responsibility and authority on allocations to underlying funds as well as oversight over the Portfolios' cash management. He joined Janus Capital in 2005 as Director of Risk and Trading. Prior to joining Janus Capital, Mr.
     Scherman served as Vice President, Senior Quantitative Analyst, and Portfolio Manager from 2001 to 2005 for Massachusetts Financial
     Services, where he also served as a Global Fixed Income Portfolio
     Manager and Currency Specialist from 1992 to 2001. Mr. Scherman holds a Bachelor's degree in Economics and History from Dartmouth College and a Master of Business Administration degree from Boston University. He holds the Chartered Financial Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Portfolios' portfolio manager is included in the Portfolios' Statement of Additional Information.

 36  Janus Smart Portfolios prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES


   The Portfolios may discontinue sales of their shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio are discontinued to new investors, it is expected that existing shareholders invested in that Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer one or more portfolios as an investment option would be able to direct contributions to that portfolio through their plan, regardless of whether they invested in such portfolio prior to its closing.



   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed portfolio as an investment option and sponsors of certain wrap programs with existing accounts in that Portfolio would be able to continue to invest in the Portfolio on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Portfolio as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Portfolio (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Portfolio as an investment option under its retirement plan. New accounts may also be permitted in a closed portfolio for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed portfolio. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Portfolio may negatively impact existing Portfolio shareholders.



   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed Portfolio. Trustees of the Portfolios may also open new accounts in a closed fund. The Portfolios may also invest in underlying funds that are closed to new investors.


   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced

                                                           Other information  37
   that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.


   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to

 38  Janus Smart Portfolios prospectus
   the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.



   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.



   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.



   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United


                                                           Other information  39

   States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE PORTFOLIOS

   The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 40  Janus Smart Portfolios prospectus

                             JANUS SMART PORTFOLIOS

                              Shareholder's Manual

                                       This Shareholder's Manual is
                                       for those shareholders
                                       investing directly with the
                                       Portfolios. This section will
                                       help you become familiar with
                                       the different types of
                                       accounts you can establish
                                       with Janus. It also explains
                                       in detail the wide array of
                                       services and features you can
                                       establish on your account, as
                                       well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

   This Prospectus provides information about the Janus Smart Portfolios, a group of mutual funds that invest in Janus stock, bond, and money market mutual funds (the "underlying funds"). Because they invest in other funds, each Portfolio is considered a "fund of funds." The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing primarily in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON www.janus.com* YOU CAN:

- Open the following types of accounts: individual, joint, UGMA/UTMA, Traditional and Roth IRAs, Simplified Employee Pension ("SEP") IRAs, and Coverdell Education Savings Accounts

- Review your account or your complete portfolio

- Buy, exchange, and sell Portfolios
- View your personalized performance
- Obtain Portfolio information and performance
- Update personal information
- Receive electronic daily, quarterly, and year-end statements, semiannual and annual reports, prospectuses, and tax forms

* Certain account or transaction types may be restricted from being processed through www.janus.com. If you would like more information about these restrictions, please contact a Janus representative.

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
720 S. Colorado Blvd., Suite 290A
Denver, CO 80246-1929

 42  Janus Smart Portfolios prospectus

MINIMUM INVESTMENTS*

    To open a new regular Portfolio account                    $2,500

    To open a new UGMA/UTMA account, Coverdell Education
    Savings Account, or a retirement Portfolio account
      - without an automatic investment program                $1,000
      - with an automatic investment program of $100 per
        month                                                  $  500

    To add to any existing type of Portfolio account           $  100


   * The Portfolios reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, 403(b)(7) accounts, Janus prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SAR SEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of Janus Capital, its wholly-owned subsidiaries, and INTECH may open Fund accounts for $100.


   MINIMUM INVESTMENT REQUIREMENTS
   Due to the proportionately higher costs of maintaining small accounts, the Portfolios reserve the right to deduct an annual $25 minimum balance fee per Portfolio account with values below the minimums described under "Minimum Investments" or to close Portfolio accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You may receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

TYPES OF ACCOUNT OWNERSHIP

   Please refer to www.janus.com or an account application for specific requirements to open and maintain an account.

   INDIVIDUAL OR JOINT OWNERSHIP
   Individual accounts are owned by one person. Joint accounts have two or more owners.

   TRUST
   An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the application.

                                                        Shareholder's manual  43

   BUSINESS ACCOUNTS
   Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

   Please refer to www.janus.com or an account application for specific requirements to open and maintain an account. Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.

   If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com.

   INVESTING FOR YOUR RETIREMENT

   Please visit www.janus.com or call a Janus representative for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

   TRADITIONAL AND ROTH IRAS
   Both IRAs allow most individuals with earned income to contribute up to the lesser of $4,000 or 100% of compensation for tax years 2006 and 2007. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits for the tax years 2006 and 2007.

   SIMPLIFIED EMPLOYEE PENSION (SEP) IRAS
   This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

   PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
   These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information.

 44  Janus Smart Portfolios prospectus

   SECTION 403(b)(7) PLAN
   Employees of educational organizations or other qualifying tax-exempt organizations may be eligible to participate in a Section 403(b)(7) plan. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information.

ACCOUNTS FOR THE BENEFIT OF A CHILD

   CUSTODIAL ACCOUNTS (UGMA OR UTMA)
   An UGMA/UTMA account is a custodial account managed for the benefit of a minor.

   COVERDELL EDUCATION SAVINGS ACCOUNT
   This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

   Please refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Portfolios are available only to U.S. citizens or residents.

                                                        Shareholder's manual  45

 TO OPEN AN ACCOUNT OR BUY SHARES

 Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may open a new Portfolio account or you may buy shares in an existing Portfolio account. You may elect to have Janus electronically withdraw funds from your designated bank account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. A real-time confirmation of your transaction will be provided via www.janus.com.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus representative during normal business hours. Janus will electronically withdraw funds from your designated bank account.

 - You may also buy shares by wiring money from your bank account to your Portfolio account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Portfolio account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATED INVESTMENTS
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($100 minimum) will be electronically transferred from your bank account to your Portfolio account. Certain tax-deferred accounts are not eligible for automated investments.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Portfolio account.
 -------------------------------------------------------------------------------
 Note: For more information, refer to "Paying for Shares."

 46  Janus Smart Portfolios prospectus

    TO EXCHANGE SHARES                    TO SELL SHARES
    ONLINE AT www.janus.com               ONLINE AT www.janus.com
    --------------------------------      --------------------------------
    - Exchanges may be made online        - Redemptions may be made online
      at www.janus.com.                     at www.janus.com.



    BY TELEPHONE                          BY TELEPHONE
    --------------------------------      --------------------------------
    - Generally all accounts are          - Generally all accounts are
      automatically eligible to             automatically eligible to sell
      exchange shares by telephone.         shares by telephone. To sell
      To exchange all or a portion          all or a portion of your
      of your shares into any other         shares, call Janus
      available Janus fund, call            XpressLine(TM) or a Janus
      Janus XpressLine(TM) or a             representative. The Portfolios
      Janus representative.                 reserve the right to limit the
                                            dollar amount that you may
                                            redeem from your account by
                                            telephone.



    BY MAIL/IN WRITING                    BY MAIL/IN WRITING
    --------------------------------      --------------------------------
    - To request an exchange in           - To request a redemption in
      writing, please follow the            writing, please follow the
      instructions in "Written              instructions in "Written
      Instructions."                        Instructions."



    BY SYSTEMATIC EXCHANGE                BY SYSTEMATIC REDEMPTION
    --------------------------------      --------------------------------
    - You determine the amount of         - This program allows you to
      money you would like automati-        sell shares worth a specific
      cally exchanged from one              dollar amount from your
      Portfolio account to another          Portfolio account on a regular
      on any day of the month.              basis.
    --------------------------------      --------------------------------
     Note: For more information,           Note: For more information,
           refer to "Exchanges."                 refer to "Payment of
                                                 Redemption Proceeds."

                                                        Shareholder's manual  47

PAYING FOR SHARES

   Please note the following when purchasing shares:


   - Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.


   - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted Canadian bank.

   - When purchasing shares through the Automatic Investment Program, if no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Investment Program will be discontinued.

   - We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Portfolios by submitting good funds via another method accepted by the Portfolios (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.


   - Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."



   - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Money Market Fund-Investor Shares ("Janus Money Market Fund"). For investments without a specific fund designation, where you own a single fund account with a current balance greater than zero, the investment will be applied to that fund account. For investments without a specific fund designation, where you own two or more fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus to (i) buy shares of another Janus fund or (ii) sell shares of Janus Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of Janus Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund,


 48  Janus Smart Portfolios prospectus
     or your money will be invested in Janus Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from Janus Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under "Policies in Relation to Transactions."


   - For Portfolio purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

   - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGES

   Please note the following when exchanging shares:


   - An exchange represents the redemption (or sale) of shares from one Portfolio and the purchase of shares of another Portfolio, which may produce a taxable gain or loss in a non-retirement account.


   - You may generally exchange shares of a Portfolio for shares of another Portfolio or Janus fund in the Trust.


   - New regular Portfolio accounts or Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Portfolio account or Janus fund account you are exchanging from is less than $2,500. (If your Portfolio account or Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")



   - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Portfolio account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Portfolio account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")



   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an


                                                        Shareholder's manual  49
     annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


   - Exchanges between existing Portfolio accounts or Janus fund accounts must meet the $100 subsequent investment requirement.

   - For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Portfolio account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.


   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Portfolio in a 12-month period, although the Portfolios at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Portfolio (by any means) followed by a purchase back into the same Portfolio (by any means). Different restrictions may apply if you invest through an intermediary. The Portfolios will work with financial intermediaries to apply the Portfolios' exchange limit. However, the Portfolios may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."


   - The Portfolios reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


   - With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."


   - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

   Note: For the fastest and easiest way to exchange shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

 50  Janus Smart Portfolios prospectus

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES


   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolios are intended for long-term investment purposes only and the Portfolios will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Portfolios' exchange limits or excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolios may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Portfolios' shares by multiple investors are aggregated by the intermediary and presented to the Portfolios on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents.


   The Portfolios attempt to deter excessive trading. The Portfolios monitor Portfolio share transactions, subject to the limitations described below. Generally, a purchase of a Portfolio's shares followed by the redemption of the Portfolio's shares within a 90-day period may result in enforcement of a Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolios reserve the right to reject any purchase request as explained above.

   The Portfolios may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Portfolio in a 12-month period and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolios' exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; or to transactions made by the Portfolios in any of the underlying funds.

   The Portfolios' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Portfolios'

                                                        Shareholder's manual  51
   excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. The Portfolios, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolios, and thus the Portfolios may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Portfolios' excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolios' methods to detect and deter excessive trading.

   Each Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order if the Portfolio's portfolio manager believes he would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Portfolios' policies and procedures regarding excessive trading may be modified at any time by the Portfolios' Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to a Portfolio's long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may

 52  Janus Smart Portfolios prospectus
   increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   The underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the underlying funds, which, in turn, are held by a Portfolio, based on events occurring after the close of a foreign market that may not be reflected in the underlying fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the underlying fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of an underlying fund or a Portfolio, which negatively impacts long-term shareholders. Although the underlying funds have adopted fair valuation policies and procedures intended to reduce the underlying funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.

   Although the Portfolios take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios' identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Portfolios.

                                                        Shareholder's manual  53

PAYMENT OF REDEMPTION PROCEEDS

   BY ELECTRONIC TRANSFER - Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.

   - NEXT DAY WIRE TRANSFER - Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). Wire transfers will be charged a fee for each wire and your bank may charge an additional fee to receive the wire.

   - ACH (AUTOMATED CLEARING HOUSE) TRANSFER - Your redemption proceeds can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.

   BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

   BY SYSTEMATIC REDEMPTION - If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Portfolio account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.


   GENERALLY, ORDERS TO SELL SHARES MAY BE INITIATED AT ANY TIME ON www.janus.com, BY TELEPHONE, OR IN WRITING. CERTAIN TAX-DEFERRED ACCOUNTS MAY REQUIRE A WRITTEN REQUEST. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR AUTOMATED INVESTMENT, THE PORTFOLIOS CAN DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. UNLESS YOU PROVIDE ALTERNATE INSTRUCTIONS, YOUR PROCEEDS WILL BE INVESTED IN THE INVESTOR SHARES CLASS OF JANUS MONEY MARKET FUND DURING THE 15-DAY HOLD PERIOD.


   Note: For the fastest and easiest way to redeem shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

WRITTEN INSTRUCTIONS


   To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus." Please include the following information:


 54  Janus Smart Portfolios prospectus

   - the name of the Portfolio(s) being redeemed or exchanged;


   - the account number(s);


   - the amount of money or number of shares being redeemed or exchanged;


   - the name(s) on the account;


   - the signature(s) of all registered account owners (refer to account application for signature requirements); and


   - your daytime telephone number.

SIGNATURE GUARANTEE

   A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

   - You request a redemption by check above a certain dollar amount.

   - You would like a check made payable to anyone other than the shareholder(s) of record.

   - You would like a check mailed to an address that has been changed within 10 days of the redemption request.

   - You would like a check mailed to an address other than the address of record.

   - You would like your redemption proceeds sent to a bank account other than a bank account of record.

   THE PORTFOLIOS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

   A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

   - It does not appear valid or in good form.

   - The transaction amount exceeds the surety bond limit of the signature guarantee.

   - The guarantee stamp has been reported as stolen, missing, or counterfeit.

   HOW TO OBTAIN A SIGNATURE GUARANTEE

   A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

                                                        Shareholder's manual  55

   If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

PRICING OF PORTFOLIO SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of a Portfolio's securities and other assets, less liabilities, by the total number of Portfolio shares outstanding. A Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. A Portfolio's NAV is calculated based upon the NAVs of the underlying funds in which the Portfolio invests. (In the case of underlying funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.) Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem a Portfolio's shares, to the extent that Portfolio is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Policies in Relation to Transactions" after your request is received in good order by a Portfolio (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the underlying funds are generally valued at market value. Certain short-term instruments, including money market instruments, maturing

 56  Janus Smart Portfolios prospectus
   within 60 days or less are valued at amortized cost, which approximates market value. For non-money market funds, if a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolios' Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. The underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE.

   Due to the subjective nature of fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund's portfolio securities and the reflection of such change in that underlying fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time that underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of that underlying fund, which negatively impacts long-term shareholders of the underlying fund. The Portfolios' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

                                                        Shareholder's manual  57

   The prospectuses for the underlying funds in which the Portfolios invest explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   POLICIES IN RELATION TO TRANSACTIONS


   EXCHANGES - Exchange requests between the Portfolios and other Janus funds must be received in good order by a Portfolio or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV. The money market funds reserve the right to require exchange requests prior to these times on days when the bond market or the NYSE close early.



   OTHER TRANSACTIONS - All phone and written requests, including but not limited to, purchases by check or automated investment, wire transfers, and ACH transfer, must be received in good order by a Portfolio or its agent prior to the close of the regular trading session of the NYSE in order to receive the NAV calculated at that time. Transactions involving underlying funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.


AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Portfolios, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Portfolios and to protect the confidentiality of the Portfolios' portfolio holdings. The following describes those policies and procedures.


   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the Janus funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The Janus funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Portfolio.

   In addition, the Portfolios' top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market

 58  Janus Smart Portfolios prospectus
   capitalization, and asset allocation) for the non-money market funds are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolios' top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for all Portfolios shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Portfolios' portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Portfolios. A summary of the portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolios' Statement of Additional Information.


   Complete schedules of the Portfolios' holdings as of the end of the Portfolios' first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Portfolios' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-3713 (toll free). Complete schedules of the Portfolios' holdings as of the end of the Portfolios' second and fourth fiscal quarters are included in the Portfolios' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are delivered to shareholders and are also available at www.janus.com.


SHAREHOLDER SERVICES AND ACCOUNT POLICIES

   TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

   You may buy or sell Portfolio shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Portfolios. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Portfolios directly.

                                                        Shareholder's manual  59

   A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Portfolios are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Portfolios for shareholder recordkeeping and similar services.

   TAXPAYER IDENTIFICATION NUMBER

   On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Portfolios to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Portfolios for any penalty that the IRS may impose.

   INVOLUNTARY REDEMPTIONS

   The Portfolios reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Portfolios. This includes, but is not limited to, accounts that a Portfolio or its agent believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.

   ONLINE AND TELEPHONE TRANSACTIONS

   You may initiate many transactions through www.janus.com or by calling Janus XpressLine(TM). You may also contact a Janus representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit www.janus.com or call a Janus representative. The Portfolios and their agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

   Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

 60  Janus Smart Portfolios prospectus

   Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus representative by telephone. If you are unable to reach a Janus representative by telephone, please consider visiting www.janus.com, calling Janus XpressLine(TM), or sending written instructions.

   DISTRIBUTIONS

   Generally, all income dividends and capital gains distributions will automatically be reinvested in your Portfolio account. If you wish to change your distribution option, please visit www.janus.com, call a Janus representative, or send a written request signed by the shareholder(s) of record.


   If you receive Portfolio distributions from an open non-retirement Portfolio account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, upon return of the follow up mailing the distribution check will be reinvested in your open Portfolio account at the next calculated NAV. Your non-retirement Portfolio account distribution checks will also be reinvested in your Portfolio account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


   TEMPORARY SUSPENSION OF SERVICES

   The Portfolios or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Portfolios may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Portfolios may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

   ADDRESS CHANGES

   For the easiest way to change the address on your account, visit www.janus.com. You may also call a Janus representative or send a written request signed by the shareholder(s) of record. Include the name of the Portfolio(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

                                                        Shareholder's manual  61

   REGISTRATION CHANGES

   To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit www.janus.com or call a Janus representative for further instructions.

   BANK ACCOUNT CHANGES

   For the easiest way to change your bank account of record or add new bank account information to your account, visit www.janus.com. You may also send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at www.janus.com for purchases only. Certain tax-deferred accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at www.janus.com or over the telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Portfolio account.

   STATEMENTS, REPORTS, AND PROSPECTUSES

   We will send you quarterly confirmations of all transactions. You may elect on www.janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on www.janus.com, the Portfolios will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Portfolios reserve the right to charge a fee for additional account statement requests.

   The Portfolios produce financial reports that include a complete list of each of the Portfolios' portfolio holdings semiannually, and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically on www.janus.com.


   Unless you instruct Janus otherwise by contacting a Janus representative, the Portfolios will mail only one report or prospectus to your address of record ("household"), even if more than one person in your household has a Portfolio account. This process, known as "householding," reduces the amount of mail you receive and helps lower Portfolio expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus representative or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Portfolios receive your instructions.


 62  Janus Smart Portfolios prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


   To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Portfolio. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.


   HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of a Portfolio just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Portfolio would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Portfolio, whether or not you reinvested the dividends. Before buying shares of a Portfolio close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

                                                     Distributions and taxes  63

DISTRIBUTION OPTIONS

   When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to www.janus.com, by calling a Janus representative, or by writing the Portfolios at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Portfolios offer the following options:

   REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

   CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

   REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

   REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Portfolio or Janus fund.


   The Portfolios reserve the right to reinvest undeliverable and uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to "Distributions."


TAXES

   As with any investment, you should consider the tax consequences of investing in the Portfolios. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Portfolios. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Portfolios are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Portfolio. When gains from the sale of a security held by a Portfolio are paid to shareholders, the rate at which the gain will be taxed to shareholders

 64  Janus Smart Portfolios prospectus
   depends on the length of time the Portfolio held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Portfolio's income) may be exempt from state and local taxes. A Portfolio's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Portfolio at the record date of such payments. As a result, although a Portfolio's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Portfolio shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Portfolios may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE PORTFOLIOS


   The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Portfolios meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Portfolios that invest in partnerships may be subject to state tax liabilities.


                                                     Distributions and taxes  65

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The financial highlights tables are intended to help you understand the Portfolios' financial performance through October 31st of the fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



   The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Portfolios (assuming reinvestment of all dividends and distributions).


 66  Janus Smart Portfolios prospectus

JANUS SMART PORTFOLIO - GROWTH
--------------------------------------------------------------------------
                                                              Period ended
                                                               October 31
                                                                2006(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                      0.05
 Net gain/(loss) on securities (both realized and
  unrealized)                                                      1.29
 Total from investment operations                                  1.34
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                              --
 Distributions (from capital gains)                                  --
 Total distributions                                                 --
 NET ASSET VALUE, END OF PERIOD                                  $11.34
 Total return(2)                                                 13.40%
 Net assets, end of period (in millions)                            $67
 Average net assets for the period (in millions)                    $34
 Ratio of gross expenses to average net assets(3)                 0.25%(4)
 Ratio of net expenses to average net assets(3)                   0.24%
 Ratio of net investment income/(loss) to average net
  assets(3)                                                       0.98%
 Portfolio turnover rate(3)                                         28%
--------------------------------------------------------------------------


(1) Fiscal period from December 30, 2005 (inception) through October 31, 2006.
(2) Total return is not annualized for periods of less than one full year.
(3) Annualized for periods of less than one full year.

(4) The ratio was 0.39% before waiver of certain fees incurred by the Portfolio.


                                                        Financial highlights  67

JANUS SMART PORTFOLIO - MODERATE
--------------------------------------------------------------------------
                                                              Period ended
                                                               October 31
                                                                2006(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                      0.09
 Net gain/(loss) on securities (both realized and
  unrealized)                                                      0.95
 Total from investment operations                                  1.04
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                              --
 Distributions (from capital gains)                                  --
 Payment from affiliate                                              --(2)
 Total distributions and other                                       --
 NET ASSET VALUE, END OF PERIOD                                  $11.04
 Total return(3)                                                 10.40%(4)
 Net assets, end of period (in millions)                            $51
 Average net assets for the period (in millions)                    $25
 Ratio of gross expenses to average net assets(5)                 0.21%(6)
 Ratio of net expenses to average net assets(5)                   0.20%
 Ratio of net investment income/(loss) to average net
  assets(5)                                                       1.97%
 Portfolio turnover rate(5)                                         16%
--------------------------------------------------------------------------


(1) Fiscal period from December 30, 2005 (inception) through October 31, 2006.

(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal period end.

(3) Total return is not annualized for periods of less than one full year.

(4) Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5) Annualized for periods of less than one full year.

(6) The ratio was 0.42% before waiver of certain fees incurred by the Portfolio.


 68  Janus Smart Portfolios prospectus

JANUS SMART PORTFOLIO - CONSERVATIVE
--------------------------------------------------------------------------
                                                              Period ended
                                                               October 31
                                                                2006(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                      0.13
 Net gain/(loss) on securities (both realized and
  unrealized)                                                      0.69
 Total from investment operations                                  0.82
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                              --
 Distributions (from capital gains)                                  --
 Total distributions                                                 --
 NET ASSET VALUE, END OF PERIOD                                  $10.82
 Total return(2)                                                  8.20%
 Net assets, end of period (in millions)                            $19
 Average net assets for the period (in millions)                    $10
 Ratio of gross expenses to average net assets(3)                 0.18%(4)
 Ratio of net expenses to average net assets(3)                   0.17%
 Ratio of net investment income/(loss) to average net
  assets(3)                                                       2.78%
 Portfolio turnover rate(3)                                         20%
--------------------------------------------------------------------------


(1) Fiscal period from December 30, 2005 (inception) through October 31, 2006.
(2) Total return is not annualized for periods of less than one full year.
(3) Annualized for periods of less than one full year.

(4) The ratio was 0.69% before waiver of certain fees incurred by the Portfolio.


                                                        Financial highlights  69

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the underlying funds may invest. The underlying funds may invest in these instruments to the extent permitted by their investment objectives and policies. The underlying funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If an underlying fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. An underlying fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the underlying fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.


   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.


   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. An underlying fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

 70  Janus Smart Portfolios prospectus

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."



   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.


   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

                                                Glossary of investment terms  71
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an underlying fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which an underlying fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that an underlying fund must pay if these investments are profitable, the underlying fund may make various elections permitted by the tax laws. These elections could require that an underlying fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

 72  Janus Smart Portfolios prospectus

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

                                                Glossary of investment terms  73
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.


   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.


 74  Janus Smart Portfolios prospectus

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. An underlying fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. An underlying fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. An underlying fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. An underlying fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. An underlying fund may purchase and write put and call options on securities,

                                                Glossary of investment terms  75
   securities indices, and foreign currencies. An underlying fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by an underlying fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the underlying fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by an underlying fund to another party (generally a bank or dealer) in return for cash and an agreement by the underlying fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.


   SHORT SALES in which an underlying fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that an underlying fund owns, or a security equivalent in kind or amount to the security sold short that the underlying fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that an underlying fund borrows and does not own. An underlying fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in the gain. For naked short sales, the underlying fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, an underlying fund will realize a short-term capital gain. Although an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.


   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in

 76  Janus Smart Portfolios prospectus
   the future - i.e., beyond normal settlement. An underlying fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  77

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting a Janus representative at 1-800-525-3713. The Portfolios' and the underlying funds' Statements of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Portfolios' investments is available in the Portfolios' Annual and Semiannual Reports. In the Portfolios' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Portfolios.

                  The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolios (including the Portfolios' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  PO Box 173375
                                  Denver, CO 80217-3375
                                  1-800-525-3713

            The Trust's Investment Company Act File No. is 811-1879.

                                  February 28, 2007

                                  Janus Smart Portfolio - Growth
                                  Janus Smart Portfolio - Moderate
                                  Janus Smart Portfolio - Conservative

                             JANUS SMART PORTFOLIOS

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Portfolios through financial intermediaries.

(JANUS LOGO)


                        This Prospectus describes three series (each, a "Portfolio" and collectively, the "Portfolios" or "Janus Smart Portfolios") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Portfolio.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Smart Portfolio - Growth...........................    4
       Janus Smart Portfolio - Moderate.........................    8
       Janus Smart Portfolio - Conservative.....................   12
    FEES AND EXPENSES...........................................   16
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Principal investment strategies of the Portfolios........   19
       Investment techniques of the underlying funds............   21
       Risks of the Portfolios..................................   27
    MANAGEMENT OF THE PORTFOLIOS
       Investment adviser.......................................   33
       Investment personnel.....................................   36
    OTHER INFORMATION...........................................   37
    SHAREHOLDER'S GUIDE
       Pricing of Portfolio shares..............................   42
       Purchases................................................   44
       Tax-deferred accounts....................................   45
       Exchanges................................................   45
       Redemptions..............................................   46
       Excessive trading........................................   47
       Shareholder account policies.............................   51
    DISTRIBUTIONS AND TAXES.....................................   53
    FINANCIAL HIGHLIGHTS........................................   56
    GLOSSARY OF INVESTMENT TERMS................................   60

                                                            Table of contents  1

JANUS SMART PORTFOLIOS

   This Prospectus provides information about the Janus Smart Portfolios, a group of mutual funds that invest in Janus stock, bond, and money market mutual funds (the "underlying funds"). Because they invest in other funds, each Portfolio is considered a "fund of funds." The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing primarily in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.

   Janus Smart Portfolios offer three choices for different investment styles. Because investors' risk tolerances, investment goals, investment time horizons, and financial circumstances may be different, each Janus Smart Portfolio offers an alternative strategy for attaining capital growth and income. The allocation to stocks and bonds in each Portfolio reflects its greater or lesser emphasis on pursuing growth of capital or current income. The following illustrates each Portfolio's relative emphasis on seeking growth of capital and seeking income.

[BAR CHART]

                                                Primary Emphasis:
                                                Growth of Capital      Income
Janus Smart Portfolio -- Growth                        80%               20%
Janus Smart Portfolio -- Moderate                      60%               40%
Janus Smart Portfolio -- Conservative                  40%               60%

   Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The following table indicates each Portfolio's target allocation, which is how each Portfolio's investments generally will be allocated among the major asset classes over the long term, as well as the normal ranges within which each Portfolio's asset class allocations generally will vary over short-term periods.

       LONG-TERM EXPECTED AVERAGE ASSET ALLOCATION
                                 Janus Smart Portfolio -    Janus Smart Portfolio -    Janus Smart Portfolio -
                                         Growth                    Moderate                 Conservative
       Stocks                              80%                        60%                        40%
       Bonds and Money Market              20%                        40%                        60%
         Instruments

       NORMAL ASSET ALLOCATION RANGE
                                 Janus Smart Portfolio -    Janus Smart Portfolio -    Janus Smart Portfolio -
                                         Growth                    Moderate                 Conservative
       Stocks                            75%-85%                    55%-65%                    35%-45%
       Bonds and Money Market            15%-25%                    35%-45%                    55%-65%
         Instruments

 2  Janus Smart Portfolios prospectus

   As part of the Portfolios' overall asset allocation strategy, the Portfolios' may normally invest in domestic stocks, international stocks, and bonds and money market instruments.

    JANUS SMART PORTFOLIO -            JANUS SMART PORTFOLIO -            JANUS SMART PORTFOLIO -
            GROWTH                            MODERATE                         CONSERVATIVE
          [PIE CHART]                        [PIE CHART]                        [PIE CHART]
 STOCKS                        80%  STOCKS                        60%  BONDS AND MONEY MARKET        60%
 BONDS AND MONEY MARKET        20%  BONDS AND MONEY MARKET        40%  STOCKS                        40%

   Each Portfolio will normally allocate its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-cap companies, international companies, and bonds and money market instruments. The allocations may change from time to time to reflect market fluctuations or in response to various economic or other factors as deemed appropriate by the portfolio manager.

   The following profiles are intended to summarize the key features of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, and Janus Smart Portfolio - Conservative.

                                            Janus Smart Portfolios prospectus  3

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS SMART PORTFOLIO - GROWTH

   Janus Smart Portfolio - Growth (the "Portfolio") is designed for long-term investors who primarily seek the highest return over time consistent with a primary emphasis on growth of capital and a secondary emphasis on income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS SMART PORTFOLIO - GROWTH seeks the highest return over time consistent with a primary emphasis on growth of capital and a secondary emphasis on income.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any such change. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Portfolio seeks to achieve its investment objective by investing in other Janus mutual funds that represent a variety of asset classes and investment styles. The Portfolio pursues this objective by investing in a diversified portfolio of underlying funds normally consisting of approximately 80% stocks and 20% bonds and money market securities. The target allocation and the allocation of the Portfolio's assets among underlying funds is based on quantitative and qualitative analysis.


   The Portfolio's asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Portfolio assets in the underlying funds and may modify the underlying funds' weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations for the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Portfolio's investments in the underlying funds. The portfolio manager may change the Portfolio's asset class allocations, the underlying funds, or weightings without shareholder notice.

 4  Janus Smart Portfolios prospectus

   The Portfolio will normally allocate approximately 80% of its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-cap companies, and international companies; and approximately 20% of its investments to underlying bond and money market funds. These allocations may change from time to time.

                   JANUS SMART PORTFOLIO -
                            GROWTH
                         [PIE CHART]
 STOCKS                                                       80%
 BONDS AND MONEY MARKET                                       20%

MAIN INVESTMENT RISKS

   The biggest risk is that the Portfolio's returns may vary, and you could lose money. With approximately 80% of the Portfolio's assets allocated to equity investments, the Portfolio is subject to the risks of investing in common stocks, which tend to be more volatile than many other investment choices. The net asset value ("NAV") of an underlying fund may decrease if the value of an individual company or multiple companies in its portfolio decreases or if the stock market goes down regardless of how well the individual companies perform. If the NAV of an underlying fund decreases, the Portfolio's NAV may also decrease, which means if you sell your shares in the Portfolio you may lose money.

   With approximately 20% of the Portfolio's assets allocated to fixed-income securities, the Portfolio is subject to the risks of fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of fixed-income securities will generally decrease when interest rates rise, an underlying fund's NAV may also decrease, and in turn the Portfolio's NAV may decrease. Another fundamental risk associated with fixed-income securities is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due. Although the underlying funds which invest in fixed-income securities may

                                                          Risk/return summary  5
   be less volatile than underlying funds that invest most of their assets in common stocks, returns and yields will vary, and you could lose money.

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the Portfolio's performance during its first calendar year of operations. The Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report.


   The table compares the Portfolio's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


 6  Janus Smart Portfolios prospectus

JANUS SMART PORTFOLIO - GROWTH(1)



      Annual returns for period ended 12/31
                                                                          18.51%
                                                                          2006

      Best Quarter:  4th-2006 8.23%    Worst Quarter:  2nd-2006 (2.23)%



                                    Average annual total return for periods ended 12/31/06
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year     (12/30/05)
    Janus Smart Portfolio - Growth
      Return Before Taxes                                         18.51%       18.45%
      Return After Taxes on Distributions                         18.03%       17.97%
      Return After Taxes on Distributions and Sale of Portfolio
        Shares(2)                                                 12.15%       15.46%
    S&P 500(R) Index(3)                                           15.80%       15.75%
      (reflects no deduction for expenses, fees, or taxes)
    Growth Allocation Index(4)                                    16.86%       16.81%
      (reflects no deduction for expenses, fees, or taxes)
                                                                  ----------------------



 (1) The Portfolio's performance reflects the effect of expense waivers in 2006. Without the effect of these expense waivers, the performance shown would have been lower.


 (2) If the Portfolio incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Portfolio Shares may exceed the Portfolio's other return figures.


 (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


 (4) The Growth Allocation Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE(R) Index") (25%), the Lehman Brothers Aggregate Bond Index (20%), and the Morgan Stanley Capital International Emerging Markets Free Index(SM) ("MSCI EMF Index(SM)") (5%).


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  7

JANUS SMART PORTFOLIO - MODERATE

   Janus Smart Portfolio - Moderate (the "Portfolio") is designed for investors who primarily seek the highest return over time consistent with an emphasis on growth of capital and income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS SMART PORTFOLIO - MODERATE seeks the highest return over time consistent with an emphasis on growth of capital and income.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any such change. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Portfolio seeks to achieve its investment objective by investing in other Janus mutual funds that represent a variety of asset classes and investment styles. The Portfolio pursues this objective by investing in a diversified portfolio of underlying funds normally consisting of approximately 60% stocks and 40% bonds and money market securities. The target allocation and the allocation of the Portfolio's assets among underlying funds is based on quantitative and qualitative analysis.


   The Portfolio's asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Portfolio assets in the underlying funds and may modify the underlying funds' weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations for the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Portfolio's investments in the underlying funds. The portfolio manager may change the Portfolio's asset class allocations, the underlying funds, or weightings without shareholder notice.

 8  Janus Smart Portfolios prospectus

   The Portfolio will normally allocate approximately 60% of its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-cap companies, and international companies; and approximately 40% of its investments to underlying bond and money market funds. These allocations may change from time to time.

                   JANUS SMART PORTFOLIO -
                           MODERATE
                         [PIE CHART]
 STOCKS                                                       60%
 BONDS AND MONEY MARKET                                       40%

MAIN INVESTMENT RISKS

   The biggest risk is that the Portfolio's returns may vary, and you could lose money. With approximately 60% of the Portfolio's assets allocated to equity investments, the Portfolio is subject to the risks of investing in common stocks, which tend to be more volatile than many other investment choices. The net asset value ("NAV") of an underlying fund may decrease if the value of an individual company or multiple companies in its portfolio decreases or if the stock market goes down regardless of how well the individual companies perform. If the NAV of an underlying fund decreases, the Portfolio's NAV may also decrease, which means if you sell your shares in the Portfolio you may lose money.

   With approximately 40% of the Portfolio's assets allocated to fixed-income securities, the Portfolio is subject to the risks of fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of fixed-income securities will generally decrease when interest rates rise, an underlying fund's NAV may also decrease, and in turn the Portfolio's NAV may decrease. Another fundamental risk associated with fixed-income securities is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due. Although the underlying funds which invest in fixed-income securities may

                                                          Risk/return summary  9
   be less volatile than underlying funds that invest most of their assets in common stocks, returns and yields will vary, and you could lose money.

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the Portfolio's performance during its first calendar year of operations. The Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report.


   The table compares the Portfolio's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


 10  Janus Smart Portfolios prospectus

JANUS SMART PORTFOLIO - MODERATE(1)



      Annual returns for period ended 12/31
                                                                          14.28%
                                                                          2006

      Best Quarter:  4th-2006 6.31%    Worst Quarter:  2nd-2006 (1.80)%



                                    Average annual total return for periods ended 12/31/06
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year     (12/30/05)
    Janus Smart Portfolio - Moderate
      Return Before Taxes                                         14.28%       14.24%
      Return After Taxes on Distributions                         13.75%       13.71%
      Return After Taxes on Distributions and Sale of Portfolio
        Shares(2)                                                  9.37%       11.84%
    S&P 500(R) Index(3)                                           15.80%       15.75%
      (reflects no deduction for expenses, fees, or taxes)
    Moderate Allocation Index(4)                                  13.29%       13.25%
      (reflects no deduction for expenses, fees, or taxes)
                                                                  ----------------------



 (1) The Portfolio's performance reflects the effect of expense waivers in 2006. Without the effect of these expense waivers, the performance shown would have been lower.


 (2) If the Portfolio incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Portfolio Shares may exceed the Portfolio's other return figures.


 (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


 (4) The Moderate Allocation Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Lehman Brothers Aggregate Bond Index (40%), the MSCI EAFE(R) Index (18%), and the MSCI EMF Index(SM) (2%).


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  11

JANUS SMART PORTFOLIO - CONSERVATIVE

   Janus Smart Portfolio - Conservative (the "Portfolio") is designed for investors who primarily seek the highest return over time consistent with a primary emphasis on income and a secondary emphasis on growth of capital.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS SMART PORTFOLIO - CONSERVATIVE seeks the highest return over time consistent with a primary emphasis on income and a secondary emphasis on growth of capital.

   The Portfolio's Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any such change. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Portfolio seeks to achieve its investment objective by investing in other Janus mutual funds that represent a variety of asset classes and investment styles. The Portfolio pursues this objective by investing in a diversified portfolio of underlying funds normally consisting of approximately 40% stocks and 60% bonds and money market securities. The target allocation and the allocation of the Portfolio's assets among underlying funds is based on quantitative and qualitative analysis.


   The Portfolio's asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Portfolio assets in the underlying funds and may modify the underlying funds' weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations for the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Portfolio's investments in the underlying funds. The portfolio manager may change the Portfolio's asset class allocations, the underlying funds, or weightings without shareholder notice.

 12  Janus Smart Portfolios prospectus

   The Portfolio will normally allocate approximately 60% of its investments to underlying bond and money market funds; and approximately 40% of its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-cap companies, and international companies. These allocations may change from time to time.

                   JANUS SMART PORTFOLIO -
                         CONSERVATIVE
                         [PIE CHART]
 BONDS AND MONEY MARKET                                       60%
 STOCKS                                                       40%

MAIN INVESTMENT RISKS

   The biggest risk is that the Portfolio's returns may vary, and you could lose money. With approximately 60% of the Portfolio's assets allocated to fixed-income securities, the Portfolio is subject to the risks of fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of fixed-income securities will generally decrease when interest rates rise, an underlying fund's net asset value ("NAV") may also decrease, and in turn the Portfolio's NAV may decrease. Another fundamental risk associated with fixed-income securities is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due. Although the underlying funds which invest in fixed-income securities may be less volatile than underlying funds that invest most of their assets in common stocks, returns and yields will vary, and you could lose money.

   With approximately 40% of the Portfolio's assets allocated to equity investments, the Portfolio is subject to the risks of investing in common stocks, which tend to be more volatile than many other investment choices. The NAV of an underlying fund may decrease if the value of an individual company or multiple companies in its portfolio decreases or if the stock market goes down regardless of how well the individual companies perform. If the NAV of an underlying fund decreases,

                                                         Risk/return summary  13
   the Portfolio's NAV may also decrease, which means if you sell your shares in the Portfolio you may lose money.

   An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the Portfolio's performance during its first calendar year of operations. The Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report.


   The table compares the Portfolio's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


 14  Janus Smart Portfolios prospectus

JANUS SMART PORTFOLIO - CONSERVATIVE(1)



      Annual returns for period ended 12/31
                                                                          11.09%
                                                                          2006

      Best Quarter:  4th-2006 4.70%    Worst Quarter:  2nd-2006 (1.35)%



                                    Average annual total return for periods ended 12/31/06
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year     (12/30/05)
    Janus Smart Portfolio - Conservative
      Return Before Taxes                                         11.09%       11.05%
      Return After Taxes on Distributions                         10.38%       10.35%
      Return After Taxes on Distributions and Sale of Portfolio
        Shares(2)                                                  7.27%        9.02%
    S&P 500(R) Index(3)                                           15.80%       15.75%
      (reflects no deduction for expenses, fees, or taxes)
    Conservative Allocation Index(4)                              10.04%       10.01%
      (reflects no deduction for expenses, fees, or taxes)
                                                                  ----------------------



 (1) The Portfolio's performance reflects the effect of expense waivers in 2006. Without the effect of these expense waivers, the performance shown would have been lower.


 (2) If the Portfolio incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Portfolio Shares may exceed the Portfolio's other return figures.


 (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


 (4) The Conservative Allocation Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the Lehman Brothers Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%), and the MSCI EAFE(R) Index (12%).


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  15

FEES AND EXPENSES


   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Portfolios. The fees and expenses shown were determined based on net assets as of the fiscal period ended October 31, 2006. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses."



   Each Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. The Portfolios' return are net of these expenses. Expenses may be higher or lower depending on the allocation of the Portfolios' assets among the underlying funds and the actual expenses of the underlying funds.



   SHAREHOLDER FEES are those paid directly from your investment. The Portfolios are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, the Portfolios may invest in underlying funds that may be subject to redemption fees or exchange fees on the sale of shares held for three months or less. Effective for underlying fund shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.



   ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.


 16  Janus Smart Portfolios prospectus

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)
    Sales charges.............................................  None
    Redemption fee............................................  None(2)
    Exchange fee..............................................  None(2)


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)*
                                                                   Acquired    Total Annual             Net Annual
                                                                   Fund(4)         Fund                    Fund
                                       Management      Other       Fees and     Operating     Expense    Operating
                                         Fee(3)      Expenses      Expenses    Expenses(5)    Waivers   Expenses(5)
  Janus Smart Portfolio - Growth         0.05%         0.34%        0.75%         1.14%        0.14%       1.00%
  Janus Smart Portfolio - Moderate       0.05%         0.37%        0.74%         1.16%        0.21%       0.95%
  Janus Smart
    Portfolio - Conservative             0.05%         0.64%        0.73%         1.42%        0.51%       0.91%


  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.

 (2) A Portfolio which redeems or exchanges certain underlying funds' shares held for three months or less may be subject to an underlying fund's 2.00% redemption fee, if any. Effective for underlying fund shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.

 (3) The "Management Fee" is the investment advisory fee paid by each Portfolio to Janus Capital.

 (4) "Acquired Fund" means any underlying fund in which a Portfolio invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to each Portfolio's ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Portfolio and does not include Acquired Fund fees and expenses.


 (5) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Portfolio's total operating expenses (excluding any expenses of an underlying fund, brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until at least March 1, 2008. The expense waivers shown reflect the application of such limits. For a period of three years subsequent to the Portfolios' commencement of operations, Janus Capital may recover from each Portfolio, fees and expenses previously waived or reimbursed if that Portfolio's expense ratio, including recovered expenses, falls below the respective expense limit. The expense waivers are detailed in the Statement of Additional Information.


                                                         Risk/return summary  17

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The examples also assume that your investment has a 5% return each year, and that the operating expenses of the Portfolios and their underlying funds (without waivers) remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                            1 Year    3 Years   5 Years   10 Years
                                                            --------------------------------------
  Janus Smart Portfolio - Growth                             $ 116     $ 362     $ 628    $ 1,386
  Janus Smart Portfolio - Moderate                           $ 118     $ 368     $ 638    $ 1,409
  Janus Smart Portfolio - Conservative                       $ 145     $ 449     $ 776    $ 1,702


 18  Janus Smart Portfolios prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIOS

   This section takes a closer look at the Portfolios' principal investment strategies, as well as certain risks of investing in the Portfolios.

   Please carefully review the "Risks of the Portfolios" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

   The Portfolios invest in underlying Janus funds to pursue a target allocation of stocks, bonds, and cash/cash equivalents. The following table illustrates the long-term expected average asset allocation and the normal asset allocation ranges for the Portfolios.

       LONG-TERM EXPECTED AVERAGE ASSET ALLOCATION
                                 Janus Smart Portfolio -    Janus Smart Portfolio -    Janus Smart Portfolio -
                                         Growth                    Moderate                 Conservative
       Stocks                              80%                        60%                        40%
       Bonds and Money Market              20%                        40%                        60%
         Instruments

       NORMAL ASSET ALLOCATION RANGE
                                 Janus Smart Portfolio -    Janus Smart Portfolio -    Janus Smart Portfolio -
                                         Growth                    Moderate                 Conservative
       Stocks                            75%-85%                    55%-65%                    35%-45%
       Bonds and Money Market            15%-25%                    35%-45%                    55%-65%
         Instruments

                                   Principal investment strategies and risks  19

   While each Portfolio can invest in any or all of the underlying funds that are described later in this Prospectus, it is expected that each Portfolio will normally invest in only some of the underlying funds at any particular time. A Portfolio's investment in any underlying fund may exceed 25% of such Portfolio's total assets. The following table shows the target investment allocation of each Portfolio in the underlying funds.

   Actual holdings percentages may vary due to actual cash flows and changes to the underlying funds' asset values. In addition, the Portfolios may reallocate their assets among these or any underlying funds as described in this Prospectus, including a portion or all in cash equivalents or a money market fund. Janus Capital may change the asset class allocations, the underlying funds, or the weightings without notice to shareholders. Information regarding a Portfolio's actual allocations to underlying funds is available to shareholders on a periodic basis through annual and semiannual reports delivered to shareholders, reports filed with the Securities and Exchange Commission, and on www.janus.com. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent allocation information.

    Asset Class                           Janus Smart Portfolio -   Janus Smart Portfolio -   Janus Smart Portfolio -
    Underlying Fund                               Growth                   Moderate                Conservative
    -----------------------------------------------------------------------------------------------------------------
    EQUITY SECURITIES (STOCKS)
      Janus Twenty Fund                               8%                       4%                        --
      Janus Contrarian Fund                           --                       --                        5%
      Janus Growth and Income Fund                   10%                      11%                        5%
      Janus Orion Fund                                5%                       3%                        3%
      Janus Research Fund(1)                          7%                       4%                        3%
      Janus Adviser INTECH Risk-Managed
        Growth Fund - Class I                      13.5%                      11%                        8%
      Janus Adviser INTECH Risk-Managed
        Value Fund - Class I                       13.5%                      10%                        8%
      Janus Overseas Fund                            23%                      17%                        9%
    -----------------------------------------------------------------------------------------------------------------
      TOTAL                                          80%                      60%                       40%
    -----------------------------------------------------------------------------------------------------------------
    FIXED-INCOME SECURITIES (BONDS)
      Janus Flexible Bond Fund                       17%                      32%                       47%
      Janus High-Yield Fund                           3%                       3%                        3%
      Janus Short-Term Bond Fund                      --                       5%                       10%
    -----------------------------------------------------------------------------------------------------------------
      TOTAL                                          20%                      40%                       60%
    -----------------------------------------------------------------------------------------------------------------

   (1) Formerly named Janus Mercury Fund.

 20  Janus Smart Portfolios prospectus

   The following chart summarizes the management process:


 ACTION                                            NORMAL FREQUENCY
    Establish strategic asset class allocation     Annually
      policy
    Monitor asset class allocations                Ongoing
    Review/rebalance Portfolio allocations         Quarterly
    Review/rebalance asset (and sub-asset) class   Annually
      exposures


   The following are general policies that apply to each of the Portfolios and the underlying funds.

   CASH POSITION
   A Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, a Portfolio may not achieve its investment objective.

   PORTFOLIO TURNOVER
   The Portfolios normally seek long-term investment, although the Portfolios may sell shares of the underlying funds regardless of how long they have been held, subject to any redemption fees of the underlying funds. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of a Portfolio's investments, and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations of the underlying funds. The Portfolios' transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains.

INVESTMENT TECHNIQUES OF THE UNDERLYING FUNDS

   The following information provides a brief description of the investment techniques of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds' prospectuses. The Portfolios may allocate assets to all or some of these underlying funds when rebalancing the Portfolios' investments.

   POTENTIAL UNDERLYING FUNDS WITH INVESTMENTS IN EQUITY SECURITIES


   JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the


                                   Principal investment strategies and risks  21
   fund may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2006, the fund's weighted average market capitalization was $74.6 billion.



   JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. The market capitalizations within the index will vary, but as of December 31, 2006, they ranged from approximately $1.2 billion to $21.4 billion.



   JANUS ORION FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of January 31, 2007, the fund held stocks of 49 companies. Of these holdings, 30 comprised approximately 82.3% of the fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.



   JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.



   JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.



   JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.



   JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund's initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.


 22  Janus Smart Portfolios prospectus

   JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.


   JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the portfolio managers believe will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (a) companies that the portfolio managers believe have or will develop products, processes, or services that will provide significant technological advancements or improvements and (b) companies that the portfolio managers believe rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.



   JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The fund normally invests at least 25% of its assets in fixed-income senior securities.



   JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio


                                   Principal investment strategies and risks  23
   manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.


   JANUS FUNDAMENTAL EQUITY FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include: (a) domestic and foreign common stocks; (b) preferred stocks; (c) securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds, and debentures; and (d) other securities with equity characteristics. The fund may invest in companies of any size.



   JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. All or part of the fund's income component may consist of structured securities such as equity-linked structured notes.


   INTECH RISK-MANAGED STOCK FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in common stocks from the universe of the fund's benchmark, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

   JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

   JANUS ADVISER INTECH RISK-MANAGED VALUE FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

 24  Janus Smart Portfolios prospectus

   JANUS MID CAP VALUE FUND - INVESTOR SHARES seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2006, they ranged from approximately $1.3 billion to $19.2 billion.



   JANUS ADVISER SMALL COMPANY VALUE FUND - CLASS I seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the fund's portfolio manager. The fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2006, they ranged from approximately $92 million to $3.0 billion.



   JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.



   JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size and located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets.


   JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of

                                   Principal investment strategies and risks  25
   any borrowings for investment purposes, in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets.


   JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.


   POTENTIAL UNDERLYING FUNDS WITH INVESTMENTS IN FIXED-INCOME SECURITIES


   JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.



   JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio manager believes offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.


   JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities.

 26  Janus Smart Portfolios prospectus

   The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

   POTENTIAL UNDERLYING FUND WITH INVESTMENTS IN CASH EQUIVALENTS


   JANUS MONEY MARKET FUND - INVESTOR SHARES seeks maximum current income to the extent consistent with stability of capital. The fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.


   Cash Equivalents include money market instruments (such as certificates of deposit, time deposits, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, and other short-term corporate instruments).

RISKS OF THE PORTFOLIOS


   Although the Portfolios intend to allocate assets among underlying funds that invest in stocks and bonds, and may also invest in money market instruments or cash/cash equivalents while also making efforts to minimize risk exposure within the selection of investments in a variety of Janus funds, you may experience volatility and lose money. Janus Capital's allocation of a Portfolio's assets to certain asset classes and underlying funds may not be successful in achieving the Portfolio's objective. There is a risk that you may achieve better returns by investing directly in an underlying fund. Certain of the underlying funds in which a Portfolio may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by a Portfolio in such an underlying fund may increase the indirect expenses paid by a Portfolio and may result in the Portfolio not achieving its investment objective.


   There is additional risk for the Portfolios with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in a Portfolio indirectly having concentrated assets in a particular industry or in a single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Portfolio's returns. The Portfolios do not control the investments of the underlying funds and any indirect concentration occurs as a result of the underlying funds following their investment objectives.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in

                                   Principal investment strategies and risks  27
   an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Because Janus Capital is the adviser to the Portfolios and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying funds. The officers and Trustees of the Portfolios may also serve as officers and Trustees of the underlying funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Portfolios and the underlying funds. The Trustees intend to address any such conflicts as deemed appropriate. Purchases and redemptions of an underlying fund by a Portfolio due to reallocations or rebalancings may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase an underlying fund's transaction costs. Large redemptions by a Portfolio may cause an underlying fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Portfolios' Statement of Additional Information.


   The Portfolios invest in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with this is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund's share price may also decrease. An underlying fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

   The following information is designed to help you better understand some of the risks of investing in the Portfolios. The impact of the following risks on a Portfolio may vary depending on a Portfolio's investment allocation.

BOND RISK

   Within the specific investment policies of the underlying funds, each underlying fund may invest in high-yield/high-risk bonds. High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Ratings Service ("Standard & Poor's"), Fitch, Inc. ("Fitch"), and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's) or are unrated bonds of similar quality. The value of lower quality bonds generally is more

 28  Janus Smart Portfolios prospectus
   dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

DERIVATIVE RISK

   The Portfolios may invest in underlying funds that use futures, options, swap agreements (including, but not limited to, credit default swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the underlying funds. An underlying fund's performance could be worse than if the underlying fund had not used such instruments.

EMERGING MARKET RISK

   The Portfolios may invest in underlying funds that may invest an unlimited amount of their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM).

   To the extent that an underlying fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each underlying fund's investments by country is contained in the underlying funds' shareholder reports and in the underlying funds' Form N-Q, which are filed with the SEC.

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed

                                   Principal investment strategies and risks  29
   companies than in more developed markets. The securities markets of many of the countries in which the underlying funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the underlying funds to obtain or to enforce a judgment against the issuers of such securities. The underlying funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

FOREIGN INVESTMENT RISK

   The Portfolios may invest in underlying funds that may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because an underlying fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as an underlying fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When an underlying fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of an underlying fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be

 30  Janus Smart Portfolios prospectus
     encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder an underlying fund's ability to buy and sell emerging market securities in a timely manner, affecting the underlying fund's investment strategies and potentially affecting the value of the underlying fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

INDUSTRY RISK

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Portfolio may at times have significant exposure to industry risk as a result of investing in underlying funds that may invest in a particular industry.

INTEREST RATE RISK

   Generally, a fixed-income security in the underlying funds will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.


   In order to manage interest rate risk, the underlying funds' portfolio managers and/or investment personnel may vary the average-weighted effective maturity of a portfolio to reflect their analysis of interest rate trends and other factors. The underlying funds' average-weighted effective maturity will tend to be shorter when the underlying funds' portfolio managers and/or investment personnel expect interest rates to rise and longer when the underlying funds' portfolio managers and/or investment personnel expect interest rates to fall. The underlying funds may also use futures, options, and other derivatives to manage interest rate risk.


SMALLER OR NEWER COMPANY RISK

   Many attractive investment opportunities for the underlying funds may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may

                                   Principal investment strategies and risks  31
   become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 32  Janus Smart Portfolios prospectus

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Portfolios and the underlying funds. Janus Capital is responsible for the day-to-day management of the Portfolios' investment portfolios, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Portfolios.


   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees, and expenses of all Portfolio officers and those Trustees who are considered interested persons of Janus Capital.


   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.


   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolios.

                                                Management of the Portfolios  33

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Portfolios.

MANAGEMENT EXPENSES


   Each Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement details the investment advisory fee and other expenses that the Portfolios must pay. Janus Capital also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds' prospectuses for specific information about investment advisory fees.



   Each Portfolio incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for each Portfolio, as well as the actual investment advisory fee rate paid by each Portfolio to Janus Capital (net of fee waivers) based on each Portfolios average net assets.


 34  Janus Smart Portfolios prospectus

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets            Fee (%)(1)            year ended
Portfolio Name                    of Portfolio          (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------

   Janus Smart
     Portfolio - Growth          All Asset Levels           0.05                  0.00(2)

   Janus Smart Portfolio -
     Moderate                    All Asset Levels           0.05                  0.00(2)

   Janus Smart Portfolio -
     Conservative                All Asset Levels           0.05                  0.00(2)



(1) Janus Capital has agreed to limit each Portfolio's total operating expenses (excluding any expenses of an underlying fund, brokerage commissions, interest, taxes, and extraordinary expenses) to certain levels until at least March 1, 2008. Application of the expense waivers and their effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waivers are not reflected in the fee rates shown.


(2) For the fiscal year ended October 31, 2006, the Portfolio did not pay Janus Capital any investment advisory fees (net of fee waivers). The Portfolio's fee waiver exceeded the investment advisory fee.



   A discussion regarding the basis for the Board of Trustees' approval of the Portfolios' investment advisory agreements is included in the Portfolios' annual and semiannual reports to shareholders. You can request the Portfolios' annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.


SUBADVISERS OF CERTAIN UNDERLYING FUNDS

   ENHANCED INVESTMENT TECHNOLOGIES, LLC ("INTECH") serves as subadviser to three of the underlying funds: INTECH Risk-Managed Stock Fund, Janus Adviser INTECH Risk-Managed Growth Fund, and Janus Adviser INTECH Risk-Managed Value Fund. INTECH, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the underlying Risk-Managed Funds. Janus Capital indirectly owns approximately 82.5% of the outstanding voting shares of INTECH.

   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC ("Perkins") serves as subadviser to the underlying Janus Mid Cap Value Fund. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the underlying Janus Mid Cap Value Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.

                                                Management of the Portfolios  35

THIRD PARTY CONSULTANT

   Janus Capital has entered into an agreement with Wilshire Associates Inc. ("Wilshire"), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital uses when determining asset class allocations for the Portfolios. Based upon information provided by Janus Capital, Wilshire also provides quantitative and qualitative evaluations of the underlying funds' portfolio managers' and/or investment personnel's investment style. Janus Capital may use these evaluations in its decisions to allocate assets among underlying funds. Janus Capital pays Wilshire a fee for its consulting services.

INVESTMENT PERSONNEL


PORTFOLIO MANAGER


DANIEL SCHERMAN, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Smart
     Portfolio - Growth, Janus Smart Portfolio - Moderate, and Janus Smart Portfolio - Conservative. Mr. Scherman has sole responsibility and authority on allocations to underlying funds as well as oversight over the Portfolios' cash management. He joined Janus Capital in 2005 as Director of Risk and Trading. Prior to joining Janus Capital, Mr.
     Scherman served as Vice President, Senior Quantitative Analyst, and Portfolio Manager from 2001 to 2005 for Massachusetts Financial
     Services, where he also served as a Global Fixed Income Portfolio
     Manager and Currency Specialist from 1992 to 2001. Mr. Scherman holds a Bachelor's degree in Economics and History from Dartmouth College and a Master of Business Administration degree from Boston University. He holds the Chartered Financial Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Portfolios' portfolio manager is included in the Portfolios' Statement of Additional Information.

 36  Janus Smart Portfolios prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES


   The Portfolios may discontinue sales of their shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio are discontinued to new investors, it is expected that existing shareholders invested in that Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer one or more portfolios as an investment option would be able to direct contributions to that portfolio through their plan, regardless of whether they invested in such portfolio prior to its closing.



   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed portfolio as an investment option and sponsors of certain wrap programs with existing accounts in that Portfolio would be able to continue to invest in the Portfolio on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Portfolio as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Portfolio (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Portfolio as an investment option under its retirement plan. New accounts may also be permitted in a closed portfolio for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed portfolio. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Portfolio may negatively impact existing Portfolio shareholders.



   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed Portfolio. Trustees of the Portfolios may also open new accounts in a closed fund. The Portfolios may also invest in underlying funds that are closed to new investors.


   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund

                                                           Other information  37
   industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also


 38  Janus Smart Portfolios prospectus
   dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.



   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.



   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.



   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its


                                                           Other information  39
   view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE PORTFOLIOS

   The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 40  Janus Smart Portfolios prospectus

                             JANUS SMART PORTFOLIOS

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Portfolios
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Portfolios. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

   CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Portfolios are available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of a Portfolio's securities and other assets, less liabilities, by the total number of Portfolio shares outstanding. A Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. A Portfolio's NAV is calculated based upon the NAVs of the underlying funds in which the Portfolio invests. (In the case of underlying funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.) Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem a Portfolio's shares, to the extent that Portfolio is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by a Portfolio (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the underlying funds are generally valued at market value. Certain short-term instruments, including money market instruments, maturing within 60 days or less are valued at amortized cost, which approximates market value. For non-money market funds, if a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolios' Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific

 42  Janus Smart Portfolios prospectus
   developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and
   (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. The underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE.

   Due to the subjective nature of fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund's portfolio securities and the reflection of such change in that underlying fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time that underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of that underlying fund, which negatively impacts long-term shareholders of the underlying fund. The Portfolios' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The prospectuses for the underlying funds in which the Portfolios invest explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Portfolio account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Portfolios under the arrangements made between your financial intermediary or plan sponsor and its customers. The Portfolios are not responsible for

                                                         Shareholder's guide  43
   the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES


   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in each Portfolio, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.


   Purchase requests must be received in good order by a Portfolio (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the regular trading session of the NYSE in order to receive that day's NAV. The Portfolios reserve the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.


   Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."


   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Portfolio account for non-retirement accounts and $500 per Portfolio account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Portfolios reserve the right to annually request that intermediaries close Portfolio accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Portfolios reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

 44  Janus Smart Portfolios prospectus

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


   - Exchange requests between the Portfolios and other Janus funds must be received in good order by a Portfolio/fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.


   - You may generally exchange shares of a Portfolio for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.


   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")



   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."


   - The Portfolios reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

                                                         Shareholder's guide  45

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Portfolio in a 12-month period, although the Portfolios at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Portfolio (by any means) followed by a purchase back into the same Portfolio (by any means). The Portfolios will work with financial intermediaries to apply the Portfolios' exchange limit. However, the Portfolios may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."


REDEMPTIONS


   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.


   Shares of any Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Portfolio or its agent. Redemption proceeds will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Portfolios reserve the right to annually request that intermediaries close Portfolio accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder

 46  Janus Smart Portfolios prospectus
   exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES


   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolios are intended for long-term investment purposes only and the Portfolios will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Portfolios' exchange limits or excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolios may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Portfolios' shares by multiple investors are aggregated by the intermediary and presented to the Portfolios on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents.


   The Portfolios attempt to deter excessive trading. The Portfolios monitor Portfolio share transactions, subject to the limitations described below. Generally, a purchase of a Portfolio's shares followed by the redemption of the Portfolio's shares within a 90-day period may result in enforcement of a Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolios reserve the right to reject any purchase request as explained above.

   The Portfolios may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Portfolio in a 12-month period and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The

                                                         Shareholder's guide  47

   Portfolios' exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; or to transactions made by the Portfolios in any of the underlying funds.

   The Portfolios' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Portfolios' excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. The Portfolios, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolios, and thus the Portfolios may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Portfolios' excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolios' methods to detect and deter excessive trading.

   Each Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order if the Portfolio's portfolio manager believes he

 48  Janus Smart Portfolios prospectus
   would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Portfolios' policies and procedures regarding excessive trading may be modified at any time by the Portfolios' Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to a Portfolio's long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   The underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the underlying funds, which, in turn, are held by a Portfolio, based on events occurring after the close of a foreign market that may not be reflected in the underlying fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the underlying fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of an underlying fund or a Portfolio, which negatively impacts long-term shareholders. Although the underlying funds have adopted fair valuation policies and procedures intended to reduce the underlying funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.

   Although the Portfolios take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios' identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of

                                                         Shareholder's guide  49
   excessive trading in the account impractical without the assistance of the intermediary. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Portfolios.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Portfolios, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Portfolios and to protect the confidentiality of the Portfolios' portfolio holdings. The following describes those policies and procedures.


   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the Janus funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The Janus funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Portfolio.

   In addition, the Portfolios' top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the non-money market funds are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Portfolios' top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for all Portfolios shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Portfolios' portfolio holdings on www.janus.com.

 50  Janus Smart Portfolios prospectus

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Portfolios. A summary of the portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolios' Statement of Additional Information.


   Complete schedules of the Portfolios' holdings as of the end of the Portfolios' first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Portfolios' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Portfolios' holdings as of the end of the Portfolios' second and fourth fiscal quarters are included in the Portfolios' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.


SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Portfolio shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Portfolio shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Portfolios directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Portfolios are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Portfolios for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

                                                         Shareholder's guide  51

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolios that you have authorized for investment. These reports show each Portfolio's investments in the underlying funds and the market value of such investments, as well as other information about each Portfolio and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 52  Janus Smart Portfolios prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


   To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Portfolio. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.


   HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of a Portfolio just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Portfolio would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Portfolio, whether or not you reinvested the dividends. Before buying shares of a Portfolio close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

                                                     Distributions and taxes  53

TAXES

   As with any investment, you should consider the tax consequences of investing in the Portfolios. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Portfolios. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Portfolios are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Portfolio. When gains from the sale of a security held by a Portfolio are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Portfolio held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Portfolio's income) may be exempt from state and local taxes. A Portfolio's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Portfolio at the record date of such payments. As a result, although a Portfolio's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Portfolio shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Portfolios may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

 54  Janus Smart Portfolios prospectus

   TAXATION OF THE PORTFOLIOS


   The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Portfolios meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Portfolios that invest in partnerships may be subject to state tax liabilities.


                                                     Distributions and taxes  55

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The financial highlights tables are intended to help you understand the Portfolios' financial performance through October 31st of the fiscal period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



   The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Portfolios (assuming reinvestment of all dividends and distributions).


 56  Janus Smart Portfolios prospectus

JANUS SMART PORTFOLIO - GROWTH
--------------------------------------------------------------------------
                                                              Period ended
                                                               October 31
                                                                2006(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                      0.05
 Net gain/(loss) on securities (both realized and
  unrealized)                                                      1.29
 Total from investment operations                                  1.34
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                              --
 Distributions (from capital gains)                                  --
 Total distributions                                                 --
 NET ASSET VALUE, END OF PERIOD                                  $11.34
 Total return(2)                                                 13.40%
 Net assets, end of period (in millions)                            $67
 Average net assets for the period (in millions)                    $34
 Ratio of gross expenses to average net assets(3)                 0.25%(4)
 Ratio of net expenses to average net assets(3)                   0.24%
 Ratio of net investment income/(loss) to average net
  assets(3)                                                       0.98%
 Portfolio turnover rate(3)                                         28%
--------------------------------------------------------------------------


 (1) Fiscal period from December 30, 2005 (inception) through October 31, 2006.
 (2) Total return is not annualized for periods of less than one full year.
 (3) Annualized for periods of less than one full year.

 (4) The ratio was 0.39% before waiver of certain fees incurred by the Portfolio.


                                                        Financial highlights  57

JANUS SMART PORTFOLIO - MODERATE
--------------------------------------------------------------------------
                                                              Period ended
                                                               October 31
                                                                2006(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                      0.09
 Net gain/(loss) on securities (both realized and
  unrealized)                                                      0.95
 Total from investment operations                                  1.04
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                              --
 Distributions (from capital gains)                                  --
 Payment from affiliate                                              --(2)
 Total distributions and other                                       --
 NET ASSET VALUE, END OF PERIOD                                  $11.04
 Total return(3)                                                 10.40%(4)
 Net assets, end of period (in millions)                            $51
 Average net assets for the period (in millions)                    $25
 Ratio of gross expenses to average net assets(5)                 0.21%(6)
 Ratio of net expenses to average net assets(5)                   0.20%
 Ratio of net investment income/(loss) to average net
  assets(5)                                                       1.97%
 Portfolio turnover rate(5)                                         16%
--------------------------------------------------------------------------


 (1) Fiscal period from December 30, 2005 (inception) through October 31, 2006.

 (2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal period end.

 (3) Total return is not annualized for periods of less than one full year.

 (4) Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

 (5) Annualized for periods of less than one full year.

 (6) The ratio was 0.42% before waiver of certain fees incurred by the Portfolio.


 58  Janus Smart Portfolios prospectus

JANUS SMART PORTFOLIO - CONSERVATIVE
--------------------------------------------------------------------------
                                                              Period ended
                                                               October 31
                                                                2006(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                      0.13
 Net gain/(loss) on securities (both realized and
  unrealized)                                                      0.69
 Total from investment operations                                  0.82
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                              --
 Distributions (from capital gains)                                  --
 Total distributions                                                 --
 NET ASSET VALUE, END OF PERIOD                                  $10.82
 Total return(2)                                                  8.20%
 Net assets, end of period (in millions)                            $19
 Average net assets for the period (in millions)                    $10
 Ratio of gross expenses to average net assets(3)                 0.18%(4)
 Ratio of net expenses to average net assets(3)                   0.17%
 Ratio of net investment income/(loss) to average net
  assets(3)                                                       2.78%
 Portfolio turnover rate(3)                                         20%
--------------------------------------------------------------------------


 (1) Fiscal period from December 30, 2005 (inception) through October 31, 2006.
 (2) Total return is not annualized for periods of less than one full year.
 (3) Annualized for periods of less than one full year.

 (4) The ratio was 0.69% before waiver of certain fees incurred by the Portfolio.


                                                        Financial highlights  59

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the underlying funds may invest. The underlying funds may invest in these instruments to the extent permitted by their investment objectives and policies. The underlying funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If an underlying fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. An underlying fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the underlying fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.


   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.


   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. An underlying fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

 60  Janus Smart Portfolios prospectus

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."



   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.


   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

                                                Glossary of investment terms  61
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an underlying fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which an underlying fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that an underlying fund must pay if these investments are profitable, the underlying fund may make various elections permitted by the tax laws. These elections could require that an underlying fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

 62  Janus Smart Portfolios prospectus

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

                                                Glossary of investment terms  63
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.


   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.


 64  Janus Smart Portfolios prospectus

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. An underlying fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. An underlying fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. An underlying fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. An underlying fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. An underlying fund may purchase and write put and call options on securities,

                                                Glossary of investment terms  65
   securities indices, and foreign currencies. An underlying fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by an underlying fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the underlying fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by an underlying fund to another party (generally a bank or dealer) in return for cash and an agreement by the underlying fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.


   SHORT SALES in which an underlying fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that an underlying fund owns, or a security equivalent in kind or amount to the security sold short that the underlying fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that an underlying fund borrows and does not own. An underlying fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in the gain. For naked short sales, the underlying fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, an underlying fund will realize a short-term capital gain. Although an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.


   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in

 66  Janus Smart Portfolios prospectus
   the future - i.e., beyond normal settlement. An underlying fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  67

                      This page intentionally left blank.

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Portfolios' and the underlying funds' Statements of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Portfolios' investments is available in the Portfolios' Annual and Semiannual Reports. In the Portfolios' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Portfolios.

                  The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolios (including the Portfolios' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                            JANUS MID CAP VALUE FUND
                              INSTITUTIONAL SHARES
                            CLOSED TO NEW INVESTORS

                                   Prospectus

Although the Institutional Shares class of the Fund is closed to new investors, current investors of Institutional Shares may continue to invest in the Fund, as outlined in the Shareholder's Guide to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Guide. You may be required to demonstrate eligibility to purchase Institutional Shares of the Fund before your investment is accepted.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

(JANUS LOGO)


                        This Prospectus describes Janus Mid Cap Value Fund (the "Fund") a series of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to the Fund. The Fund is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins").



                        The Fund currently offers two classes of shares, with the Institutional Shares being offered by this Prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Mid Cap Value Fund - Institutional Shares..........    2

    FEES AND EXPENSES...........................................    6

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    8
       Risks....................................................    9
       Frequently asked questions about certain risks...........   10
       General portfolio policies...............................   12

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   16
       Management expenses......................................   17
       Subadviser...............................................   19
       Investment personnel.....................................   20

    OTHER INFORMATION...........................................   21

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   25
       Purchases................................................   27
       Tax-deferred accounts....................................   28
       Exchanges................................................   28
       Redemptions..............................................   29
       Excessive trading........................................   31
       Shareholder account policies.............................   35

    DISTRIBUTIONS AND TAXES.....................................   37

    FINANCIAL HIGHLIGHTS........................................   40

    GLOSSARY OF INVESTMENT TERMS................................   43

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS MID CAP VALUE FUND - INSTITUTIONAL SHARES

   Janus Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS MID CAP VALUE FUND seeks capital appreciation.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2006, they ranged from approximately $1.3 billion to $19.2 billion.


   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow, or business franchise
   - products and services that give them a competitive advantage
   - quality balance sheets and strong management

 2  Janus Mid Cap Value Fund prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Mid Cap Value Fund - Institutional Shares were transferred to Janus Mid Cap Value Fund - Institutional Shares. Berger Mid Cap Value
   Fund - Institutional Shares commenced operations on May 17, 2002. The performance information shown for the periods from May 17, 2002 to April 17, 2003 is for Berger Mid Cap Value Fund - Institutional Shares. For periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value - Investor Shares.

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The

                                                          Risk/return summary  3
   index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.



   JANUS MID CAP VALUE FUND(1) - INSTITUTIONAL SHARES



      Annual returns for periods ended 12/31
                              21.56%  27.34%  20.52%  (12.95)%  39.77%  18.56%  10.53%  15.42%
                               1999    2000    2001     2002     2003    2004    2005   2006

      Best Quarter:  4th-1998 22.61%    Worst Quarter:  3rd-2002 (17.60)%



                                    Average annual total return for periods ended 12/31/06(2)
                                    ---------------------------------------------------------
                                                                              Since Inception
                                                           1 year   5 years       8/12/98
    Janus Mid Cap Value Fund - Institutional Shares
      Return Before Taxes                                  15.42%   12.97%        17.72%
      Return After Taxes on Distributions                  13.73%   11.75%        15.94%
      Return After Taxes on Distributions and Sale of
        Fund Shares(3)                                     11.40%   10.91%        14.95%
    Russell Midcap(R) Value Index(4)                       20.22%   15.88%        12.55%
      (reflects no deduction for expenses, fees, or
        taxes)
                                                           -------------------------------



   (1) The Fund's performance reflects the effect of expense waivers in 2003, 2004, 2005, and 2006. Without the effect of these expense waivers, the performance shown would have been lower.


   (2) Fund returns from periods prior to the Fund's adoption of share classes reflect a 0.25% 12b-1 fee, which has not been paid by the Institutional Shares since that class commenced investment operations on May 17, 2002.


   (3) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (4) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values.


   After-tax returns are calculated using distributions for Janus Mid Cap Value Fund - Institutional Shares for the period April 21, 2003 to December 31, 2006; for Berger Mid Cap Value Fund - Institutional Shares for the period May 17, 2002 to April 17, 2003; and for Berger Mid Cap Value Fund - Investor Shares for periods prior to May 17, 2002. If Janus Mid Cap Value
   Fund - Institutional Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

 4  Janus Mid Cap Value Fund prospectus

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Institutional Shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006. Contractual waivers agreed to by Janus Services LLC are included under "Net Annual Fund Operating Expenses."

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.


   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.


 6  Janus Mid Cap Value Fund prospectus

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................  None
   Redemption fee..............................................  None
   Exchange fee................................................  None


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                         Acquired   Total Annual
                                                         Fund(4)        Fund                 Net Annual
                              Management      Other      Fees and    Operating   Expense   Fund Operating
                                Fee(2)     Expenses(3)   Expenses   Expenses(5)  Waivers    Expenses(5)
  Janus Mid Cap Value
    Fund(6) - Institutional
    Shares                      0.64%         0.26%       0.03%        0.93%      0.11%        0.82%


  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
 (2) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.
 (3) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

 (4) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.


 (5) All expenses are stated both with and without contractual expense waivers by Janus Services LLC. Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund's Institutional Shares to the level indicated until March 1, 2008.


 (6) The Fund pays an investment advisory fee rate that may adjust upward or downward based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the Management Fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to "Management Expenses" in this Prospectus for additional information with a further description in the Statement of Additional Information. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.


 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Mid Cap Value Fund(1) - Institutional Shares      $ 95      $ 296     $ 515    $ 1,143


 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

                                                          Risk/return summary  7

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.


   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.


FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   The Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of the Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT IS A "SPECIAL SITUATION"?


   The Fund may invest in special situations or turnarounds. A special situation arises when the portfolio managers believe that the securities of an issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure


 8 Janus Mid Cap Value Fund prospectus
   through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Fund.


5. HOW DO THE PORTFOLIO MANAGERS FOR THE FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?


   A company may be undervalued when, in the opinion of the Fund's portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in

                                    Principal investment strategies and risks  9
   an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.


FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

2. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

   If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of the Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

3. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than

 10 Janus Mid Cap Value Fund prospectus
   investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:




   - currency risk



   - political and economic risk



   - regulatory risk



   - market risk



   - transaction costs


4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Ratings Service ("Standard & Poor's"), Fitch, Inc. ("Fitch"), and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's) or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

5. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that

                                   Principal investment strategies and risks  11
   derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

6. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION

   The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The

 12 Janus Mid Cap Value Fund prospectus

   Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (20% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)


   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly

                                   Principal investment strategies and risks  13
   traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS

   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio managers. Changes are made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable.
 14 Janus Mid Cap Value Fund prospectus

   Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

                                   Principal investment strategies and risks  15

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER


   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is responsible for the day-to-day management of the Fund's investment portfolio. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Fund.


   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.


   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.


   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual

 16  Janus Mid Cap Value Fund prospectus
   funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. The Fund pays Perkins a subadvisory fee directly for managing the Fund.


   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital based on the Fund's average net assets. Under the advisory agreement with Janus Capital and the subadvisory agreement with Perkins, the Fund paid management fees to Janus Capital and Perkins. The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by the Fund.



                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   Janus Mid Cap Value Fund(1)   All Asset Levels           0.64                  0.63
---------------------------------------------------------------------------------------------



(1) Effective February 1, 2006, the Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change did not impact the investment advisory fee shown until one year after the effective date, which is when the performance adjustment took effect. Details discussing this performance fee are included below with a further description in the Statement of Additional Information.



   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement and subadvisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial


                                                      Management of the Fund  17
   intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.



   The Fund's investment advisory fee is determined by calculating a base fee and applying a performance adjustment (described in further detail below). The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the Russell Midcap(R) Value Index. Only the base fee rate applied until February 2007, at which time the calculation of the performance adjustment is applied as follows:


   Investment Advisory Fee = Base Fee +/- Performance Adjustment


   The investment advisory fee paid to Janus Capital by the Fund consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007.


   No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated

 18  Janus Mid Cap Value Fund prospectus
   monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

   The investment performance of the Fund's Investor Shares ("Investor Shares") for the performance measurement period is used to calculate the Fund's Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index, by comparing the investment performance of the Fund's Investor Shares against the investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

   The Fund's Statement of Additional Information contains additional information about performance-based fees.

   ADMINISTRATIVE SERVICES FEE

   Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of the Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

SUBADVISER


   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to the Fund, and has served in such capacity since the Fund's inception. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


                                                      Management of the Fund  19

INVESTMENT PERSONNEL

PERKINS PORTFOLIO MANAGERS

JEFFREY R. KAUTZ, CFA
--------------------------------------------------------------------------------
     is Co-Manager of Janus Mid Cap Value Fund, and he co-managed the Fund's predecessor since February 2002. He is also Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Kautz holds the Chartered
     Financial Analyst designation.

THOMAS M. PERKINS
--------------------------------------------------------------------------------
     is lead Co-Manager of Janus Mid Cap Value Fund, and was lead Co-Manager of the Fund's predecessor since 1998. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since
     1974 and joined Perkins as a portfolio manager in 1998. He holds a Bachelor of Arts degree in History from Harvard University. Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund, and as lead Co-Manager, exercises final decision-making authority over the Fund as necessary.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the Fund's Statement of Additional Information.

 20  Janus Mid Cap Value Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   Janus Mid Cap Value Fund currently offers two classes of shares. This Prospectus only describes the Institutional Shares of Janus Mid Cap Value Fund, which are closed to new investors, although current investors of Institutional Shares may continue to invest in the Fund, as outlined in this Shareholder's Guide. The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Investor Shares of Janus Mid Cap Value Fund are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information about Investor Shares, please call 1-800-525-3713.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a


                                                           Other information  21
   derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.



   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.


   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to

 22 Janus Mid Cap Value Fund prospectus
   certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.



   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  23

                            JANUS MID CAP VALUE FUND
                              INSTITUTIONAL SHARES

                              Shareholder's Guide

                                       CLOSED TO NEW INVESTORS

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

   Although the Institutional Shares class of the Fund is closed to new investors, current investors who meet the criteria outlined in this Shareholder's Guide may continue to invest in the Institutional Shares class of the Fund. You may be asked to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. The Fund may resume sales of its Institutional Shares to new investors at some future date, but it has no present intention to do so.

   THE FUND MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets. All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by

                                                         Shareholder's guide  25
   and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and
   (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial

 26  Janus Mid Cap Value Fund prospectus
   intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES


   Although the Institutional Shares class of the Fund is closed, if you are a current Fund shareholder, you may continue to purchase Institutional Shares of the Fund through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."



   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.


   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.


   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


   MINIMUM INVESTMENT REQUIREMENTS

   The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

                                                         Shareholder's guide  27

TAX-DEFERRED ACCOUNTS


   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV. The money market funds reserve the right to require exchange requests prior to these times on days when the bond market or the NYSE close early.

   - You may generally exchange Institutional Shares of the Fund only for Institutional Shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.


   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")



   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."


   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into

 28  Janus Mid Cap Value Fund prospectus
     the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


REDEMPTIONS

   REMEMBER THAT THE INSTITUTIONAL SHARES CLASS OF THE FUND IS CLOSED TO NEW INVESTORS. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS SHAREHOLDER'S GUIDE, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE INSTITUTIONAL SHARES CLASS OF THE FUND.


   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.


   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-

                                                         Shareholder's guide  29
   kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

CLOSED FUND POLICIES


   The Fund has discontinued sales of its shares because Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and financial intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. Investors who meet certain criteria described below, however, may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.



   Investors who meet the following criteria may be able to invest in the Fund:
   (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) discretionary investment advisers may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether they invested in such Fund prior to its closing; (v) Janus Capital encourages its employees to own shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Funds may also open new accounts in the closed Fund; (vi) sponsors of certain wrap programs with existing accounts in the Fund


 30  Janus Mid Cap Value Fund prospectus
   would be able to continue to invest in the Fund on behalf of new customers; and (vii) in the case of certain mergers or reorganizations, retirement plans may add the closed Fund as an investment option. Such mergers, reorganizations, acquisitions, or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In addition, new accounts may be permitted in the Fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the Fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES


   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.


   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

                                                         Shareholder's guide  31

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

 32  Janus Mid Cap Value Fund prospectus

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the

                                                         Shareholder's guide  33

   Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.


   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns,

 34  Janus Mid Cap Value Fund prospectus
   are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.


   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.


SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive

                                                         Shareholder's guide  35
   compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 36  Janus Mid Cap Value Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

                                                     Distributions and taxes  37

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under

 38  Janus Mid Cap Value Fund prospectus

   Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.


                                                     Distributions and taxes  39

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The financial highlights table is intended to help you understand the Fund's financial performance. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).


   The information for the Fund has been derived from the financial statements of Berger Mid Cap Value Fund, which was reorganized into the Fund on April 21, 2003. The 12b-1 fee was discontinued on the effective date of the reorganization. Berger Mid Cap Value Fund had a fiscal year end of September
   30. Following the reorganization, the Fund changed its fiscal year end to October 31.


 40  Janus Mid Cap Value Fund prospectus

JANUS MID CAP VALUE FUND - INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------------------------------------
                                                  Years or Periods                                Period ended
                                                  ended October 31                                September 30
                             2006         2005         2004        2003(2)       2003(3)            2002(4)
 NET ASSET VALUE,
   BEGINNING OF PERIOD      $23.34       $22.31       $19.02       $15.19        $13.72               $17.88
 INCOME FROM INVESTMENT
   OPERATIONS:
 Net investment
   income/(loss)              0.39         0.15         0.14         0.05          0.06                 0.02
 Net gain/(loss) on
   securities (both
   realized and
   unrealized)                3.37         2.92         3.29         3.78          1.44               (4.18)
 Total from investment
   operations                 3.76         3.07         3.43         3.83          1.50               (4.16)
 LESS DISTRIBUTIONS AND
   OTHER:
 Dividends (from net
   investment income)       (0.28)       (0.11)       (0.14)           --        (0.03)                   --
 Distributions (from
   capital gains)           (1.83)       (1.93)           --           --            --                   --
 Payment from affiliate         --           --(5)        --(5)        --            --                   --
 Total distributions and
   other                    (2.11)       (2.04)       (0.14)           --        (0.03)                   --
 NET ASSET VALUE, END OF
   PERIOD                   $24.99       $23.34       $22.31       $19.02        $15.19               $13.72
 Total return(6)            17.08%       14.40%(7)    18.14%(7)    25.21%        10.96%             (23.27)%
 Net assets, end of period
   (in millions)            $1,068         $735         $464         $292          $177                 $111
 Average net assets for
   the period (in
   millions)                  $921         $598         $395         $234          $149                  N/A
 Ratio of gross expenses
   to average net
   assets(8)(9)              0.78%(10)    0.77%(10)    0.77%(10)    0.78%(10)     0.79%(11)            0.78%
 Ratio of net expenses to
   average net assets(8)     0.77%        0.77%        0.77%        0.78%         0.79%(11)            0.78%
 Ratio of net investment
   income/(loss) to
   average net assets(8)     1.79%        0.82%        0.74%        0.75%         0.80%                0.83%
 Portfolio turnover
   rate(8)                     95%          86%          91%          97%           94%                  65%
--------------------------------------------------------------------------------------------------------------


 (1) Berger Mid Cap Value Fund prior to reorganization.
 (2) Fiscal period May 1, 2003 through October 31, 2003.
 (3) Fiscal period October 1, 2002 through April 30, 2003.
 (4) Fiscal period May 17, 2002 (inception) through September 30, 2002.
 (5) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
 (6) Total return is not annualized for periods of less than one full year.

 (7) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


                                                        Financial highlights  41

 (8) Annualized for periods of less than one full year.

 (9) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


(10) The ratio was 0.89% in 2006, 0.88% in 2005, 0.90% in 2004, and 1.08% in
     2003 before waiver of certain fees incurred by the Fund.

(11) Certain prior year amounts have been reclassified to conform to current year presentation.

 42  Janus Mid Cap Value Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.


   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.


   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

                                                Glossary of investment terms  43

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."



   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.


   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

 44  Janus Mid Cap Value Fund prospectus
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

                                                Glossary of investment terms  45

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

 46  Janus Mid Cap Value Fund prospectus
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

                                                Glossary of investment terms  47

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

 48  Janus Mid Cap Value Fund prospectus
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.


   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.


   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  49

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                           JANUS SMALL CAP VALUE FUND
                                INVESTOR SHARES
                            CLOSED TO NEW INVESTORS

                                   Prospectus

     ELIMINATE PAPER MAIL. Set up e-Delivery of prospectuses, annual reports, and statements at WWW.JANUS.COM.

     Although the Fund is closed to new investors, current investors may continue to invest in the Fund, as outlined in the Shareholder's Manual to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Manual. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing directly with the Fund.

(JANUS LOGO)


                        This Prospectus describes Janus Small Cap Value Fund (the "Fund") a series of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to the Fund. The Fund is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins").



                        The Fund currently offers two classes of shares, with the Investor Shares being offered by this Prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Small Cap Value Fund - Investor Shares.............    2

    FEES AND EXPENSES...........................................    6

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    8
       Risks....................................................    9
       Frequently asked questions about certain risks...........   10
       General portfolio policies...............................   12

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   16
       Management expenses......................................   17
       Subadviser...............................................   18
       Investment personnel.....................................   18

    OTHER INFORMATION...........................................   19

    SHAREHOLDER'S MANUAL
       Doing business with Janus................................   24
       Minimum investments......................................   25
       Types of account ownership...............................   25
       To open an account or buy shares.........................   28
       To exchange shares.......................................   29
       To sell shares...........................................   29
       Excessive trading........................................   34
       Shareholder services and account policies................   42

    DISTRIBUTIONS AND TAXES.....................................   46

    FINANCIAL HIGHLIGHTS........................................   49

    GLOSSARY OF INVESTMENT TERMS................................   51

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS SMALL CAP VALUE FUND - INVESTOR SHARES

   Janus Small Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS SMALL CAP VALUE FUND seeks capital appreciation.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's portfolio managers. The Fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2006, they ranged from approximately $92 million to $3.0 billion.


   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

   The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow, or business franchise
   - products and services that give them a competitive advantage
   - quality balance sheets and strong management

   The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation.

 2  Janus Small Cap Value Fund prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Small Cap Value Fund - Investor Shares were transferred to Janus Small Cap Value Fund - Investor Shares. Berger Small Cap Value Fund - Investor Shares commenced operations on February 14, 1997. The performance information shown for the period from February 14, 1997 to April 17, 2003 is for Berger Small Cap Value Fund - Investor Shares. For periods prior to February 14, 1997, the performance shown reflects the historical performance of Berger Small Cap Value Fund - Institutional Shares (then known as The Omni Investment Fund).


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The


                                                          Risk/return summary  3
   index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


   JANUS SMALL CAP VALUE FUND - INVESTOR SHARES


    Annual returns for periods ended 12/31
                 36.51%  1.43%  14.31%  26.82%  20.05%  (15.59)%  36.78%  13.57%  8.90%  12.37%
                  1997   1998    1999    2000    2001     2002     2003    2004   2005   2006

    Best Quarter:  4th-2001 24.60%    Worst Quarter:  3rd-2002 (22.57)%



                                  Average annual total return for periods ended 12/31/06(1)
                                  ---------------------------------------------------------
                                                                1 year   5 years   10 years
      Janus Small Cap Value Fund - Investor Shares
        Return Before Taxes                                     12.37%    9.92%     14.48%
        Return After Taxes on Distributions                      8.75%    7.91%     12.15%
        Return After Taxes on Distributions and Sale of Fund
          Shares(2)                                             11.08%    8.14%     11.85%
      Russell 2000(R) Value Index(3)                            23.48%   15.37%     13.27%
        (reflects no deduction for expenses, fees, or taxes)
                                                                ---------------------------



   (1) Returns for periods before February 14, 1997 do not include the 0.25% 12b-1 fee that has been paid by the Investor Shares class since the Fund adopted share classes on that date. This would have reduced the Fund's return.

   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.

   After-tax returns are calculated using distributions for Janus Small Cap Value Fund - Investor Shares for the period April 21, 2003 to December 31, 2006; for Berger Small Cap Value Fund - Investor Shares for the period February 14, 1997 to April 17, 2003; and for Berger Small Cap Value
   Fund - Institutional Shares for periods prior to February 14, 1997. If Janus Small Cap Value Fund - Investor Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

 4  Janus Small Cap Value Fund prospectus

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES


   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Investor Shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006.


   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.


   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.


 6  Janus Small Cap Value Fund prospectus

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................  None
   Redemption fee..............................................  None(1)
   Exchange fee................................................  None


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                Management      Other      Acquired Fund(4)    Total Annual Fund
                                  Fee(2)     Expenses(3)   Fees and Expenses   Operating Expenses
  Janus Small Cap Value Fund -
    Investor Shares               0.72%         0.30%            0.03%                1.05%


  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

 (1) The Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to the section "Payment of Redemption Proceeds" in this Prospectus.

 (2) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.

 (3) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.


 (4) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Small Cap Value Fund - Investor Shares            $ 107     $ 334     $ 579    $ 1,283


                                                          Risk/return summary  7

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.


   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.


FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   The Fund's portfolio managers primarily invest in the common stocks of small companies whose stock prices are believed to be undervalued.

   The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

   The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flows, or business franchise

   - products and services that give them a competitive advantage

   - quality balance sheets and strong management

   The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. The portfolio managers may sell a Fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

 8  Janus Small Cap Value Fund prospectus

3. WHAT IS A "SPECIAL SITUATION"?


   The Fund may invest in special situations or turnarounds. A special situation arises when the portfolio managers believe that the securities of an issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Fund.


5. HOW DO THE PORTFOLIO MANAGERS FOR THE FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?


   A company may be undervalued when, in the opinion of the Fund's portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general

                                    Principal investment strategies and risks  9
   market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.


FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

 10  Janus Small Cap Value Fund prospectus

2. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

   If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of the Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

3. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - currency risk

   - political and economic risk

   - regulatory risk

   - market risk

   - transaction costs

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Ratings Service ("Standard & Poor's"), Fitch, Inc. ("Fitch"), and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's) or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of
                                   Principal investment strategies and risks  11
   judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

5. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

6. THE FUND NORMALLY INVESTS AT LEAST 80% OF ITS EQUITY ASSETS IN SECURITIES OF SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because the Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

 12  Janus Small Cap Value Fund prospectus

   CASH POSITION

   The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (20% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)


   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

                                   Principal investment strategies and risks  13

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS

   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

 14  Janus Small Cap Value Fund prospectus

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio managers. Changes are made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

                                   Principal investment strategies and risks  15

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER


   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is responsible for the day-to-day management of the Fund's investment portfolio. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Fund.


   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.


   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.


   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to

 16 Janus Small Cap Value Fund prospectus which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. The Fund pays Perkins a subadvisory fee directly for managing the Fund.


   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital based on the Fund's average net assets. Under the advisory agreement with Janus Capital and the subadvisory agreement with Perkins, the Fund paid management fees to Janus Capital and Perkins. The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by the Fund.



                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   Janus Small Cap Value Fund    All Asset Levels           0.72                  0.71
---------------------------------------------------------------------------------------------



   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement and subadvisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting a Janus representative at 1-800-525-3713. The reports are also available, free of charge, on www.janus.com.


   ADMINISTRATIVE SERVICES FEE

   Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of the Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

                                                      Management of the Fund  17

SUBADVISER


   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to the Fund, and has served in such capacity since the Fund's inception. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


INVESTMENT PERSONNEL

PERKINS PORTFOLIO MANAGERS

ROBERT H. PERKINS
--------------------------------------------------------------------------------
     is lead Co-Manager of Janus Small Cap Value Fund, and he co-managed the Fund's predecessor since its inception in 1985. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. He holds a Bachelor of Science degree in Business from Miami University.
     Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund, and as lead Co-Manager, exercises final decision-making authority over the Fund as necessary.

TODD H. PERKINS
--------------------------------------------------------------------------------
     is Co-Manager of Janus Small Cap Value Fund. Mr. Perkins has been Co-Manager of the Fund since February 2004. He joined Perkins in 1998 as head trader and research analyst. Mr. Perkins holds a Bachelor of Arts degree in Communications from DePaul University. Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the Fund's Statement of Additional Information.

 18  Janus Small Cap Value Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   Janus Small Cap Value Fund currently offers two classes of shares, both of which are closed to new investors. However, current investors of the Fund may continue to invest in the Fund and/or open new Fund accounts. This Prospectus only describes Investor Shares of Janus Small Cap Value Fund, which are available to the general public. Institutional Shares of Janus Small Cap Value Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information about Institutional Shares, please call 1-800-525-0200.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al.,


                                                           Other information  19

   U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.



   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.



   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH;


 20  Janus Small Cap Value Fund prospectus

   Michael Fleisher, et al. v. Janus Capital Management, LLC,
   04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.



   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  21

--------------------------------------------------------------------------------

                           JANUS SMALL CAP VALUE FUND
                                INVESTOR SHARES

                              Shareholder's Manual

                                       CLOSED TO NEW INVESTORS

                                       This Shareholder's Manual is
                                       for those shareholders
                                       investing directly with the
                                       Fund. This section will help
                                       you become familiar with the
                                       different types of accounts
                                       you can establish with Janus.
                                       It also explains in detail
                                       the wide array of services
                                       and features you can
                                       establish on your account, as
                                       well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

Although the Fund is closed to new investors, current investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares to new investors at some future date, but it has no present intention to do so.

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON www.janus.com* YOU CAN:

- Open the following types of accounts: individual, joint, UGMA/UTMA, Traditional and Roth IRAs, Simplified Employee Pension ("SEP") IRAs, and Coverdell Education Savings Accounts

- Review your account or your complete portfolio

- Buy, exchange, and sell Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly, and year-end statements, semiannual and annual reports, prospectuses, and tax forms

* Certain account or transaction types may be restricted from being processed through www.janus.com. If you would like more information about these restrictions, please contact a Janus representative.

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
720 S. Colorado Blvd., Suite 290A
Denver, CO 80246-1929

 24  Janus Small Cap Value Fund prospectus

MINIMUM INVESTMENTS*

    To open a new regular Fund account                         $2,500

    To open a new UGMA/UTMA account, Coverdell Education
    Savings Account, or a retirement Fund account
      - without an automatic investment program                $1,000
      - with an automatic investment program of $100 per
        month                                                  $  500

    To add to any existing type of Fund account                $  100


   * The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, 403(b)(7) accounts, Janus prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SAR SEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of Janus Capital, its wholly-owned subsidiaries, and INTECH may open Fund accounts for $100.


   MINIMUM INVESTMENT REQUIREMENTS
   Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to deduct an annual $25 minimum balance fee per Fund account with values below the minimums described under "Minimum Investments" or to close Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You may receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

TYPES OF ACCOUNT OWNERSHIP

   INDIVIDUAL OR JOINT OWNERSHIP

   Individual accounts are owned by one person. Joint accounts have two or more owners. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   TRUST

   An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the application. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


                                                        Shareholder's manual  25

   BUSINESS ACCOUNTS

   Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


TAX-DEFERRED ACCOUNTS


   If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   INVESTING FOR YOUR RETIREMENT

   Please visit www.janus.com or call a Janus representative for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

   TRADITIONAL AND ROTH IRAS

   Both IRAs allow most individuals with earned income to contribute up to the lesser of $4,000 or 100% of compensation for tax years 2006 and 2007. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits for the tax years 2006 and 2007. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   SIMPLIFIED EMPLOYEE PENSION (SEP) IRAS

   This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


 26  Janus Small Cap Value Fund prospectus

   PROFIT SHARING OR MONEY PURCHASE PENSION PLAN

   These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. For more information regarding general policies and exceptions, refer to "Closed Fund Policies."


   SECTION 403(b)(7) PLAN

   Employees of educational organizations or other qualifying tax-exempt organizations may be eligible to participate in a Section 403(b)(7) plan. For more information regarding general policies and exceptions, refer to "Closed Fund Policies."


ACCOUNTS FOR THE BENEFIT OF A CHILD

   CUSTODIAL ACCOUNTS (UGMA OR UTMA)

   An UGMA/UTMA account is a custodial account managed for the benefit of a minor. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   COVERDELL EDUCATION SAVINGS ACCOUNT

   This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   Although the Fund is closed, investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Fund. You may be asked to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Eligible investors should refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

                                                        Shareholder's manual  27

 TO OPEN AN ACCOUNT OR BUY SHARES

 ALTHOUGH THE FUND IS CLOSED TO NEW INVESTORS, IF YOU ARE A CURRENT FUND SHAREHOLDER, YOU MAY CONTINUE TO PURCHASE FUND SHARES THROUGH YOUR EXISTING FUND ACCOUNTS AND TO REINVEST DIVIDENDS AND CAPITAL GAINS IN SUCH ACCOUNTS.

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may buy shares in an existing Fund account if you are a current Fund shareholder. You may elect to have Janus electronically withdraw funds from your designated bank account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. A real-time confirmation of your transaction will be provided via www.janus.com.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus representative during normal business hours. Janus will electronically withdraw funds from your designated bank account.

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATED INVESTMENTS
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.
 -------------------------------------------------------------------------------
 Note: For more information, refer to "Paying for Shares."

 28  Janus Small Cap Value Fund prospectus

    TO EXCHANGE SHARES                           TO SELL SHARES
    ---------------------------------------      ---------------------------------------



    REMEMBER THAT THE FUND IS CLOSED TO NEW INVESTORS. UNLESS YOU MEET THE CRITERIA
    SPECIFIED IN THIS SHAREHOLDER'S MANUAL, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT
    MAKE ADDITIONAL INVESTMENTS IN THE FUND.



    ONLINE AT www.janus.com                      ONLINE AT www.janus.com
    ---------------------------------------      ---------------------------------------
    - Exchanges may be made online at            - Redemptions may be made online at
      www.janus.com.                               www.janus.com.



    BY TELEPHONE                                 BY TELEPHONE
    ---------------------------------------      ---------------------------------------
    - Generally all accounts are                 - Generally all accounts are
      automatically eligible to exchange           automatically eligible to sell shares
      shares by telephone. To exchange all         by telephone. To sell all or a
      or a portion of your shares into any         portion of your shares, call Janus
      other available Janus fund, call             XpressLine(TM) or a Janus
      Janus XpressLine(TM) or a Janus              representative. The Fund reserves the
      representative.                              right to limit the dollar amount that
                                                   you may redeem from your account by
                                                   telephone.



    BY MAIL/IN WRITING                           BY MAIL/IN WRITING
    ---------------------------------------      ---------------------------------------
    - To request an exchange in writing,         - To request a redemption in writing,
      please follow the instructions in            please follow the instructions in
      "Written Instructions."                      "Written Instructions."



    BY SYSTEMATIC EXCHANGE                       BY SYSTEMATIC REDEMPTION
    ---------------------------------------      ---------------------------------------
    - You determine the amount of money you      - This program allows you to sell
      would like automatically exchanged           shares worth a specific dollar amount
      from one Fund account to another on          from your Fund account on a regular
      any day of the month.                        basis.
    ---------------------------------------      ---------------------------------------
     Note: For more information, refer to         Note: For more information, refer to
           "Exchanges."                                 "Payment of Redemption
                                                        Proceeds."

                                                        Shareholder's manual  29

PAYING FOR SHARES

   Please note the following when purchasing shares:


   - Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.


   - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted Canadian bank.

   - When purchasing shares through the Automatic Investment Program, if no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Investment Program will be discontinued.

   - We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Fund by submitting good funds via another method accepted by the Fund (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.


   - The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."



   - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Money Market Fund-Investor Shares ("Janus Money Market Fund"). For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus to (i) buy shares of another Janus fund or (ii) sell shares of Janus Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of Janus Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund,


 30  Janus Small Cap Value Fund prospectus
     or your money will be invested in Janus Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from Janus Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under "Policies in Relation to Transactions."


   - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

   - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGES

   Please note the following when exchanging shares:


   - An exchange represents the redemption (or sale) of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.


   - You may generally exchange shares of a Fund for shares of any fund in the Trust.


   - New regular Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")



   - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")



   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an


                                                        Shareholder's manual  31
     annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


   - Exchanges between existing Janus fund accounts must meet the $100 subsequent investment requirement.

   - For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.


   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


   - With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."


   - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

   Note: For the fastest and easiest way to exchange shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

 32  Janus Small Cap Value Fund prospectus

CLOSED FUND POLICIES


   The Fund has discontinued sales of its shares because Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and financial intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. Investors who meet certain criteria described below, however, may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.



   Investors who meet the following criteria may be able to invest in the Fund:
   (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) discretionary investment advisers may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether they invested in such Fund prior to its closing; (v) Janus Capital encourages its employees to own shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Funds may also open new accounts in the closed Fund; (vi) sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers; and (vii) in the case of certain mergers or reorganizations, retirement plans may add the closed Fund as an investment option. Such mergers, reorganizations, acquisitions, or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In addition, new accounts may be permitted in the Fund for certain plans and programs offered


                                                        Shareholder's manual  33
   in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the Fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES


   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.


   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund

 34 Janus Small Cap Value Fund prospectus and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may

                                                        Shareholder's manual  35
   refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive

 36 Janus Small Cap Value Fund prospectus trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

PAYMENT OF REDEMPTION PROCEEDS

   BY ELECTRONIC TRANSFER - Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.

   - NEXT DAY WIRE TRANSFER - Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). Wire transfers will be charged a fee for each wire and your bank may charge an additional fee to receive the wire.

   - ACH (AUTOMATED CLEARING HOUSE) TRANSFER - Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.

   BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

   BY SYSTEMATIC REDEMPTION - If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.


   GENERALLY, ORDERS TO SELL SHARES MAY BE INITIATED AT ANY TIME ON www.janus.com, BY TELEPHONE, OR IN WRITING. CERTAIN TAX-DEFERRED ACCOUNTS MAY REQUIRE A WRITTEN REQUEST. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR AUTOMATED INVESTMENT, THE FUND CAN DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. UNLESS YOU PROVIDE ALTERNATE INSTRUCTIONS, YOUR PROCEEDS WILL BE INVESTED IN THE INVESTOR SHARES CLASS OF JANUS MONEY MARKET FUND DURING THE 15-DAY HOLD PERIOD.


                                                        Shareholder's manual  37

   Note: For the fastest and easiest way to redeem shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

WRITTEN INSTRUCTIONS


   To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus." Please include the following information:



   - the name of the Janus fund(s) being redeemed or exchanged;


   - the account number(s);


   - the amount of money or number of shares being redeemed or exchanged;


   - the name(s) on the account;


   - the signature(s) of all registered account owners (refer to account application for signature requirements); and


   - your daytime telephone number.

SIGNATURE GUARANTEE

   A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

   - You request a redemption by check above a certain dollar amount.

   - You would like a check made payable to anyone other than the shareholder(s) of record.

   - You would like a check mailed to an address that has been changed within 10 days of the redemption request.

   - You would like a check mailed to an address other than the address of record.

   - You would like your redemption proceeds sent to a bank account other than a bank account of record.

   THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

   A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

   - It does not appear valid or in good form.

   - The transaction amount exceeds the surety bond limit of the signature guarantee.

   - The guarantee stamp has been reported as stolen, missing, or counterfeit.

 38  Janus Small Cap Value Fund prospectus

   HOW TO OBTAIN A SIGNATURE GUARANTEE

   A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

   If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets. All purchases, exchanges, and redemptions will be duly processed at

                                                        Shareholder's manual  39
   the NAV as described under "Policies in Relation to Transactions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and

 40 Janus Small Cap Value Fund prospectus procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   POLICIES IN RELATION TO TRANSACTIONS

   EXCHANGES - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV. The money market funds reserve the right to require exchange requests prior to these times on days when the bond market or the NYSE close early.


   OTHER TRANSACTIONS - All phone and written requests, including but not limited to, purchases by check or automated investment, wire transfers, and ACH transfer, must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE in order to receive the NAV calculated at that time. Transactions involving funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.


AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.


   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

                                                        Shareholder's manual  41

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.


   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-3713 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are delivered to shareholders and are also available at www.janus.com.


SHAREHOLDER SERVICES AND ACCOUNT POLICIES

   TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

   You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other

 42 Janus Small Cap Value Fund prospectus charges or restrictions different from those applicable to shareholders who invest in the Fund directly.


   A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   TAXPAYER IDENTIFICATION NUMBER

   On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

   INVOLUNTARY REDEMPTIONS

   The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund. This includes, but is not limited to, accounts that the Fund or its agent believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.

   ONLINE AND TELEPHONE TRANSACTIONS

   You may initiate many transactions through www.janus.com or by calling Janus XpressLine(TM). You may also contact a Janus representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit www.janus.com or call a Janus representative. The Fund and its agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

                                                        Shareholder's manual  43

   Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

   Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus representative by telephone. If you are unable to reach a Janus representative by telephone, please consider visiting www.janus.com, calling Janus XpressLine(TM), or sending written instructions.

   DISTRIBUTIONS

   Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit www.janus.com, call a Janus representative, or send a written request signed by the shareholder(s) of record.


   If you receive Fund distributions from an open non-retirement Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, upon return of the follow up mailing the distribution check will be reinvested in your open Fund account at the next calculated NAV. Your non-retirement Fund account distribution checks will also be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


   TEMPORARY SUSPENSION OF SERVICES

   The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Fund may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Fund may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

   ADDRESS CHANGES

   For the easiest way to change the address on your account, visit www.janus.com. You may also call a Janus representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the

 44 Janus Small Cap Value Fund prospectus account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

   REGISTRATION CHANGES

   To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit www.janus.com or call a Janus representative for further instructions.

   BANK ACCOUNT CHANGES

   For the easiest way to change your bank account of record or add new bank account information to your account, visit www.janus.com. You may also send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at www.janus.com for purchases only. Certain tax-deferred accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at www.janus.com or over the telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Fund account.

   STATEMENTS, REPORTS, AND PROSPECTUSES

   We will send you quarterly confirmations of all transactions. You may elect on www.janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on www.janus.com, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Fund reserves the right to charge a fee for additional account statement requests.

   The Fund produces financial reports that include a complete list of the Fund's portfolio holdings semiannually, and updates its prospectus annually. You may elect to receive these reports and prospectus updates electronically on www.janus.com.


   Unless you instruct Janus otherwise by contacting a Janus representative, the Fund will mail only one report or prospectus to your address of record ("household"), even if more than one person in your household has a Fund account. This process, known as "householding," reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus representative or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Fund receives your instructions.


                                                        Shareholder's manual  45

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

 46  Janus Small Cap Value Fund prospectus

DISTRIBUTION OPTIONS

   When you open an account it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to www.janus.com, by calling a Janus representative, or by writing the Fund at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Fund offers the following options:

   REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

   CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

   REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

   REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.


   The Fund reserves the right to reinvest undeliverable and uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to "Distributions."


TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders

                                                     Distributions and taxes  47
   depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.


 48  Janus Small Cap Value Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The financial highlights table is intended to help you understand the Fund's financial performance. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).


   The information for the Fund has been derived from the financial statements of Berger Small Cap Value Fund, which was reorganized into the Fund on April 21, 2003. Berger Small Cap Value Fund had a fiscal year end of September 30. Following the reorganization, the Fund changed its fiscal year end to October 31.


                                                        Financial highlights  49

JANUS SMALL CAP VALUE FUND - INVESTOR SHARES(1)
----------------------------------------------------------------------------------------------------------------
                                                      Years or Periods                               Year ended
                                                      ended October 31                              September 30
                                   2006        2005        2004       2003(2)      2003(3)              2002
 NET ASSET VALUE, BEGINNING OF
  PERIOD                          $31.16      $32.98      $28.63      $23.07       $21.96              $24.49
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/(loss)       0.39        0.29        0.31        0.09         0.03                0.06
 Net gain/(loss) on securities
  (both realized and unrealized)    3.49        3.16        4.16        5.47         2.07              (0.16)
 Total from investment
  operations                        3.88        3.45        4.47        5.56         2.10              (0.10)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
  income)                         (0.30)      (0.31)      (0.12)          --       (0.03)              (0.18)
 Distributions (from capital
  gains)                          (4.45)      (4.96)          --          --       (0.96)              (2.25)
 Payment from affiliate               --(4)       --(4)       --(4)       --           --                  --
 Total distributions and other    (4.75)      (5.27)      (0.12)          --       (0.99)              (2.43)
 NET ASSET VALUE, END OF PERIOD   $30.29      $31.16      $32.98      $28.63       $23.07              $21.96
 Total return(5)                  13.71%(6)   11.34%(6)   15.65%(6)   24.15%        9.56%             (2.52)%
 Net assets, end of period (in
  millions)                       $1,153      $1,338      $1,481      $1,658       $1,477              $1,461
 Average net assets for the
  period (in millions)            $1,260      $1,440      $1,630      $1,575       $1,457                 N/A
 Ratio of gross expenses to
  average net assets(7)(8)         1.01%       1.00%       1.02%       1.10%        1.14%(9)(10)        1.17%(10)
 Ratio of net expenses to
  average net assets(7)            1.00%       0.99%       1.02%       1.10%        1.13%(9)(10)          N/A
 Ratio of net investment income/
  (loss) to average net
  assets(7)                        1.26%       0.84%       0.91%       0.63%        0.22%               0.20%
 Portfolio turnover rate(7)          62%         44%         50%         60%          45%                 39%
----------------------------------------------------------------------------------------------------------------


 (1) Berger Small Cap Value Fund prior to reorganization.
 (2) Fiscal period May 1, 2003 through October 31, 2003.
 (3) Fiscal period October 1, 2002 through April 30, 2003.
 (4) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
 (5) Total return is not annualized for periods of less than one full year.
 (6) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
 (7) Annualized for periods of less than one full year.

 (8) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.

 (9) Certain prior year amounts have been reclassified to conform to current year presentation.
(10) The ratio was 1.20% in 2003 and 1.17% for 2002 before waiver of certain fees incurred by the Fund.

 50  Janus Small Cap Value Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.


   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.


   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

                                                Glossary of investment terms  51

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."



   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.


   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

 52 Janus Small Cap Value Fund prospectus may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

                                                Glossary of investment terms  53

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

 54 Janus Small Cap Value Fund prospectus the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

                                                Glossary of investment terms  55

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

 56 Janus Small Cap Value Fund prospectus indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.


   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.


   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  57

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting a Janus representative at 1-800-525-3713. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  PO Box 173375
                                  Denver, CO 80217-3375
                                  1-800-525-3713

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                           JANUS SMALL CAP VALUE FUND
                              INSTITUTIONAL SHARES
                            CLOSED TO NEW INVESTORS

                                   Prospectus

     Although the Fund is closed to new investors, current investors may continue to invest in the Fund, as outlined in the Shareholder's Guide to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Guide. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

(JANUS LOGO)


                        This Prospectus describes Janus Small Cap Value Fund (the "Fund") a series of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to the Fund. The Fund is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins").



                        The Fund currently offers two classes of shares, with the Institutional Shares being offered by this Prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Small Cap Value Fund - Institutional Shares........    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    7
       Risks....................................................    8
       Frequently asked questions about certain risks...........    9
       General portfolio policies...............................   11

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   15
       Management expenses......................................   16
       Subadviser...............................................   17
       Investment personnel.....................................   17

    OTHER INFORMATION...........................................   18

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   22
       Purchases................................................   24
       Tax-deferred accounts....................................   25
       Exchanges................................................   25
       Redemptions..............................................   26
       Excessive trading........................................   28
       Shareholder account policies.............................   32

    DISTRIBUTIONS AND TAXES.....................................   34

    FINANCIAL HIGHLIGHTS........................................   37

    GLOSSARY OF INVESTMENT TERMS................................   39

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS SMALL CAP VALUE FUND - INSTITUTIONAL SHARES

   Janus Small Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS SMALL CAP VALUE FUND seeks capital appreciation.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's portfolio managers. The Fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2006, they ranged from approximately $92 million to $3.0 billion.


   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

   The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow, or business franchise
   - products and services that give them a competitive advantage
   - quality balance sheets and strong management

   The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation.

 2  Janus Small Cap Value Fund prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Small Cap Value Fund - Institutional Shares were transferred to Janus Small Cap Value Fund - Institutional Shares. The performance information provided for periods prior to April 21, 2003 is for Berger Small Cap Value Fund - Institutional Shares, the predecessor to Janus Small Cap Value Fund - Institutional Shares.


   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                          Risk/return summary  3

   JANUS SMALL CAP VALUE FUND(1) - INSTITUTIONAL SHARES



    Annual returns for periods ended 12/31
                 36.93%  1.83%  14.69%  27.16%  20.42%  (15.33)%  37.18%  13.80%  9.14%  12.57%
                  1997   1998    1999    2000    2001     2002     2003    2004   2005   2006

    Best Quarter:  4th-2001 24.78%    Worst Quarter:  3rd-2002 (22.47)%



                                     Average annual total return for periods ended 12/31/06
                                     ------------------------------------------------------
                                                              1 year    5 years    10 years
      Janus Small Cap Value Fund - Institutional Shares
        Return Before Taxes                                    12.57%     10.18%     14.80%
        Return After Taxes on Distributions                     8.92%      8.12%     12.38%
        Return After Taxes on Distributions and Sale of
          Fund Shares(2)                                       11.19%      8.34%     12.08%
      Russell 2000(R) Value Index(3)                           23.48%     15.37%     13.27%
        (reflects no deduction for expenses, fees, or
          taxes)
                                                             ------------------------------



   (1) The Fund's performance reflects the effect of expense waivers in 2003, 2004, 2005, and 2006. Without the effect of these expense waivers, the performance shown would have been lower.


   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (3) The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.


   After-tax returns are calculated using distributions for Janus Small Cap Value Fund - Institutional Shares for the period April 21, 2003 to December 31, 2006 and for Berger Small Cap Value Fund - Institutional Shares for periods prior to April 21, 2003. If Janus Small Cap Value
   Fund - Institutional Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Small Cap Value Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Institutional Shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006. Contractual waivers agreed to by Janus Services LLC are included under "Net Annual Fund Operating Expenses."

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.


   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.


                                                          Risk/return summary  5

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................  None
   Redemption fee..............................................  None
   Exchange fee................................................  None


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                        Acquired   Total Annual
                                                        Fund(4)        Fund                    Net Annual
                             Management      Other      Fees and    Operating     Expense    Fund Operating
                               Fee(2)     Expenses(3)   Expenses   Expenses(5)    Waivers     Expenses(5)
  Janus Small Cap Value
    Fund - Institutional
    Shares                     0.72%         0.26%       0.03%        1.01%        0.17%         0.84%


  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
 (2) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.
 (3) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

 (4) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.


 (5) All expenses are stated both with and without contractual expense waivers by Janus Services LLC. Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund's Institutional Shares to the level indicated until March 1, 2008.

 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Small Cap Value Fund - Institutional Shares       $ 103     $ 322     $ 558    $ 1,236


 6  Janus Small Cap Value Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.


   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.


FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   The Fund's portfolio managers primarily invest in the common stocks of small companies whose stock prices are believed to be undervalued.

   The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

   The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flows, or business franchise

   - products and services that give them a competitive advantage

   - quality balance sheets and strong management

   The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. The portfolio managers may sell a Fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

                                    Principal investment strategies and risks  7

3. WHAT IS A "SPECIAL SITUATION"?


   The Fund may invest in special situations or turnarounds. A special situation arises when the portfolio managers believe that the securities of an issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Fund.


5. HOW DO THE PORTFOLIO MANAGERS FOR THE FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?


   A company may be undervalued when, in the opinion of the Fund's portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general

 8 Janus Small Cap Value Fund prospectus market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.


FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

                                    Principal investment strategies and risks  9

2. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

   If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of the Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

3. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - currency risk

   - political and economic risk

   - regulatory risk

   - market risk

   - transaction costs

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Ratings Service ("Standard & Poor's"), Fitch, Inc. ("Fitch"), and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's) or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of

 10 Janus Small Cap Value Fund prospectus judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

5. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

6. THE FUND NORMALLY INVESTS AT LEAST 80% OF ITS EQUITY ASSETS IN SECURITIES OF SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because the Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

                                   Principal investment strategies and risks  11

   CASH POSITION

   The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (20% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)


   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

 12  Janus Small Cap Value Fund prospectus

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS

   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

                                   Principal investment strategies and risks  13

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio managers. Changes are made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

 14  Janus Small Cap Value Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER


   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is responsible for the day-to-day management of the Fund's investment portfolio. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Fund.


   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.


   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.


   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to

                                                      Management of the Fund  15
   which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. The Fund pays Perkins a subadvisory fee directly for managing the Fund.


   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital based on the Fund's average net assets. Under the advisory agreement with Janus Capital and the subadvisory agreement with Perkins, the Fund paid management fees to Janus Capital and Perkins. The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by the Fund.



                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   Janus Small Cap Value Fund    All Asset Levels           0.72                  0.71
---------------------------------------------------------------------------------------------



   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement and subadvisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.


   ADMINISTRATIVE SERVICES FEE

   Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of the Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

 16  Janus Small Cap Value Fund prospectus

SUBADVISER


   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to the Fund, and has served in such capacity since the Fund's inception. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


INVESTMENT PERSONNEL

PERKINS PORTFOLIO MANAGERS

ROBERT H. PERKINS
--------------------------------------------------------------------------------
     is lead Co-Manager of Janus Small Cap Value Fund, and he co-managed the Fund's predecessor since its inception in 1985. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. He holds a Bachelor of Science degree in Business from Miami University.
     Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund, and as lead Co-Manager, exercises final decision-making authority over the Fund as necessary.

TODD H. PERKINS
--------------------------------------------------------------------------------
     is Co-Manager of Janus Small Cap Value Fund. Mr. Perkins has been Co-Manager of the Fund since February 2004. He joined Perkins in 1998 as head trader and research analyst. Mr. Perkins holds a Bachelor of Arts degree in Communications from DePaul University. Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the Fund's Statement of Additional Information.

                                                      Management of the Fund  17

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   Janus Small Cap Value Fund currently offers two classes of shares, both of which are closed to new investors. However, current investors of the Fund may continue to invest in the Fund and/or open new Fund accounts. This Prospectus only describes Institutional Shares of Janus Small Cap Value Fund, which are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Investor Shares of Janus Small Cap Value Fund are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information about Investor Shares, please call 1-800-525-3713.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al.,


 18  Janus Small Cap Value Fund prospectus

   U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.



   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.



   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH;


                                                           Other information  19

   Michael Fleisher, et al. v. Janus Capital Management, LLC,
   04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.



   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 20  Janus Small Cap Value Fund prospectus

                           JANUS SMALL CAP VALUE FUND
                              INSTITUTIONAL SHARES

                              Shareholder's Guide

                                       CLOSED TO NEW INVESTORS

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

   Although the Fund is closed to new investors, current investors who meet the criteria outlined in this Shareholder's Guide may continue to invest in the Fund. You may be asked to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. The Fund may resume sales of its shares to new investors at some future date, but it has no present intention to do so.

   THE FUND MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets. All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in

 22 Janus Small Cap Value Fund prospectus which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and
   (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the

                                                         Shareholder's guide  23
   failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES


   Although the Fund is closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."



   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.


   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.


   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


   MINIMUM INVESTMENT REQUIREMENTS

   The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

 24  Janus Small Cap Value Fund prospectus

TAX-DEFERRED ACCOUNTS


   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV. The money market funds reserve the right to require exchange requests prior to these times on days when the bond market or the NYSE close early.

   - You may generally exchange Institutional Shares of the Fund only for Institutional Shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.


   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")



   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."


   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into

                                                         Shareholder's guide  25
     the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


REDEMPTIONS

   REMEMBER THAT THE FUND IS CLOSED TO NEW INVESTORS. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS SHAREHOLDER'S GUIDE, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE FUND.


   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.


   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather

 26 Janus Small Cap Value Fund prospectus than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

CLOSED FUND POLICIES


   The Fund has discontinued sales of its shares because Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and financial intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. Investors who meet certain criteria described below, however, may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.



   Investors who meet the following criteria may be able to invest in the Fund:
   (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) discretionary investment advisers may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether they invested in such Fund prior to its closing; (v) Janus Capital encourages its employees to own shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Funds may also open new accounts in the closed Fund; (vi) sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers;


                                                         Shareholder's guide  27
   and (vii) in the case of certain mergers or reorganizations, retirement plans may add the closed Fund as an investment option. Such mergers, reorganizations, acquisitions, or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In addition, new accounts may be permitted in the Fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the Fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES


   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.


   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

 28  Janus Small Cap Value Fund prospectus

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

                                                         Shareholder's guide  29

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the

 30  Janus Small Cap Value Fund prospectus

   Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.


   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns,

                                                         Shareholder's guide  31
   are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.


   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.


SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive

 32 Janus Small Cap Value Fund prospectus compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  33

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

 34  Janus Small Cap Value Fund prospectus

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under

                                                     Distributions and taxes  35

   Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.


 36  Janus Small Cap Value Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The financial highlights table is intended to help you understand the Fund's financial performance. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).


   The information for the Fund has been derived from the financial statements of Berger Small Cap Value Fund, which was reorganized into the Fund on April 21, 2003. Berger Small Cap Value Fund had a fiscal year end of September 30. Following the reorganization, the Fund changed its fiscal year end to October 31.


                                                        Financial highlights  37

JANUS SMALL CAP VALUE FUND - INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------------------------------------
                                             Years or Periods                                      Year ended
                                             ended October 31                                     September 30
                                 2006        2005        2004       2003(2)      2003(3)              2002
 NET ASSET VALUE, BEGINNING OF
  PERIOD                        $31.38      $33.19      $28.82       $23.18       $22.08             $24.58
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/(loss)     0.54        0.37        0.39         0.13         0.07               0.12
 Net gain/(loss) on securities
  (both realized and
  unrealized)                     3.43        3.17        4.18         5.51         2.06             (0.13)
 Total from investment
  operations                      3.97        3.54        4.57         5.64         2.13             (0.01)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net
  investment income)            (0.36)      (0.39)      (0.20)           --       (0.07)             (0.24)
 Distributions (from capital
  gains)                        (4.45)      (4.96)          --           --       (0.96)             (2.25)
 Payment from affiliate             --(4)       --(4)       --           --           --                 --
 Total distributions and other  (4.81)      (5.35)      (0.20)           --       (1.03)             (2.49)
 NET ASSET VALUE, END OF
  PERIOD                        $30.54      $31.38      $33.19       $28.82       $23.18             $22.08
 Total return(5)                13.93%(6)   11.57%(6)   15.91%       24.23%        9.74%            (2.13)%
 Net assets, end of period (in
  millions)                       $924      $1,186      $1,400       $1,497       $1,287             $1,223
 Average net assets for the
  period (in millions)          $1,093      $1,323      $1,487       $1,455       $1,246                N/A
 Ratio of gross expenses to
  average net assets(7)(8)       0.80%(9)    0.79%(9)    0.81%(9)     0.82%(9)     0.87%(10)          0.82%
 Ratio of net expenses to
  average net assets(7)          0.79%       0.79%       0.81%        0.82%        0.87%(10)          0.82%
 Ratio of net investment
  income/ (loss) to average
  net assets(7)                  1.51%       1.05%       1.12%        0.91%        0.48%              0.53%
 Portfolio turnover rate(7)        62%         44%         50%          60%          45%                39%
--------------------------------------------------------------------------------------------------------------


 (1) Berger Small Cap Value Fund prior to reorganization.
 (2) Fiscal period May 1, 2003 through October 31, 2003.
 (3) Fiscal period October 1, 2002 through April 30, 2003.
 (4) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
 (5) Total return is not annualized for periods of less than one full year.

 (6) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

 (7) Annualized for periods of less than one full year.

 (8) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


 (9) The ratio was 0.97% in 2006, 0.96% in 2005, 0.99% in 2004, and 1.10% in
     2003 before waiver of certain fees incurred by the Fund.

(10) Certain prior year amounts have been reclassified to conform to current year presentation.

 38  Janus Small Cap Value Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.


   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.


   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

                                                Glossary of investment terms  39

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."



   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.


   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

 40 Janus Small Cap Value Fund prospectus may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

                                                Glossary of investment terms  41

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

 42 Janus Small Cap Value Fund prospectus the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

                                                Glossary of investment terms  43

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

 44 Janus Small Cap Value Fund prospectus indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.


   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.


   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  45

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                               JANUS TWENTY FUND
                            CLOSED TO NEW INVESTORS

                                   Prospectus

     ELIMINATE PAPER MAIL. Set up e-Delivery of prospectuses, annual reports, and statements at WWW.JANUS.COM.

     Although the Fund is closed to new investors, current investors may continue to invest in the Fund, as outlined in the Shareholder's Manual to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Manual. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing directly with the Fund.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Twenty Fund........................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    6
       Risks....................................................    7
       Frequently asked questions about certain risks...........    8
       General portfolio policies...............................   10

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   14
       Management expenses......................................   15
       Investment personnel.....................................   16

    OTHER INFORMATION...........................................   17

    SHAREHOLDER'S MANUAL
       Doing business with Janus................................   22
       Minimum investments......................................   23
       Types of account ownership...............................   23
       To open an account or buy shares.........................   26
       To exchange shares.......................................   27
       To sell shares...........................................   27
       Excessive trading........................................   32
       Shareholder services and account policies................   41

    DISTRIBUTIONS AND TAXES.....................................   45

    FINANCIAL HIGHLIGHTS........................................   48

    GLOSSARY OF INVESTMENT TERMS................................   50

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS TWENTY FUND

   Janus Twenty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS TWENTY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

 2 Janus Twenty Fund prospectus

   The Fund is classified as nondiversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a Fund that is classified as diversified.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                          Risk/return summary  3

   JANUS TWENTY FUND


    Annual returns for periods ended 12/31
            29.70%  73.39%  64.90%  (32.42)%  (29.20)%  (24.02)%  25.31%  23.89%  9.42%  12.30%
             1997    1998    1999     2000      2001      2002     2003    2004   2005   2006

    Best Quarter:  4th-1999 38.35%    Worst Quarter:  4th-2000 (25.42)%



                                       Average annual total return for periods ended 12/31/06
                                       ------------------------------------------------------
                                                                              Since Inception
                                              1 year    5 years    10 years      (4/30/85)
    Janus Twenty Fund
      Return Before Taxes                      12.30%      7.71%      9.91%        13.42%
      Return After Taxes on Distributions      12.20%      7.60%      9.18%        11.60%
      Return After Taxes on Distributions
        and Sale of Fund Shares(1)              8.13%      6.63%      8.45%        11.09%
    Russell 1000(R) Growth Index(2)             9.07%      2.69%      5.44%        11.26%
      (reflects no deduction for expenses,
        fees, or taxes)
    S&P 500(R) Index(3)                        15.80%      6.19%      8.42%        12.70%
      (reflects no deduction for expenses,
        fees, or taxes)
                                             ---------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4 Janus Twenty Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.


   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................  None
   Redemption fee..............................................  None(1)
   Exchange fee................................................  None


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                     Management    Other     Acquired Fund(3)    Total Annual Fund
                                       Fee(2)     Expenses   Fees and Expenses   Operating Expenses
  Janus Twenty Fund                    0.64%       0.25%           0.03%               0.92%


  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) The Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to the section "Payment of Redemption Proceeds" in this Prospectus.
 (2) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.

 (3) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Twenty Fund                                       $ 94      $ 293     $ 509    $ 1,131


                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.


   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.


FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The Fund's portfolio manager generally takes a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.


   Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio manager seeks companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

 6 Janus Twenty Fund prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?


   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Although the Fund does not emphasize investments in companies of any particular size, a fund with a larger asset base is more likely to invest in larger, more established issuers.


RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.


                                    Principal investment strategies and risks  7

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW DOES THE FUND'S NONDIVERSIFICATION CLASSIFICATION AFFECT THE FUND'S RISK PROFILE?

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund. Since the Fund normally invests primarily in a core portfolio of 20-30 common stocks, this risk may be increased.

2. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

3. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

 8 Janus Twenty Fund prospectus

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Ratings Service ("Standard & Poor's"), Fitch, Inc. ("Fitch"), and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's) or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the

                                    Principal investment strategies and risks  9
   security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

5. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

6. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

 10 Janus Twenty Fund prospectus

   CASH POSITION

   The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)


   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

                                   Principal investment strategies and risks  11

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS

   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

 12 Janus Twenty Fund prospectus

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

                                   Principal investment strategies and risks  13

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER


   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Fund.


   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.


   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.


   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual

 14  Janus Twenty Fund prospectus
   funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.


   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital based on the Fund's average net assets.



                                                                              Actual Investment
                                                           Contractual        Advisory Fee (%)
                                    Average Daily      Investment Advisory     (for the fiscal
                                      Net Assets             Fee (%)             year ended
Fund Name                              of Fund            (annual rate)       October 31, 2006)
-----------------------------------------------------------------------------------------------
   Janus Twenty Fund               All Asset Levels           0.64                  0.63
-----------------------------------------------------------------------------------------------



   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting a Janus representative at 1-800-525-3713. The reports are also available, free of charge, on www.janus.com.


                                                      Management of the Fund  15

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Twenty Fund, which he has managed since August 1997. He is also Portfolio Manager of other Janus accounts. Mr. Schoelzel joined Janus Capital in 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's portfolio manager is included in the Fund's Statement of Additional Information.

 16  Janus Twenty Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.


   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and

                                                           Other information  17

   (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.



   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.



   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.



   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the


 18  Janus Twenty Fund prospectus

   U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  19

--------------------------------------------------------------------------------

                               JANUS TWENTY FUND

                              Shareholder's Manual

                                       CLOSED TO NEW INVESTORS

                                       This Shareholder's Manual is
                                       for those shareholders
                                       investing directly with the
                                       Fund. This section will help
                                       you become familiar with the
                                       different types of accounts
                                       you can establish with Janus.
                                       It also explains in detail
                                       the wide array of services
                                       and features you can
                                       establish on your account, as
                                       well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

Although the Fund is closed to new investors, current investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares to new investors at some future date, but it has no present intention to do so.

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON www.janus.com* YOU CAN:

- Open the following types of accounts: individual, joint, UGMA/UTMA, Traditional and Roth IRAs, Simplified Employee Pension ("SEP") IRAs, and Coverdell Education Savings Accounts

- Review your account or your complete portfolio

- Buy, exchange, and sell Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly, and year-end statements, semiannual and annual reports, prospectuses, and tax forms

* Certain account or transaction types may be restricted from being processed through www.janus.com. If you would like more information about these restrictions, please contact a Janus representative.
JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
720 S. Colorado Blvd., Suite 290A
Denver, CO 80246-1929

 22  Janus Twenty Fund prospectus

MINIMUM INVESTMENTS*

    To open a new regular Fund account                         $2,500

    To open a new UGMA/UTMA account, Coverdell Education
    Savings Account, or a retirement Fund account
      - without an automatic investment program                $1,000
      - with an automatic investment program of $100 per
        month                                                  $  500

    To add to any existing type of Fund account                $  100


   * The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, 403(b)(7) accounts, Janus prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SAR SEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of Janus Capital, its wholly-owned subsidiaries, and INTECH may open Fund accounts for $100.


   MINIMUM INVESTMENT REQUIREMENTS
   Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to deduct an annual $25 minimum balance fee per Fund account with values below the minimums described under "Minimum Investments" or to close Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You may receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

TYPES OF ACCOUNT OWNERSHIP

   INDIVIDUAL OR JOINT OWNERSHIP

   Individual accounts are owned by one person. Joint accounts have two or more owners. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   TRUST

   An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the application. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


                                                        Shareholder's manual  23

   BUSINESS ACCOUNTS

   Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


TAX-DEFERRED ACCOUNTS


   If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   INVESTING FOR YOUR RETIREMENT

   Please visit www.janus.com or call a Janus representative for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

   TRADITIONAL AND ROTH IRAS

   Both IRAs allow most individuals with earned income to contribute up to the lesser of $4,000 or 100% of compensation for tax years 2006 and 2007. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits for the tax years 2006 and 2007. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   SIMPLIFIED EMPLOYEE PENSION (SEP) IRAS

   This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


 24  Janus Twenty Fund prospectus

   PROFIT SHARING OR MONEY PURCHASE PENSION PLAN

   These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. For more information regarding general policies and exceptions, refer to "Closed Fund Policies."


   SECTION 403(b)(7) PLAN

   Employees of educational organizations or other qualifying tax-exempt organizations may be eligible to participate in a Section 403(b)(7) plan. For more information regarding general policies and exceptions, refer to "Closed Fund Policies."


ACCOUNTS FOR THE BENEFIT OF A CHILD

   CUSTODIAL ACCOUNTS (UGMA OR UTMA)

   An UGMA/UTMA account is a custodial account managed for the benefit of a minor. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   COVERDELL EDUCATION SAVINGS ACCOUNT

   This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   Although the Fund is closed, investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Fund. You may be asked to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Eligible investors should refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

                                                        Shareholder's manual  25

 TO OPEN AN ACCOUNT OR BUY SHARES

 ALTHOUGH THE FUND IS CLOSED TO NEW INVESTORS, IF YOU ARE A CURRENT FUND SHAREHOLDER, YOU MAY CONTINUE TO PURCHASE FUND SHARES THROUGH YOUR EXISTING FUND ACCOUNTS AND TO REINVEST DIVIDENDS AND CAPITAL GAINS IN SUCH ACCOUNTS.

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may buy shares in an existing Fund account if you are a current Fund shareholder. You may elect to have Janus electronically withdraw funds from your designated bank account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. A real-time confirmation of your transaction will be provided via www.janus.com.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus representative during normal business hours. Janus will electronically withdraw funds from your designated bank account.

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATED INVESTMENTS
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.
 -------------------------------------------------------------------------------
 Note: For more information, refer to "Paying for Shares."

 26  Janus Twenty Fund prospectus

    TO EXCHANGE SHARES                    TO SELL SHARES
    --------------------------------      --------------------------------



    REMEMBER THAT THE FUND IS CLOSED TO NEW INVESTORS. UNLESS YOU MEET THE
    CRITERIA SPECIFIED IN THIS SHAREHOLDER'S MANUAL, ONCE YOU CLOSE YOUR
    ACCOUNT, YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE FUND.



    ONLINE AT www.janus.com               ONLINE AT www.janus.com
    --------------------------------      --------------------------------
    - Exchanges may be made online        - Redemptions may be made online
      at www.janus.com.                     at www.janus.com.



    BY TELEPHONE                          BY TELEPHONE
    --------------------------------      --------------------------------
    - Generally all accounts are          - Generally all accounts are
      automatically eligible to             automatically eligible to sell
      exchange shares by telephone.         shares by telephone. To sell
      To exchange all or a portion          all or a portion of your
      of your shares into any other         shares, call Janus
      available Janus fund, call            XpressLine(TM) or a Janus
      Janus XpressLine(TM) or a             representative. The Fund
      Janus representative.                 reserves the right to limit
                                            the dollar amount that you may
                                            redeem from your account by
                                            telephone.



    BY MAIL/IN WRITING                    BY MAIL/IN WRITING
    --------------------------------      --------------------------------
    - To request an exchange in           - To request a redemption in
      writing, please follow the            writing, please follow the
      instructions in "Written              instructions in "Written
      Instructions."                        Instructions."



    BY SYSTEMATIC EXCHANGE                BY SYSTEMATIC REDEMPTION
    --------------------------------      --------------------------------
    - You determine the amount of         - This program allows you to
      money you would like automati-        sell shares worth a specific
      cally exchanged from one Fund         dollar amount from your Fund
      account to another on any day         account on a regular basis.
      of the month.
    --------------------------------      --------------------------------
     Note: For more information,           Note: For more information,
           refer to "Exchanges."                 refer to "Payment of
                                                 Redemption Proceeds."

                                                        Shareholder's manual  27

PAYING FOR SHARES

   Please note the following when purchasing shares:


   - Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.


   - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted Canadian bank.

   - When purchasing shares through the Automatic Investment Program, if no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Investment Program will be discontinued.

   - We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Fund by submitting good funds via another method accepted by the Fund (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.


   - The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."



   - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Money Market Fund-Investor Shares ("Janus Money Market Fund"). For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus to (i) buy shares of another Janus fund or (ii) sell shares of Janus Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of Janus Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund,


 28  Janus Twenty Fund prospectus
     or your money will be invested in Janus Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from Janus Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under "Policies in Relation to Transactions."


   - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

   - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGES

   Please note the following when exchanging shares:


   - An exchange represents the redemption (or sale) of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.


   - You may generally exchange shares of a Fund for shares of any fund in the Trust.


   - New regular Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")



   - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")



   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an


                                                        Shareholder's manual  29
     annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


   - Exchanges between existing Janus fund accounts must meet the $100 subsequent investment requirement.

   - For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.


   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


   - With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."


   - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

   Note: For the fastest and easiest way to exchange shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

 30  Janus Twenty Fund prospectus

CLOSED FUND POLICIES


   The Fund has discontinued sales of its shares because Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and financial intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. Investors who meet certain criteria described below, however, may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.



   Investors who meet the following criteria may be able to invest in the Fund:
   (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) discretionary investment advisers may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether they invested in such Fund prior to its closing; (v) Janus Capital encourages its employees to own shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Funds may also open new accounts in the closed Fund; (vi) Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds) may invest in the Fund; and (vii) in the case of certain mergers or reorganizations, retirement plans may add the closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add


                                                        Shareholder's manual  31
   the Fund as an investment option under its retirement plan. In addition, new accounts may be permitted in the Fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the Fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES


   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.


   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

 32  Janus Twenty Fund prospectus

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

                                                        Shareholder's manual  33

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's

 34  Janus Twenty Fund prospectus
   identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

PAYMENT OF REDEMPTION PROCEEDS

   BY ELECTRONIC TRANSFER - Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.

   - NEXT DAY WIRE TRANSFER - Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). Wire transfers will be charged a fee for each wire and your bank may charge an additional fee to receive the wire.

   - ACH (AUTOMATED CLEARING HOUSE) TRANSFER - Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.

   BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

   BY SYSTEMATIC REDEMPTION - If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.

                                                        Shareholder's manual  35

   GENERALLY, ORDERS TO SELL SHARES MAY BE INITIATED AT ANY TIME ON www.janus.com, BY TELEPHONE, OR IN WRITING. CERTAIN TAX-DEFERRED ACCOUNTS MAY REQUIRE A WRITTEN REQUEST. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR AUTOMATED INVESTMENT, THE FUND CAN DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. UNLESS YOU PROVIDE ALTERNATE INSTRUCTIONS, YOUR PROCEEDS WILL BE INVESTED IN THE INVESTOR SHARES CLASS OF JANUS MONEY MARKET FUND DURING THE 15-DAY HOLD PERIOD.


   Note: For the fastest and easiest way to redeem shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

WRITTEN INSTRUCTIONS


   To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus." Please include the following information:



   - the name of the Janus fund(s) being redeemed or exchanged;


   - the account number(s);


   - the amount of money or number of shares being redeemed or exchanged;


   - the name(s) on the account;


   - the signature(s) of all registered account owners (refer to account application for signature requirements); and


   - your daytime telephone number.

SIGNATURE GUARANTEE

   A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

   - You request a redemption by check above a certain dollar amount.

   - You would like a check made payable to anyone other than the shareholder(s) of record.

   - You would like a check mailed to an address that has been changed within 10 days of the redemption request.

   - You would like a check mailed to an address other than the address of record.

   - You would like your redemption proceeds sent to a bank account other than a bank account of record.

 36  Janus Twenty Fund prospectus

   THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

   A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

   - It does not appear valid or in good form.

   - The transaction amount exceeds the surety bond limit of the signature guarantee.

   - The guarantee stamp has been reported as stolen, missing, or counterfeit.

   HOW TO OBTAIN A SIGNATURE GUARANTEE

   A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

   If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading

                                                        Shareholder's manual  37
   session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Policies in Relation to Transactions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in

 38  Janus Twenty Fund prospectus
   funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   POLICIES IN RELATION TO TRANSACTIONS

   EXCHANGES - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV. The money market funds reserve the right to require exchange requests prior to these times on days when the bond market or the NYSE close early.


   OTHER TRANSACTIONS - All phone and written requests, including but not limited to, purchases by check or automated investment, wire transfers, and ACH transfer, must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE in order to receive the NAV calculated at that time. Transactions involving funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.


AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.


   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are

                                                        Shareholder's manual  39
   generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top five portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.


   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-3713 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are delivered to shareholders and are also available at www.janus.com.


 40  Janus Twenty Fund prospectus

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

   TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

   You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.


   A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   TAXPAYER IDENTIFICATION NUMBER

   On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

   INVOLUNTARY REDEMPTIONS

   The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund. This includes, but is not limited to, accounts that the Fund or its agent believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.

   ONLINE AND TELEPHONE TRANSACTIONS

   You may initiate many transactions through www.janus.com or by calling Janus XpressLine(TM). You may also contact a Janus representative. Generally all new

                                                        Shareholder's manual  41
   accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit www.janus.com or call a Janus representative. The Fund and its agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

   Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

   Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus representative by telephone. If you are unable to reach a Janus representative by telephone, please consider visiting www.janus.com, calling Janus XpressLine(TM), or sending written instructions.

   DISTRIBUTIONS

   Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit www.janus.com, call a Janus representative, or send a written request signed by the shareholder(s) of record.


   If you receive Fund distributions from an open non-retirement Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, upon return of the follow up mailing the distribution check will be reinvested in your open Fund account at the next calculated NAV. Your non-retirement Fund account distribution checks will also be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


   TEMPORARY SUSPENSION OF SERVICES

   The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Fund may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Fund may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and

 42  Janus Twenty Fund prospectus

   Exchange Commission. The exchange privilege may also be suspended in these circumstances.

   ADDRESS CHANGES

   For the easiest way to change the address on your account, visit www.janus.com. You may also call a Janus representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

   REGISTRATION CHANGES

   To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit www.janus.com or call a Janus representative for further instructions.

   BANK ACCOUNT CHANGES

   For the easiest way to change your bank account of record or add new bank account information to your account, visit www.janus.com. You may also send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at www.janus.com for purchases only. Certain tax-deferred accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at www.janus.com or over the telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Fund account.

   STATEMENTS, REPORTS, AND PROSPECTUSES

   We will send you quarterly confirmations of all transactions. You may elect on www.janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on www.janus.com, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Fund reserves the right to charge a fee for additional account statement requests.

   The Fund produces financial reports that include a complete list of the Fund's portfolio holdings semiannually, and updates its prospectus annually. You may elect to receive these reports and prospectus updates electronically on www.janus.com.

                                                        Shareholder's manual  43

   Unless you instruct Janus otherwise by contacting a Janus representative, the Fund will mail only one report or prospectus to your address of record ("household"), even if more than one person in your household has a Fund account. This process, known as "householding," reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus representative or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Fund receives your instructions.


 44  Janus Twenty Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

                                                     Distributions and taxes  45

DISTRIBUTION OPTIONS

   When you open an account it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to www.janus.com, by calling a Janus representative, or by writing the Fund at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Fund offers the following options:

   REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

   CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

   REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

   REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.


   The Fund reserves the right to reinvest undeliverable and uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to "Distributions."


TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders

 46 Janus Twenty Fund prospectus
   depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.


                                                     Distributions and taxes  47

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

 48 Janus Twenty Fund prospectus

JANUS TWENTY FUND
-----------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                    2006        2005        2004        2003         2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $47.63      $39.60      $34.06      $30.47        $36.31
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        0.32        0.10        0.03        0.17          0.21
 Net gain/(loss) on securities (both realized and
  unrealized)                                        5.08        7.94        5.68        3.63        (5.71)
 Total from investment operations                    5.40        8.04        5.71        3.80        (5.50)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)            (0.10)      (0.01)      (0.17)      (0.21)        (0.34)
 Distributions (from capital gains)                    --          --          --          --            --
 Payment from affiliate                                --(1)       --(1)       --(1)       --            --
 Total distributions and other                     (0.10)      (0.01)      (0.17)      (0.21)        (0.34)
 NET ASSET VALUE, END OF PERIOD                    $52.93      $47.63      $39.60      $34.06        $30.47
 Total return                                      11.35%(2)   20.31%(2)   16.85%(2)   12.60%      (15.35)%
 Net assets, end of period (in millions)           $9,582      $9,613      $9,023      $9,821       $10,107
 Average net assets for the period (in millions)   $9,512      $9,459      $9,320      $9,749       $12,573
 Ratio of gross expenses to average net assets(3)   0.88%(4)    0.86%       0.89%       0.88%         0.84%
 Ratio of net expenses to average net assets        0.87%(4)    0.86%       0.89%       0.88%         0.83%
 Ratio of net investment income/(loss) to average
  net assets                                        0.60%       0.21%       0.06%       0.52%         0.56%
 Portfolio turnover rate                              41%         44%         14%         44%           53%
-----------------------------------------------------------------------------------------------------------


(1) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


(4) The ratio of gross expenses to average net assets and ratio of net expenses to average net assets includes dividends on short positions. The ratios would be 0.87% and 0.87%, respectively, without the inclusion of dividends on short positions.


                                                        Financial highlights  49

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.


   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.


   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

 50 Janus Twenty Fund prospectus

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."



   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.


   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

                                                Glossary of investment terms  51
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

 52 Janus Twenty Fund prospectus

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

                                                Glossary of investment terms  53
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

 54 Janus Twenty Fund prospectus

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

                                                Glossary of investment terms  55
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.


   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.


   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

 56 Janus Twenty Fund prospectus

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting a Janus representative at 1-800-525-3713. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  PO Box 173375
                                  Denver, CO 80217-3375
                                  1-800-525-3713

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                               JANUS TWENTY FUND
                            CLOSED TO NEW INVESTORS

                                   Prospectus

     Although the Fund is closed to new investors, current investors may continue to invest in the Fund, as outlined in the Shareholder's Guide to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Guide. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Twenty Fund........................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
          strategies............................................    6
       Risks....................................................    7
       Frequently asked questions about certain risks...........    8
       General portfolio policies...............................   10

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   14
       Management expenses......................................   15
       Investment personnel.....................................   16

    OTHER INFORMATION...........................................   17

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   21
       Purchases................................................   23
       Tax-deferred accounts....................................   24
       Exchanges................................................   24
       Redemptions..............................................   25
       Excessive trading........................................   27
       Shareholder account policies.............................   32

    DISTRIBUTIONS AND TAXES.....................................   33

    FINANCIAL HIGHLIGHTS........................................   36

    GLOSSARY OF INVESTMENT TERMS................................   38


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS TWENTY FUND

   Janus Twenty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS TWENTY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

 2  Janus Twenty Fund prospectus

   The Fund is classified as nondiversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a Fund that is classified as diversified.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                          Risk/return summary  3

   JANUS TWENTY FUND


    Annual returns for periods ended 12/31
            29.70%  73.39%  64.90%  (32.42)%  (29.20)%  (24.02)%  25.31%  23.89%  9.42%  12.30%
             1997    1998    1999     2000      2001      2002     2003    2004   2005   2006

    Best Quarter:  4th-1999 38.35%    Worst Quarter:  4th-2000 (25.42)%



                                       Average annual total return for periods ended 12/31/06
                                       ------------------------------------------------------
                                                                              Since Inception
                                              1 year    5 years    10 years      (4/30/85)
    Janus Twenty Fund
      Return Before Taxes                      12.30%      7.71%      9.91%        13.42%
      Return After Taxes on Distributions      12.20%      7.60%      9.18%        11.60%
      Return After Taxes on Distributions
        and Sale of Fund Shares(1)              8.13%      6.63%      8.45%        11.09%
    Russell 1000(R) Growth Index(2)             9.07%      2.69%      5.44%        11.26%
      (reflects no deduction for expenses,
        fees, or taxes)
    S&P 500(R) Index(3)                        15.80%      6.19%      8.42%        12.70%
      (reflects no deduction for expenses,
        fees, or taxes)
                                             ---------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Twenty Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.


   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................  None
   Redemption fee..............................................  None
   Exchange fee................................................  None


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                          Management     Other      Acquired Fund(3)    Total Annual Fund
                                            Fee(2)      Expenses    Fees and Expenses   Operating Expenses
  Janus Twenty Fund                         0.64%        0.25%            0.03%               0.92%


  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
 (2) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.

 (3) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                          1 Year    3 Years    5 Years    10 Years
                                                         -----------------------------------------
  Janus Twenty Fund                                        $ 94      $ 293      $ 509     $ 1,131


                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.


   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.


FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The Fund's portfolio manager generally takes a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.


   Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio manager seeks companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

 6  Janus Twenty Fund prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?


   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Although the Fund does not emphasize investments in companies of any particular size, a fund with a larger asset base is more likely to invest in larger, more established issuers.


RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.


                                    Principal investment strategies and risks  7

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW DOES THE FUND'S NONDIVERSIFICATION CLASSIFICATION AFFECT THE FUND'S RISK PROFILE?

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund. Since the Fund normally invests primarily in a core portfolio of 20-30 common stocks, this risk may be increased.

2. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

3. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

 8  Janus Twenty Fund prospectus

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Ratings Service ("Standard & Poor's"), Fitch, Inc. ("Fitch"), and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's) or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the

                                    Principal investment strategies and risks  9
   security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

5. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

6. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

 10  Janus Twenty Fund prospectus

   CASH POSITION

   The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)


   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

                                   Principal investment strategies and risks  11

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS

   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

 12  Janus Twenty Fund prospectus

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

                                   Principal investment strategies and risks  13

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER


   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Fund.


   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.


   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.


   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual

 14 Janus Twenty Fund prospectus
   funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.


   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital based on the Fund's average net assets.



                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   Janus Twenty Fund             All Asset Levels           0.64                  0.63
---------------------------------------------------------------------------------------------



   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.


                                                      Management of the Fund  15

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Twenty Fund, which he has managed since August 1997. He is also Portfolio Manager of other Janus accounts. Mr. Schoelzel joined Janus Capital in 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's portfolio manager is included in the Fund's Statement of Additional Information.

 16 Janus Twenty Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.


   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and

                                                           Other information  17

   (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.



   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.



   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.



   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the


 18  Janus Twenty Fund prospectus

   U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  19

                               JANUS TWENTY FUND

                              Shareholder's Guide

                                       CLOSED TO NEW INVESTORS

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

   Although the Fund is closed to new investors, current investors who meet the criteria outlined in this Shareholder's Guide may continue to invest in the Fund. You may be asked to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. The Fund may resume sales of its shares to new investors at some future date, but it has no present intention to do so.

   THE FUND MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when

                                                         Shareholder's guide  21
   significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments;
   (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the

 22 Janus Twenty Fund prospectus
   failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES


   Although the Fund is closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."



   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.


   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.


   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

                                                         Shareholder's guide  23

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS


   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV. The money market funds reserve the right to require exchange requests prior to these times on days when the bond market or the NYSE close early.

   - You may generally exchange shares of the Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.


   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


 24 Janus Twenty Fund prospectus

   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."


   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


REDEMPTIONS

   REMEMBER THAT THE FUND IS CLOSED TO NEW INVESTORS. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS SHAREHOLDER'S GUIDE, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE FUND.


   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.


   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

                                                         Shareholder's guide  25

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

CLOSED FUND POLICIES


   The Fund has discontinued sales of its shares because Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and financial intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. Investors who meet certain criteria described below, however, may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.


   Investors who meet the following criteria may be able to invest in the Fund:
   (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) discretionary investment advisers may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include,

 26 Janus Twenty Fund prospectus
   but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether they invested in such Fund prior to its closing; (v) Janus Capital encourages its employees to own shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Funds may also open new accounts in the closed Fund; (vi) Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds) may invest in the Fund; and (vii) in the case of certain mergers or reorganizations, retirement plans may add the closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In addition, new accounts may be permitted in the Fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the Fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.


EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded

                                                         Shareholder's guide  27
   through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.


   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's

 28 Janus Twenty Fund prospectus
   excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does

                                                         Shareholder's guide  29
   not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.


   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are

 30 Janus Twenty Fund prospectus
   generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top five portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.


   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.


                                                         Shareholder's guide  31

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.


   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 32 Janus Twenty Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

                                                     Distributions and taxes  33

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

 34  Janus Twenty Fund prospectus

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.


                                                     Distributions and taxes  35

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

 36  Janus Twenty Fund prospectus

JANUS TWENTY FUND
-----------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                    2006        2005        2004        2003         2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $47.63      $39.60      $34.06      $30.47        $36.31
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        0.32        0.10        0.03        0.17          0.21
 Net gain/(loss) on securities (both realized and
  unrealized)                                        5.08        7.94        5.68        3.63        (5.71)
 Total from investment operations                    5.40        8.04        5.71        3.80        (5.50)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)            (0.10)      (0.01)      (0.17)      (0.21)        (0.34)
 Distributions (from capital gains)                    --          --          --          --            --
 Payment from affiliate                                --(1)       --(1)       --(1)       --            --
 Total distributions and other                     (0.10)      (0.01)      (0.17)      (0.21)        (0.34)
 NET ASSET VALUE, END OF PERIOD                    $52.93      $47.63      $39.60      $34.06        $30.47
 Total return                                      11.35%(2)   20.31%(2)   16.85%(2)   12.60%      (15.35)%
 Net assets, end of period (in millions)           $9,582      $9,613      $9,023      $9,821       $10,107
 Average net assets for the period (in millions)   $9,512      $9,459      $9,320      $9,749       $12,573
 Ratio of gross expenses to average net assets(3)   0.88%(4)    0.86%       0.89%       0.88%         0.84%
 Ratio of net expenses to average net assets        0.87%(4)    0.86%       0.89%       0.88%         0.83%
 Ratio of net investment income/(loss) to average
  net assets                                        0.60%       0.21%       0.06%       0.52%         0.56%
 Portfolio turnover rate                              41%         44%         14%         44%           53%
-----------------------------------------------------------------------------------------------------------


(1) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


(4) The ratio of gross expenses to average net assets and ratio of net expenses to average net assets includes dividends on short positions. The ratios would be 0.87% and 0.87%, respectively, without the inclusion of dividends on short positions.


                                                        Financial highlights  37

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.


   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.


   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

 38  Janus Twenty Fund prospectus

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."



   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.


   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

                                                Glossary of investment terms  39
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

 40  Janus Twenty Fund prospectus

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

                                                Glossary of investment terms  41
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

 42  Janus Twenty Fund prospectus

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

                                                Glossary of investment terms  43
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.


   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.


   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

 44  Janus Twenty Fund prospectus

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                               JANUS VENTURE FUND
                            CLOSED TO NEW INVESTORS

                                   Prospectus

     ELIMINATE PAPER MAIL. Set up e-Delivery of prospectuses, annual reports, and statements at WWW.JANUS.COM.

     Although the Fund is closed to new investors, current investors may continue to invest in the Fund, as outlined in the Shareholder's Manual to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Manual. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing directly with the Fund.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Venture Fund.......................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
          strategies............................................    6
       Risks....................................................    7
       Frequently asked questions about certain risks...........    8
       General portfolio policies...............................   10

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   14
       Management expenses......................................   15
       Investment personnel.....................................   16

    OTHER INFORMATION...........................................   17

    SHAREHOLDER'S MANUAL
       Doing business with Janus................................   22
       Minimum investments......................................   23
       Types of account ownership...............................   23
       To open an account or buy shares.........................   26
       To exchange shares.......................................   27
       To sell shares...........................................   27
       Excessive trading........................................   32
       Shareholder services and account policies................   40

    DISTRIBUTIONS AND TAXES.....................................   44

    FINANCIAL HIGHLIGHTS........................................   47

    GLOSSARY OF INVESTMENT TERMS................................   48


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS VENTURE FUND

   Janus Venture Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS VENTURE FUND seeks capital appreciation.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the Fund's initial purchase continue to be considered small-sized. The Fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

 2 Janus Venture Fund prospectus

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund normally invests at least 50% of its equity assets in securities issued by small-sized companies, which tend to be more volatile than securities issued by larger or more established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                          Risk/return summary  3

   JANUS VENTURE FUND


    Annual returns for periods ended 12/31
           12.62%  23.22%  140.71%  (45.77)%  (11.93)%  (27.24)%  55.75%  17.56%  1.55%  23.58%
            1997    1998    1999      2000      2001      2002     2003    2004   2005   2006

    Best Quarter:  4th-1999 82.76%    Worst Quarter:  4th-2000 (30.17)%



                                       Average annual total return for periods ended 12/31/06
                                       ------------------------------------------------------
                                                                              Since Inception
                                              1 year    5 years    10 years      (4/30/85)
    Janus Venture Fund
      Return Before Taxes                      23.58%     10.83%     10.31%        13.72%
      Return After Taxes on Distributions      21.60%     10.31%      8.49%        11.28%
      Return After Taxes on Distributions
        and Sale of Fund Shares(1)             17.98%      9.43%      8.34%        11.07%
    Russell 2000(R) Growth Index(2)            13.35%      6.93%      4.88%         8.13%
      (reflects no deduction for expenses,
        fees, or taxes)
    Russell 2000(R) Index(3)                   18.37%     11.39%      9.44%        11.10%
      (reflects no deduction for expenses,
        fees, or taxes)
                                             ---------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

   (3) The Russell 2000(R) Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index with an average market capitalization of approximately $1.2 billion as of December 31, 2006.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4 Janus Venture Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.


   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................  None
   Redemption fee..............................................  None(1)
   Exchange fee................................................  None


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                     Management    Other     Acquired Fund(3)    Total Annual Fund
                                       Fee(2)     Expenses   Fees and Expenses   Operating Expenses
  Janus Venture Fund                   0.64%       0.27%           0.00%               0.91%


  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) The Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to the section "Payment of Redemption Proceeds" in this Prospectus.
 (2) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.

 (3) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The amount is less than 0.01% and is included in Other Expenses.


 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Venture Fund                                      $ 93      $ 290     $ 504    $ 1,120


                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.


   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.


FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The Fund's portfolio manager generally takes a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.


   Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio manager seeks companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

 6 Janus Venture Fund prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization and annual gross revenues are important investment criterion for the Fund.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.


                                    Principal investment strategies and risks  7

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

 8 Janus Venture Fund prospectus

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Ratings Service ("Standard & Poor's"), Fitch, Inc. ("Fitch"), and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's) or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward

                                    Principal investment strategies and risks  9
   currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

5. THE FUND NORMALLY INVESTS AT LEAST 50% OF ITS EQUITY ASSETS IN SECURITIES OF SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because the Fund normally invests at least 50% of its equity assets in securities of smaller or newer companies, these risks may be increased.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION

   The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


 10 Janus Venture Fund prospectus

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)


   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

                                   Principal investment strategies and risks  11

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS

   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields

 12 Janus Venture Fund prospectus
   or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

                                   Principal investment strategies and risks  13

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER


   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Fund.


   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.


   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.


   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual

 14 Janus Venture Fund prospectus
   funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.


   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital based on the Fund's average net assets.



                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   Janus Venture Fund            All Asset Levels           0.64                  0.64
---------------------------------------------------------------------------------------------



   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting a Janus representative at 1-800-525-3713. The reports are also available, free of charge, on www.janus.com.


                                                      Management of the Fund  15

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

WILLIAM H. BALES
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Venture Fund, which he has managed or co-managed since February 1997. He is also Portfolio Manager of other Janus accounts. Mr. Bales joined Janus
     Capital in 1991. He holds a Bachelor of Science degree in Marketing and a Master's of Science degree in Marketing and Finance from the University of Colorado.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's portfolio manager is included in the Fund's Statement of Additional Information.

 16 Janus Venture Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.


   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and

                                                           Other information  17

   (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.



   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.



   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.



   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the


 18 Janus Venture Fund prospectus

   U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  19

--------------------------------------------------------------------------------

 20 Janus Venture Fund prospectus

                               JANUS VENTURE FUND

                              Shareholder's Manual

                                       CLOSED TO NEW INVESTORS

                                       This Shareholder's Manual is
                                       for those shareholders
                                       investing directly with the
                                       Fund. This section will help
                                       you become familiar with the
                                       different types of accounts
                                       you can establish with Janus.
                                       It also explains in detail
                                       the wide array of services
                                       and features you can
                                       establish on your account, as
                                       well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

Although the Fund is closed to new investors, current investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares to new investors at some future date, but it has no present intention to do so.

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON www.janus.com* YOU CAN:

- Open the following types of accounts: individual, joint, UGMA/UTMA, Traditional and Roth IRAs, Simplified Employee Pension ("SEP") IRAs, and Coverdell Education Savings Accounts

- Review your account or your complete portfolio

- Buy, exchange, and sell Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly, and year-end statements, semiannual and annual reports, prospectuses, and tax forms

* Certain account or transaction types may be restricted from being processed through www.janus.com. If you would like more information about these restrictions, please contact a Janus representative.

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
720 S. Colorado Blvd., Suite 290A
Denver, CO 80246-1929

 22  Janus Venture Fund prospectus

MINIMUM INVESTMENTS*

    To open a new regular Fund account                         $2,500

    To open a new UGMA/UTMA account, Coverdell Education
    Savings Account, or a retirement Fund account
      - without an automatic investment program                $1,000
      - with an automatic investment program of $100 per
        month                                                  $  500

    To add to any existing type of Fund account                $  100


   * The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, 403(b)(7) accounts, Janus prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SAR SEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of Janus Capital, its wholly-owned subsidiaries, and INTECH may open Fund accounts for $100.


   MINIMUM INVESTMENT REQUIREMENTS
   Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to deduct an annual $25 minimum balance fee per Fund account with values below the minimums described under "Minimum Investments" or to close Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You may receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

TYPES OF ACCOUNT OWNERSHIP

   INDIVIDUAL OR JOINT OWNERSHIP

   Individual accounts are owned by one person. Joint accounts have two or more owners. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   TRUST

   An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the application. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


                                                        Shareholder's manual  23

   BUSINESS ACCOUNTS

   Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


TAX-DEFERRED ACCOUNTS


   If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   INVESTING FOR YOUR RETIREMENT

   Please visit www.janus.com or call a Janus representative for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

   TRADITIONAL AND ROTH IRAS

   Both IRAs allow most individuals with earned income to contribute up to the lesser of $4,000 or 100% of compensation for tax years 2006 and 2007. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits for the tax years 2006 and 2007. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   SIMPLIFIED EMPLOYEE PENSION (SEP) IRAS

   This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


 24  Janus Venture Fund prospectus

   PROFIT SHARING OR MONEY PURCHASE PENSION PLAN

   These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. For more information regarding general policies and exceptions, refer to "Closed Fund Policies."


   SECTION 403(b)(7) PLAN

   Employees of educational organizations or other qualifying tax-exempt organizations may be eligible to participate in a Section 403(b)(7) plan. For more information regarding general policies and exceptions, refer to "Closed Fund Policies."


ACCOUNTS FOR THE BENEFIT OF A CHILD

   CUSTODIAL ACCOUNTS (UGMA OR UTMA)

   An UGMA/UTMA account is a custodial account managed for the benefit of a minor. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   COVERDELL EDUCATION SAVINGS ACCOUNT

   This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   Although the Fund is closed, investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Fund. You may be asked to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Eligible investors should refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

                                                        Shareholder's manual  25

 TO OPEN AN ACCOUNT OR BUY SHARES

 ALTHOUGH THE FUND IS CLOSED TO NEW INVESTORS, IF YOU ARE A CURRENT FUND SHAREHOLDER, YOU MAY CONTINUE TO PURCHASE FUND SHARES THROUGH YOUR EXISTING FUND ACCOUNTS AND TO REINVEST DIVIDENDS AND CAPITAL GAINS IN SUCH ACCOUNTS.

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may buy shares in an existing Fund account if you are a current Fund shareholder. You may elect to have Janus electronically withdraw funds from your designated bank account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. A real-time confirmation of your transaction will be provided via www.janus.com.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus representative during normal business hours. Janus will electronically withdraw funds from your designated bank account.

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATED INVESTMENTS
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.
 -------------------------------------------------------------------------------
 Note: For more information, refer to "Paying for Shares."

 26  Janus Venture Fund prospectus

    TO EXCHANGE SHARES                    TO SELL SHARES
    --------------------------------      --------------------------------



    REMEMBER THAT THE FUND IS CLOSED TO NEW INVESTORS. UNLESS YOU MEET THE
    CRITERIA SPECIFIED IN THIS SHAREHOLDER'S MANUAL, ONCE YOU CLOSE YOUR
    ACCOUNT, YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE FUND.



    ONLINE AT www.janus.com               ONLINE AT www.janus.com
    --------------------------------      --------------------------------
    - Exchanges may be made online        - Redemptions may be made online
      at www.janus.com.                     at www.janus.com.



    BY TELEPHONE                          BY TELEPHONE
    --------------------------------      --------------------------------
    - Generally all accounts are          - Generally all accounts are
      automatically eligible to             automatically eligible to sell
      exchange shares by telephone.         shares by telephone. To sell
      To exchange all or a portion          all or a portion of your
      of your shares into any other         shares, call Janus
      available Janus fund, call            XpressLine(TM) or a Janus
      Janus XpressLine(TM) or a             representative. The Fund
      Janus representative.                 reserves the right to limit
                                            the dollar amount that you may
                                            redeem from your account by
                                            telephone.



    BY MAIL/IN WRITING                    BY MAIL/IN WRITING
    --------------------------------      --------------------------------
    - To request an exchange in           - To request a redemption in
      writing, please follow the            writing, please follow the
      instructions in "Written              instructions in "Written
      Instructions."                        Instructions."



    BY SYSTEMATIC EXCHANGE                BY SYSTEMATIC REDEMPTION
    --------------------------------      --------------------------------
    - You determine the amount of         - This program allows you to
      money you would like automati-        sell shares worth a specific
      cally exchanged from one Fund         dollar amount from your Fund
      account to another on any day         account on a regular basis.
      of the month.
    --------------------------------      --------------------------------
     Note: For more information,           Note: For more information,
           refer to "Exchanges."                 refer to "Payment of
                                                 Redemption Proceeds."

                                                        Shareholder's manual  27

PAYING FOR SHARES

   Please note the following when purchasing shares:


   - Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.


   - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted Canadian bank.

   - When purchasing shares through the Automatic Investment Program, if no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Investment Program will be discontinued.

   - We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Fund by submitting good funds via another method accepted by the Fund (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.


   - The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."



   - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Money Market Fund-Investor Shares ("Janus Money Market Fund"). For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus to (i) buy shares of another Janus fund or (ii) sell shares of Janus Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of Janus Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund,


 28  Janus Venture Fund prospectus
     or your money will be invested in Janus Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from Janus Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under "Policies in Relation to Transactions."


   - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

   - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGES

   Please note the following when exchanging shares:


   - An exchange represents the redemption (or sale) of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.


   - You may generally exchange shares of a Fund for shares of any fund in the Trust.


   - New regular Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")



   - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")



   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an


                                                        Shareholder's manual  29
     annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


   - Exchanges between existing Janus fund accounts must meet the $100 subsequent investment requirement.

   - For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.


   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


   - With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."


   - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

   Note: For the fastest and easiest way to exchange shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

 30  Janus Venture Fund prospectus

CLOSED FUND POLICIES


   The Fund has discontinued sales of its shares because Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and financial intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. Investors who meet certain criteria described below, however, may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.



   Investors who meet the following criteria may be able to invest in the Fund:
   (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) discretionary investment advisers may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether they invested in such Fund prior to its closing; (v) Janus Capital encourages its employees to own shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Funds may also open new accounts in the closed Fund; (vi) Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds) may invest in the Fund; and (vii) in the case of certain mergers or reorganizations, retirement plans may add the closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add


                                                        Shareholder's manual  31
   the Fund as an investment option under its retirement plan. In addition, new accounts may be permitted in the Fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the Fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES


   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.


   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

 32  Janus Venture Fund prospectus

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

                                                        Shareholder's manual  33

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's

 34  Janus Venture Fund prospectus
   identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

PAYMENT OF REDEMPTION PROCEEDS

   BY ELECTRONIC TRANSFER - Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.

   - NEXT DAY WIRE TRANSFER - Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). Wire transfers will be charged a fee for each wire and your bank may charge an additional fee to receive the wire.

   - ACH (AUTOMATED CLEARING HOUSE) TRANSFER - Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.

   BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

   BY SYSTEMATIC REDEMPTION - If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.


   GENERALLY, ORDERS TO SELL SHARES MAY BE INITIATED AT ANY TIME ON www.janus.com, BY TELEPHONE, OR IN WRITING. CERTAIN TAX-DEFERRED ACCOUNTS MAY REQUIRE A WRITTEN REQUEST. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR AUTOMATED INVESTMENT, THE FUND CAN DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. UNLESS YOU PROVIDE ALTERNATE INSTRUCTIONS, YOUR PROCEEDS WILL BE INVESTED IN THE INVESTOR SHARES CLASS OF JANUS MONEY MARKET FUND DURING THE 15-DAY HOLD PERIOD.


                                                        Shareholder's manual  35

   Note: For the fastest and easiest way to redeem shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

WRITTEN INSTRUCTIONS


   To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus." Please include the following information:



   - the name of the Janus fund(s) being redeemed or exchanged;


   - the account number(s);


   - the amount of money or number of shares being redeemed or exchanged;


   - the name(s) on the account;


   - the signature(s) of all registered account owners (refer to account application for signature requirements); and


   - your daytime telephone number.

SIGNATURE GUARANTEE

   A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

   - You request a redemption by check above a certain dollar amount.

   - You would like a check made payable to anyone other than the shareholder(s) of record.

   - You would like a check mailed to an address that has been changed within 10 days of the redemption request.

   - You would like a check mailed to an address other than the address of record.

   - You would like your redemption proceeds sent to a bank account other than a bank account of record.

   THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

   A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

   - It does not appear valid or in good form.

   - The transaction amount exceeds the surety bond limit of the signature guarantee.

   - The guarantee stamp has been reported as stolen, missing, or counterfeit.

 36  Janus Venture Fund prospectus

   HOW TO OBTAIN A SIGNATURE GUARANTEE

   A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

   If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets. All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Policies in Relation to Transactions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

                                                        Shareholder's manual  37

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses

 38  Janus Venture Fund prospectus
   for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   POLICIES IN RELATION TO TRANSACTIONS

   EXCHANGES - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV. The money market funds reserve the right to require exchange requests prior to these times on days when the bond market or the NYSE close early.


   OTHER TRANSACTIONS - All phone and written requests, including but not limited to, purchases by check or automated investment, wire transfers, and ACH transfer, must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE in order to receive the NAV calculated at that time. Transactions involving funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.


AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.


   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top

                                                        Shareholder's manual  39
   portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.


   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-3713 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are delivered to shareholders and are also available at www.janus.com.


SHAREHOLDER SERVICES AND ACCOUNT POLICIES

   TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

   You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain

 40  Janus Venture Fund prospectus

   Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   TAXPAYER IDENTIFICATION NUMBER

   On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

   INVOLUNTARY REDEMPTIONS

   The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund. This includes, but is not limited to, accounts that the Fund or its agent believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.

   ONLINE AND TELEPHONE TRANSACTIONS

   You may initiate many transactions through www.janus.com or by calling Janus XpressLine(TM). You may also contact a Janus representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit www.janus.com or call a Janus representative. The Fund and its agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

   Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

                                                        Shareholder's manual  41

   Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus representative by telephone. If you are unable to reach a Janus representative by telephone, please consider visiting www.janus.com, calling Janus XpressLine(TM), or sending written instructions.

   DISTRIBUTIONS

   Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit www.janus.com, call a Janus representative, or send a written request signed by the shareholder(s) of record.


   If you receive Fund distributions from an open non-retirement Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, upon return of the follow up mailing the distribution check will be reinvested in your open Fund account at the next calculated NAV. Your non-retirement Fund account distribution checks will also be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


   TEMPORARY SUSPENSION OF SERVICES

   The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Fund may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Fund may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

   ADDRESS CHANGES

   For the easiest way to change the address on your account, visit www.janus.com. You may also call a Janus representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

 42  Janus Venture Fund prospectus

   REGISTRATION CHANGES

   To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit www.janus.com or call a Janus representative for further instructions.

   BANK ACCOUNT CHANGES

   For the easiest way to change your bank account of record or add new bank account information to your account, visit www.janus.com. You may also send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at www.janus.com for purchases only. Certain tax-deferred accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at www.janus.com or over the telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Fund account.

   STATEMENTS, REPORTS, AND PROSPECTUSES

   We will send you quarterly confirmations of all transactions. You may elect on www.janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on www.janus.com, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Fund reserves the right to charge a fee for additional account statement requests.

   The Fund produces financial reports that include a complete list of the Fund's portfolio holdings semiannually, and updates its prospectus annually. You may elect to receive these reports and prospectus updates electronically on www.janus.com.


   Unless you instruct Janus otherwise by contacting a Janus representative, the Fund will mail only one report or prospectus to your address of record ("household"), even if more than one person in your household has a Fund account. This process, known as "householding," reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus representative or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Fund receives your instructions.


                                                        Shareholder's manual  43

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December.

   If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

 44 Janus Venture Fund prospectus

DISTRIBUTION OPTIONS

   When you open an account it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to www.janus.com, by calling a Janus representative, or by writing the Fund at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Fund offers the following options:

   REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

   CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

   REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

   REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.


   The Fund reserves the right to reinvest undeliverable and uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to "Distributions."


TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a

                                                     Distributions and taxes  45
   portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.


 46 Janus Venture Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).


JANUS VENTURE FUND
--------------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31
                                                   2006         2005         2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $56.82       $51.57       $47.77       $31.59        $36.99
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      (0.06)           --(1)        --(1)        --(1)         --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                   11.92         5.25         3.80        16.18        (5.40)
 Total from investment operations                   11.86         5.25         3.80        16.18        (5.40)
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                --           --           --           --            --
 Distributions (from capital gains)                (2.93)           --           --           --            --
 Total distributions                               (2.93)           --           --           --            --
 NET ASSET VALUE, END OF PERIOD                    $65.75       $56.82       $51.57       $47.77        $31.59
 Total return                                      21.69%       10.18%        7.95%       51.22%      (14.60)%
 Net assets, end of period (in millions)           $1,398       $1,293       $1,327       $1,392          $756
 Average net assets for the period (in millions)   $1,353       $1,368       $1,356         $988          $993
 Ratio of gross expenses to average net
  assets(2)                                         0.91%        0.87%        0.90%        0.94%         0.88%
 Ratio of net expenses to average net assets        0.91%        0.87%        0.90%        0.93%         0.87%
 Ratio of net investment income/(loss) to
  average net assets                              (0.55)%      (0.64)%      (0.74)%      (0.67)%       (0.73)%
 Portfolio turnover rate                              55%          63%          61%          75%           90%
--------------------------------------------------------------------------------------------------------------


(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


                                                        Financial highlights  47

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.


   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.


   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

 48 Janus Venture Fund prospectus

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."



   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.


   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

                                                Glossary of investment terms  49
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

 50 Janus Venture Fund prospectus

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

                                                Glossary of investment terms  51
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

 52 Janus Venture Fund prospectus

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

                                                Glossary of investment terms  53
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.


   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.


   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

 54 Janus Venture Fund prospectus

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting a Janus representative at 1-800-525-3713. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  PO Box 173375
                                  Denver, CO 80217-3375
                                  1-800-525-3713

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                               JANUS VENTURE FUND
                            CLOSED TO NEW INVESTORS

                                   Prospectus

     Although the Fund is closed to new investors, current investors may continue to invest in the Fund, as outlined in the Shareholder's Guide to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Guide. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Venture Fund.......................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    6
       Risks....................................................    7
       Frequently asked questions about certain risks...........    8
       General portfolio policies...............................   10

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   14
       Management expenses......................................   15
       Investment personnel.....................................   16

    OTHER INFORMATION...........................................   17

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   21
       Purchases................................................   23
       Tax-deferred accounts....................................   24
       Exchanges................................................   24
       Redemptions..............................................   25
       Excessive trading........................................   27
       Shareholder account policies.............................   32

    DISTRIBUTIONS AND TAXES.....................................   33

    FINANCIAL HIGHLIGHTS........................................   36

    GLOSSARY OF INVESTMENT TERMS................................   37

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS VENTURE FUND

   Janus Venture Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS VENTURE FUND seeks capital appreciation.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the Fund's initial purchase continue to be considered small-sized. The Fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

 2  Janus Venture Fund prospectus

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund normally invests at least 50% of its equity assets in securities issued by small-sized companies, which tend to be more volatile than securities issued by larger or more established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                          Risk/return summary  3

   JANUS VENTURE FUND


    Annual returns for periods ended 12/31
           12.62%  23.22%  140.71%  (45.77)%  (11.93)%  (27.24)%  55.75%  17.56%  1.55%  23.58%
            1997    1998    1999      2000      2001      2002     2003    2004   2005   2006

    Best Quarter:  4th-1999 82.76%    Worst Quarter:  4th-2000 (30.17)%



                                       Average annual total return for periods ended 12/31/06
                                       ------------------------------------------------------
                                                                              Since Inception
                                              1 year    5 years    10 years      (4/30/85)
    Janus Venture Fund
      Return Before Taxes                      23.58%     10.83%     10.31%        13.72%
      Return After Taxes on Distributions      21.60%     10.31%      8.49%        11.28%
      Return After Taxes on Distributions
        and Sale of Fund Shares(1)             17.98%      9.43%      8.34%        11.07%
    Russell 2000(R) Growth Index(2)            13.35%      6.93%      4.88%         8.13%
      (reflects no deduction for expenses,
        fees, or taxes)
    Russell 2000(R) Index(3)                   18.37%     11.39%      9.44%        11.10%
      (reflects no deduction for expenses,
        fees, or taxes)
                                             ---------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

   (3) The Russell 2000(R) Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index with an average market capitalization of approximately $1.2 billion as of December 31, 2006.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Venture Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.


   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.


 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................  None
   Redemption fee..............................................  None
   Exchange fee................................................  None


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                     Management    Other     Acquired Fund(3)    Total Annual Fund
                                       Fee(2)     Expenses   Fees and Expenses   Operating Expenses
  Janus Venture Fund                   0.64%       0.27%           0.00%               0.91%


  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
 (2) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.

 (3) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The amount is less than 0.01% and is included in Other Expenses.


 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                 1 Year     3 Years    5 Years    10 Years
                                                 -----------------------------------------
  Janus Venture Fund                              $ 93       $ 290      $ 504     $ 1,120


                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.


   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.


FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The Fund's portfolio manager generally takes a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.


   Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio manager seeks companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

 6  Janus Venture Fund prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization and annual gross revenues are important investment criterion for the Fund.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.


                                    Principal investment strategies and risks  7

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

 8  Janus Venture Fund prospectus

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Ratings Service ("Standard & Poor's"), Fitch, Inc. ("Fitch"), and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's) or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward

                                    Principal investment strategies and risks  9
   currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

5. THE FUND NORMALLY INVESTS AT LEAST 50% OF ITS EQUITY ASSETS IN SECURITIES OF SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because the Fund normally invests at least 50% of its equity assets in securities of smaller or newer companies, these risks may be increased.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION

   The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


 10  Janus Venture Fund prospectus

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)


   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

                                   Principal investment strategies and risks  11

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS

   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields

 12  Janus Venture Fund prospectus
   or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

                                   Principal investment strategies and risks  13

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER


   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Fund.


   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.


   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.


   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual

 14  Janus Venture Fund prospectus
   funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.


   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital based on the Fund's average net assets.



                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   Janus Venture Fund            All Asset Levels           0.64                  0.64
---------------------------------------------------------------------------------------------



   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.


                                                      Management of the Fund  15

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

WILLIAM H. BALES
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Venture Fund, which he has managed or co-managed since February 1997. He is also Portfolio Manager of other Janus accounts. Mr. Bales joined Janus
     Capital in 1991. He holds a Bachelor of Science degree in Marketing and a Master's of Science degree in Marketing and Finance from the University of Colorado.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's portfolio manager is included in the Fund's Statement of Additional Information.

 16  Janus Venture Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.


   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and

                                                           Other information  17

   (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.



   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.



   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.



   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the


 18  Janus Venture Fund prospectus

   U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  19

                               JANUS VENTURE FUND

                              Shareholder's Guide

                                       CLOSED TO NEW INVESTORS

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

   Although the Fund is closed to new investors, current investors who meet the criteria outlined in this Shareholder's Guide may continue to invest in the Fund. You may be asked to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. The Fund may resume sales of its shares to new investors at some future date, but it has no present intention to do so.

   THE FUND MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets. All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when

                                                         Shareholder's guide  21
   significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

 22  Janus Venture Fund prospectus

PURCHASES


   Although the Fund is closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."



   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.


   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.


   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

                                                         Shareholder's guide  23

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS


   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV. The money market funds reserve the right to require exchange requests prior to these times on days when the bond market or the NYSE close early.

   - You may generally exchange shares of the Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.


   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")



   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."


 24  Janus Venture Fund prospectus

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."


REDEMPTIONS

   REMEMBER THAT THE FUND IS CLOSED TO NEW INVESTORS. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS SHAREHOLDER'S GUIDE, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE FUND.


   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.


   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in

                                                         Shareholder's guide  25
   order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

CLOSED FUND POLICIES


   The Fund has discontinued sales of its shares because Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and financial intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. Investors who meet certain criteria described below, however, may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.


   Investors who meet the following criteria may be able to invest in the Fund:
   (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) discretionary investment advisers may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under

 26  Janus Venture Fund prospectus
   the JCGI retirement plan, which currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether they invested in such Fund prior to its closing; (v) Janus Capital encourages its employees to own shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Funds may also open new accounts in the closed Fund; (vi) Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds) may invest in the Fund; and (vii) in the case of certain mergers or reorganizations, retirement plans may add the closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In addition, new accounts may be permitted in the Fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the Fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.


EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES


   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal


                                                         Shareholder's guide  27
   the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

 28  Janus Venture Fund prospectus

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its

                                                         Shareholder's guide  29

   NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.


   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the

 30  Janus Venture Fund prospectus
   funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.


   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.


                                                         Shareholder's guide  31

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.


   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services. For more information regarding general closed fund policies and exceptions, refer to "Closed Fund Policies."


   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 32  Janus Venture Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December.

   If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

                                                     Distributions and taxes  33

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

 34  Janus Venture Fund prospectus

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.


                                                     Distributions and taxes  35

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).


JANUS VENTURE FUND
--------------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31
                                                   2006         2005         2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $56.82       $51.57       $47.77       $31.59        $36.99
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      (0.06)           --(1)        --(1)        --(1)         --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                   11.92         5.25         3.80        16.18        (5.40)
 Total from investment operations                   11.86         5.25         3.80        16.18        (5.40)
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                --           --           --           --            --
 Distributions (from capital gains)                (2.93)           --           --           --            --
 Total distributions                               (2.93)           --           --           --            --
 NET ASSET VALUE, END OF PERIOD                    $65.75       $56.82       $51.57       $47.77        $31.59
 Total return                                      21.69%       10.18%        7.95%       51.22%      (14.60)%
 Net assets, end of period (in millions)           $1,398       $1,293       $1,327       $1,392          $756
 Average net assets for the period (in millions)   $1,353       $1,368       $1,356         $988          $993
 Ratio of gross expenses to average net
  assets(2)                                         0.91%        0.87%        0.90%        0.94%         0.88%
 Ratio of net expenses to average net assets        0.91%        0.87%        0.90%        0.93%         0.87%
 Ratio of net investment income/(loss) to
  average net assets                              (0.55)%      (0.64)%      (0.74)%      (0.67)%       (0.73)%
 Portfolio turnover rate                              55%          63%          61%          75%           90%
--------------------------------------------------------------------------------------------------------------


(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


 36  Janus Venture Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.


   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.


   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

                                                Glossary of investment terms  37

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."



   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.


   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

 38  Janus Venture Fund prospectus
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

                                                Glossary of investment terms  39

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

 40  Janus Venture Fund prospectus
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

                                                Glossary of investment terms  41

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

 42  Janus Venture Fund prospectus
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.


   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.


   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  43

                      This page intentionally left blank.

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                  February 28, 2007



                                  Janus Flexible Bond Fund
                                  Janus High-Yield Fund
                                  Janus Short-Term Bond Fund
                                  Janus Federal Tax-Exempt Fund
                                  Janus Money Market Fund
                                  Janus Tax-Exempt Money Market Fund
                                  Janus Government Money Market Fund

                       JANUS BOND AND MONEY MARKET FUNDS

                                   Prospectus

     ELIMINATE PAPER MAIL. Set up e-Delivery of prospectuses, annual reports, and statements at WWW.JANUS.COM.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing directly with the Funds.

(JANUS LOGO)

                        This Prospectus describes seven portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Fund.


                        Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Janus Federal Tax-Exempt Fund are collectively referred to as the "Bond Funds."



                        Janus Money Market Fund, Janus Tax-Exempt Money Market Fund, and Janus Government Money Market Fund are collectively referred to as the "Money Market Funds."

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Flexible Bond Fund.................................    2
       Janus High-Yield Fund....................................    5
       Janus Short-Term Bond Fund...............................    8
       Janus Federal Tax-Exempt Fund............................   11
       Janus Money Market Fund..................................   14
       Janus Tax-Exempt Money Market Fund.......................   16
       Janus Government Money Market Fund.......................   19

    FEES AND EXPENSES...........................................   22

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Bond Funds...............................................   25
       Frequently asked questions about principal investment
       strategies of the Bond Funds.............................   25
       Risks of the Bond Funds..................................   26
       Frequently asked questions about certain risks of the
       Bond Funds...............................................   27
       General portfolio policies of the Bond Funds.............   30
       Money Market Funds.......................................   34

    MANAGEMENT OF THE FUNDS
       Investment adviser.......................................   39
       Management expenses......................................   40
       Investment personnel.....................................   42

    OTHER INFORMATION...........................................   45

    SHAREHOLDER'S MANUAL
       Doing business with Janus................................   50
       Minimum investments......................................   51
       Types of account ownership...............................   51
       To open an account or buy shares.........................   54
       To exchange shares.......................................   55
       To sell shares...........................................   55
       Excessive trading........................................   59
       Redemption fee...........................................   63
       Shareholder services and account policies................   70

    DISTRIBUTIONS AND TAXES.....................................   74

    FINANCIAL HIGHLIGHTS........................................   79

    GLOSSARY OF INVESTMENT TERMS................................   86

    EXPLANATION OF RATING CATEGORIES............................   93

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS FLEXIBLE BOND FUND

   Janus Flexible Bond Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/ high-risk bonds to 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.


   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

 2  Janus Bond and Money Market Funds prospectus

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                          Risk/return summary  3

   JANUS FLEXIBLE BOND FUND(1)



    Annual returns for periods ended 12/31
                         11.43%  8.84%  0.46%  4.89%  7.23%  9.93%  6.37%  3.82%  1.79%  4.12%
                          1997   1998   1999   2000   2001   2002   2003   2004   2005   2006

    Best Quarter:  3rd-2002 5.37%    Worst Quarter:  2nd-2004 (2.99)%



                                           Average annual total return for periods ended 12/31/06
                                           ------------------------------------------------------
                                                                                  Since Inception
                                                  1 year   5 years    10 years       (7/7/87)
    Janus Flexible Bond Fund
      Return Before Taxes                         4.12%     5.17%       5.83%          7.48%
      Return After Taxes on Distributions         2.43%     3.44%       3.48%          4.67%
      Return After Taxes on Distributions and
        Sale of Fund Shares(2)                    2.64%     3.39%       3.52%          4.69%
    Lehman Brothers Aggregate Bond Index(3)       4.33%     5.06%       6.24%          7.55%(4)
      (reflects no deduction for expenses, fees,
        or taxes)
                                                  ----------------------------------------



   (1) The Fund's performance reflects the effect of expense waivers in 1987, 1988, 1989, 1990, 1991, 1992, and 1993. Without the effect of these expense waivers, the performance shown would have been lower.


   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (3) The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.


   (4) The average annual total return was calculated based on historical information from June 30, 1987 to December 31, 2006 for Lehman Brothers Aggregate Bond Index.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Fund's current yield.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Bond and Money Market Funds prospectus

JANUS HIGH-YIELD FUND

   Janus High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------
   JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.


   The Fund's Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objectives.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio manager believes offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities.


   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities, which may include investments in emerging markets.

                                                          Risk/return summary  5

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


 6  Janus Bond and Money Market Funds prospectus

   JANUS HIGH-YIELD FUND(1)


    Annual returns for periods ended 12/31
                        15.47%  0.97%  5.54%  2.50%  4.59%  2.56%  16.04%  9.42%  2.77%  11.10%
                         1997   1998   1999   2000   2001   2002    2003   2004   2005   2006

    Best Quarter:  3rd-1997 6.33%    Worst Quarter:  3rd-1998 (5.76)%



                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years     (12/29/95)
    Janus High-Yield Fund
      Return Before Taxes                        11.10%    8.26%     6.96%          8.40%
      Return After Taxes on Distributions         8.25%    5.60%     3.76%          5.08%
      Return After Taxes on Distributions and
        Sale of Fund Shares(2)                    7.11%    5.45%     3.91%          5.11%
    Lehman Brothers High-Yield Bond Index(3)     11.85%   10.18%     6.59%          7.01%
      (reflects no deduction for expenses,
        fees, or taxes)
                                                 -----------------------------------------



   (1) The Fund's performance reflects the effect of expense waivers in 1996, 1997, 1999, 2000, and 2006. Without the effect of these expense waivers, the performance shown would have been lower.

   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Fund's current yield.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  7

JANUS SHORT-TERM BOND FUND

   Janus Short-Term Bond Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The Fund may invest up to 35% of its net assets in high-yield/high risk bonds. The Fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

   "Effective" maturity differs from actual maturity, which may be longer. In calculating the "effective" maturity the portfolio manager will estimate the effect of expected principal payments and call provisions on securities held in the portfolio. This gives the portfolio manager some additional flexibility in the securities he purchases, but all else being equal, could result in more volatility than if the Fund calculated an actual maturity target.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

 8  Janus Bond and Money Market Funds prospectus

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                          Risk/return summary  9

   JANUS SHORT-TERM BOND FUND(1)


    Annual returns for periods ended 12/31
                          6.61%  6.77%  2.91%  7.74%  6.85%  3.57%  3.91%  1.96%  1.52%  4.21%
                          1997   1998   1999   2000   2001   2002   2003   2004   2005   2006

    Best Quarter:  1st-2001 2.78%    Worst Quarter:  2nd-2004 (0.64)%



                                          Average annual total return for periods ended 12/31/06
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                   1 year   5 years   10 years      (9/1/92)
    Janus Short-Term Bond Fund
      Return Before Taxes                          4.21%     3.03%     4.58%          4.66%
      Return After Taxes on Distributions          2.84%     1.84%     2.84%          2.75%
      Return After Taxes on Distributions and
        Sale of Fund Shares(2)                     2.72%     1.90%     2.85%          2.78%
    Lehman Brothers Government/Credit 1-3 Year
      Index(3)                                     4.25%     3.27%     4.98%          5.08%(4)
      (reflects no deduction for expenses, fees,
        or taxes)
                                                   ---------------------------------------


   (1) The Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Lehman Brothers Government/Credit 1-3 Year Index is composed of all bonds of investment grade with a maturity between one and three years.
   (4) The average annual total return was calculated based on historical information from August 31, 1992 to December 31, 2006 for the Lehman Brothers Government/Credit 1-3 Year Index.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Fund's current yield.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 10  Janus Bond and Money Market Funds prospectus

JANUS FEDERAL TAX-EXEMPT FUND

   Janus Federal Tax-Exempt Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS FEDERAL TAX-EXEMPT FUND seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

   Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. As a fundamental policy, the Fund will normally invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax. The Fund may invest up to 35% of its assets in high-yield/high-risk bonds.


   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

                                                         Risk/return summary  11

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


 12  Janus Bond and Money Market Funds prospectus

   JANUS FEDERAL TAX-EXEMPT FUND(1)


    Annual returns for periods ended 12/31
                        8.98%  5.31%  (4.39)%  8.91%  3.14%  9.39%  3.76%  2.49%  2.53%  4.26%
                        1997   1998    1999    2000   2001   2002   2003   2004   2005   2006

    Best Quarter:  3rd-2002 5.23%    Worst Quarter:  2nd-2004 (2.42)%



                                           Average annual total return for periods ended 12/31/06
                                           ------------------------------------------------------
                                                                                  Since Inception
                                                  1 year   5 years    10 years       (5/3/93)
    Janus Federal Tax-Exempt Fund
      Return Before Taxes                         4.26%     4.46%       4.36%          4.59%
      Return After Taxes on Distributions         4.26%     4.45%       4.33%          4.56%
      Return After Taxes on Distributions and
        Sale of Fund Shares(2)                    4.15%     4.36%       4.33%          4.56%
    Lehman Brothers Municipal Bond Index(3)       4.84%     5.53%       5.76%          5.87%(4)
      (reflects no deduction for expenses, fees
        or taxes)
                                                  ----------------------------------------


   (1) The Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Lehman Brothers Municipal Bond Index is composed of approximately 1,100 bonds; 60% of which are revenue bonds and 40% of which are state government obligations.
   (4) The average annual total return was calculated based on historical information from April 30, 1993 to December 31, 2006 for the Lehman Brothers Municipal Bond Index.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Fund's current yield.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  13

JANUS MONEY MARKET FUND

   Janus Money Market Fund (the "Fund") is designed for investors who seek current income.


INVESTMENT OBJECTIVE


--------------------------------------------------------------------------------
   JANUS MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.


   The Fund will:

   - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

   - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)

   - maintain a dollar-weighted average portfolio maturity of 90 days or less

MAIN INVESTMENT RISKS

   The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other

 14 Janus Bond and Money Market Funds prospectus government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the performance of the Investor Shares of the Fund has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table shows how the Fund's returns over different periods average out. All figures assume reinvestment of dividends and distributions.


   JANUS MONEY MARKET FUND(1) - INVESTOR SHARES


    Annual returns for periods ended 12/31
                          5.25%  5.20%  4.77%  6.05%  3.78%  1.38%  0.71%  0.93%  2.77%  4.60%
                          1997   1998   1999   2000   2001   2002   2003   2004   2005   2006

    Best Quarter:  4th-2000 1.56%    Worst Quarter:  1st-2004 0.14%



                                          Average annual total return for periods ended 12/31/06
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                   1 year   5 years   10 years      (2/14/95)
    Investor Shares
      Return Before Taxes                          4.60%     2.07%     3.53%          3.81%
                                                   ---------------------------------------



   (1) The Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


   The 7-day yield on December 31, 2006 was 4.82% for Janus Money Market Fund - Investor Shares. For the Fund's current yield, call Janus XpressLine(TM) at 1-888-979-7737.

   The Fund's past performance does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  15

JANUS TAX-EXEMPT MONEY MARKET FUND

   Janus Tax-Exempt Money Market Fund (the "Fund") is designed for investors who seek current income.


INVESTMENT OBJECTIVE


--------------------------------------------------------------------------------
   JANUS TAX-EXEMPT MONEY MARKET FUND seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

   Unless otherwise indicated, the Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a fundamental policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below, meaning it cannot be changed without shareholder approval. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. For purposes of this policy, net assets will take into account borrowings for investment purposes. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents that may be federally taxable to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.


   The Fund will:

   - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

   - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)

   - maintain a dollar-weighted average portfolio maturity of 90 days or less

MAIN INVESTMENT RISKS

   The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time,

 16 Janus Bond and Money Market Funds prospectus the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.

   Economic, business, or political developments or changes affecting tax-exempt securities may affect the Fund's holdings similarly. This could result in increased variability of performance. In addition, income from the Fund's investments may be taxable by your state or local government.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the performance of the Investor Shares of the Fund has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table shows how the Fund's returns over different periods average out. All figures assume reinvestment of dividends and distributions.


                                                         Risk/return summary  17

   JANUS TAX-EXEMPT MONEY MARKET FUND(1) - INVESTOR SHARES


    Annual returns for periods ended 12/31
                          3.22%  3.20%  2.89%  3.64%  2.42%  1.03%  0.58%  0.69%  1.87%  2.93%
                          1997   1998   1999   2000   2001   2002   2003   2004   2005   2006

    Best Quarter:  2nd-2000 0.96%    Worst Quarter:  1st-2004 0.12%



                                         Average annual total return for periods ended 12/31/06
                                         ------------------------------------------------------
                                                                                Since Inception
                                                  1 year   5 years   10 years      (2/14/95)
    Investor Shares
      Return Before Taxes                          2.93%    1.42%     2.24%          2.41%
                                                  ----------------------------------------



   (1) The Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


   The 7-day yield on December 31, 2006 was 3.37% for Janus Tax-Exempt Money Market Fund - Investor Shares. For the Fund's current yield, call Janus XpressLine(TM) at 1-888-979-7737.

   The Fund's past performance does not necessarily indicate how it will perform in the future.

 18  Janus Bond and Money Market Funds prospectus

JANUS GOVERNMENT MONEY MARKET FUND

   Janus Government Money Market Fund (the "Fund") is designed for investors who seek current income.


INVESTMENT OBJECTIVE


--------------------------------------------------------------------------------
   JANUS GOVERNMENT MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States Government or by its agencies and instrumentalities, and repurchase agreements secured by such obligations. Although U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are not issued by, and may not be guaranteed by (i.e., backed by the full faith and credit of), the United States Treasury. Some government agency and instrumentality securities not backed by the full faith and credit of the United States are supported by the issuer's ability to borrow from the Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. For securities not backed by the full faith and credit of the United States Treasury, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. The Fund's investments in securities issued by U.S. Government agencies and instrumentalities may be significant.


   The Fund will:

   - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

   - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)

   - maintain a dollar-weighted average portfolio maturity of 90 days or less

                                                         Risk/return summary  19

MAIN INVESTMENT RISKS

   The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the performance of the Investor Shares of the Fund has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table shows how the Fund's returns over different periods average out. All figures assume reinvestment of dividends and distributions.


 20  Janus Bond and Money Market Funds prospectus

   JANUS GOVERNMENT MONEY MARKET FUND(1) - INVESTOR SHARES


    Annual returns for periods ended 12/31
                          5.11%  5.06%  4.66%  5.94%  3.73%  1.33%  0.65%  0.85%  2.70%  4.52%
                          1997   1998   1999   2000   2001   2002   2003   2004   2005   2006

    Best Quarter:  4th-2000 1.54%    Worst Quarter:  2nd-2004 0.13%



                                          Average annual total return for periods ended 12/31/06
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                   1 year   5 years   10 years      (2/14/95)
    Investor Shares
      Return Before Taxes                          4.52%     2.00%     3.44%          3.72%
                                                   ---------------------------------------



   (1) The Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


   The 7-day yield on December 31, 2006 was 4.76% for Janus Government Money Market Fund - Investor Shares. For the Fund's current yield, call Janus XpressLine(TM) at 1-888-979-7737.

   The Fund's past performance does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  21

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus High-Yield Fund that you have held for three months or less, you may pay a redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.



   ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.


 22  Janus Bond and Money Market Funds prospectus

  SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)


   Sales charges...............................................   None
   Redemption fee on shares of Janus High-Yield Fund held for three months or less (as a % of amount redeemed).
     Effective for shares purchased on or after May 15, 2007,
     the period during which a redemption fee may apply will
     change from three months to 90 days.......................  2.00%(1)(2)(3)
   Exchange fee................................................   None(3)



  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                         Acquired    Total Annual             Net Annual
                                                         Fund(5)         Fund                    Fund
                              Management     Other       Fees and     Operating     Expense    Operating
                                Fee(4)      Expenses     Expenses    Expenses(6)    Waivers   Expenses(6)
  Janus Flexible Bond Fund      0.52%        0.31%        0.00%         0.83%        0.00%       0.83%
  Janus High-Yield Fund         0.61%        0.32%        0.01%         0.94%        0.02%       0.92%
  Janus Short-Term Bond Fund    0.64%        0.42%        0.01%         1.07%        0.41%       0.66%
  Janus Federal Tax-Exempt
    Fund                        0.50%        0.47%          N/A         0.97%        0.41%       0.56%
  Janus Money Market
    Fund(7) -
    Investor Shares             0.20%        0.50%(8)       N/A         0.70%          N/A       0.70%
  Janus Tax-Exempt Money
    Market
    Fund(7) - Investor
    Shares                      0.20%        0.55%(8)       N/A         0.75%          N/A       0.75%
  Janus Government Money
    Market
    Fund(7) - Investor
    Shares                      0.20%        0.51%(8)       N/A         0.71%          N/A       0.71%



   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

  (1) Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to the section "Payment of Redemption Proceeds" in this Prospectus.
  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Manual.

  (3) An exchange of Janus High-Yield Fund shares held for three months or less may be subject to the Fund's 2.00% redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.


  (4) The "Management Fee" is the investment advisory fee paid by each Fund to Janus Capital.


  (5) "Acquired Fund" means any underlying fund in which a Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to each Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Fund and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.


                                                         Risk/return summary  23

  (6) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) with respect to Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Janus Federal Tax-Exempt Fund, to certain limits until at least March 1, 2008. The expense waivers shown reflect the application of such limits. The expense waivers are detailed in the Statement of Additional Information.




  (7) Janus Capital has agreed to waive one-half of its investment advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.


  (8) Included in Other Expenses is an administrative services fee of 0.50% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

  EXAMPLES:
  THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The examples also assume that your investment has a 5% return each year, and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                             1 Year   3 Years   5 Years   10 Years
                                                             -------------------------------------
  Janus Flexible Bond Fund                                   $  85     $ 265     $ 460    $ 1,025
  Janus High-Yield Fund                                      $  96     $ 300     $ 520    $ 1,155
  Janus Short-Term Bond Fund                                 $ 109     $ 340     $ 590    $ 1,306
  Janus Federal Tax-Exempt Fund                              $  99     $ 309     $ 536    $ 1,190
  Janus Money Market Fund - Investor Shares                  $  72     $ 224     $ 390    $   871
  Janus Tax-Exempt Money Market Fund - Investor Shares       $  77     $ 240     $ 417    $   930
  Janus Government Money Market Fund - Investor Shares       $  73     $ 227     $ 395    $   883


 24  Janus Bond and Money Market Funds prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

BOND FUNDS

   This section takes a closer look at the Bond Funds' principal investment strategies, as well as certain risks of investing in the Bond Funds.


   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.


FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES OF THE BOND
FUNDS

   The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DO THE FUNDS MANAGE INTEREST RATE RISK?

   The portfolio managers may vary the average-weighted effective maturity of the portfolios to reflect their analysis of interest rate trends and other factors. The Funds' average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Funds may also use futures, options, and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY A FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

   The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds in a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY A FUND'S "DURATION"?

   A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest

                                   Principal investment strategies and risks  25
   payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

   A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

6. WHAT ARE U.S. GOVERNMENT SECURITIES?

   The Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS OF THE BOND FUNDS

   Because the Funds invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Funds' performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or

 26 Janus Bond and Money Market Funds prospectus more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Funds and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such Funds. To the extent that a Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to that Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause a Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information.


FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS OF THE BOND FUNDS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DO THE FUNDS DIFFER FROM EACH OTHER IN TERMS OF PRIMARY INVESTMENT TYPE, CREDIT RISK, AND INTEREST RATE RISK?

   The chart below shows that the Funds differ in terms of the type, credit quality and interest rate risk of the securities in which they invest. You should consider these factors before you determine whether a Fund is a suitable investment.

                                            Primary                        Interest
                                        Investment Type      Credit Risk   Rate Risk
------------------------------------------------------------------------------------
  Janus Flexible Bond Fund           Corporate Bonds         High          High
  Janus High-Yield Fund              Corporate Bonds         Highest       Moderate
  Janus Short-Term Bond Fund         Corporate Bonds         Moderate      Low
  Janus Federal Tax-Exempt Fund      Municipal Securities    Low           High

2. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

   Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

                                   Principal investment strategies and risks  27

3. HOW IS CREDIT QUALITY MEASURED?

   Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Because Janus High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

   Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

   The Funds may use futures, options, swap agreements (including, but not limited to, credit default swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the

 28  Janus Bond and Money Market Funds prospectus

   Funds. A Fund's performance could be worse than if the Fund had not used such instruments.

6. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

   Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

                                   Principal investment strategies and risks  29

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

7. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES OF THE BOND FUNDS

   Unless otherwise stated, each of the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Funds may not always stay fully invested in bonds or other fixed-income securities. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because each Fund's portfolio manager(s) act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in bonds or other fixed-income securities.

 30  Janus Bond and Money Market Funds prospectus

   In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:

   - equity securities

   - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund and up to 35% of Janus Federal Tax-Exempt Fund's and Janus Short-Term Bond Fund's assets)

   - zero coupon, pay-in-kind and step coupon securities (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund; and up to 10% of assets for Janus Federal Tax-Exempt Fund and Janus Short-Term Bond Fund)

   - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps with values not to exceed 10% of the net assets of a
     Fund), participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   - bank loans, which may be acquired through loan participations and assignments (no more than 20% of a Fund's total assets)

   ILLIQUID INVESTMENTS
   Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not

                                   Principal investment strategies and risks  31
   registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, each Fund may invest without limit in foreign debt and equity securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS

   Each Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio manager(s), the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Each Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


   SECURITIES LENDING
   The Funds may seek to earn additional income through securities lending. The Funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation

 32 Janus Bond and Money Market Funds prospectus of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are made in a Fund's portfolio whenever its portfolio manager(s) believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Due to the nature of the securities in which Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund invest, they may have relatively high portfolio turnover compared to other Funds.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

                                   Principal investment strategies and risks  33

MONEY MARKET FUNDS

   This section takes a closer look at the Money Market Funds' principal investment strategies, as well as certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   The Funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended).

PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF THE MONEY MARKET FUNDS

TYPES OF INVESTMENTS

JANUS MONEY MARKET FUND

   The Fund invests primarily in:

   - high quality debt obligations

   - obligations of financial institutions

   The Fund may also invest (to a lesser degree) in:

   - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)

   - municipal securities

   - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment

   DEBT OBLIGATIONS
   The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

   - commercial paper

   - notes and bonds

   - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party, or solely by the unsecured promise of the issuer to make payments when due)

   - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

 34  Janus Bond and Money Market Funds prospectus

   OBLIGATIONS OF FINANCIAL INSTITUTIONS
   Examples of obligations of financial institutions include:

   - negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

   - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

   - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

   Foreign, Eurodollar, and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

JANUS TAX-EXEMPT MONEY MARKET FUND

   As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. However, the Fund reserves the right to invest:

   - up to 20% of its net assets in securities whose interest is federally taxable


   - without limit in cash and cash equivalents, including obligations that may be federally taxable (when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics)


   - in preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment

   MUNICIPAL SECURITIES
   Municipal securities include:

   - municipal notes

   - short-term municipal bonds

   - participation interests in municipal securities

                                   Principal investment strategies and risks  35

   At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities. Examples include securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

   Yields on municipal securities are dependent on a variety of factors, including general market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal securities investments may lose money if the municipal securities issuer does not pay principal and interest when due. Bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors may affect the issuer's ability to pay.

   MUNICIPAL LEASES
   The Fund may invest in municipal leases or participation interests therein. The issuing municipality's credit will not necessarily back a lease obligation. Interest on lease obligations may become taxable if the lease is assigned. The Fund may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis.

   TAXABLE INVESTMENTS
   As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation, as described under Janus Money Market Fund's investments.

JANUS GOVERNMENT MONEY MARKET FUND


   The Fund normally invests exclusively in:


   - U.S. Government Securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)

   - repurchase agreements secured by U.S. Government Securities

COMMON INVESTMENT TECHNIQUES OF THE MONEY MARKET FUNDS

   The following is a description of other investment techniques that the Funds may each use.

   PARTICIPATION INTERESTS
   A participation interest gives a Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

 36  Janus Bond and Money Market Funds prospectus

   DEMAND FEATURES
   Demand features give the Funds the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality, and provide a source of liquidity.

   Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Funds' investments may be dependent in part on the credit quality of the banks supporting the Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. In particular, a substantial portion of Janus Tax-Exempt Money Market Fund's portfolio may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

   VARIABLE AND FLOATING RATE SECURITIES

   Janus Money Market Fund may invest in securities which have variable or floating rates of interest. Janus Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government securities. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.


   MORTGAGE- AND ASSET-BACKED SECURITIES
   The Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities. Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases, or credit card receivables.

   Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

   SECURITIES LENDING
   The Funds may seek to earn additional income through securities lending. The Funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain

                                   Principal investment strategies and risks  37
   transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   REPURCHASE AGREEMENTS
   Each Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

   If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 38  Janus Bond and Money Market Funds prospectus

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Funds.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds, and may be reimbursed by the Bond Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. (Janus Capital provides these services to the Money Market Funds pursuant to an Administration Agreement as described in the Statement of Additional Information.)


   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.


   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.

                                                     Management of the Funds  39

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Funds.

MANAGEMENT EXPENSES

   Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that the Funds must pay.


   Each Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for each Fund, as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (net of fee waivers) based on each Fund's average net assets.


 40  Janus Bond and Money Market Funds prospectus

                                                                              Actual Investment
                                                           Contractual        Advisory Fee (%)
                                   Average Daily       Investment Advisory     (for the fiscal
                                    Net Assets               Fee (%)             year ended
Fund Name                             of Fund             (annual rate)       October 31, 2006)
-----------------------------------------------------------------------------------------------
   Janus Flexible Bond Fund(1)  First $300 Million            0.58                  0.52
                                 Over $300 Million            0.48

   Janus High-Yield Fund(1)     First $300 Million            0.65                  0.58
                                 Over $300 Million            0.55

   Janus Short-Term Bond
     Fund(1)                    First $300 Million            0.64                  0.23
                                 Over $300 Million            0.54

   Janus Federal Tax-Exempt
     Fund(1)                    First $300 Million            0.50                  0.09
                                 Over $300 Million            0.45

   Janus Money Market Fund(2)     All Asset Levels            0.20                  0.10

   Janus Tax-Exempt Money
     Market Fund(2)               All Asset Levels            0.20                  0.10

   Janus Government Money
     Market Fund(2)               All Asset Levels            0.20                  0.10
-----------------------------------------------------------------------------------------------



(1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to certain levels until at least March 1, 2008. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information.

(2) Janus Capital has agreed to waive one-half of its investment advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.


   A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements is included in the Funds' annual and semiannual reports to shareholders. You can request the Funds' annual or semiannual reports, free of charge, by contacting a Janus representative at 1-800-525-3713. The reports are also available, free of charge, on www.janus.com.


                                                     Management of the Funds  41

INVESTMENT PERSONNEL

   Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

PORTFOLIO MANAGERS

JEANINE MORRONI, CFA
--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which she has co-managed since September 2003. Ms. Morroni is also Portfolio Manager of other Janus accounts. She was Assistant Portfolio Manager of Janus Government Money Market Fund from February 1999 to September 2003. Ms. Morroni joined Janus Capital in 1994. She holds a Bachelor of Science degree in Accounting from Colorado State University. Ms. Morroni and Mr. Thorderson are jointly and primarily responsible for the day-to-day management of Janus Government Money Market Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Ms. Morroni holds the Chartered Financial Analyst designation.


DOUGLAS E. NELSON, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Federal Tax-Exempt Fund, which he has managed since February 2005. Prior to joining Janus Capital, Mr. Nelson was Vice President of Public Finance for
     George K. Baum & Co. from 2003 to 2005. He was also a credit analyst and Assistant Vice President for Delaware Management from 1996 to 2003. Mr. Nelson holds a Bachelor of Science degree in Business from the University of Kansas. He holds the Chartered Financial Analyst designation.

 42  Janus Bond and Money Market Funds prospectus

SHARON S. PICHLER, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Tax-Exempt
     Money Market Fund, which she has managed since its inception. Ms.
     Pichler is also Executive Vice President and Co-Portfolio Manager of
     Janus Money Market Fund, which she has managed or co-managed since its inception. She is also Portfolio Manager of other Janus accounts. Ms. Pichler was Portfolio Manager of Janus Federal Tax-Exempt Fund from
     January 2001 to February 2005. She joined Janus Capital in 1994. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler and Mr. Thorderson are jointly and primarily responsible for the day-to-day management of Janus Money Market Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Ms. Pichler holds the Chartered Financial Analyst designation.

GIBSON SMITH
--------------------------------------------------------------------------------
     is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Portfolio Manager of Janus High-Yield Fund and Janus Short-Term Bond Fund, which he has managed since 2003. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

RONALD V. SPEAKER, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Flexible Bond Fund, which he has managed or co-managed since December 1991. He is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus
     Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker holds the Chartered Financial
     Analyst designation.

                                                     Management of the Funds  43

J. ERIC THORDERSON, CFA
--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which he has managed or co-managed since February 1999, and Janus Money Market Fund, which he has co-managed since February 2004. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson and Ms. Morroni are jointly and primarily responsible for the day-to-day management of Janus Government Money Market Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Thorderson and Ms. Pichler are jointly and primarily responsible for the day-to-day management of Janus Money Market Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Thorderson holds the Chartered Financial Analyst designation.


   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Bond Funds' portfolio managers is included in the Funds' Statement of Additional Information.

 44  Janus Bond and Money Market Funds prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------



   CLOSED FUND POLICIES


   The Funds may discontinue sales of their shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer one or more funds as an investment option would be able to direct contributions to that fund through their plan, regardless of whether they invested in such fund prior to its closing.



   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and, for certain Funds, sponsors of certain wrap programs with existing accounts in that Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.



   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Funds may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund

                                                           Other information  45
   industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also


 46 Janus Bond and Money Market Funds prospectus dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.



   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.



   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.



   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its


                                                           Other information  47
   view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUNDS

   The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 48  Janus Bond and Money Market Funds prospectus

                       JANUS BOND AND MONEY MARKET FUNDS

                              Shareholder's Manual

                                       This Shareholder's Manual is
                                       for those shareholders
                                       investing directly with the
                                       Funds. This section will help
                                       you become familiar with the
                                       different types of accounts
                                       you can establish with Janus.
                                       It also explains in detail
                                       the wide array of services
                                       and features you can
                                       establish on your account, as
                                       well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON www.janus.com* YOU CAN:

- Open the following types of accounts: individual, joint, UGMA/UTMA, Traditional and Roth IRAs, Simplified Employee Pension ("SEP") IRAs, and Coverdell Education Savings Accounts

- Review your account or your complete portfolio

- Buy, exchange, and sell Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly, and year-end statements, semiannual and annual reports, prospectuses, and tax forms

* Certain account or transaction types may be restricted from being processed through www.janus.com. If you would like more information about these restrictions, please contact a Janus representative.

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
720 S. Colorado Blvd., Suite 290A
Denver, CO 80246-1929

 50  Janus Bond and Money Market Funds prospectus

MINIMUM INVESTMENTS*

    To open a new regular Fund account                         $2,500

    To open a new UGMA/UTMA account, Coverdell Education
    Savings Account, or a retirement Fund account
      - without an automatic investment program                $1,000
      - with an automatic investment program of $100 per
        month                                                  $  500

    To add to any existing type of Fund account                $  100

   * The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, 403(b)(7) accounts, Janus prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SAR SEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of Janus Capital, its wholly-owned subsidiaries, and INTECH may open Fund accounts for $100.

   MINIMUM INVESTMENT REQUIREMENTS
   Due to the proportionately higher costs of maintaining small accounts, the Funds reserve the right to deduct an annual $25 minimum balance fee per Fund account with values below the minimums described under "Minimum Investments" or to close Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You may receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

TYPES OF ACCOUNT OWNERSHIP

   Please refer to www.janus.com or an account application for specific requirements to open and maintain an account.

   INDIVIDUAL OR JOINT OWNERSHIP
   Individual accounts are owned by one person. Joint accounts have two or more owners.

   TRUST
   An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the application.

                                                        Shareholder's manual  51

   BUSINESS ACCOUNTS
   Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

   Please refer to www.janus.com or an account application for specific requirements to open and maintain an account. Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.

   If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com.

   INVESTING FOR YOUR RETIREMENT

   Please visit www.janus.com or call a Janus representative for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

   TRADITIONAL AND ROTH IRAS
   Both IRAs allow most individuals with earned income to contribute up to the lesser of $4,000 or 100% of compensation for tax years 2006 and 2007. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits for the tax years 2006 and 2007.

   SIMPLIFIED EMPLOYEE PENSION (SEP) IRAS
   This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

   PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
   These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information.

 52  Janus Bond and Money Market Funds prospectus

   SECTION 403(b)(7) PLAN
   Employees of educational organizations or other qualifying tax-exempt organizations may be eligible to participate in a Section 403(b)(7) plan. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information.

ACCOUNTS FOR THE BENEFIT OF A CHILD

   CUSTODIAL ACCOUNTS (UGMA OR UTMA)
   An UGMA/UTMA account is a custodial account managed for the benefit of a minor.

   COVERDELL EDUCATION SAVINGS ACCOUNT
   This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

   Please refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

                                                        Shareholder's manual  53

 TO OPEN AN ACCOUNT OR BUY SHARES

 Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus electronically withdraw funds from your designated bank account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. A real-time confirmation of your transaction will be provided via www.janus.com.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus representative during normal business hours. Janus will electronically withdraw funds from your designated bank account.

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATED INVESTMENTS
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.
 -------------------------------------------------------------------------------
 Note: For more information, refer to "Paying for Shares."

 54  Janus Bond and Money Market Funds prospectus

    TO EXCHANGE SHARES                    TO SELL SHARES



    ONLINE AT www.janus.com               ONLINE AT www.janus.com
    --------------------------------      --------------------------------
    - Exchanges may be made online        - Redemptions may be made online
      at www.janus.com.                     at www.janus.com.



    BY TELEPHONE                          BY TELEPHONE
    --------------------------------      --------------------------------
    - Generally all accounts are          - Generally all accounts are
      automatically eligible to             automatically eligible to sell
      exchange shares by telephone.         shares by telephone. To sell
      To exchange all or a portion          all or a portion of your
      of your shares into any other         shares, call Janus
      available Janus fund, call            XpressLine(TM) or a Janus
      Janus XpressLine(TM) or a             representative. The Funds
      Janus representative.                 reserve the right to limit the
                                            dollar amount that you may
                                            redeem from your account by
                                            telephone.



    BY MAIL/IN WRITING                    BY MAIL/IN WRITING
    --------------------------------      --------------------------------
    - To request an exchange in           - To request a redemption in
      writing, please follow the            writing, please follow the
      instructions in "Written              instructions in "Written
      Instructions."                        Instructions."



    BY SYSTEMATIC EXCHANGE                BY SYSTEMATIC REDEMPTION
    --------------------------------      --------------------------------
    - You determine the amount of         - This program allows you to
      money you would like automati-        sell shares worth a specific
      cally exchanged from one Fund         dollar amount from your Fund
      account to another on any day         account on a regular basis.
      of the month.
    --------------------------------      --------------------------------
     Note: For more information,           Note: For more information,
           refer to "Exchanges."                 refer to "Payment of
                                                 Redemption Proceeds."

                                                        Shareholder's manual  55

PAYING FOR SHARES

   Please note the following when purchasing shares:


   - Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.


   - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted Canadian bank.

   - Purchases submitted in federal funds (payments transmitted through the Federal Reserve Wire System) and received before 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund, and before 4:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund on a bank business day (a day when both the New York Stock Exchange and the Federal Reserve Banks are open) will receive dividends declared on the purchase date. Please call a Janus representative for details.

   - When purchasing shares through the Automatic Investment Program, if no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Investment Program will be discontinued.

   - We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Funds by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.


   - Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."



   - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Money Market Fund-Investor Shares ("Janus Money Market Fund"). For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you


 56 Janus Bond and Money Market Funds prospectus later direct Janus to (i) buy shares of another Janus fund or (ii) sell shares of Janus Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of Janus Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in Janus Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from Janus Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under "Policies in Relation to Transactions."


   - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

   - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGES

   Please note the following when exchanging shares:


   - An exchange represents the redemption (or sale) of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.


   - You may generally exchange shares of a Fund for shares of any fund in the Trust.


   - New regular Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")



   - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


                                                        Shareholder's manual  57

   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")


   - Exchanges between existing Janus fund accounts must meet the $100 subsequent investment requirement.

   - For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.


   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


   - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


   - An exchange of shares from JANUS HIGH-YIELD FUND held for three months or less may be subject to the Fund's redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."



   - With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."


 58  Janus Bond and Money Market Funds prospectus

   - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

   Note: For the fastest and easiest way to exchange shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES


   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents.


   The Funds attempt to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders,

                                                        Shareholder's manual  59
   provided that the Funds reserve the right to reject any purchase request as explained above.

   The Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive

 60 Janus Bond and Money Market Funds prospectus trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

   Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio manager(s) believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in Funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading

                                                        Shareholder's manual  61
   in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

PAYMENT OF REDEMPTION PROCEEDS

   BY ELECTRONIC TRANSFER - Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.

   - NEXT DAY WIRE TRANSFER - Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). Wire transfers will be charged a fee for each wire and your bank may charge an additional fee to receive the wire.

   - ACH (AUTOMATED CLEARING HOUSE) TRANSFER - Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.


   - SAME DAY WIRE TRANSFER (FOR THE MONEY MARKET FUNDS ONLY) - If your redemption request is made via a phone call and is received by 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund and 4:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund on a bank business day, shares will be redeemed and the redemption amount wired in federal funds to your bank of record that day. (For details regarding redemption requests received after these times, refer to "Policies in Relation to Transactions.") The Funds reserve the right to require redemption requests prior to these times on days when the bond market or NYSE close early. Wire transfers will be charged a fee for each wire and your bank may charge an additional fee to receive the wire. Please call a Janus representative for further details.


 62  Janus Bond and Money Market Funds prospectus

   BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

   BY SYSTEMATIC REDEMPTION - If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.


   GENERALLY, ORDERS TO SELL SHARES MAY BE INITIATED AT ANY TIME ON www.janus.com, BY TELEPHONE, OR IN WRITING. CERTAIN TAX-DEFERRED ACCOUNTS MAY REQUIRE A WRITTEN REQUEST. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR AUTOMATED INVESTMENT, THE FUNDS CAN DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. UNLESS YOU PROVIDE ALTERNATE INSTRUCTIONS, YOUR PROCEEDS WILL BE INVESTED IN THE INVESTOR SHARES CLASS OF JANUS MONEY MARKET FUND DURING THE 15-DAY HOLD PERIOD.


   Note: For the fastest and easiest way to redeem shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

REDEMPTION FEE


   Redemptions (and exchanges) of shares from JANUS HIGH-YIELD FUND held for three months or less may be subject to the Fund's redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.


   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;

                                                        Shareholder's manual  63

   (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) involuntary redemptions imposed by Janus Capital; and (vi) reinvested distributions (dividends and capital gains).

   If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee will be applied to redemptions of your shares. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries.

   In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

WRITTEN INSTRUCTIONS


   To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus." Please include the following information:



   - the name of the Janus fund(s) being redeemed or exchanged;


   - the account number(s);


   - the amount of money or number of shares being redeemed or exchanged;


   - the name(s) on the account;

 64  Janus Bond and Money Market Funds prospectus

   - the signature(s) of all registered account owners (refer to account application for signature requirements); and


   - your daytime telephone number.

SIGNATURE GUARANTEE

   A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

   - You request a redemption by check above a certain dollar amount.

   - You would like a check made payable to anyone other than the shareholder(s) of record.

   - You would like a check mailed to an address that has been changed within 10 days of the redemption request.

   - You would like a check mailed to an address other than the address of record.

   - You would like your redemption proceeds sent to a bank account other than a bank account of record.

   THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

   A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

   - It does not appear valid or in good form.

   - The transaction amount exceeds the surety bond limit of the signature guarantee.

   - The guarantee stamp has been reported as stolen, missing, or counterfeit.

   HOW TO OBTAIN A SIGNATURE GUARANTEE

   A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

   If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

                                                        Shareholder's manual  65

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

PRICING OF FUND SHARES

   NAV DETERMINATION


   The per share NAV is computed by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares, to the extent that Fund is invested in such markets.


   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Policies in Relation to Transactions" after your request is received in good order by a Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Funds, other than the Money Market Funds, are generally valued at market value. Certain short-term instruments maturing within 60 days or less (such as Money Market Funds' portfolio securities) are valued at amortized cost, which approximates market value. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of such Money Market Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

 66  Janus Bond and Money Market Funds prospectus

   If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments;
   (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

                                                        Shareholder's manual  67

   POLICIES IN RELATION TO TRANSACTIONS

   EXCHANGES - Exchange requests between Funds must be received in good order by a Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV. The Money Market Funds reserve the right to require exchange requests prior to these times on days when the bond market or the NYSE close early.

   OTHER TRANSACTIONS - With the exception of certain money market fund transactions, as described below, all phone and written requests, including but not limited to, purchases by check or automated investment, wire transfers, and ACH transfer, must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE in order to receive the NAV calculated at that time. Transactions involving funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.

   WIRE PURCHASES FOR THE MONEY MARKET FUNDS - Your wire purchase (in federal funds) must be received in good order and settled by the Fund or its agent prior to 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund, and 4:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund, in order to receive that day's NAV. Purchases received and settled by the times noted will generally begin to earn dividends on the date of purchase. Wire purchases received and settled by 4:00 p.m. (New York time) will receive that day's NAV. Wire purchases for Janus Tax-Exempt Money Market Fund received and settled between 12:00 p.m. and 4:00 p.m. (New York time) will receive that day's NAV, but will generally begin earning dividends on the next bank business day following the date of purchase. Wire purchases received and settled after 4:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund, Janus Money Market Fund, and Janus Government Money Market Fund, will receive the next bank business day's NAV and dividends. The Money Market Funds reserve the right to require purchase requests and payments prior to these times on days when the bond market or the NYSE close early. Please call a Janus representative for details.

   WIRE REDEMPTIONS FOR THE MONEY MARKET FUNDS - Your redemption request must be made via phone and received by 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund, and 4:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund, on a bank business day in order to have the redemption amount wired in federal funds to your bank of record the same day. Redemption requests received by the times noted will receive that day's NAV, but will generally not include that day's dividend. Redemption requests for Janus Tax-Exempt Money Market Fund received between 12:00 p.m. and 4:00 p.m. (New York time) will be processed as of that day's NAV and will include that day's dividends, but will generally not be wired

 68 Janus Bond and Money Market Funds prospectus until the next bank business day. Redemption requests received after 4:00 p.m. (New York time), will include that day's dividends, however, they will be processed as of the next business day's NAV and will generally be wired the next bank business day. The Money Market Funds reserve the right to require redemption requests prior to these times on days when the bond market or the NYSE close early. Please call a Janus representative for details.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Funds, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Funds and to protect the confidentiality of the Funds' portfolio holdings. The following describes those policies and procedures.


   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the non-money market funds are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The funds' top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for all funds shall be available to any person monthly upon request, with a 30-day lag, following the posting of the funds' portfolio holdings on www.janus.com.

                                                        Shareholder's manual  69

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Funds. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' Statement of Additional Information.


   Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-3713 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are included in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are delivered to shareholders and are also available at www.janus.com.


SHAREHOLDER SERVICES AND ACCOUNT POLICIES

   CHECK WRITING PRIVILEGE

   Check writing privileges are available for all three Money Market Funds. Checkbooks will be issued to shareholders who have completed a Signature Draft Card, which is sent in the new account welcome package or by calling a Janus representative. (There is no check writing privilege for retirement accounts.) Your checkbook will be mailed approximately 10 days after the check writing privilege is requested. You may order checks any time on www.janus.com. Checks may be written for $250 or more per check. Purchases made by check or automated investment may not be redeemed by a redemption check until the 15-day hold period has passed. All checks written on the account must be signed by all account holders unless otherwise specified on the original application or the subsequent Signature Draft Card. The Funds reserve the right to terminate or modify the check writing privilege at any time.

   TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

   You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent

 70 Janus Bond and Money Market Funds prospectus investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.

   A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

   TAXPAYER IDENTIFICATION NUMBER

   On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

   INVOLUNTARY REDEMPTIONS

   The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds. This includes, but is not limited to, accounts that a Fund or its agent believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.

   ONLINE AND TELEPHONE TRANSACTIONS

   You may initiate many transactions through www.janus.com or by calling Janus XpressLine(TM). You may also contact a Janus representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit www.janus.com or call a Janus representative. The Funds and their agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

   Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than

                                                        Shareholder's manual  71
   you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

   Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus representative by telephone. If you are unable to reach a Janus representative by telephone, please consider visiting www.janus.com, calling Janus XpressLine(TM), or sending written instructions.

   DISTRIBUTIONS

   Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit www.janus.com, call a Janus representative, or send a written request signed by the shareholder(s) of record.


   If you receive Fund distributions from an open non-retirement Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, upon return of the follow up mailing the distribution check will be reinvested in your open Fund account at the next calculated NAV. Your non-retirement Fund account distribution checks will also be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


   TEMPORARY SUSPENSION OF SERVICES

   The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Funds may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Funds may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

   ADDRESS CHANGES

   For the easiest way to change the address on your account, visit www.janus.com. You may also call a Janus representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new

 72 Janus Bond and Money Market Funds prospectus addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

   REGISTRATION CHANGES

   To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit www.janus.com or call a Janus representative for further instructions.

   BANK ACCOUNT CHANGES

   For the easiest way to change your bank account of record or add new bank account information to your account, visit www.janus.com. You may also send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at www.janus.com for purchases only. Certain tax-deferred accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at www.janus.com or over the telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Fund account.

   STATEMENTS, REPORTS, AND PROSPECTUSES

   We will send you quarterly confirmations of all transactions. You may elect on www.janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on www.janus.com, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Funds reserve the right to charge a fee for additional account statement requests.

   The Funds produce financial reports that include a complete list of each of the Funds' portfolio holdings semiannually, and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically on www.janus.com.


   Unless you instruct Janus otherwise by contacting a Janus representative, the Funds will mail only one report or prospectus to your address of record ("household"), even if more than one person in your household has a Fund account. This process, known as "householding," reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus representative or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Funds receive your instructions.


                                                        Shareholder's manual  73

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund.

BOND FUNDS

   Income dividends for the Funds are declared daily, Saturdays, Sundays, and holidays included, and are generally distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. You will begin accruing income dividends the day after your purchase is processed by the Funds or their agent. If shares are redeemed, you will receive all dividends accrued through the day your redemption is processed by the Funds or their agent. Capital gains, if any, are declared and distributed in December. If necessary, net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT A FUND'S NAV

   Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations. Capital gains distributions, if any, from Janus Federal Tax-Exempt Fund will also be taxable.

   "BUYING A DIVIDEND"

   If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross

 74 Janus Bond and Money Market Funds prospectus income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

MONEY MARKET FUNDS


   Income dividends representing substantially all of the Funds' net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month.



   Shares of the Funds purchased by wire on a day on which the Funds calculate their net asset value and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase request is received prior to 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund and prior to 4:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund. Otherwise, such Shares begin to accrue dividends on the following bank business day. Purchase orders accompanied by a check or other negotiable bank draft will be accepted and effected as of the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) on the business day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order.



   Written or online redemption requests requested on any particular day will generally receive dividends declared through the date of redemption. However, requests for wire redemptions that are received prior to 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund and prior to 4:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund, on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be wired to the predesignated bank account on that day, and that day's dividend will not be received. Redemption requests for Janus Tax-Exempt Money Market Fund received between 12:00 p.m. and 4:00 p.m. (New York time) will be processed as of that day's NAV and will include that day's dividends, but will generally not be wired until the next bank business day. Redemption requests received after 4:00 p.m. (New York time), will include that day's dividends, however, they will be processed as of the next business day's NAV and will generally be wired the next bank business day.


                                                     Distributions and taxes  75

   The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond market or NYSE close early.

DISTRIBUTION OPTIONS

   When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to www.janus.com, by calling a Janus representative, or by writing the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:

   REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

   CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

   REINVEST AND CASH OPTION (THE BOND FUNDS ONLY). You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

   REDIRECT OPTION. You may direct your dividends or capital gains distributions (dividends in the case of the Money Market Funds) to purchase shares of another Janus fund.


   The Funds reserve the right to reinvest undeliverable and uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to "Distributions."


TAXES

   As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

 76  Janus Bond and Money Market Funds prospectus

   TAXES ON DISTRIBUTIONS

   Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund anticipate that substantially all their income dividends will be exempt from federal income tax, although either Fund may occasionally earn income on taxable investments and dividends attributable to that income would be taxable. These distributions may be subject to state and local income tax. In addition, interest from certain private activity bonds is a preference item for purposes of the alternative minimum tax, and to the extent a Fund earns such income, shareholders subject to the alternative minimum tax must include that income as a preference item. Distributions from capital gains, if any, are subject to federal tax. The Funds will advise shareholders of the percentage of dividends, if any, subject to any federal tax.

   Dividends and distributions for all of the other Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUNDS

   Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

                                                     Distributions and taxes  77

   The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Bond Funds that invest in partnerships may be subject to state tax liabilities.


 78  Janus Bond and Money Market Funds prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The financial highlights tables are intended to help you understand the Funds' financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


   The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions).


JANUS FLEXIBLE BOND FUND
-------------------------------------------------------------------------------------------------------------
                                                                       Years ended October 31
                                                        2006        2005        2004        2003        2002
 NET ASSET VALUE, BEGINNING OF PERIOD                   $9.41       $9.76       $9.74       $9.51       $9.49
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                            0.42        0.40        0.46        0.46        0.49
 Net gain/(loss) on securities (both realized and
  unrealized)                                            0.02      (0.34)        0.01        0.21        0.02
 Total from investment operations                        0.44        0.06        0.47        0.67        0.51
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                (0.43)      (0.41)      (0.45)      (0.44)      (0.49)
 Distributions (from capital gains)                        --          --          --          --          --
 Payment from affiliate                                    --(1)       --(1)       --(1)       --          --
 Total distributions and other                         (0.43)      (0.41)      (0.45)      (0.44)      (0.49)
 NET ASSET VALUE, END OF PERIOD                         $9.42       $9.41       $9.76       $9.74       $9.51
 Total return                                           4.80%(2)    0.60%(2)    4.97%(2)    7.12%       5.63%
 Net assets, end of period (in millions)                 $767        $935      $1,160      $1,534      $1,585
 Average net assets for the period (in millions)         $827      $1,037      $1,289      $1,732      $1,347
 Ratio of gross expenses to average net assets(3)       0.83%       0.78%       0.85%       0.83%       0.81%
 Ratio of net expenses to average net assets            0.82%       0.77%       0.85%       0.83%       0.81%
 Ratio of net investment income/(loss) to average net
  assets                                                4.37%       4.01%       4.27%       4.47%       5.24%
 Portfolio turnover rate                                 144%(4)     174%(4)     149%        163%        243%
-------------------------------------------------------------------------------------------------------------


(1) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


(4) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 147% in 2006 and 180% in 2005.


                                                        Financial highlights  79

JANUS HIGH-YIELD FUND
---------------------------------------------------------------------------------------------------
                                                               Years ended October 31
                                                   2006      2005      2004      2003       2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $9.48     $9.86     $9.55     $8.82      $9.28
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.71      0.65      0.67      0.64       0.65
 Net gain/(loss) on securities (both realized
  and unrealized)                                   0.20    (0.38)      0.31      0.72     (0.46)
 Total from investment operations                   0.91      0.27      0.98      1.36       0.19
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.70)    (0.65)    (0.67)    (0.64)     (0.65)
 Distributions (from capital gains)                   --        --        --        --         --
 Redemption fees                                      --(1)     --(1)     --(1)   0.01         --(1)
 Payment from affiliate                               --(2)     --(2)     --        --         --
 Total distributions and other                    (0.70)    (0.65)    (0.67)    (0.63)     (0.65)
 NET ASSET VALUE, END OF PERIOD                    $9.69     $9.48     $9.86     $9.55      $8.82
 Total return                                     10.00%(3)  2.76%(3) 10.62%    16.00%      1.97%
 Net assets, end of period (in millions)            $512      $523      $558      $768       $573
 Average net assets for the period (in millions)    $491      $549      $583      $842       $491
 Ratio of gross expenses to average net
  assets(4)                                        0.91%(5)  0.88%     0.96%     0.95%      0.96%
 Ratio of net expenses to average net assets       0.90%     0.87%     0.96%     0.95%      0.96%
 Ratio of net investment income/(loss) to
  average net assets                               7.37%     6.65%     6.96%     6.90%      7.02%
 Portfolio turnover rate                            119%      102%      133%      203%       161%
---------------------------------------------------------------------------------------------------


(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


(5) The ratio was 0.93% before waiver of certain fees incurred by the Fund.


 80  Janus Bond and Money Market Funds prospectus

JANUS SHORT-TERM BOND FUND
----------------------------------------------------------------------------------------------------
                                                                 Years ended October 31
                                                      2006      2005      2004      2003      2002
 NET ASSET VALUE, BEGINNING OF PERIOD                 $2.87     $2.94     $2.97     $2.93     $2.97
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          0.11      0.08      0.08      0.08      0.10
 Net gain/(loss) on securities (both realized and
  unrealized)                                          0.01    (0.06)      0.01      0.04    (0.04)
 Total from investment operations                      0.12      0.02      0.09      0.12      0.06
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)              (0.11)    (0.08)    (0.08)    (0.08)    (0.10)(1)
 Distributions (from capital gains)                      --    (0.01)    (0.04)        --        --
 Payment from affiliate                                  --(2)     --(2)     --        --        --
 Total distributions and other                       (0.11)    (0.09)    (0.12)    (0.08)    (0.10)
 NET ASSET VALUE, END OF PERIOD                       $2.88     $2.87     $2.94     $2.97     $2.93
 Total return                                         4.08%(3)  0.65%(3)  2.94%     4.12%     2.22%
 Net assets, end of period (in millions)               $175      $201      $271      $366      $493
 Average net assets for the period (in millions)       $182      $234      $299      $457      $500
 Ratio of gross expenses to average net assets(4)     0.65%(5)  0.65%(5)  0.65%(5)  0.65%(5)  0.65%(5)
 Ratio of net expenses to average net assets          0.64%     0.64%     0.65%     0.65%     0.65%
 Ratio of net investment income/(loss) to average
  net assets                                          3.65%     2.75%     2.64%     2.68%     3.55%
 Portfolio turnover rate                               120%       97%      110%      238%      164%
----------------------------------------------------------------------------------------------------


(1) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


(5) The ratio was 1.06% in 2006, 0.97% in 2005, 1.00% in 2004, 0.91% in 2003,
    and 0.88% in 2002 before waiver of certain fees incurred by the Fund.


                                                        Financial highlights  81

JANUS FEDERAL TAX-EXEMPT FUND
----------------------------------------------------------------------------------------------------
                                                                 Years ended October 31
                                                      2006      2005      2004      2003      2002
 NET ASSET VALUE, BEGINNING OF PERIOD                 $6.94     $7.12     $7.07     $7.05     $7.01
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          0.27      0.26      0.23      0.26      0.27
 Net gain/(loss) on securities (both realized and
  unrealized)                                          0.09    (0.18)      0.05      0.02      0.04
 Total from investment operations                      0.36      0.08      0.28      0.28      0.31
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)              (0.27)    (0.26)    (0.23)    (0.26)    (0.27)
 Distributions (from capital gains)                      --        --        --        --        --
 Payment from affiliate                                  --        --(1)     --        --        --
 Total distributions and other                       (0.27)    (0.26)    (0.23)    (0.26)    (0.27)
 NET ASSET VALUE, END OF PERIOD                       $7.03     $6.94     $7.12     $7.07     $7.05
 Total return                                         5.31%     1.12%(2)  4.07%     3.97%     4.56%
 Net assets, end of period (in millions)                $98      $112      $132      $184      $230
 Average net assets for the period (in millions)       $104      $121      $151      $229      $148
 Ratio of gross expenses to average net assets(3)     0.56%(4)  0.56%(4)  0.62%(4)  0.65%(4)  0.66%(4)
 Ratio of net expenses to average net assets          0.55%     0.55%     0.62%     0.65%     0.65%
 Ratio of net investment income/(loss) to average
  net assets                                          3.89%     3.67%     3.30%     3.58%     3.83%
 Portfolio turnover rate                               112%      149%       52%       39%       58%
----------------------------------------------------------------------------------------------------


(1) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


(4) The ratio was 0.97% in 2006, 0.87% in 2005, 0.99% in 2004, 0.90% in 2003,
    and 0.92% in 2002 before waiver of certain fees incurred by the Fund.


 82  Janus Bond and Money Market Funds prospectus

JANUS MONEY MARKET FUND - INVESTOR SHARES
---------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                    2006        2005        2004        2003        2002
 NET ASSET VALUE, BEGINNING OF PERIOD               $1.00       $1.00       $1.00       $1.00       $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        0.04        0.02        0.01        0.01        0.02
 Net gain/(loss) on securities                         --(1)       --(1)       --(1)       --(1)       --(1)
 Total from investment operations                    0.04        0.02        0.01        0.01        0.02
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)            (0.04)      (0.02)      (0.01)      (0.01)      (0.02)
 Distributions (from capital gains)                    --(1)       --(1)       --(1)       --(1)       --(1)
 Total distributions                               (0.04)      (0.02)      (0.01)      (0.01)      (0.02)
 NET ASSET VALUE, END OF PERIOD                     $1.00       $1.00       $1.00       $1.00       $1.00
 Total return                                       4.39%       2.41%       0.75%       0.79%       1.53%
 Net assets, end of period (in millions)           $1,413      $1,361      $1,589      $2,197      $3,042
 Average net assets for the period (in millions)   $1,362      $1,450      $1,790      $2,658      $3,180
 Ratio of expenses to average net assets(2)         0.60%(3)    0.60%(3)    0.60%(3)    0.60%(3)    0.60%(3)
 Ratio of net investment income/(loss) to average
  net assets                                        4.31%       2.36%       0.74%       0.80%       1.53%
---------------------------------------------------------------------------------------------------------



(1) Net gain/(loss) on securities and/or distributions (from capital gains) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


(3) The ratio was 0.70% in 2006, 0.70% in 2005, 0.70% in 2004, 0.70% in 2003,
    and 0.70% in 2002 before waiver of certain fees incurred by the Fund.


                                                        Financial highlights  83

JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES
----------------------------------------------------------------------------------------------------
                                                                 Years ended October 31
                                                      2006      2005      2004      2003      2002
 NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00     $1.00     $1.00     $1.00     $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          0.03      0.02      0.01      0.01      0.01
 Net gain/(loss) on securities                           --(1)     --(1)     --(1)     --(1)     --
 Total from investment operations                      0.03      0.02      0.01      0.01      0.01
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              (0.03)    (0.02)    (0.01)    (0.01)    (0.01)
 Distributions (from capital gains)                      --        --        --(1)     --(1)     --
 Total distributions                                 (0.03)    (0.02)    (0.01)    (0.01)    (0.01)
 NET ASSET VALUE, END OF PERIOD                       $1.00     $1.00     $1.00     $1.00     $1.00
 Total return                                         2.81%     1.63%     0.59%     0.64%     1.09%
 Net assets, end of period (in millions)                $76       $86      $107      $140      $187
 Average net assets for the period (in millions)        $79       $96      $121      $173      $192
 Ratio of expenses to average net assets(2)           0.65%(3)  0.62%(3)  0.61%(3)  0.60%(3)  0.60%(3)
 Ratio of net investment income/(loss) to average
  net assets                                          2.77%     1.60%     0.59%     0.65%     1.08%
----------------------------------------------------------------------------------------------------



(1) Net gain/(loss) on securities and/or distributions (from capital gains) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


(3) The ratio was 0.75% in 2006, 0.72% in 2005, 0.71% in 2004, 0.70% in 2003,
    and 0.70% in 2002 before waiver of certain fees incurred by the Fund.


 84  Janus Bond and Money Market Funds prospectus

JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES
----------------------------------------------------------------------------------------------------
                                                                 Years ended October 31
                                                      2006      2005      2004      2003      2002
 NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00     $1.00     $1.00     $1.00     $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          0.04      0.02      0.01      0.01      0.01
 Net gain/(loss) on securities                           --        --(1)     --(1)     --        --(1)
 Total from investment operations                      0.04      0.02      0.01      0.01      0.01
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              (0.04)    (0.02)    (0.01)    (0.01)    (0.01)
 Distributions (from capital gains)                      --        --(1)     --(1)     --        --(1)
 Total distributions                                 (0.04)    (0.02)    (0.01)    (0.01)    (0.01)
 NET ASSET VALUE, END OF PERIOD                       $1.00     $1.00     $1.00     $1.00     $1.00
 Total return                                         4.31%     2.34%     0.68%     0.72%     1.49%
 Net assets, end of period (in millions)               $176      $186      $224      $314      $447
 Average net assets for the period (in millions)       $177      $198      $253      $388      $431
 Ratio of expenses to average net assets(2)           0.61%(3)  0.61%(3)  0.60%(3)  0.60%(3)  0.60%(3)
 Ratio of net investment income/(loss) to average
  net assets                                          4.22%     2.29%     0.66%     0.73%     1.48%
----------------------------------------------------------------------------------------------------



(1) Net gain/(loss) on securities and/or distributions (from capital gains) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


(3) The ratio was 0.71% in 2006, 0.71% in 2005, 0.70% in 2004, 0.70% in 2003,
    and 0.70% in 2002 before waiver of certain fees incurred by the Fund.


                                                        Financial highlights  85

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.


   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.


   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

 86  Janus Bond and Money Market Funds prospectus

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."



   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.


   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

                                                Glossary of investment terms  87
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

 88  Janus Bond and Money Market Funds prospectus

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

                                                Glossary of investment terms  89
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

 90  Janus Bond and Money Market Funds prospectus

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

                                                Glossary of investment terms  91
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.


   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.


   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

 92  Janus Bond and Money Market Funds prospectus

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

                                            Explanation of rating categories  93

FITCH, INC.

    LONG-TERM BOND RATING     EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

FITCH, INC.

    SHORT-TERM BOND RATING    EXPLANATION
    -----------------------------------------------------------------------------
    F-1+..................... Exceptionally strong credit quality. Issues assigned this rating are regarded as having the
                              strongest degree of assurance for timely payment.
    F-1...................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only
                              slightly less in degree than issues rated F-1+.
    F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely
                              payments, but the margin of safety is not as great
                              as the F-1+ and F-1 ratings.

 94  Janus Bond and Money Market Funds prospectus

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper to medium-grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.

    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
   (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

                                            Explanation of rating categories  95

SECURITIES HOLDINGS BY RATING CATEGORY


   During the fiscal year ended October 31, 2006, the percentage of securities holdings for the following Funds by rating category based upon a weighted monthly average was:



    JANUS FLEXIBLE BOND FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                           69.2%
     AA                                                             3.0%
     A                                                              3.0%
     BBB                                                           13.3%
     BB                                                             4.7%
     B                                                              4.0%
     CCC                                                            0.3%
     CC                                                             0.0%
     C                                                              0.0%
     Not Rated                                                      0.6%
     Preferred Stock                                                0.9%
     Cash                                                           1.0%
     TOTAL                                                        100.0%
    --------------------------------------------------------------------



    JANUS HIGH-YIELD FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                            0.1%
     AA                                                             0.0%
     A                                                              0.3%
     BBB                                                            0.0%
     BB                                                            22.5%
     B                                                             59.3%
     CCC                                                           11.4%
     CC                                                             0.0%
     C                                                              0.0%
     Not Rated                                                      0.8%
     Preferred Stock                                                0.7%
     Cash                                                           4.9%
     TOTAL                                                        100.0%
    --------------------------------------------------------------------


 96  Janus Bond and Money Market Funds prospectus

          JANUS SHORT-TERM BOND FUND
          --------------------------------------------------------------------

           BONDS-S&P RATING:
           AAA                                                           76.8%
           AA                                                             4.1%
           A                                                              1.4%
           BBB                                                            4.4%
           BB                                                             5.7%
           B                                                              1.8%
           CCC                                                            0.0%
           CC                                                             0.0%
           C                                                              0.0%
           Not Rated                                                      2.1%
           Cash                                                           0.0%
                                                                          3.7%
           TOTAL                                                        100.0%
          --------------------------------------------------------------------


   No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended October 31, 2006.

                                            Explanation of rating categories  97

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting a Janus representative at 1-800-525-3713. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                  The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  PO Box 173375
                                  Denver, CO 80217-3375
                                  1-800-525-3713

            The Trust's Investment Company Act File No. is 811-1879.

                                  February 28, 2007

                                  Janus Flexible Bond Fund
                                  Janus High-Yield Fund
                                  Janus Short-Term Bond Fund
                                  Janus Federal Tax-Exempt Fund
                                  Janus Money Market Fund
                                  Janus Tax-Exempt Money Market Fund
                                  Janus Government Money Market Fund

                       JANUS BOND AND MONEY MARKET FUNDS

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Funds through financial intermediaries.

(JANUS LOGO)

                        This Prospectus describes seven portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Fund.


                        Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Janus Federal Tax-Exempt Fund are collectively referred to as the "Bond Funds."



                        Janus Money Market Fund, Janus Tax-Exempt Money Market Fund, and Janus Government Money Market Fund are collectively referred to as the "Money Market Funds."

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Flexible Bond Fund.................................    2
       Janus High-Yield Fund....................................    5
       Janus Short-Term Bond Fund...............................    8
       Janus Federal Tax-Exempt Fund............................   11
       Janus Money Market Fund..................................   14
       Janus Tax-Exempt Money Market Fund.......................   16
       Janus Government Money Market Fund.......................   19

    FEES AND EXPENSES...........................................   22

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Bond Funds...............................................   25
       Frequently asked questions about principal investment
       strategies of the Bond Funds.............................   25
       Risks of the Bond Funds..................................   26
       Frequently asked questions about certain risks of the
       Bond Funds...............................................   27
       General portfolio policies of the Bond Funds.............   30
       Money Market Funds.......................................   34

    MANAGEMENT OF THE FUNDS
       Investment adviser.......................................   39
       Management expenses......................................   40
       Investment personnel.....................................   42

    OTHER INFORMATION...........................................   45

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   50
       Purchases................................................   52
       Tax-deferred accounts....................................   53
       Exchanges................................................   53
       Redemptions..............................................   54
       Redemption fee...........................................   56
       Excessive trading........................................   57
       Shareholder account policies.............................   61

    DISTRIBUTIONS AND TAXES.....................................   63

    FINANCIAL HIGHLIGHTS........................................   67

    GLOSSARY OF INVESTMENT TERMS................................   74

    EXPLANATION OF RATING CATEGORIES............................   81

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS FLEXIBLE BOND FUND

   Janus Flexible Bond Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/ high-risk bonds to 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.


   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

 2  Janus Bond and Money Market Funds prospectus

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                          Risk/return summary  3

   JANUS FLEXIBLE BOND FUND(1)




    Annual returns for periods ended 12/31
                         11.43%  8.84%  0.46%  4.89%  7.23%  9.93%  6.37%  3.82%  1.79%  4.12%
                          1997   1998   1999   2000   2001   2002   2003   2004   2005   2006

    Best Quarter:  3rd-2002 5.37%    Worst Quarter:  2nd-2004 (2.99)%



                                           Average annual total return for periods ended 12/31/06
                                           ------------------------------------------------------
                                                                                  Since Inception
                                                  1 year   5 years    10 years       (7/7/87)
    Janus Flexible Bond Fund
      Return Before Taxes                         4.12%     5.17%       5.83%          7.48%
      Return After Taxes on Distributions         2.43%     3.44%       3.48%          4.67%
      Return After Taxes on Distributions and
        Sale of Fund Shares(2)                    2.64%     3.39%       3.52%          4.69%
    Lehman Brothers Aggregate Bond Index(3)       4.33%     5.06%       6.24%          7.55%(4)
      (reflects no deduction for expenses, fees,
        or taxes)
                                                  ----------------------------------------



   (1) The Fund's performance reflects the effect of expense waivers in 1987, 1988, 1989, 1990, 1991, 1992, and 1993. Without the effect of these expense waivers, the performance shown would have been lower.


   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (3) The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.


   (4) The average annual total return was calculated based on historical information from June 30, 1987 to December 31, 2006 for Lehman Brothers Aggregate Bond Index.


   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Fund's current yield.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Bond and Money Market Funds prospectus

JANUS HIGH-YIELD FUND

   Janus High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------
   JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.


   The Fund's Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objectives.


PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio manager believes offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities.


   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities, which may include investments in emerging markets.

                                                          Risk/return summary  5

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


 6  Janus Bond and Money Market Funds prospectus

   JANUS HIGH-YIELD FUND(1)



    Annual returns for periods ended 12/31
                        15.47%  0.97%  5.54%  2.50%  4.59%  2.56%  16.04%  9.42%  2.77%  11.10%
                         1997   1998   1999   2000   2001   2002    2003   2004   2005   2006

    Best Quarter:  3rd-1997 6.33%    Worst Quarter:  3rd-1998 (5.76)%



                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years     (12/29/95)
    Janus High-Yield Fund
      Return Before Taxes                        11.10%    8.26%     6.96%          8.40%
      Return After Taxes on Distributions         8.25%    5.60%     3.76%          5.08%
      Return After Taxes on Distributions and
        Sale of Fund Shares(2)                    7.11%    5.45%     3.91%          5.11%
    Lehman Brothers High-Yield Bond Index(3)     11.85%   10.18%     6.59%          7.01%
      (reflects no deduction for expenses,
        fees, or taxes)
                                                 -----------------------------------------



   (1) The Fund's performance reflects the effect of expense waivers in 1996, 1997, 1999, 2000, and 2006. Without the effect of these expense waivers, the performance shown would have been lower.

   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Fund's current yield.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  7

JANUS SHORT-TERM BOND FUND

   Janus Short-Term Bond Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The Fund may invest up to 35% of its net assets in high-yield/high risk bonds. The Fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

   "Effective" maturity differs from actual maturity, which may be longer. In calculating the "effective" maturity the portfolio manager will estimate the effect of expected principal payments and call provisions on securities held in the portfolio. This gives the portfolio manager some additional flexibility in the securities he purchases, but all else being equal, could result in more volatility than if the Fund calculated an actual maturity target.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

 8  Janus Bond and Money Market Funds prospectus

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


                                                          Risk/return summary  9

   JANUS SHORT-TERM BOND FUND(1)



    Annual returns for periods ended 12/31
                          6.61%  6.77%  2.91%  7.74%  6.85%  3.57%  3.91%  1.96%  1.52%  4.21%
                          1997   1998   1999   2000   2001   2002   2003   2004   2005   2006

    Best Quarter:  1st-2001 2.78%    Worst Quarter:  2nd-2004 (0.64)%



                                          Average annual total return for periods ended 12/31/06
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                   1 year   5 years   10 years      (9/1/92)
    Janus Short-Term Bond Fund
      Return Before Taxes                          4.21%     3.03%     4.58%          4.66%
      Return After Taxes on Distributions          2.84%     1.84%     2.84%          2.75%
      Return After Taxes on Distributions and
        Sale of Fund Shares(2)                     2.72%     1.90%     2.85%          2.78%
    Lehman Brothers Government/Credit 1-3 Year
      Index(3)                                     4.25%     3.27%     4.98%          5.08%(4)
      (reflects no deduction for expenses, fees,
        or taxes)
                                                   ---------------------------------------


   (1) The Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Lehman Brothers Government/Credit 1-3 Year Index is composed of all bonds of investment grade with a maturity between one and three years.
   (4) The average annual total return was calculated based on historical information from August 31, 1992 to December 31, 2006 for the Lehman Brothers Government/Credit 1-3 Year Index.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Fund's current yield.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 10  Janus Bond and Money Market Funds prospectus

JANUS FEDERAL TAX-EXEMPT FUND

   Janus Federal Tax-Exempt Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS FEDERAL TAX-EXEMPT FUND seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

   Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. As a fundamental policy, the Fund will normally invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax. The Fund may invest up to 35% of its assets in high-yield/high-risk bonds.


   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

                                                         Risk/return summary  11

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.


 12  Janus Bond and Money Market Funds prospectus

   JANUS FEDERAL TAX-EXEMPT FUND(1)



    Annual returns for periods ended 12/31
                        8.98%  5.31%  (4.39)%  8.91%  3.14%  9.39%  3.76%  2.49%  2.53%  4.26%
                        1997   1998    1999    2000   2001   2002   2003   2004   2005   2006

    Best Quarter:  3rd-2002 5.23%    Worst Quarter:  2nd-2004 (2.42)%



                                           Average annual total return for periods ended 12/31/06
                                           ------------------------------------------------------
                                                                                  Since Inception
                                                  1 year   5 years    10 years       (5/3/93)
    Janus Federal Tax-Exempt Fund
      Return Before Taxes                         4.26%     4.46%       4.36%          4.59%
      Return After Taxes on Distributions         4.26%     4.45%       4.33%          4.56%
      Return After Taxes on Distributions and
        Sale of Fund Shares(2)                    4.15%     4.36%       4.33%          4.56%
    Lehman Brothers Municipal Bond Index(3)       4.84%     5.53%       5.76%          5.87%(4)
      (reflects no deduction for expenses, fees
        or taxes)
                                                  ----------------------------------------


   (1) The Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Lehman Brothers Municipal Bond Index is composed of approximately 1,100 bonds; 60% of which are revenue bonds and 40% of which are state government obligations.
   (4) The average annual total return was calculated based on historical information from April 30, 1993 to December 31, 2006 for the Lehman Brothers Municipal Bond Index.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Fund's current yield.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  13

JANUS MONEY MARKET FUND

   Janus Money Market Fund (the "Fund") is designed for investors who seek current income.


INVESTMENT OBJECTIVE


--------------------------------------------------------------------------------
   JANUS MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.


   The Fund will:

   - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

   - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)

   - maintain a dollar-weighted average portfolio maturity of 90 days or less

MAIN INVESTMENT RISKS

   The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other

 14 Janus Bond and Money Market Funds prospectus government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the performance of the Investor Shares of the Fund has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table shows how the Fund's returns over different periods average out. All figures assume reinvestment of dividends and distributions.


   JANUS MONEY MARKET FUND(1) - INVESTOR SHARES



    Annual returns for periods ended 12/31
                          5.25%  5.20%  4.77%  6.05%  3.78%  1.38%  0.71%  0.93%  2.77%  4.60%
                          1997   1998   1999   2000   2001   2002   2003   2004   2005   2006

    Best Quarter:  4th-2000 1.56%    Worst Quarter:  1st-2004 0.14%



                                          Average annual total return for periods ended 12/31/06
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                   1 year   5 years   10 years      (2/14/95)
    Investor Shares
      Return Before Taxes                          4.60%     2.07%     3.53%          3.81%
                                                   ---------------------------------------



(1) The Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


   The 7-day yield on December 31, 2006 was 4.82% for Janus Money Market Fund - Investor Shares. For the Fund's current yield, call Janus XpressLine(TM) at 1-888-979-7737.

   The Fund's past performance does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  15

JANUS TAX-EXEMPT MONEY MARKET FUND

   Janus Tax-Exempt Money Market Fund (the "Fund") is designed for investors who seek current income.


INVESTMENT OBJECTIVE


--------------------------------------------------------------------------------
   JANUS TAX-EXEMPT MONEY MARKET FUND seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

   Unless otherwise indicated, the Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a fundamental policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below, meaning it cannot be changed without shareholder approval. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. For purposes of this policy, net assets will take into account borrowings for investment purposes. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents that may be federally taxable to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.


   The Fund will:

   - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

   - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)

   - maintain a dollar-weighted average portfolio maturity of 90 days or less

MAIN INVESTMENT RISKS

   The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time,

 16 Janus Bond and Money Market Funds prospectus the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.

   Economic, business, or political developments or changes affecting tax-exempt securities may affect the Fund's holdings similarly. This could result in increased variability of performance. In addition, income from the Fund's investments may be taxable by your state or local government.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the performance of the Investor Shares of the Fund has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table shows how the Fund's returns over different periods average out. All figures assume reinvestment of dividends and distributions.


                                                         Risk/return summary  17

   JANUS TAX-EXEMPT MONEY MARKET FUND(1) - INVESTOR SHARES



    Annual returns for periods ended 12/31
                          3.22%  3.20%  2.89%  3.64%  2.42%  1.03%  0.58%  0.69%  1.87%  2.93%
                          1997   1998   1999   2000   2001   2002   2003   2004   2005   2006

    Best Quarter:  2nd-2000 0.96%    Worst Quarter:  1st-2004 0.12%



                                         Average annual total return for periods ended 12/31/06
                                         ------------------------------------------------------
                                                                                Since Inception
                                                  1 year   5 years   10 years      (2/14/95)
    Investor Shares
      Return Before Taxes                          2.93%    1.42%     2.24%          2.41%
                                                  ----------------------------------------



(1) The Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


   The 7-day yield on December 31, 2006 was 3.37% for Janus Tax-Exempt Money Market Fund - Investor Shares. For the Fund's current yield, call Janus XpressLine(TM) at 1-888-979-7737.

   The Fund's past performance does not necessarily indicate how it will perform in the future.

 18  Janus Bond and Money Market Funds prospectus

JANUS GOVERNMENT MONEY MARKET FUND

   Janus Government Money Market Fund (the "Fund") is designed for investors who seek current income.


INVESTMENT OBJECTIVE


--------------------------------------------------------------------------------
   JANUS GOVERNMENT MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


   The Fund pursues its investment objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States Government or by its agencies and instrumentalities, and repurchase agreements secured by such obligations. Although U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are not issued by, and may not be guaranteed by (i.e., backed by the full faith and credit of), the United States Treasury. Some government agency and instrumentality securities not backed by the full faith and credit of the United States are supported by the issuer's ability to borrow from the Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. For securities not backed by the full faith and credit of the United States Treasury, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. The Fund's investments in securities issued by U.S. Government agencies and instrumentalities may be significant.


   The Fund will:

   - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

   - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)

   - maintain a dollar-weighted average portfolio maturity of 90 days or less

                                                         Risk/return summary  19

MAIN INVESTMENT RISKS

   The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the performance of the Investor Shares of the Fund has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table shows how the Fund's returns over different periods average out. All figures assume reinvestment of dividends and distributions.


 20  Janus Bond and Money Market Funds prospectus

   JANUS GOVERNMENT MONEY MARKET FUND(1) - INVESTOR SHARES



    Annual returns for periods ended 12/31
                          5.11%  5.06%  4.66%  5.94%  3.73%  1.33%  0.65%  0.85%  2.70%  4.52%
                          1997   1998   1999   2000   2001   2002   2003   2004   2005   2006

    Best Quarter:  4th-2000 1.54%    Worst Quarter:  2nd-2004 0.13%



                                          Average annual total return for periods ended 12/31/06
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                   1 year   5 years   10 years      (2/14/95)
    Investor Shares
      Return Before Taxes                          4.52%     2.00%     3.44%          3.72%
                                                   ---------------------------------------



(1) The Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.


   The 7-day yield on December 31, 2006 was 4.76% for Janus Government Money Market Fund - Investor Shares. For the Fund's current yield, call Janus XpressLine(TM) at 1-888-979-7737.

   The Fund's past performance does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  21

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus High-Yield Fund that you have held for three months or less, you may pay a redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.



   ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.


 22  Janus Bond and Money Market Funds prospectus

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


   Sales charges...............................................   None
   Redemption fee on shares of Janus High-Yield Fund held for three months or less (as a % of amount redeemed).
     Effective for shares purchased on or after May 15, 2007,
     the period during which a redemption fee may apply will
     change from three months to 90 days.......................  2.00%(2)(3)
   Exchange fee................................................   None(3)



  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                         Acquired    Total Annual             Net Annual
                                                         Fund(5)         Fund                    Fund
                              Management     Other       Fees and     Operating     Expense    Operating
                                Fee(4)      Expenses     Expenses    Expenses(6)    Waivers   Expenses(6)
  Janus Flexible Bond Fund      0.52%        0.31%        0.00%         0.83%        0.00%       0.83%
  Janus High-Yield Fund         0.61%        0.32%        0.01%         0.94%        0.02%       0.92%
  Janus Short-Term Bond Fund    0.64%        0.42%        0.01%         1.07%        0.41%       0.66%
  Janus Federal Tax-Exempt
    Fund                        0.50%        0.47%          N/A         0.97%        0.41%       0.56%
  Janus Money Market
    Fund(7) -
    Investor Shares             0.20%        0.50%(8)       N/A         0.70%          N/A       0.70%
  Janus Tax-Exempt Money
    Market
    Fund(7) - Investor
    Shares                      0.20%        0.55%(8)       N/A         0.75%          N/A       0.75%
  Janus Government Money
    Market
    Fund(7) - Investor
    Shares                      0.20%        0.51%(8)       N/A         0.71%          N/A       0.71%


  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

 (3) An exchange of Janus High-Yield Fund shares held for three months or less may be subject to the Fund's 2.00% redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.

 (4) The "Management Fee" is the investment advisory fee paid by each Fund to Janus Capital.

 (5) "Acquired Fund" means any underlying fund in which a Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to each Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Fund and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.


 (6) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) with respect to Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Janus Federal Tax-Exempt Fund, to certain limits until at least March 1, 2008. The expense waivers shown reflect the application of such limits. The expense waivers are detailed in the Statement of Additional Information.

 (7) Janus Capital has agreed to waive one-half of its investment advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.

                                                         Risk/return summary  23

  (8) Included in Other Expenses is an administrative services fee of 0.50% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.


 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The examples also assume that your investment has a 5% return each year, and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                             1 Year   3 Years   5 Years   10 Years
                                                             -------------------------------------
  Janus Flexible Bond Fund                                   $  85     $ 265     $ 460    $ 1,025
  Janus High-Yield Fund                                      $  96     $ 300     $ 520    $ 1,155
  Janus Short-Term Bond Fund                                 $ 109     $ 340     $ 590    $ 1,306
  Janus Federal Tax-Exempt Fund                              $  99     $ 309     $ 536    $ 1,190
  Janus Money Market Fund - Investor Shares                  $  72     $ 224     $ 390    $   871
  Janus Tax-Exempt Money Market Fund - Investor Shares       $  77     $ 240     $ 417    $   930
  Janus Government Money Market Fund - Investor Shares       $  73     $ 227     $ 395    $   883


 24  Janus Bond and Money Market Funds prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

BOND FUNDS

   This section takes a closer look at the Bond Funds' principal investment strategies, as well as certain risks of investing in the Bond Funds.


   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.


FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES OF THE BOND
FUNDS

   The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DO THE FUNDS MANAGE INTEREST RATE RISK?

   The portfolio managers may vary the average-weighted effective maturity of the portfolios to reflect their analysis of interest rate trends and other factors. The Funds' average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Funds may also use futures, options, and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY A FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

   The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds in a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY A FUND'S "DURATION"?

   A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest

                                   Principal investment strategies and risks  25
   payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

   A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

6. WHAT ARE U.S. GOVERNMENT SECURITIES?

   The Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS OF THE BOND FUNDS

   Because the Funds invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Funds' performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or

 26 Janus Bond and Money Market Funds prospectus more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Funds and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such Funds. To the extent that a Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to that Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause a Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information.


FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS OF THE BOND FUNDS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DO THE FUNDS DIFFER FROM EACH OTHER IN TERMS OF PRIMARY INVESTMENT TYPE, CREDIT RISK, AND INTEREST RATE RISK?

   The chart below shows that the Funds differ in terms of the type, credit quality and interest rate risk of the securities in which they invest. You should consider these factors before you determine whether a Fund is a suitable investment.

                                            Primary                        Interest
                                        Investment Type      Credit Risk   Rate Risk
------------------------------------------------------------------------------------
  Janus Flexible Bond Fund           Corporate Bonds         High          High
  Janus High-Yield Fund              Corporate Bonds         Highest       Moderate
  Janus Short-Term Bond Fund         Corporate Bonds         Moderate      Low
  Janus Federal Tax-Exempt Fund      Municipal Securities    Low           High

2. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

   Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

                                   Principal investment strategies and risks  27

3. HOW IS CREDIT QUALITY MEASURED?

   Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Because Janus High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

   Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

   The Funds may use futures, options, swap agreements (including, but not limited to, credit default swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the

 28  Janus Bond and Money Market Funds prospectus

   Funds. A Fund's performance could be worse than if the Fund had not used such instruments.

6. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

   Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

                                   Principal investment strategies and risks  29

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

7. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES OF THE BOND FUNDS

   Unless otherwise stated, each of the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION

   The Funds may not always stay fully invested in bonds or other fixed-income securities. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because each Fund's portfolio manager(s) act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in bonds or other fixed-income securities.

   In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

 30  Janus Bond and Money Market Funds prospectus

   OTHER TYPES OF INVESTMENTS

   Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:

   - equity securities

   - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund and up to 35% of Janus Federal Tax-Exempt Fund's and Janus Short-Term Bond Fund's assets)

   - zero coupon, pay-in-kind and step coupon securities (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund; and up to 10% of assets for Janus Federal Tax-Exempt Fund and Janus Short-Term Bond Fund)

   - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps with values not to exceed 10% of the net assets of a
     Fund), participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   - bank loans, which may be acquired through loan participations and assignments (no more than 20% of a Fund's total assets)

   ILLIQUID INVESTMENTS

   Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES

   Unless otherwise stated within its specific investment policies, each Fund may invest without limit in foreign debt and equity securities. The Funds may invest

                                   Principal investment strategies and risks  31
   directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS


   Each Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio manager(s), the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Each Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


   SECURITIES LENDING

   The Funds may seek to earn additional income through securities lending. The Funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER

   In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are made in a Fund's portfolio

 32 Janus Bond and Money Market Funds prospectus whenever its portfolio manager(s) believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Due to the nature of the securities in which Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund invest, they may have relatively high portfolio turnover compared to other Funds.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

                                   Principal investment strategies and risks  33

MONEY MARKET FUNDS

   This section takes a closer look at the Money Market Funds' principal investment strategies, as well as certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   The Funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended).

PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF THE MONEY MARKET FUNDS

TYPES OF INVESTMENTS

JANUS MONEY MARKET FUND

   The Fund invests primarily in:

   - high quality debt obligations

   - obligations of financial institutions

   The Fund may also invest (to a lesser degree) in:

   - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)

   - municipal securities

   - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment

   DEBT OBLIGATIONS
   The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

   - commercial paper

   - notes and bonds

   - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party, or solely by the unsecured promise of the issuer to make payments when due)

   - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

 34  Janus Bond and Money Market Funds prospectus

   OBLIGATIONS OF FINANCIAL INSTITUTIONS
   Examples of obligations of financial institutions include:

   - negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

   - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

   - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

   Foreign, Eurodollar, and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

JANUS TAX-EXEMPT MONEY MARKET FUND

   As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. However, the Fund reserves the right to invest:

   - up to 20% of its net assets in securities whose interest is federally taxable


   - without limit in cash and cash equivalents, including obligations that may be federally taxable (when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics)


   - in preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment

   MUNICIPAL SECURITIES
   Municipal securities include:

   - municipal notes

   - short-term municipal bonds

   - participation interests in municipal securities

                                   Principal investment strategies and risks  35

   At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities. Examples include securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

   Yields on municipal securities are dependent on a variety of factors, including general market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal securities investments may lose money if the municipal securities issuer does not pay principal and interest when due. Bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors may affect the issuer's ability to pay.

   MUNICIPAL LEASES

   The Fund may invest in municipal leases or participation interests therein. The issuing municipality's credit will not necessarily back a lease obligation. Interest on lease obligations may become taxable if the lease is assigned. The Fund may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis.

   TAXABLE INVESTMENTS

   As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation, as described under Janus Money Market Fund's investments.

JANUS GOVERNMENT MONEY MARKET FUND


   The Fund normally invests exclusively in:


   - U.S. Government Securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)

   - repurchase agreements secured by U.S. Government Securities

COMMON INVESTMENT TECHNIQUES OF THE MONEY MARKET FUNDS

   The following is a description of other investment techniques that the Funds may each use.

   PARTICIPATION INTERESTS

   A participation interest gives a Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

 36  Janus Bond and Money Market Funds prospectus

   DEMAND FEATURES

   Demand features give the Funds the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality, and provide a source of liquidity.

   Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Funds' investments may be dependent in part on the credit quality of the banks supporting the Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. In particular, a substantial portion of Janus Tax-Exempt Money Market Fund's portfolio may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

   VARIABLE AND FLOATING RATE SECURITIES


   Janus Money Market Fund may invest in securities which have variable or floating rates of interest. Janus Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government securities. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.


   MORTGAGE- AND ASSET-BACKED SECURITIES

   The Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities. Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases, or credit card receivables.

   Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

   SECURITIES LENDING

   The Funds may seek to earn additional income through securities lending. The Funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain

                                   Principal investment strategies and risks  37
   transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   REPURCHASE AGREEMENTS

   Each Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

   If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 38  Janus Bond and Money Market Funds prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Funds.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds, and may be reimbursed by the Bond Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. (Janus Capital provides these services to the Money Market Funds pursuant to an Administration Agreement as described in the Statement of Additional Information.)


   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.


   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.

                                                     Management of the Funds  39

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Funds.

MANAGEMENT EXPENSES

   Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that the Funds must pay.


   Each Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for each Fund, as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (net of fee waivers) based on each Fund's average net assets.


 40  Janus Bond and Money Market Funds prospectus

                                                                              Actual Investment
                                                           Contractual        Advisory Fee (%)
                                   Average Daily       Investment Advisory     (for the fiscal
                                    Net Assets               Fee (%)             year ended
Fund Name                             of Fund             (annual rate)       October 31, 2006)
-----------------------------------------------------------------------------------------------
   Janus Flexible Bond Fund(1)  First $300 Million            0.58                  0.52
                                 Over $300 Million            0.48

   Janus High-Yield Fund(1)     First $300 Million            0.65                  0.58
                                 Over $300 Million            0.55

   Janus Short-Term Bond
     Fund(1)                    First $300 Million            0.64                  0.23
                                 Over $300 Million            0.54

   Janus Federal Tax-Exempt
     Fund(1)                    First $300 Million            0.50                  0.09
                                 Over $300 Million            0.45

   Janus Money Market Fund(2)     All Asset Levels            0.20                  0.10

   Janus Tax-Exempt Money
     Market Fund(2)               All Asset Levels            0.20                  0.10

   Janus Government Money
     Market Fund(2)               All Asset Levels            0.20                  0.10
-----------------------------------------------------------------------------------------------



(1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to certain levels until at least March 1, 2008. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information.



(2) Janus Capital has agreed to waive one-half of its investment advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.


   A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements is included in the Funds' annual and semiannual reports to shareholders. You can request the Funds' annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.


                                                     Management of the Funds  41

INVESTMENT PERSONNEL

   Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

PORTFOLIO MANAGERS

JEANINE MORRONI, CFA
--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which she has co-managed since September 2003. Ms. Morroni is also Portfolio Manager of other Janus accounts. She was Assistant Portfolio Manager of Janus Government Money Market Fund from February 1999 to September 2003. Ms. Morroni joined Janus Capital in 1994. She holds a Bachelor of Science degree in Accounting from Colorado State University. Ms. Morroni and Mr. Thorderson are jointly and primarily responsible for the day-to-day management of Janus Government Money Market Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Ms. Morroni holds the Chartered Financial Analyst designation.


DOUGLAS E. NELSON, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Federal Tax-Exempt Fund, which he has managed since February 2005. Prior to joining Janus Capital, Mr. Nelson was Vice President of Public Finance for
     George K. Baum & Co. from 2003 to 2005. He was also a credit analyst and Assistant Vice President for Delaware Management from 1996 to 2003. Mr. Nelson holds a Bachelor of Science degree in Business from the University of Kansas. He holds the Chartered Financial Analyst designation.

 42  Janus Bond and Money Market Funds prospectus

SHARON S. PICHLER, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Tax-Exempt
     Money Market Fund, which she has managed since its inception. Ms.
     Pichler is also Executive Vice President and Co-Portfolio Manager of
     Janus Money Market Fund, which she has managed or co-managed since its inception. She is also Portfolio Manager of other Janus accounts. Ms. Pichler was Portfolio Manager of Janus Federal Tax-Exempt Fund from
     January 2001 to February 2005. She joined Janus Capital in 1994. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler and Mr. Thorderson are jointly and primarily responsible for the day-to-day management of Janus Money Market Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Ms. Pichler holds the Chartered Financial Analyst designation.

GIBSON SMITH
--------------------------------------------------------------------------------
     is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Portfolio Manager of Janus High-Yield Fund and Janus Short-Term Bond Fund, which he has managed since 2003. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

RONALD V. SPEAKER, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Flexible Bond Fund, which he has managed or co-managed since December 1991. He is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus
     Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker holds the Chartered Financial
     Analyst designation.

                                                     Management of the Funds  43

J. ERIC THORDERSON, CFA
--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which he has managed or co-managed since February 1999, and Janus Money Market Fund, which he has co-managed since February 2004. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson and Ms. Morroni are jointly and primarily responsible for the day-to-day management of Janus Government Money Market Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Thorderson and Ms. Pichler are jointly and primarily responsible for the day-to-day management of Janus Money Market Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Thorderson holds the Chartered Financial Analyst designation.


   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Bond Funds' portfolio managers is included in the Funds' Statement of Additional Information.

 44  Janus Bond and Money Market Funds prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------



   CLOSED FUND POLICIES


   The Funds may discontinue sales of their shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer one or more funds as an investment option would be able to direct contributions to that fund through their plan, regardless of whether they invested in such fund prior to its closing.



   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and, for certain Funds, sponsors of certain wrap programs with existing accounts in that Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.



   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Funds may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund

                                                           Other information  45
   industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also


 46 Janus Bond and Money Market Funds prospectus dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.



   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.



   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.



   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its


                                                           Other information  47
   view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.


   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUNDS

   The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 48  Janus Bond and Money Market Funds prospectus

                       JANUS BOND AND MONEY MARKET FUNDS

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Funds
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Funds. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

   CERTAIN FUNDS MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION


   The per share NAV is computed by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares, to the extent that Fund is invested in such markets.


   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by a Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Funds, other than the Money Market Funds, are generally valued at market value. Certain short-term instruments maturing within 60 days or less (such as Money Market Funds' portfolio securities) are valued at amortized cost, which approximates market value. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of such Money Market Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

   If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Circumstances in which fair value pricing may be

 50 Janus Bond and Money Market Funds prospectus utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the

                                                         Shareholder's guide  51
   failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES


   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.


   Purchase requests for non-money market funds must be received in good order by a Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the regular trading session of the bond market or the NYSE in order to receive that day's NAV.


   The following information applies to purchase orders for the Money Market Funds from financial intermediaries or plan sponsors to Janus Capital. Check with your financial intermediary or plan sponsor directly for deadlines for purchase orders from you to your financial intermediary or plan sponsor. Purchase requests received from a financial intermediary or plan sponsor before 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund, and before 4:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund, on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive dividends declared on the purchase date. The Funds' transfer agent must receive payment from the financial intermediary or plan sponsor in federal funds by 6:00 p.m. (New York time). Wire purchases received by 4:00 p.m. (New York time) will receive that day's NAV. Wire purchases for Janus Tax-Exempt Money Market Fund received between 12:00 p.m. and 4:00 p.m. (New York time) will receive that day's NAV, but will generally begin earning dividends on the next bank business day following the date of purchase. Wire purchases received after 4:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund, Janus Money Market Fund, and Janus Government Money Market Fund, will receive the next bank business day's NAV and dividends.


   The Funds reserve the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the bond market or NYSE close early.


   Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


 52  Janus Bond and Money Market Funds prospectus

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between Funds must be received in good order by a Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV. The

                                                         Shareholder's guide  53

     Money Market Funds reserve the right to require exchange requests prior to these times on days when the bond market or the NYSE close early.

   - You may generally exchange shares of a Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.


   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")



   - An exchange of shares from JANUS HIGH-YIELD FUND held for three months or less may be subject to the Fund's redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."



   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."


   - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."


REDEMPTIONS


   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan


 54 Janus Bond and Money Market Funds prospectus sponsor may charge a processing or service fee in connection with the redemption of shares.


   Shares of any Fund may be redeemed on any business day on which the Fund's NAV is calculated. Non-money market fund redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The following information applies to redemption orders for the Money Market Funds from financial intermediaries or plan sponsors to Janus Capital. Please check with your financial intermediary or plan sponsor directly for deadlines for redemption orders from you to your financial intermediary or plan sponsor. If a request for a redemption is received from a financial intermediary or plan sponsor by 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund, and 4:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the financial intermediary or plan sponsor account that day. Redemption requests received by the times noted will receive that day's NAV, but will generally not include that day's dividend. Redemption requests for Janus Tax-Exempt Money Market Fund received between 12:00 p.m. and 4:00 p.m. (New York time) will be processed as of that day's NAV and will include that day's dividends, but will generally not be wired until the next bank business day. Redemption requests for Janus Tax-Exempt Money Market Fund received after 4:00 p.m. (New York time) will include that day's dividends, however, they will be processed as of the next business day's NAV and will generally be wired the next bank business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond market or NYSE close early.

   The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of

                                                         Shareholder's guide  55
   the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE


   Redemptions (and exchanges) of shares from JANUS HIGH-YIELD FUND held for three months or less may be subject to the Fund's redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.


   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
   (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in

 56 Janus Bond and Money Market Funds prospectus retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) involuntary redemptions imposed by Janus Capital; and (vi) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

   In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES


   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents.


   The Funds attempt to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

                                                         Shareholder's guide  57

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

   The Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with

 58 Janus Bond and Money Market Funds prospectus respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

   Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio manager(s) believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in Funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing

                                                         Shareholder's guide  59
   inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Funds, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Funds and to protect the confidentiality of the Funds' portfolio holdings. The following describes those policies and procedures.


   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. Most funds disclose their top

 60 Janus Bond and Money Market Funds prospectus ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the non-money market funds are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The funds' top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for all funds shall be available to any person monthly upon request, with a 30-day lag, following the posting of the funds' portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Funds. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' Statement of Additional Information.


   Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are included in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.


SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.

                                                         Shareholder's guide  61

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Funds for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 62  Janus Bond and Money Market Funds prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund.

BOND FUNDS

   Income dividends for the Funds are declared daily, Saturdays, Sundays, and holidays included, and are generally distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. You will begin accruing income dividends the day after your purchase is processed by the Funds or their agent. If shares are redeemed, you will receive all dividends accrued through the day your redemption is processed by the Funds or their agent. The date you receive your dividend may vary depending on how your intermediary processes trades. Please contact your intermediary for details. Capital gains, if any, are declared and distributed in December. If necessary, net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT A FUND'S NAV

   Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations. Capital gains distributions, if any, from Janus Federal Tax-Exempt Fund will also be taxable.

   "BUYING A DIVIDEND"

   If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your

                                                     Distributions and taxes  63
   shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

MONEY MARKET FUNDS


   Income dividends representing substantially all of the Funds' net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month.



   Shares of the Funds purchased by wire on a day on which the Funds calculate their net asset value and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase request is received prior to 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund and prior to 4:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund. Otherwise, such Shares begin to accrue dividends on the following bank business day. Purchase orders accompanied by a check or other negotiable bank draft will be accepted and effected as of the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) on the business day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order.



   Written or online redemption requests requested on any particular day will generally receive dividends declared through the date of redemption. However, requests for wire redemptions that are received prior to 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund and prior to 4:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund, on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be wired to the predesignated bank account on that day, and that day's dividend will not be received. Redemption requests for Janus Tax-Exempt Money Market Fund received between 12:00 p.m. and 4:00 p.m. (New York time) will be processed as of that day's NAV and will include that day's dividends, but will generally not be wired until the next bank business day. Redemption requests received after 4:00 p.m. (New York time), will include that day's dividends, however, they will be processed as of the next business day's NAV and will generally be wired the next bank business day.


 64  Janus Bond and Money Market Funds prospectus

   The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond market or NYSE close early.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund anticipate that substantially all their income dividends will be exempt from federal income tax, although either Fund may occasionally earn income on taxable investments and dividends attributable to that income would be taxable. These distributions may be subject to state and local income tax. In addition, interest from certain private activity bonds is a preference item for purposes of the alternative minimum tax, and to the extent a Fund earns such income, shareholders subject to the alternative minimum tax must include that income as a preference item. Distributions from capital gains, if any, are subject to federal tax. The Funds will advise shareholders of the percentage of dividends, if any, subject to any federal tax.

   Dividends and distributions for all of the other Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to

                                                     Distributions and taxes  65
   shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUNDS

   Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.


   The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Bond Funds that invest in partnerships may be subject to state tax liabilities.


 66  Janus Bond and Money Market Funds prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The financial highlights tables are intended to help you understand the Funds' financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


   The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions).


JANUS FLEXIBLE BOND FUND
-------------------------------------------------------------------------------------------------------------
                                                                       Years ended October 31
                                                        2006        2005        2004        2003        2002
 NET ASSET VALUE, BEGINNING OF PERIOD                   $9.41       $9.76       $9.74       $9.51       $9.49
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                            0.42        0.40        0.46        0.46        0.49
 Net gain/(loss) on securities (both realized and
  unrealized)                                            0.02      (0.34)        0.01        0.21        0.02
 Total from investment operations                        0.44        0.06        0.47        0.67        0.51
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                (0.43)      (0.41)      (0.45)      (0.44)      (0.49)
 Distributions (from capital gains)                        --          --          --          --          --
 Payment from affiliate                                    --(1)       --(1)       --(1)       --          --
 Total distributions and other                         (0.43)      (0.41)      (0.45)      (0.44)      (0.49)
 NET ASSET VALUE, END OF PERIOD                         $9.42       $9.41       $9.76       $9.74       $9.51
 Total return                                           4.80%(2)    0.60%(2)    4.97%(2)    7.12%       5.63%
 Net assets, end of period (in millions)                 $767        $935      $1,160      $1,534      $1,585
 Average net assets for the period (in millions)         $827      $1,037      $1,289      $1,732      $1,347
 Ratio of gross expenses to average net assets(3)       0.83%       0.78%       0.85%       0.83%       0.81%
 Ratio of net expenses to average net assets            0.82%       0.77%       0.85%       0.83%       0.81%
 Ratio of net investment income/(loss) to average net
  assets                                                4.37%       4.01%       4.27%       4.47%       5.24%
 Portfolio turnover rate                                 144%(4)     174%(4)     149%        163%        243%
-------------------------------------------------------------------------------------------------------------


(1) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


(4) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 147% in 2006 and 180% in 2005.


                                                        Financial highlights  67

JANUS HIGH-YIELD FUND
---------------------------------------------------------------------------------------------------
                                                               Years ended October 31
                                                   2006      2005      2004      2003       2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $9.48     $9.86     $9.55     $8.82      $9.28
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.71      0.65      0.67      0.64       0.65
 Net gain/(loss) on securities (both realized
  and unrealized)                                   0.20    (0.38)      0.31      0.72     (0.46)
 Total from investment operations                   0.91      0.27      0.98      1.36       0.19
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.70)    (0.65)    (0.67)    (0.64)     (0.65)
 Distributions (from capital gains)                   --        --        --        --         --
 Redemption fees                                      --(1)     --(1)     --(1)   0.01         --(1)
 Payment from affiliate                               --(2)     --(2)     --        --         --
 Total distributions and other                    (0.70)    (0.65)    (0.67)    (0.63)     (0.65)
 NET ASSET VALUE, END OF PERIOD                    $9.69     $9.48     $9.86     $9.55      $8.82
 Total return                                     10.00%(3)  2.76%(3) 10.62%    16.00%      1.97%
 Net assets, end of period (in millions)            $512      $523      $558      $768       $573
 Average net assets for the period (in millions)    $491      $549      $583      $842       $491
 Ratio of gross expenses to average net
  assets(4)                                        0.91%(5)  0.88%     0.96%     0.95%      0.96%
 Ratio of net expenses to average net assets       0.90%     0.87%     0.96%     0.95%      0.96%
 Ratio of net investment income/(loss) to
  average net assets                               7.37%     6.65%     6.96%     6.90%      7.02%
 Portfolio turnover rate                            119%      102%      133%      203%       161%
---------------------------------------------------------------------------------------------------


(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


(5) The ratio was 0.93% before waiver of certain fees incurred by the Fund.


 68  Janus Bond and Money Market Funds prospectus

JANUS SHORT-TERM BOND FUND
----------------------------------------------------------------------------------------------------
                                                                 Years ended October 31
                                                      2006      2005      2004      2003      2002
 NET ASSET VALUE, BEGINNING OF PERIOD                 $2.87     $2.94     $2.97     $2.93     $2.97
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          0.11      0.08      0.08      0.08      0.10
 Net gain/(loss) on securities (both realized and
  unrealized)                                          0.01    (0.06)      0.01      0.04    (0.04)
 Total from investment operations                      0.12      0.02      0.09      0.12      0.06
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)              (0.11)    (0.08)    (0.08)    (0.08)    (0.10)(1)
 Distributions (from capital gains)                      --    (0.01)    (0.04)        --        --
 Payment from affiliate                                  --(2)     --(2)     --        --        --
 Total distributions and other                       (0.11)    (0.09)    (0.12)    (0.08)    (0.10)
 NET ASSET VALUE, END OF PERIOD                       $2.88     $2.87     $2.94     $2.97     $2.93
 Total return                                         4.08%(3)  0.65%(3)  2.94%     4.12%     2.22%
 Net assets, end of period (in millions)               $175      $201      $271      $366      $493
 Average net assets for the period (in millions)       $182      $234      $299      $457      $500
 Ratio of gross expenses to average net assets(4)     0.65%(5)  0.65%(5)  0.65%(5)  0.65%(5)  0.65%(5)
 Ratio of net expenses to average net assets          0.64%     0.64%     0.65%     0.65%     0.65%
 Ratio of net investment income/(loss) to average
  net assets                                          3.65%     2.75%     2.64%     2.68%     3.55%
 Portfolio turnover rate                               120%       97%      110%      238%      164%
----------------------------------------------------------------------------------------------------


(1) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


(5) The ratio was 1.06% in 2006, 0.97% in 2005, 1.00% in 2004, 0.91% in 2003,
    and 0.88% in 2002 before waiver of certain fees incurred by the Fund.


                                                        Financial highlights  69

JANUS FEDERAL TAX-EXEMPT FUND
----------------------------------------------------------------------------------------------------
                                                                 Years ended October 31
                                                      2006      2005      2004      2003      2002
 NET ASSET VALUE, BEGINNING OF PERIOD                 $6.94     $7.12     $7.07     $7.05     $7.01
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          0.27      0.26      0.23      0.26      0.27
 Net gain/(loss) on securities (both realized and
  unrealized)                                          0.09    (0.18)      0.05      0.02      0.04
 Total from investment operations                      0.36      0.08      0.28      0.28      0.31
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)              (0.27)    (0.26)    (0.23)    (0.26)    (0.27)
 Distributions (from capital gains)                      --        --        --        --        --
 Payment from affiliate                                  --        --(1)     --        --        --
 Total distributions and other                       (0.27)    (0.26)    (0.23)    (0.26)    (0.27)
 NET ASSET VALUE, END OF PERIOD                       $7.03     $6.94     $7.12     $7.07     $7.05
 Total return                                         5.31%     1.12%(2)  4.07%     3.97%     4.56%
 Net assets, end of period (in millions)                $98      $112      $132      $184      $230
 Average net assets for the period (in millions)       $104      $121      $151      $229      $148
 Ratio of gross expenses to average net assets(3)     0.56%(4)  0.56%(4)  0.62%(4)  0.65%(4)  0.66%(4)
 Ratio of net expenses to average net assets          0.55%     0.55%     0.62%     0.65%     0.65%
 Ratio of net investment income/(loss) to average
  net assets                                          3.89%     3.67%     3.30%     3.58%     3.83%
 Portfolio turnover rate                               112%      149%       52%       39%       58%
----------------------------------------------------------------------------------------------------


(1) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


(4) The ratio was 0.97% in 2006, 0.87% in 2005, 0.99% in 2004, 0.90% in 2003,
    and 0.92% in 2002 before waiver of certain fees incurred by the Fund.


 70  Janus Bond and Money Market Funds prospectus

JANUS MONEY MARKET FUND - INVESTOR SHARES
---------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                    2006        2005        2004        2003        2002
 NET ASSET VALUE, BEGINNING OF PERIOD               $1.00       $1.00       $1.00       $1.00       $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        0.04        0.02        0.01        0.01        0.02
 Net gain/(loss) on securities                         --(1)       --(1)       --(1)       --(1)       --(1)
 Total from investment operations                    0.04        0.02        0.01        0.01        0.02
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)            (0.04)      (0.02)      (0.01)      (0.01)      (0.02)
 Distributions (from capital gains)                    --(1)       --(1)       --(1)       --(1)       --(1)
 Total distributions                               (0.04)      (0.02)      (0.01)      (0.01)      (0.02)
 NET ASSET VALUE, END OF PERIOD                     $1.00       $1.00       $1.00       $1.00       $1.00
 Total return                                       4.39%       2.41%       0.75%       0.79%       1.53%
 Net assets, end of period (in millions)           $1,413      $1,361      $1,589      $2,197      $3,042
 Average net assets for the period (in millions)   $1,362      $1,450      $1,790      $2,658      $3,180
 Ratio of expenses to average net assets(2)         0.60%(3)    0.60%(3)    0.60%(3)    0.60%(3)    0.60%(3)
 Ratio of net investment income/(loss) to average
  net assets                                        4.31%       2.36%       0.74%       0.80%       1.53%
---------------------------------------------------------------------------------------------------------



(1) Net gain/(loss) on securities and/or distributions (from capital gains) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


(3) The ratio was 0.70% in 2006, 0.70% in 2005, 0.70% in 2004, 0.70% in 2003,
    and 0.70% in 2002 before waiver of certain fees incurred by the Fund.


                                                        Financial highlights  71

JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES
----------------------------------------------------------------------------------------------------
                                                                 Years ended October 31
                                                      2006      2005      2004      2003      2002
 NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00     $1.00     $1.00     $1.00     $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          0.03      0.02      0.01      0.01      0.01
 Net gain/(loss) on securities                           --(1)     --(1)     --(1)     --(1)     --
 Total from investment operations                      0.03      0.02      0.01      0.01      0.01
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              (0.03)    (0.02)    (0.01)    (0.01)    (0.01)
 Distributions (from capital gains)                      --        --        --(1)     --(1)     --
 Total distributions                                 (0.03)    (0.02)    (0.01)    (0.01)    (0.01)
 NET ASSET VALUE, END OF PERIOD                       $1.00     $1.00     $1.00     $1.00     $1.00
 Total return                                         2.81%     1.63%     0.59%     0.64%     1.09%
 Net assets, end of period (in millions)                $76       $86      $107      $140      $187
 Average net assets for the period (in millions)        $79       $96      $121      $173      $192
 Ratio of expenses to average net assets(2)           0.65%(3)  0.62%(3)  0.61%(3)  0.60%(3)  0.60%(3)
 Ratio of net investment income/(loss) to average
  net assets                                          2.77%     1.60%     0.59%     0.65%     1.08%
----------------------------------------------------------------------------------------------------



(1) Net gain/(loss) on securities and/or distributions (from capital gains) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


(3) The ratio was 0.75% in 2006, 0.72% in 2005, 0.71% in 2004, 0.70% in 2003,
    and 0.70% in 2002 before waiver of certain fees incurred by the Fund.


 72  Janus Bond and Money Market Funds prospectus

JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES
----------------------------------------------------------------------------------------------------
                                                                 Years ended October 31
                                                      2006      2005      2004      2003      2002
 NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00     $1.00     $1.00     $1.00     $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          0.04      0.02      0.01      0.01      0.01
 Net gain/(loss) on securities                           --        --(1)     --(1)     --        --(1)
 Total from investment operations                      0.04      0.02      0.01      0.01      0.01
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              (0.04)    (0.02)    (0.01)    (0.01)    (0.01)
 Distributions (from capital gains)                      --        --(1)     --(1)     --        --(1)
 Total distributions                                 (0.04)    (0.02)    (0.01)    (0.01)    (0.01)
 NET ASSET VALUE, END OF PERIOD                       $1.00     $1.00     $1.00     $1.00     $1.00
 Total return                                         4.31%     2.34%     0.68%     0.72%     1.49%
 Net assets, end of period (in millions)               $176      $186      $224      $314      $447
 Average net assets for the period (in millions)       $177      $198      $253      $388      $431
 Ratio of expenses to average net assets(2)           0.61%(3)  0.61%(3)  0.60%(3)  0.60%(3)  0.60%(3)
 Ratio of net investment income/(loss) to average
  net assets                                          4.22%     2.29%     0.66%     0.73%     1.48%
----------------------------------------------------------------------------------------------------



(1) Net gain/(loss) on securities and/or distributions (from capital gains) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.


(3) The ratio was 0.71% in 2006, 0.71% in 2005, 0.70% in 2004, 0.70% in 2003,
    and 0.70% in 2002 before waiver of certain fees incurred by the Fund.


                                                        Financial highlights  73

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.


   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.


   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

 74  Janus Bond and Money Market Funds prospectus

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."



   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.


   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

                                                Glossary of investment terms  75
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

 76  Janus Bond and Money Market Funds prospectus

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

                                                Glossary of investment terms  77
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

 78  Janus Bond and Money Market Funds prospectus

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

                                                Glossary of investment terms  79
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.


   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.


   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

 80  Janus Bond and Money Market Funds prospectus

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

                                            Explanation of rating categories  81

FITCH, INC.

    LONG-TERM BOND RATING     EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

FITCH, INC.

    SHORT-TERM BOND RATING    EXPLANATION
    -----------------------------------------------------------------------------
    F-1+..................... Exceptionally strong credit quality. Issues assigned this rating are regarded as having the
                              strongest degree of assurance for timely payment.
    F-1...................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only
                              slightly less in degree than issues rated F-1+.
    F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely
                              payments, but the margin of safety is not as great
                              as the F-1+ and F-1 ratings.

 82  Janus Bond and Money Market Funds prospectus

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper to medium-grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.

    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
   (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

                                            Explanation of rating categories  83

SECURITIES HOLDINGS BY RATING CATEGORY


   During the fiscal year ended October 31, 2006, the percentage of securities holdings for the following Funds by rating category based upon a weighted monthly average was:



    JANUS FLEXIBLE BOND FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                           69.2%
     AA                                                             3.0%
     A                                                              3.0%
     BBB                                                           13.3%
     BB                                                             4.7%
     B                                                              4.0%
     CCC                                                            0.3%
     CC                                                             0.0%
     C                                                              0.0%
     Not Rated                                                      0.6%
     Preferred Stock                                                0.9%
     Cash                                                           1.0%
     TOTAL                                                        100.0%
    --------------------------------------------------------------------



    JANUS HIGH-YIELD FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                            0.1%
     AA                                                             0.0%
     A                                                              0.3%
     BBB                                                            0.0%
     BB                                                            22.5%
     B                                                             59.3%
     CCC                                                           11.4%
     CC                                                             0.0%
     C                                                              0.0%
     Not Rated                                                      0.8%
     Preferred Stock                                                0.7%
     Cash                                                           4.9%
     TOTAL                                                        100.0%
    --------------------------------------------------------------------


 84  Janus Bond and Money Market Funds prospectus

          JANUS SHORT-TERM BOND FUND
          --------------------------------------------------------------------

           BONDS-S&P RATING:
           AAA                                                           76.8%
           AA                                                             4.1%
           A                                                              1.4%
           BBB                                                            4.4%
           BB                                                             5.7%
           B                                                              1.8%
           CCC                                                            0.0%
           CC                                                             0.0%
           C                                                              0.0%
           Not Rated                                                      2.1%
           Cash                                                           0.0%
                                                                          3.7%
           TOTAL                                                        100.0%
          --------------------------------------------------------------------


   No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended October 31, 2006.

                                            Explanation of rating categories  85

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                  The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

February 28, 2007
GROWTH
 Janus Fund
 Janus Enterprise Fund
 Janus Orion Fund
 Janus Research Fund
   (formerly named Janus
   Mercury Fund)
 Janus Triton Fund
 Janus Twenty Fund*
 Janus Venture Fund*


SPECIALTY GROWTH
 Janus Global Life Sciences Fund
 Janus Global Technology Fund
CORE
 Janus Balanced Fund
 Janus Contrarian Fund
 Janus Fundamental Equity Fund
   (formerly named Janus
   Core Equity Fund)
 Janus Growth and Income Fund


RISK-MANAGED
 INTECH Risk-Managed Stock Fund
VALUE
 Janus Mid Cap Value Fund -
   Investor Shares
 Janus Mid Cap Value Fund -
   Institutional Shares*
 Janus Small Cap Value Fund -
   Investor Shares*
 Janus Small Cap Value Fund -
   Institutional Shares*

INTERNATIONAL & GLOBAL
 Janus Global Opportunities Fund
 Janus Global Research Fund
   (formerly named Janus
   Research Fund)
 Janus Overseas Fund
 Janus Worldwide Fund

BOND
 Janus Flexible Bond Fund
 Janus High-Yield Fund
 Janus Short-Term Bond Fund
 Janus Federal Tax-Exempt Fund

                          JANUS EQUITY AND BOND FUNDS
                      Statement of Additional Information
     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Fund. In addition, subadvisers are responsible for the day-to-day operations of certain Funds.

     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated February 28, 2007, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from the Trust on www.janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, on www.janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of this SAI.



      * These Funds/Classes are closed to new investors. However, current investors may continue to invest in the Funds and/or may open new Fund accounts. The Funds may resume sales of their shares to new investors at some future date, but they have no present intention to do so. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Refer to the "Shareholder's Manual" or "Shareholder's Guide" section of the Funds' Prospectuses for more details.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


       Classification, Investment Policies and Restrictions, and
          Investment Strategies and Risks.......................    2
       Investment Adviser and Subadvisers.......................   47
       Custodian, Transfer Agent, and Certain Affiliations......   82
       Portfolio Transactions and Brokerage.....................   84
       Trustees and Officers....................................   92
       Purchase of Shares.......................................  119
          Net Asset Value Determination.........................  119
          Reinvestment of Dividends and Distributions...........  120
       Redemption of Shares.....................................  122
       Shareholder Accounts.....................................  123
          Online and Telephone Transactions.....................  123
          Systematic Redemptions................................  123
       Tax-Deferred Accounts....................................  124
       Income Dividends, Capital Gains Distributions, and Tax
          Status................................................  125
       Principal Shareholders...................................  127
       Miscellaneous Information................................  130
          Shares of the Trust...................................  130
          Shareholder Meetings..................................  131
          Voting Rights.........................................  131
          Master/Feeder Option..................................  132
          Independent Registered Public Accounting Firm.........  132
          Registration Statement................................  132
       Financial Statements.....................................  133
       Appendix A...............................................  134
          Explanation of Rating Categories......................  134

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

JANUS INVESTMENT FUND

   This Statement of Additional Information includes information about 24 series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.

   EQUITY FUNDS. Janus Fund, Janus Enterprise Fund, Janus Orion Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Balanced Fund, Janus Contrarian Fund, Janus Fundamental Equity Fund, Janus Growth and Income Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund, and Janus Worldwide Fund are referred to collectively in this SAI as the "Equity Funds."

   BOND FUNDS. Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Janus Federal Tax-Exempt Fund are referred to collectively in this SAI as the "Bond Funds."

CLASSIFICATION

   The Investment Company Act of 1940, as amended ("1940 Act") classifies mutual funds as either diversified or nondiversified. Janus Orion Fund, Janus Twenty Fund, Janus Contrarian Fund, and Janus Global Opportunities Fund are classified as nondiversified. Janus Fund, Janus Enterprise Fund, Janus Research Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Balanced Fund, Janus Fundamental Equity Fund, Janus Growth and Income Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund, Janus Global Research Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Janus Federal Tax-Exempt Fund are classified as diversified.

SUBADVISERS

   FUND SUBADVISED BY INTECH. Enhanced Investment Technologies, LLC ("INTECH") is the investment subadviser for INTECH Risk-Managed Stock Fund.

   FUNDS SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is the investment subadviser for Janus Mid Cap Value Fund and Janus Small Cap Value Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

   The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Each of these policies applies to all of the Funds, except policies (1) and (2), which apply only to the Funds specifically listed in those policies.


   As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with escrowed U.S. Government securities.


   (1) With respect to 75% of its total assets, Janus Fund, Janus Enterprise Fund, Janus Research Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Balanced Fund, Janus Fundamental Equity Fund, Janus Growth and Income Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund, Janus Global Research Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Janus Federal Tax-Exempt Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   Each Fund may not:

   (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities). This policy does not apply to Janus Global Life Sciences Fund. This policy does not apply to Janus Federal Tax-

   Exempt Fund regarding municipal obligations only. For the purposes of this limitation only, industrial development bonds issued by nongovernmental users shall not be deemed to be municipal obligations. Industrial development bonds shall be classified according to the industry of the entity that has the ultimate responsibility for the payment of principal and interest on the obligation.

   (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

   (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

   (7) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

   As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.

   The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

   (a) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).


   (b) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore ("short sales against the box"). In addition, the Equity Funds may engage in "naked" (uncovered) short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.


   (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques, shall not be deemed to constitute purchasing securities on margin.

   (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

   (e) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (f) The Funds may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

   For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

   For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

   JANUS GLOBAL LIFE SCIENCES FUND. As a fundamental policy, Janus Global Life Sciences Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: healthcare, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology. Janus Global Life Sciences Fund does not have a policy to concentrate in any industry other than those listed above.

   JANUS BALANCED FUND. As an operational policy, at least 25% of the assets of Janus Balanced Fund will normally be invested in fixed-income senior securities.

   JANUS SHORT-TERM BOND FUND. As an operational policy, under normal circumstances, Janus Short-Term Bond Fund expects to maintain an average weighted effective maturity of three years or less. The portfolio manager may consider estimated prepayment dates or call dates of certain securities in computing the portfolio's effective maturity.

   JANUS FEDERAL TAX-EXEMPT FUND. As a fundamental policy, Janus Federal Tax-Exempt Fund will normally invest at least 80% of its net assets in securities whose income is not subject to federal income taxes, including the alternative minimum tax.

INVESTMENT STRATEGIES AND RISKS

Diversification


   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A Fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a Fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in the most attractive companies identified by the portfolio managers and/or investment personnel. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund.


Cash Position


   As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Fund may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")


   INTECH Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies, or its normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Illiquid Investments

   Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").

   If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Fund to decline.

   Each Fund may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

Securities Lending

   Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Foreign Securities

   Unless otherwise limited by its specific investment policies, each Fund, including INTECH Risk-Managed Stock Fund to the extent that foreign securities may be included in its benchmark index, may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


   CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


   EMERGING MARKETS. Within the parameters of their specific investment policies, the Funds, particularly Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund, and Janus Worldwide Fund, may invest an unlimited amount of their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). Janus Orion Fund and Janus Contrarian Fund have, at times, invested a significant portion of their assets in emerging markets and may continue to do so. Investing in emerging markets involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each Fund's investments by country is contained in the Funds' shareholder reports and Form N-Q, which are filed with the SEC.

Short Sales

   Each Fund, with the exception of INTECH Risk-Managed Stock Fund, may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.


   The Equity Funds, with the exception of INTECH Risk-Managed Stock Fund, may also engage in "naked" (uncovered) short sales. A Fund may engage in naked short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must:

   (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, a Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold.


   The Funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund may lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.


   Until a Fund closes its short position or replaces the borrowed security, the Fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by a Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits a Fund's leveraging of its investments and the related risk of losses from leveraging. A Fund also is required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its net assets.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

   Within the parameters of its specific investment policies, each Fund, with the exception of INTECH Risk-Managed Stock Fund, may invest up to 10% (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund) of its assets in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

   Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Fund may obtain such cash from selling other portfolio holdings, which may cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

   Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

   The Funds, with the exception of INTECH Risk-Managed Stock Fund, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

   Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

   Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

   The Funds, with the exception of INTECH Risk-Managed Stock Fund, also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds' Prospectuses may apply.

Investment Company Securities

   From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock;
   (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of
   Section 12(d)(1). The Funds may invest their cash holdings in affiliated or non-affiliated money market funds and purchase unlimited shares of funds managed by Janus Capital, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

   Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of the 1940 Act.

Depositary Receipts

   The Funds, including INTECH Risk-Managed Stock Fund to the extent that they may be included in its benchmark index, may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

   Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' Prospectuses.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each Fund, particularly Janus Balanced Fund, Janus Flexible Bond Fund, and Janus Short-Term Bond Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

   The Funds, with the exception of INTECH Risk-Managed Stock Fund, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. Janus Federal Tax-Exempt Fund may, at times, invest more than 25% of the value of its assets in industrial development bonds, a type of revenue bond which, although issued by a public authority, may be backed only by the credit and security of a private issuer, thus presenting a greater credit risk.

   The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

   Other types of income-producing securities that the Funds, with the exception of INTECH Risk-Managed Stock Fund, may purchase include, but are not limited to, the following types of securities:

   VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

   In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

   STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker-dealer or bank to repurchase a security held by that Fund at a specified price.

   TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

   STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   The Funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

Real Estate Investment Trusts ("REITs")

   REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

   Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

   A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

Mortgage Dollar Rolls

   The Bond Funds also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, a Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

   A Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by a Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed security. A Fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sale.

   Successful use of mortgage dollar rolls depends on a Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.

Bank Loans


   Janus Balanced Fund and the Bond Funds may invest in bank loans (no more than 20% of a Fund's total assets), which include institutionally traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which a Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR").



   If a Fund purchases an assignment, it typically acquires direct rights against the borrower in the loan. However, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. A Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but may otherwise be entitled to all of such bank's rights in the loan. Additional risks are involved in purchasing assignments. For example, if a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. Legal theories of lender liability could conceivably be applied against a Fund. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.


   When a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. A Fund generally will have no right to enforce compliance by the borrower with the terms of the underlying loan agreement, nor any rights with respect to set-off against the borrower and the

   Fund may not directly benefit from any collateral supporting the underlying loan. As a result, a Fund may assume the credit risk of both the borrower and the lender. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected in a reduction in the Fund's NAV.

   The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

   A Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, a Fund may be unable to sell assignments or participations at the desired time or only at a price less than fair market value.

   Notwithstanding its intention generally not to receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in a Fund's holdings. Possession of such information may in some instances occur despite Janus Capital's efforts to avoid such possession, but in other instances Janus Capital may choose to receive such information (for example, in connection with participation in a creditor's committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Janus Capital's ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on Janus Capital's ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

High-Yield/High-Risk Bonds

   Janus High-Yield Fund may invest without limit in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). Within the parameters of its specific investment policies, no other Fund intends to invest more than 35% of its net assets in such bonds, and Janus Contrarian

   Fund, Janus Fundamental Equity Fund, Janus Mid Cap Value Fund, and Janus Small Cap Value Fund will, under normal circumstances, each limit its investments in such bonds to 20% or less of its net assets. INTECH Risk-Managed Stock Fund does not intend to invest in high-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

   Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds will be included in each Fund's limit on investments in bonds rated below investment grade unless the portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

   A Fund may hold defaulted securities if the portfolio managers and/or investment personnel believe, based upon their analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' and/or investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risks include, among other things, the following:

   FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

   DISPOSITION OF PORTFOLIO SECURITIES. Although the Funds generally will purchase securities for which the portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

   OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options, and Other Derivative Instruments

   FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

   The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business. FCMs may no longer maintain margin assets with the Funds' custodian or subcustodian and are required to hold such accounts directly.

   The Funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

   Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.


   The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities or the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.


   With the exception of INTECH Risk-Managed Stock Fund, if a Fund owns bonds and the portfolio managers and/or investment personnel expect interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of the Fund's interest rate futures contract would increase, thereby keeping the NAV of the Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, a Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.


   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

   Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

   The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

   Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

   Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

   OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

   The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.


   FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Funds, with the exception of INTECH Risk-Managed Stock Fund, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

   The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

   These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if the portfolio managers' and/or investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

   In general, the Funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract, or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

   While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

   OPTIONS ON FOREIGN CURRENCIES. The Funds, with the exception of INTECH Risk-Managed Stock Fund, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

   Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

   The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Fund's custodian.

   The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

   OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Funds may write covered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

   A put option written by a Fund is "covered" if that Fund: (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written, and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

   A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

   The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.

   The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

   A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

   An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and that Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

   A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

   The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

   A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

   A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

   A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

   EURODOLLAR INSTRUMENTS. A Fund, with the exception of INTECH Risk-Managed Stock Fund, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

   SWAPS AND SWAP-RELATED PRODUCTS. A Fund, with the exception of INTECH Risk-Managed Stock Fund, may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital or the subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

   A Bond Fund may enter into credit default swap agreements (with values not to exceed 10% of the net assets of such Fund) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

   A Bond Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case that Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

   ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

   In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

   A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Fund. Such participation may subject a Fund to expenses such as legal fees and may make that Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict that Fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a Fund on such committees also may expose that Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Fund's rights as a creditor or to protect the value of securities held by that Fund.

PORTFOLIO TURNOVER


   Portfolio turnover rates for the fiscal periods ended October 31, 2006 and October 31, 2005 are presented in the table below. As a reference point, a portfolio turnover rate of 100% would mean that a Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style and/or outlook of the portfolio managers and/or investment personnel. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance.



                                               Portfolio Turnover for the       Portfolio Turnover for the
                                              fiscal year ended October 31,    fiscal year ended October 31,
Fund Name                                                 2006                             2005
------------------------------------------------------------------------------------------------------------
GROWTH
   Janus Fund                                               69%                            78%
   Janus Enterprise Fund                                    40%                            28%
   Janus Orion Fund                                         63%                            68%
   Janus Research Fund(1)                                  147%(2)                         38%
   Janus Triton Fund                                       262%(2)                         48%(3)
   Janus Twenty Fund                                        41%                            44%
   Janus Venture Fund                                       55%                            63%

                                               Portfolio Turnover for the       Portfolio Turnover for the
                                              fiscal year ended October 31,    fiscal year ended October 31,
Fund Name                                                 2006                             2005
------------------------------------------------------------------------------------------------------------
SPECIALTY GROWTH
   Janus Global Life Sciences Fund                          87%                            77%
   Janus Global Technology Fund                             85%                            31%
CORE
   Janus Balanced Fund                                      50%                            47%
   Janus Contrarian Fund                                    39%                            42%
   Janus Fundamental Equity Fund(4)                         46%                            74%
   Janus Growth and Income Fund                             50%                            38%
RISK-MANAGED
   INTECH Risk-Managed Stock Fund                          108%                            81%
VALUE
   Janus Mid Cap Value Fund                                 95%                            86%
   Janus Small Cap Value Fund                               62%                            44%
INTERNATIONAL & GLOBAL
   Janus Global Opportunities Fund                          38%                            36%
   Janus Global Research Fund(5)                           118%                            86%(3)
   Janus Overseas Fund                                      61%                            57%
   Janus Worldwide Fund                                     43%                            33%
BOND
   Janus Flexible Bond Fund                                144%                           174%
   Janus High-Yield Fund                                   119%                           102%
   Janus Short-Term Bond Fund                              120%                            97%
   Janus Federal Tax-Exempt Fund                           112%                           149%



(1) Formerly named Janus Mercury Fund.


(2) The increase in the portfolio turnover rate was primarily due to a restructuring of the Fund's portfolio as a result of a change in portfolio management.


(3) February 25, 2005 (inception) to October 31, 2005.


(4) Formerly named Janus Core Equity Fund.


(5) Formerly named Janus Research Fund.


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Funds, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Funds and to protect the confidentiality of the Funds' portfolio holdings. The following describes those policies and procedures.


   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The top ten portfolio holdings for each fund (except that certain funds publish the top five portfolio holdings) are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com approximately two business days after the end of the applicable period. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for certain funds are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com.

   Specific portfolio level performance attribution information and statistics for all funds shall be available to any person monthly upon request, with a 30-day lag, following the posting of the funds' portfolio holdings on www.janus.com. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the funds.

   The funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or senior management team that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or senior management team is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.


   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a Fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.



NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
Brockhouse & Cooper Inc.              Quarterly            Current
Callan Associates Inc.                As needed            Current
Cambridge Associates LLC              Quarterly            Current
Charles River Systems, Inc.           As needed            Current
Citibank, N.A.                        Daily                Current
CMS BondEdge                          As needed            Current
CRA RogersCasey                       Quarterly            Current
Deloitte & Touche LLP                 As needed            Current
Deloitte Tax LLP                      As needed            Current
Eagle Investment Systems Corp.        As needed            Current
Eaton Vance Management                As needed            Current
Ernst & Young LLP                     As needed            Current
FactSet Research Systems, Inc.        As needed            Current
Financial Models Company, Inc.        As needed            Current
FT Interactive Data Corporation       Daily                Current
Institutional Shareholder Services,
  Inc.                                Daily                Current
International Data Corporation        Daily                Current
Investment Technology Group, Inc.     Daily                Current
Jeffrey Slocum & Associates, Inc.     As needed            Current
Lehman Brothers Inc.                  Daily                Current
Marco Consulting Group, Inc.          Monthly              Current
Markit Loans, Inc.                    Daily                Current
Mercer Investment Consulting, Inc.    Quarterly            Current
Moody's Investors Service Inc.        Weekly               7 days or more
New England Pension Consultants       Monthly              Current
PricewaterhouseCoopers LLP            As needed            Current
Reuters America Inc.                  Daily                Current
Rocaton Investment Advisors, LLC      As needed            Current

NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
Russell/Mellon Analytical Services,
  LLC                                 Monthly              Current
Sapient Corporation                   As needed            Current
SEI Investments                       As needed            Current
Standard & Poor's                     Daily                Current
Standard & Poor's Financial Services  Weekly               2 days or more
Standard & Poor's Securities
  Evaluation                          Daily                Current
State Street Bank and Trust Company   Daily                Current
Summit Strategies Group               Monthly; Quarterly   Current
The Yield Book Inc.                   Daily                Current
UBS Securities LLC                    As needed            Current
Wall Street On Demand, Inc.           Monthly; Quarterly   30 days; 15 days
Wilshire Associates Incorporated      As needed            Current
Yanni Partners, Inc.                  Quarterly            Current
Zephyr Associates, Inc.               Quarterly            Current


   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

   Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds' portfolio holdings disclosure policies.

INVESTMENT ADVISER AND SUBADVISERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

   As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds. As discussed below, Janus Capital has delegated certain of these duties for certain Funds to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.


   Janus Capital and its affiliates may make payments out of their own assets to selected broker-dealer firms or institutions that are or are expected to be instrumental in the acquisition or retention of shareholders for the Funds or other Janus funds, or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.


   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Funds.

   Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.

   The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.

   The Funds pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Fund and is calculated at the annual rate as shown below for each Fund. The following table reflects the Funds' contractual investment advisory fee rates during the most recent fiscal year.

                                                         Contractual
                                                     Investment Advisory
                                Average Daily Net         Fees (%)
Fund Name                         Assets of Fund        (annual rate)
------------------------------------------------------------------------
GROWTH
  Janus Fund                    All Asset Levels            0.64
  Janus Enterprise Fund         All Asset Levels            0.64
  Janus Orion Fund              All Asset Levels            0.64
  Janus Research Fund(1)        All Asset Levels            0.64
  Janus Triton Fund             All Asset Levels            0.64
  Janus Twenty Fund             All Asset Levels            0.64
  Janus Venture Fund            All Asset Levels            0.64
SPECIALTY GROWTH
  Janus Global Life Sciences
    Fund                        All Asset Levels            0.64
  Janus Global Technology Fund  All Asset Levels            0.64
CORE
  Janus Balanced Fund           All Asset Levels            0.55
  Janus Contrarian Fund         All Asset Levels            0.64
  Janus Fundamental Equity
    Fund(2)                     All Asset Levels            0.60
  Janus Growth and Income Fund  All Asset Levels            0.62
RISK-MANAGED
  INTECH Risk-Managed Stock
    Fund                        All Asset Levels            0.50
VALUE
  Janus Mid Cap Value Fund(3)   All Asset Levels            0.64
  Janus Small Cap Value
    Fund(3)                     All Asset Levels            0.72
INTERNATIONAL & GLOBAL
  Janus Global Opportunities
    Fund                        All Asset Levels            0.64
  Janus Global Research
    Fund(4)                     All Asset Levels            0.64
  Janus Overseas Fund           All Asset Levels            0.64
  Janus Worldwide Fund          All Asset Levels            0.60(5)
BOND
  Janus Flexible Bond Fund      First $300 Million          0.58
                                Over $300 Million           0.48
  Janus High-Yield Fund         First $300 Million          0.65
                                Over $300 Million           0.55
  Janus Short-Term Bond Fund    First $300 Million          0.64
                                Over $300 Million           0.54
  Janus Federal Tax-Exempt
    Fund                        First $300 Million          0.50
                                Over $300 Million           0.45

(1) Formerly named Janus Mercury Fund.
(2) Formerly named Janus Core Equity Fund.
(3) Perkins, the Fund's subadviser, receives directly from the Fund a fee equal to 50% of the investment advisory fee (less any fee waivers or expense reimbursements).
(4) Formerly named Janus Research Fund.

(5) The investment advisory agreement for the Fund with Janus Capital provides for the payment by the Fund of a base management fee at the annual rate of 0.60% of the average daily net assets of the Fund ("Base Fee"), subject to a performance fee adjustment, which commenced February 1, 2007, as described in the Prospectus. The performance fee adjustment is based on the total return performance of the Fund ("Fund Performance") as compared to the performance of the Fund's benchmark index, the Morgan Stanley Capital International World Index(SM) ("Benchmark Performance").



    For the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital waived a portion of the Base Fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if Fund Performance for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the Base Fee, was less than performance of the Fund's primary benchmark index for that period, as follows:


    Percent by Which Fund Performance
              is Less than                    Annual Rate of Waiver
          Benchmark Performance         as Percent of Average Net Assets*
    ---------------------------------------------------------------------
                   0.0                                  0.0
                  -0.5                               0.0125
                  -1.0                               0.0250
                  -1.5                               0.0375
                  -2.0                               0.0500
                  -2.5                               0.0625
                  -3.0                               0.0750
                  -3.5                               0.0875
                  -4.0                               0.1000
                  -4.5                               0.1125
                  -5.0                               0.1250
                  -5.5                               0.1375
                  -6.0                               0.1500
    ---------------------------------------------------------------------


   * The waiver was calculated in increments of 0.0125% for every full 0.5% of Fund Performance below Benchmark Performance, with a maximum waiver of 0.15%.



     For example, the first waiver was calculated based on Fund Performance compared to Benchmark Performance for the period from February 1, 2006 to June 30, 2006. If Fund Performance was less than Benchmark Performance by 0.5% or more, a waiver was applied to reduce management fees paid by the Fund during the month of July 2006. A similar calculation was repeated monthly, with each successive monthly calculation based on a period that included the most recently completed month, until the last waiver, if any, was calculated for the period from February 1, 2006 through December 31, 2006 and applied during January 2007. The Waiver Period terminated January 31, 2007. Because any fee waiver will have a positive effect upon the Fund's performance, fee waivers during the Waiver Period may effect the performance fee adjustment that commenced February 1, 2007, in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital after February 1, 2007, under some circumstances, may exceed the cumulative dollar amount of management fees waived by Janus Capital during the Waiver Period.



     During the Waiver Period, even if Fund Performance exceeded Benchmark Performance, the management fee did not exceed the Base Fee, and Janus Capital may not recover any management fees previously waived. However, effective for periods after January 31, 2007, the performance adjustment to the investment advisory fee takes effect.


   PERFORMANCE-BASED INVESTMENT ADVISORY FEE

   APPLIES TO JANUS RESEARCH FUND, JANUS CONTRARIAN FUND, INTECH RISK-MANAGED STOCK FUND, JANUS MID CAP VALUE FUND, JANUS GLOBAL RESEARCH FUND, AND JANUS WORLDWIDE FUND ONLY


   Effective January 1, 2006 for INTECH Risk-Managed Stock Fund and Janus Global Research Fund and effective February 1, 2006 for Janus Research Fund, Janus Contrarian Fund, Janus Mid Cap Value Fund, and Janus Worldwide Fund, each Fund implemented an investment advisory fee rate that adjusts upward or downward based upon each Fund's performance relative to its respective benchmark index. Any performance adjustment commenced January 2007 for INTECH Risk-Managed Stock Fund and Janus Global Research Fund, and February 2007 for Janus Research Fund, Janus Contrarian Fund, Janus Mid Cap Value Fund, and Janus Worldwide Fund. Until that time, only the contractual rate shown in the table on the previous page applied.



   Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by each Fund consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally will be the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Fund's Base Fee rate applied for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect (which was January 1, 2006 or February 1, 2006, as noted above). The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. As is currently the case, the investment advisory fee is paid monthly in arrears.


   For each Fund, the fixed rate used in computing the Base Fee is the same as that used in computing the fee paid to Janus Capital by the Fund under its Investment Advisory Agreement effective during the most recent fiscal year. The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period, and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Fund and the Fund's benchmark index.

   The investment performance of Janus Mid Cap Value Fund's Investor Shares ("Investor Shares") is used for purposes of calculating Janus Mid Cap Value Fund's Performance Adjustment. For the Funds other than Janus Mid Cap Value Fund, should the Trustees subsequently decide to divide shares of a Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Investor Shares for Janus Mid Cap Value Fund, or the oldest class of shares for the other Funds, against the investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

   The Trustees may determine that a class of shares of a Fund other than Investor Shares for Janus Mid Cap Value Fund or the oldest class of shares for the other Funds is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.


   The Trustees may from time to time determine that another securities index for a Fund is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to a particular Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to a Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Fund's benchmark index is appropriate.



   Effective January 1, 2007, the Morgan Stanley Capital International ("MSCI") World Growth Index became Janus Global Research Fund's benchmark index for purposes of measuring the Fund's performance and calculating the Performance Adjustment to the investment advisory fee paid by the Fund to Janus Capital. However, because the Fund's Performance Adjustment is based upon a rolling 36-month performance measurement period, comparisons to the MSCI World Growth Index will not be fully implemented for 36 months after January 1, 2007. During this transition period, the Fund's returns will be compared to a blended index return that reflects a measurement of the Fund's performance relative to the Russell 1000(R) Index, the Fund's prior benchmark index, for the portion of the performance measurement period prior to January 1, 2007, and a measurement of the Fund's performance relative to the performance of the MSCI World Growth Index for the remainder of the period. For periods following the first full 36-month performance measuring period, the performance measurement period will reflect one less month of Performance Adjustment to the Russell 1000(R) Index. At the conclusion of the transition period, the Russell 1000(R) Index will be eliminated from the Performance Adjustment calculation, and the calculation will include only the Fund's performance relative to the MSCI World Growth Index.


   It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.

   If the average daily net assets of a Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.

   Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Assume its monthly Base Fee was 1/12(th) of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36 month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

   The Base Fee would be computed as follows:

   $200 million x 0.60% / 12 = $100,000

   If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

   $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.375% of $200 million.

   If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12(th) of 0.975% of $200 million.

   If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12(th) of 0.225% of $200 million.

   Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.975% in the case of outperformance, or approximately 1/12(th) of 0.225% in the case of underperformance. Under extreme circumstances, involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, Janus Capital would reimburse the applicable Fund.

   By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

   The Base Fee would be computed as follows:

   $800 million x 0.60% / 12 = $400,000

   If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

   $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.094% of $800 million.

   If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12(th) of 0.694% of $800 million.

   If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12(th) of 0.506% of $800 million.

   Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.694% in the case of outperformance, or approximately 1/12(th) of 0.506% in the case of underperformance.

   The Base Fee for each Fund (which is the same as the annual investment advisory fee rate paid by the Fund during the most recent fiscal year) and the

   Fund's benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:

                                                                                   Base Fee(%)
    Fund Name                                  Benchmark Index                    (annual rate)
    ---------------------------------------------------------------------------------------------
    Janus Research Fund(1)                     Russell 1000(R) Growth Index(2)      0.64
    Janus Contrarian Fund                      S&P 500(R) Index(3)                  0.64
    INTECH Risk-Managed Stock Fund             S&P 500(R) Index(3)                  0.50(4)
    Janus Mid Cap Value Fund                   Russell Midcap(R) Value              0.64(6)
                                               Index(5)
    Janus Global Research Fund(7)              MSCI World Growth Index(8)           0.64
    Janus Worldwide Fund                       MSCI World Index(SM)(9)              0.60

(1) Formerly named Janus Mercury Fund.
(2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth rates.

(3) The S&P 500(R) Index is Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

(4) Janus Capital, and not INTECH Risk-Managed Stock Fund, pays INTECH, the Fund's subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and INTECH. For the fiscal year ended October 31, 2006, that fee was calculated at an annual rate of 0.26% of the Fund's average daily net assets. Effective January 1, 2007, the subadvisory fee paid by Janus Capital to INTECH adjusts upward or downward based upon the Fund's performance relative to its benchmark index.

(5) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values.

(6) This amount is reduced by the amount payable by Janus Mid Cap Value Fund to Perkins, the subadviser to Janus Mid Cap Value Fund, pursuant to a Sub-Advisory Agreement between Janus Capital and Perkins. Under this Sub-Advisory Agreement, Janus Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee otherwise payable by the Fund to Janus Capital (net of any reimbursements of expenses incurred or fees waived by Janus Capital). For the fiscal year ended October 31, 2006, Janus Mid Cap Value Fund paid Perkins a subadvisory fee at the annual rate of 0.32% of the Fund's average daily net assets.
(7) Formerly named Janus Research Fund.

(8) As discussed above, effective January 1, 2007, Janus Global Research's benchmark changed from the Russell 1000(R) Index to the MSCI World Growth Index for purposes of measuring the Fund's performance and calculating the Performance Adjustment. The MSCI World Growth Index measures the performance of growth stocks in developed countries throughout the world.

(9) The MSCI World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region.

   The following hypothetical examples illustrate the application of the Performance Adjustment for each Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Fund as of the fiscal year ended October 31, 2006 are shown below:



    Fund Name                                                  Net Assets (millions)
    --------------------------------------------------------------------------------
    Janus Research Fund(1)                                            $3,877
    Janus Contrarian Fund                                             $4,003
    INTECH Risk-Managed Stock Fund                                    $  499
    Janus Mid Cap Value Fund                                          $5,181
    Janus Global Research Fund(2)                                     $  113
    Janus Worldwide Fund                                              $4,373


   (1) Formerly named Janus Mercury Fund.
   (2) Formerly named Janus Research Fund.


   EXAMPLES: JANUS RESEARCH FUND


   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the investment record of the Russell 1000(R) Growth Index.

   Example 1: Fund Outperforms Its Benchmark By 7%

   If the Fund has outperformed the Russell 1000(R) Growth Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                       1/12th of 0.15%            1/12th of 0.79%

   Example 2: Fund Performance Tracks Its Benchmark

   If the Fund has tracked the performance of the Russell 1000(R) Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                            0.00                  1/12th of 0.64%

   Example 3: Fund Underperforms Its Benchmark By 7%

   If the Fund has underperformed the Russell 1000(R) Growth Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                      1/12th of -0.15%            1/12th of 0.49%

   EXAMPLES: JANUS CONTRARIAN FUND

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the investment record of the S&P 500(R) Index.

   Example 1: Fund Outperforms Its Benchmark By 7%

   If the Fund has outperformed the S&P 500(R) Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                       1/12th of 0.15%            1/12th of 0.79%

   Example 2: Fund Performance Tracks Its Benchmark

   If the Fund has tracked the performance of the S&P 500(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                            0.00                  1/12th of 0.64%

   Example 3: Fund Underperforms Its Benchmark By 7%

   If the Fund has underperformed the S&P 500(R) Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                       1/12th of -0.15%           1/12th of 0.49%

   EXAMPLES: INTECH RISK-MANAGED STOCK FUND

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the investment record of the S&P 500(R) Index.

   Example 1: Fund Outperforms Its Benchmark By 4%

   If the Fund has outperformed the S&P 500(R) Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.50%                       1/12th of 0.15%            1/12th of 0.65%

   Example 2: Fund Performance Tracks Its Benchmark

   If the Fund performance has tracked the performance of the S&P 500(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.50%                            0.00                  1/12th of 0.50%

   Example 3: Fund Underperforms Its Benchmark By 4%

   If the Fund has underperformed the S&P 500(R) Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.50%                      1/12th of -0.15%            1/12th of 0.35%

   EXAMPLES: JANUS MID CAP VALUE FUND

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the investment record of the Russell Midcap(R) Value Index.

   Example 1: Fund Outperforms Its Benchmark By 4%

   If the Fund has outperformed the Russell Midcap(R) Value Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                       1/12th of 0.15%            1/12th of 0.79%

   Example 2: Fund Performance Tracks Its Benchmark

   If the Fund performance has tracked the performance of the Russell Midcap(R) Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                            0.00                  1/12th of 0.64%

   Example 3: Fund Underperforms Its Benchmark By 4%

   If the Fund has underperformed the Russell Midcap(R) Value Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                      1/12th of -0.15%            1/12th of 0.49%

   Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of Janus Mid Cap Value Fund, and Perkins, Janus Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee otherwise paid to Janus Capital by the Fund (and Janus Capital's fee is thereby reduced by 50% to account for the fee paid directly to Perkins). This means that the subadvisory fee rate for fees paid by the Fund to Perkins will adjust upward or downward in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Janus Mid Cap Value Fund's performance relative to the Russell Midcap(R) Value Index.


   EXAMPLES: JANUS GLOBAL RESEARCH FUND


   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the investment record of the MSCI World Growth Index.

   Example 1: Fund Outperforms Its Benchmark By 7%

   If the Fund has outperformed the MSCI World Growth Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                       1/12th of 0.15%            1/12th of 0.79%

   Example 2: Fund Performance Tracks Its Benchmark

   If the Fund has tracked the performance of the MSCI World Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                            0.00                  1/12th of 0.64%

   Example 3: Fund Underperforms Its Benchmark By 7%

   If the Fund has underperformed the MSCI World Growth Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                      1/12th of -0.15%            1/12th of 0.49%

   EXAMPLES: JANUS WORLDWIDE FUND

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the investment record of the MSCI World Index(SM).

   Example 1: Fund Outperforms Its Benchmark By 6%

   If the Fund has outperformed the MSCI World Index(SM) by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.60%                       1/12th of 0.15%            1/12th of 0.75%

   Example 2: Fund Performance Tracks Its Benchmark

   If the Fund has tracked the performance of the MSCI World Index(SM) during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.60%                            0.00                  1/12th of 0.60%

   Example 3: Fund Underperforms Its Benchmark By 6%

   If the Fund has underperformed the MSCI World Index(SM) by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.60%                      1/12th of -0.15%            1/12th of 0.45%

   FEE WAIVERS


   Janus Capital agreed by contract to waive the advisory fee payable by certain Funds in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of the Funds, refer to the table in the "Fees and Expenses" section of each Fund's prospectus. Provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to continue such waivers until at least March 1, 2008.


                                 Expense Limit
Fund Name                        Percentage (%)
-----------------------------------------------
GROWTH
  Janus Triton Fund                   1.25
INTERNATIONAL & GLOBAL
  Janus Global Research
    Fund(1)                           1.25(2)
BOND
  Janus Flexible Bond Fund            0.93
  Janus High-Yield Fund               0.90
  Janus Short-Term Bond Fund          0.64
  Janus Federal Tax-Exempt
    Fund                              0.55

(1) Formerly named Janus Research Fund.
(2) Effective January 1, 2006 for Janus Global Research Fund, the Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. Details discussing the change are included in the "Performance-Based Investment Advisory Fee" section of this SAI. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may effect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital. Unless terminated, revised, or extended, the Fund's expense limit will be in effect until March 1, 2008.



   The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal years or periods ended October
   31. The information presented in the table below reflects the investment advisory fees in effect during each of the fiscal years or periods shown.



                                       2006                                2005                               2004
                           -----------------------------       -----------------------------       --------------------------
Fund Name                  Advisory Fees        Waivers        Advisory Fees        Waivers        Advisory Fees    Waivers
-----------------------------------------------------------------------------------------------------------------------------
GROWTH
 Janus Fund                 $71,666,481              N/A        $78,753,161              N/A        $99,852,014           N/A
 Janus Enterprise Fund      $11,371,102              N/A        $11,062,904              N/A        $11,614,927           N/A
 Janus Orion Fund           $ 6,160,704              N/A        $ 3,778,695              N/A        $ 3,494,094           N/A
 Janus Research Fund(1)     $25,902,834              N/A        $28,459,376              N/A        $32,392,574           N/A
 Janus Triton Fund          $   673,410               --        $   113,098(2)     $ 102,399        $   --                N/A
 Janus Twenty Fund          $60,125,741              N/A        $60,430,919              N/A        $60,268,045           N/A
 Janus Venture Fund         $ 8,659,195              N/A        $ 8,753,760              N/A        $ 8,770,064           N/A
SPECIALTY GROWTH
 Janus Global Life
   Sciences Fund            $ 7,046,479              N/A        $ 7,563,145              N/A        $ 8,332,957           N/A
 Janus Global Technology
   Fund                     $ 6,386,490              N/A        $ 7,103,412              N/A        $ 9,581,054           N/A
CORE
 Janus Balanced Fund        $13,737,857              N/A        $14,963,890              N/A        $20,059,059           N/A
 Janus Contrarian Fund      $22,466,238              N/A        $17,384,508              N/A        $16,155,221           N/A
 Janus Fundamental Equity
   Fund(3)                  $ 5,730,219              N/A        $ 3,917,480              N/A        $ 4,146,417           N/A
 Janus Growth and Income
   Fund                     $41,363,372              N/A        $33,818,943              N/A        $35,671,875           N/A

RISK-MANAGED
 INTECH Risk-Managed
   Stock Fund               $ 2,159,653              N/A        $ 1,542,157              N/A        $   763,771    $  488,229
VALUE
 Janus Mid Cap Value
   Fund                     $36,149,969              N/A        $27,930,032              N/A        $16,992,386    $  500,763
 Janus Small Cap Value
   Fund                     $16,735,698              N/A        $19,771,643              N/A        $22,982,646    $2,659,228

                                       2006                                2005                               2004
                           -----------------------------       -----------------------------       --------------------------
Fund Name                  Advisory Fees        Waivers        Advisory Fees        Waivers        Advisory Fees    Waivers
-----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL & GLOBAL
 Janus Global
   Opportunities Fund       $ 1,031,641              N/A        $ 1,400,774              N/A        $ 1,131,557           N/A
 Janus Global Research
   Fund(4)                  $   508,005               --        $   130,634(2)     $ 70,326         $   --                N/A
 Janus Overseas Fund        $25,156,402              N/A        $14,542,082              N/A        $16,156,904           N/A
 Janus Worldwide Fund       $27,604,924              N/A        $35,836,772              N/A        $58,977,220           N/A
BOND
 Janus Flexible Bond Fund   $ 4,269,903               --        $ 5,279,211               --        $ 7,113,293            --
 Janus High-Yield Fund      $ 2,993,223        $ 128,801        $ 3,319,464               --        $ 3,912,620            --
 Janus Short-Term Bond
   Fund                     $ 1,163,746        $ 742,594        $ 1,494,629        $744,392         $ 1,926,252    $1,061,867
 Janus Federal Tax-Exempt
   Fund                     $   521,467        $ 429,242        $   605,134        $376,646         $   863,282    $  553,328


(1) Formerly named Janus Mercury Fund.
(2) February 25, 2005 (inception) to October 31, 2005.
(3) Formerly named Janus Core Equity Fund.
(4) Formerly named Janus Research Fund.

   Janus Services LLC ("Janus Services") receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund, and Janus Small Cap Value Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers, and other financial intermediaries for providing these services (at an annual rate of up to 0.05% of the average daily net assets of the shares attributable to their customers). Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

   The following table summarizes the administration fees paid by certain Funds for the fiscal years ended October 31.



                                              2006                  2005                  2004
  Fund Name                            Administration Fees   Administration Fees   Administration Fees
  ----------------------------------------------------------------------------------------------------
  RISK-MANAGED
    INTECH Risk-Managed Stock Fund         $  216,564            $  154,216            $   64,759
  VALUE
    Janus Mid Cap Value Fund               $2,864,072            $2,197,481            $1,319,999
    Janus Small Cap Value Fund             $1,176,158            $1,381,716            $1,558,406


   Each Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
   (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


   A discussion regarding the basis for the Board of Trustees' approval of the Funds' Investment Advisory Agreements and Sub-Advisory Agreements (as applicable) is included in the Funds' annual and semiannual reports to shareholders. You can request the Funds' annual or semiannual reports, free of charge, by contacting a Janus representative at 1-800-525-3713. The reports are also available, free of charge, on www.janus.com.


SUBADVISERS

   Janus Capital has entered into Sub-Advisory Agreements on behalf of INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund, and Janus Small Cap Value Fund.

ENHANCED INVESTMENT TECHNOLOGIES, LLC

   Janus Capital has entered into a Sub-Advisory Agreement with Enhanced Investment Technologies, LLC, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, on behalf of INTECH Risk-Managed Stock Fund.

   INTECH has been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts. Janus Capital indirectly owns approximately 82.5% of the outstanding voting shares of INTECH.


   Under the Sub-Advisory Agreement between Janus Capital and INTECH, INTECH is responsible for the day-to-day investment operations of INTECH Risk-Managed Stock Fund. Investments will be acquired, held, disposed of, or loaned, consistent with the investment objectives, policies, and restrictions established by the Trustees and set forth in the Trust's registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Fund; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Fund. The Sub-Advisory Agreement provides that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.



   The Sub-Advisory Agreement will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by vote of a majority of the Independent Trustees of the Fund. The Sub-Advisory Agreement is subject to termination by the Fund or the subadviser on 60 days' written notice, and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.


   PERFORMANCE-BASED SUB-ADVISORY FEE

   APPLIES TO INTECH RISK-MANAGED STOCK FUND

   Effective January 1, 2006, the subadvisory fee rate for INTECH Risk-Managed Stock Fund changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to the S&P 500(R) Index. Any performance adjustment commenced January 2007. Until that time, only the previous fixed rate applied. Janus Capital, and not INTECH Risk-Managed Stock Fund, pays this fee. The following discussion provides additional details regarding this change.


   On December 29, 2005, shareholders of INTECH Risk-Managed Stock Fund approved an amended subadvisory agreement between Janus Capital, on behalf of the Fund, and INTECH that introduces a performance incentive subadvisory fee structure. The subadvisory fee rate payable by Janus Capital to INTECH changed from a fixed rate to a rate that adjusts upward or downward based upon the performance of the Fund relative to its benchmark index, the S&P 500(R) Index. Under the Amended Sub-Advisory Agreement, the subadvisory fee rate paid by Janus Capital to INTECH consists of two components: (i) a base fee calculated and accrued daily and payable monthly equal to 0.26% of the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) half of any performance fee adjustment paid to Janus Capital by the Fund ("Performance Adjustment") pursuant to the Investment Advisory Agreement between Janus Capital and the Trust, on behalf of the Fund as approved by shareholders on December 29, 2005. No Performance Adjustment is paid to INTECH until the Amended Sub-Advisory Agreement has been in effect for at least 12 months (which was January 1, 2007).


   The Base Fee rate is the same as the current annual fixed-rate fee paid by Janus Capital to INTECH under its Sub-Advisory Agreement in effect during the most recent fiscal year. The Performance Adjustment is calculated monthly and may result in an increase or decrease in the subadvisory fee rate paid by Janus Capital to INTECH, depending upon the investment performance of the Fund relative to the S&P 500(R) Index over the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets over the performance measurement period for the Performance Adjustment).

   The Amended Sub-Advisory Agreement and the new fee schedule became effective on January 1, 2006. For the first 12 months after the effective date, only the Base Fee rate applies. When the Amended Sub-Advisory Agreement has been in effect for at least 12 months, but less than 36 months, the performance measurement period equals the time that has elapsed since the Amended Sub-Advisory Agreement took effect and the Performance Adjustment will be calculated for that performance measurement period. Once the Fund has 36 months of performance history from the effective date, the Performance Adjustment is calculated using a rolling 36-month period.

PERKINS, WOLF, MCDONNELL AND COMPANY, LLC

   Janus Capital has entered into Sub-Advisory Agreements on behalf of Janus Mid Cap Value Fund and Janus Small Cap Value Fund with Perkins, Wolf, McDonnell and Company, LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.

   Perkins: (i) manages the investment operations of the Funds; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Funds, their condition, investment decisions and conditions; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Funds; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports.

   Perkins and its predecessor have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital has a 30% ownership stake in Perkins.

   Under the Sub-Advisory Agreements between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Sub-Advisory Agreements provide that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.

   Under the Sub-Advisory Agreements, Janus Mid Cap Value Fund and Janus Small Cap Value Fund each pay Perkins a fee equal to 50% of the advisory fee Janus Capital receives from each Fund (calculated after any fee waivers and expense reimbursements). As a result of the reduction of the advisory fees paid by Janus Mid Cap Value Fund and Janus Small Cap Value Fund to Janus Capital in connection with the Assurance of Discontinuance entered into with the New York Attorney General in August 2004, Janus Capital has agreed to pay Perkins a fee equivalent to approximately one-half of the reduction with respect to each Fund.


   The Sub-Advisory Agreements with Perkins will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Funds, and in either case by vote of a majority of the Independent Trustees of the Funds. The Sub-Advisory Agreements are subject to termination without cause by Janus Capital or the Trust on 60 days' written notice, or material breach of Janus Capital's or Perkins' duties if that breach is not cured within a 20-day period after notice of breach, or if Perkins is unable to discharge its duties and obligations, and terminates automatically in the event of the assignment or termination of each

   Fund's respective Investment Advisory Agreement. Perkins may terminate the Sub-Advisory Agreements upon three years' notice.

   Janus Capital and Perkins have also entered into a Relationship Agreement, which sets forth a framework of mutual cooperation between the parties with respect to the developing, marketing, and servicing of products. Among other things, Janus Capital agrees that it will not terminate or recommend to the Trustees that they terminate the Sub-Advisory Agreements with Perkins, except for cause, as long as the Relationship Agreement is in effect. Among other things, Perkins agrees to provide Janus Capital with exclusive rights to certain value investment products and limit its ability to terminate the Sub-Advisory Agreement without cause. Accordingly, both Janus Capital and Perkins have financial incentives to maintain the relationship between the parties.


   PERFORMANCE-BASED SUB-ADVISORY FEE


   APPLIES TO JANUS MID CAP VALUE FUND
   As a result of shareholder approval of Janus Mid Cap Value Fund's amended investment advisory agreement between Janus Capital and the Trust, on behalf of the Fund, effective February 1, 2006, the subadvisory fee paid to Perkins changed from a fixed-rate fee to a fee that adjusts upward or downward based upon the performance of the Fund relative to the Russell Midcap(R) Value Index, the Fund's benchmark index. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from the Fund equal to 50% of the advisory fee payable to Janus Capital from the Fund before reduction of the Janus fee by the amount of the fee payable to Perkins (net of any reimbursement of expenses incurred or fees waived by Janus Capital).


   Under each Sub-Advisory Agreement, the respective subadviser was compensated according to the following schedule for the fiscal year ended October 31, 2006.


    Fund Name                                                     Subadviser   Annual Rate(%)
    -----------------------------------------------------------------------------------------
    INTECH Risk-Managed Stock Fund                                  INTECH          0.26
    Janus Mid Cap Value Fund                                       Perkins          0.32
    Janus Small Cap Value Fund                                     Perkins          0.36


   INTECH Risk-Managed Stock Fund pays no fees directly to INTECH. Janus Capital pays these subadvisory fees out of its advisory fees.



   For the fiscal year ended October 31, 2006, Janus Mid Cap Value Fund and Janus Small Cap Value Fund paid subadvisory fees to Perkins in the amounts of $18,074,984 and $8,367,849, respectively.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISERS

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio managers and/or investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' and/or investment personnel's account group among all participating portfolio managers and/or investment personnel. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group (small-, mid-, or large-cap) will continue to have the portfolio managers' and/or investment personnel's original indication/target filled in the after market unless instructed by the portfolio managers and/or investment personnel to do otherwise. The portfolio managers and/or investment personnel intend to build a long-term position in the company and purchase securities in both the initial offering and in the immediate aftermarket. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

   Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management, and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time. Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks, including, among other things, trade allocation procedures.


   The officers and Trustees of the Funds may also serve as officers and Trustees of the Janus Smart Portfolios. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Smart Portfolios and the Funds. The Trustees intend to address any such conflicts as deemed appropriate.



   INTECH has adopted its own allocation procedures, which apply to INTECH Risk-Managed Stock Fund. INTECH, the subadviser for INTECH Risk-Managed Stock Fund, generates daily trades for all of its clients, including INTECH Risk-Managed Stock Fund, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

   Perkins, the subadviser for Janus Mid Cap Value Fund and Janus Small Cap Value Fund, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including Janus Mid Cap Value Fund and Janus Small Cap Value Fund. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

   Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


   Janus Capital, INTECH, and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Mutual Fund Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital, INTECH, and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts;
   (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.


   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, INTECH, and Janus Distributors personnel, as well as the Trustees and

   Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, INTECH, and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, INTECH, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital, INTECH, and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

   Perkins has adopted its own Code of Ethics, (the "Code"), which Perkins has certified complies with Rule 17j-1 under the 1940 Act. The Code establishes policies and procedures that govern certain types of personal securities transactions by employees of Perkins. Subject to the requirements and restrictions of the Code, individuals are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds. The Code has provisions that require the employees of Perkins to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Funds and to avoid serving their own personal interests ahead of the Funds and their shareholders.

PROXY VOTING POLICIES AND PROCEDURES


   Each Fund's Board of Trustees has delegated to Janus Capital or the Fund's subadviser, as applicable, the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's or the applicable subadviser's own policies and procedures. Summaries of Janus Capital's or the applicable subadviser's policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-3713; (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.



   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com/proxyvoting.



   Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.


Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital's portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s). In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s) for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management and Janus Capital's Chief Investment Officer(s) to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

Enhanced Investment Technologies, LLC
Proxy Voting Procedures

   The following are the procedures for INTECH with respect to the voting of proxies on behalf of all clients for which INTECH has been delegated the responsibility for voting proxies and the keeping of records relating to proxy voting.


   GENERAL POLICY. INTECH's investment process involves buy and sell decisions that are determined solely by a mathematical formula that selects target holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, extensive corporate research analysis is not performed. Accordingly, INTECH has engaged Institutional Shareholder Services ("ISS") to vote all proxies on behalf of client accounts in accordance, at the client's discretion, with the ISS Benchmark Proxy Voting Guidelines, ISS Taft-Hartley Proxy Voting Guidelines, ISS Public Fund Proxy Voting Guidelines, or ISS Social Proxy Voting Guidelines (collectively referred to as "ISS Recommendations").

   INTECH will vote all proxies on behalf of client's accounts in accordance with the ISS Recommendations that best represent the client type. Specifically, unless otherwise directed by the client, INTECH will vote:



   - Corporate, Mutual Fund/Sub-Advised, and Commingled Pool clients in accordance with the ISS Benchmark ("ISS-BK") Proxy Voting Guidelines, which were developed by ISS to increase total shareholder value and risk mitigation and are generally management oriented.



   - Not-For-Profit (including Endowments and Foundations) clients in accordance with ISS Social ("ISS-SOCIAL") Proxy Voting Guidelines, which were developed by ISS to recognize that socially responsible institutional shareholders are concerned with economic returns to shareholders and good corporate governance along with the ethical behavior of corporations and the social and environmental impact of their actions.



   - Public Fund clients in accordance with ISS Public Fund ("ISS-PUBLIC") Proxy Voting Guidelines, which were developed by ISS to help ensure that public funds fulfill all statutory and common law obligations governing proxy voting.



   - Union and Union Taft-Hartley clients in accordance with the ISS Taft-Hartley ("ISS-TH") Proxy Voting Guidelines, which were developed by ISS in conjunction with the AFL-CIO (formerly known as the ISS Proxy Voting Service or PVS Guidelines) with a worker-owner view of long-term corporate value.



   Concurrent with the adoption of these procedures, INTECH will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. Additional information about ISS and the ISS Recommendations is available at www.issproxy.com/policy/2007policy.jsp. INTECH will only accept direction from a client to vote proxies for the client's account pursuant to the ISS-BK, ISS-TH, ISS-PUBLIC, or ISS-SOCIAL Proxy Voting Guidelines. With respect to clients that have elected to participate in securities lending, INTECH is not able to call back securities in order to vote proxies.


   DELEGATION OF PROXY VOTING ADMINISTRATION. INTECH has engaged the services of the Investment Accounting Operations Group of Janus Capital to provide the administration for its proxy voting.


   JANUS INVESTMENT ACCOUNTING OPERATIONS GROUP. The Janus Investment Accounting Operations Group works with ISS and is responsible to INTECH for ensuring that all proxies are voted consistent with the ISS-BK, ISS-TH, ISS-PUBLIC, or ISS-SOCIAL Proxy Voting Guidelines.

   VOTING AND USE OF PROXY VOTING SERVICE. Pursuant to its relationship with Janus Capital, INTECH has engaged ISS, an independent Proxy Voting Service, to assist in the voting of proxies. ISS is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. ISS is responsible for working with the Janus Investment Accounting Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital upon request. ISS will process all proxy votes in accordance with the ISS-BK, ISS-TH, ISS-PUBLIC, or ISS-SOCIAL Proxy Voting Guidelines. In absence of specific client direction, INTECH will direct ISS to vote proxies in accordance with the ISS Recommendations that best represents the client type. Janus Capital has instructed ISS to vote all Janus fund proxies, for which INTECH has voting authority, in accordance with the ISS-BK Proxy Voting Guidelines.


   CONFLICTS OF INTEREST. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:


   - ISS shall vote all proxies on INTECH's behalf in accordance with the ISS-BK, ISS-TH, ISS-PUBLIC, or ISS-SOCIAL Proxy Voting Guidelines. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.


   - The Janus Investment Accounting Operations Group is not authorized to override any recommendation except upon the receipt of express written authorization from INTECH's Chief Compliance Officer. The Janus Investment Accounting Operations Group shall maintain records of all overrides, including all required authorizations.

   - Without limiting the foregoing, the Janus Investment Accounting Operations Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.


   - Any attempts to influence the proxy voting process shall be reported immediately to the INTECH Chief Compliance Officer.



   - All client accounts are prohibited from investing in securities of Janus Capital or securities of its publicly traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of individual accounts which includes, among other things, affiliates of such accounts. The trading system is designed to prohibit transactions in all securities on the Restricted List.


   In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Compliance Officer to determine whether a material conflict exists. The matter will be reviewed by INTECH's Chief Operating Officer, Chief Legal Counsel, and Chief Compliance Officer ("Proxy Review Group"). To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS recommendation unless otherwise determined by the Proxy Review Group.





   REPORTING AND RECORD RETENTION. On a quarterly basis, INTECH will provide its clients with the proxy voting record for that client's account. Janus Capital, on INTECH's behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients, and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the ISS-BK, ISS-TH, ISS-PUBLIC, and ISS-SOCIAL Proxy Voting Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available upon request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.


   REVIEW OF POLICY. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.

Perkins, Wolf, McDonnell and Company, LLC
Proxy Voting Summary for Mutual Funds

   Perkins votes proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Perkins has developed proxy voting guidelines (the "Perkins Wolf Guidelines") that influence how Perkins portfolio managers vote proxies on securities held by the portfolios Perkins manages. The Perkins Wolf Guidelines, which include recommendations on most major corporate issues, have been developed by the Perkins Wolf Proxy Voting Committee (the "Proxy Voting Committee"). Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Wolf Guidelines; however, a portfolio manager may choose to vote differently than the Perkins Wolf Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to develop the Perkins Wolf Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Wolf Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Wolf Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Perkins Wolf Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Perkins Wolf Guidelines for use in voting proxies. Below is a summary of some of the more significant Perkins Wolf Guidelines.

   BOARD OF DIRECTORS ISSUES
   Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Perkins will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Perkins reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Perkins will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Perkins will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

   GENERAL CORPORATE ISSUES
   Perkins will generally oppose proposals regarding supermajority voting rights. Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Perkins Wolf Guidelines, Perkins will generally vote pursuant to that Perkins Wolf Guideline. Perkins will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins Wolf will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Wolf Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN
AFFILIATIONS
--------------------------------------------------------------------------------

   State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds.


   For transfer agency and other services, Janus Services receives an asset-weighted average annual fee based on the proportion of each Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. Janus Services also receives $4 per open shareholder account in each Fund, except Janus Twenty Fund, Janus Venture Fund, Janus Mid Cap Value Fund-Institutional Shares, and Janus Small Cap Value Fund. In addition, the Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for the Equity Funds and $3.98 per shareholder account for the Bond Funds for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations. In addition, the Funds use a DST system to track and process redemption fees. The Funds currently pay DST an annual per account rate for this system. The fee is only charged to Funds with redemption fees.



   For Janus Mid Cap Value Fund and Janus Small Cap Value Fund, due to the differences in the shareholder bases of Investor Shares and Institutional Shares, the transfer agency fee structure is expected to result in different overall transfer agency expenses incurred by each class. By written agreement, Janus Services has agreed until March 1, 2008, to waive the transfer agency fees payable by the Institutional Shares of Janus Mid Cap Value Fund and Janus Small Cap Value Fund so that the total expenses of the Institutional Shares do not exceed the total expenses of the Institutional Shares of Berger Mid Cap Value Fund and Berger Small Cap Value Fund.

   Transfer Agency fees paid on behalf of Janus Mid Cap Value
   Fund - Institutional Shares and Janus Small Cap Value Fund - Institutional Shares for the fiscal year ended October 31, 2006, are summarized below.



Fund Name                                        Transfer Agency Fees   Transfer Agency Waivers
-----------------------------------------------------------------------------------------------
VALUE
  Janus Mid Cap Value Fund - Institutional           $ 1,474,316              $ 1,058,565
    Shares
  Janus Small Cap Value Fund - Institutional         $ 1,834,555              $ 1,834,555(1)
    Shares


(1) The waiver exceeded the transfer agency fees.

   Janus Distributors LLC, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which such shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's shares and accepts orders at NAV. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Janus Capital places all portfolio transactions of the Funds, except for INTECH Risk-Managed Stock Fund. With respect to INTECH Risk-Managed Stock Fund, INTECH places portfolio transactions using its proprietary trade system software. With respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund, Janus Capital places all portfolio transactions solely upon Perkins' direction.

   Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.


   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for funds subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital or Perkins, as applicable, must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services" such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.



   "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Funds' Board of Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a Fund involved in a cross trade.

   For the fiscal year ended October 31, 2006, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below.




Fund Name                                                     Commissions     Transactions
-------------------------------------------------------------------------------------------
GROWTH
  Janus Fund                                                  $  754,180     $  687,227,513
  Janus Enterprise Fund                                       $   22,750     $   11,565,063
  Janus Orion Fund                                            $   19,250     $   14,393,090
  Janus Research Fund(1)                                      $  239,928     $  248,609,681
  Janus Triton Fund                                           $      350     $      464,984
  Janus Twenty Fund                                           $  297,970     $  251,855,612
  Janus Venture Fund                                          $    2,012     $    2,074,973
SPECIALTY GROWTH
  Janus Global Life Sciences Fund                             $   28,681     $   22,194,459
CORE
  Janus Balanced Fund                                         $   34,171     $   39,299,404
  Janus Contrarian Fund                                       $   36,400     $   19,634,522
  Janus Fundamental Equity Fund(2)                            $   52,204     $   33,761,664
  Janus Growth and Income Fund                                $  264,808     $  204,906,016
VALUE
  Janus Mid Cap Value Fund                                    $  872,744     $  608,818,650
  Janus Small Cap Value Fund                                  $  196,845     $   94,347,232
INTERNATIONAL & GLOBAL
  Janus Global Research Fund(3)                               $      230     $      147,161
  Janus Overseas Fund                                         $   34,125     $   18,203,078
  Janus Worldwide Fund                                        $  138,615     $  112,680,843



(1) Formerly named Janus Mercury Fund.


(2) Formerly named Janus Core Equity Fund.


(3) Formerly named Janus Research Fund.

Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.


   Janus Capital and Perkins do not guarantee any broker the placement of a pre-determined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services paid for commissions generated by equity trades may be used for fixed-income or other clients. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Janus Mid Cap Value Fund and Janus Small Cap Value Fund.


   Janus Capital and Perkins may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would not hinder best execution efforts.

   INTECH has a policy of seeking to obtain best execution (obtaining the most favorable price and efficient execution). INTECH seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH's opinion, to do so will further the goal of obtaining the best available execution. Commissions are negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates with respect to any securities transactions involving a commission payment. Periodically, reviews are conducted of the allocation among brokers of orders for equity securities and the commissions that were paid.

   INTECH does not consider research services in selecting brokers. For INTECH Risk-Managed Stock Fund, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

   When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital or the subadviser better prices and executions will be achieved through the use of a broker.

   The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal years or periods ending on October 31st of each year shown.


Fund Name                                            2006           2005            2004
---------------------------------------------------------------------------------------------
GROWTH
  Janus Fund                                      $12,031,617    $19,080,866    $10,899,367
  Janus Enterprise Fund                           $ 1,277,711    $ 1,054,497    $ 1,349,388
  Janus Orion Fund                                $ 1,313,363    $ 1,028,489    $   982,716
  Janus Research Fund(1)                          $ 9,859,393    $ 4,024,464    $ 6,141,944
  Janus Triton Fund                               $   756,155    $    50,283(2) $       --
  Janus Twenty Fund                               $ 4,107,634    $ 5,483,852    $ 3,518,479
  Janus Venture Fund                              $ 3,402,535    $ 2,243,832    $ 2,460,168
SPECIALTY GROWTH
  Janus Global Life Sciences Fund                 $ 2,275,592    $ 1,846,934    $ 2,414,542
  Janus Global Technology Fund                    $    12,012    $ 1,487,767    $ 1,616,996
CORE
  Janus Balanced Fund                             $   814,421    $ 1,432,847    $ 2,913,667
  Janus Contrarian Fund                           $ 3,791,648    $ 2,902,293    $ 3,242,196
  Janus Fundamental Equity Fund(3)                $   899,072    $   887,329    $   890,152
  Janus Growth and Income Fund                    $ 4,481,740    $ 4,005,977    $ 6,087,632
RISK-MANAGED
  INTECH Risk-Managed Stock Fund                  $   431,840    $   274,228    $   125,130
VALUE
  Janus Mid Cap Value Fund                        $10,423,623    $ 9,052,306    $ 8,517,971
  Janus Small Cap Value Fund                      $ 3,960,169    $ 4,553,152    $ 6,808,976
INTERNATIONAL & GLOBAL
  Janus Global Opportunities Fund                 $   259,261    $   239,905    $   205,663
  Janus Global Research Fund(4)                   $   208,434    $    66,080(2) $       --
  Janus Overseas Fund                             $10,836,247    $ 4,969,340    $ 5,768,783
  Janus Worldwide Fund                            $ 6,933,438    $ 7,943,862    $37,095,464
BOND
  Janus Flexible Bond Fund                        $        35    $     5,738    $     4,166
  Janus High-Yield Fund                           $    22,085    $     7,836    $    42,935
  Janus Short-Term Bond Fund                      $        --    $       --     $       --
  Janus Federal Tax-Exempt Fund                   $        --    $       --     $       --


(1) Formerly named Janus Mercury Fund.
(2) February 25, 2005 (inception) to October 31, 2005.
(3) Formerly named Janus Core Equity Fund.

(4) Formerly named Janus Research Fund.

   Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, shareholder purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

   Included in such brokerage commissions are the following amounts paid to DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. DST was an affiliate of JCGI prior to June 16, 2004. The following amounts served to reduce each Fund's out-of-pocket expenses through the use of credits against the charges of DST and its affiliates. Information is not shown for the fiscal years ended October 31, 2006 and October 31, 2005 because DST was not considered an "affiliate" of the Funds during these periods.

                                                                Commissions Paid
                                                                through DSTS for      Reduction
                                                                the Period Ended          of
Fund Name                                                       October 31, 2004     Expenses(1)
-------------------------------------------------------------------------------------------------
GROWTH
  Janus Research Fund(2)                                            $ 22,505           $ 16,883
SPECIALTY GROWTH
  Janus Global Technology Fund                                      $  6,266           $  4,701
CORE
  Janus Balanced Fund                                               $  6,000           $  4,501
  Janus Contrarian Fund                                             $  5,800           $  4,351
  Janus Growth and Income Fund                                      $ 12,000           $  9,002
INTERNATIONAL & GLOBAL
  Janus Worldwide Fund                                              $ 33,215           $ 24,917

(1) The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
(2) Formerly named Janus Mercury Fund.
Note: Funds that did not execute trades with DSTS during the stated period are not included in the table.

   As of October 31, 2006, certain Funds owned securities of their regular broker-dealers (or parents), as shown below.



                                             Name of                      Value of
Fund Name                                 Broker-Dealer               Securities Owned
----------------------------------------------------------------------------------------
GROWTH
  Janus Fund                      JP Morgan Chase & Co.                 $367,215,014
                                  Merrill Lynch & Company, Inc.          208,663,386
                                  Morgan Stanley Co.                      50,426,178
                                  UBS A.G.                               225,220,976
  Janus Enterprise Fund           Merrill Lynch & Company, Inc.         $ 10,943,676
                                  Morgan Stanley Co.                      14,978,335
  Janus Orion Fund                Goldman Sachs Group, Inc.             $ 38,095,598
                                  Merrill Lynch & Company, Inc.           40,717,176
                                  UBS A.G.                                39,570,267
  Janus Research Fund(1)          JP Morgan Chase & Co.                 $ 36,746,550
                                  Merrill Lynch & Company, Inc.           69,991,543
                                  Morgan Stanley Co.                      26,022,795
                                  UBS A.G.                                12,774,643
  Janus Twenty Fund               Bear Stearns & Company, Inc.          $177,525,983
                                  Goldman Sachs Group, Inc.              381,940,038
                                  Lehman Brothers Holdings, Inc.         255,863,193
                                  Merrill Lynch & Company, Inc.          232,116,272
SPECIALTY GROWTH
  Janus Global Life Sciences
    Fund                          Merrill Lynch & Company, Inc.         $ 18,930,671
  Janus Global Technology Fund    Goldman Sachs Group, Inc.             $  4,643,304
CORE
  Janus Balanced Fund             Citigroup, Inc.                       $ 10,296,006
                                  Credit Suisse First Boston USA, Inc.        9,173,646
                                  JP Morgan Chase & Co.                   69,834,289
                                  JP Morgan Chase & Co.                    7,381,951
                                  Merrill Lynch & Company, Inc.           87,306,791
                                  UBS A.G.                                21,783,555
  Janus Contrarian Fund           JP Morgan Chase & Co.                 $ 86,853,864
                                  Merrill Lynch & Company, Inc.           97,076,850

                                             Name of                      Value of
Fund Name                                 Broker-Dealer               Securities Owned
----------------------------------------------------------------------------------------
  Janus Fundamental Equity
    Fund(2)                       Citigroup, Inc.                       $ 36,453,780
                                  JP Morgan Chase & Co.                   42,822,901
                                  Merrill Lynch & Company, Inc.           40,184,789
  Janus Growth and Income Fund    Citigroup, Inc.                       $178,777,262
                                  Goldman Sachs Group, Inc.              220,882,554
                                  JP Morgan Chase & Co.                  152,889,395
                                  Merrill Lynch & Company, Inc.           50,268,934
                                  Morgan Stanley Co.                      27,738,425
RISK-MANAGED
  INTECH Risk-Managed Stock
    Fund                          Bear Stearns & Company, Inc.          $  1,755,660
                                  Citigroup, Inc.                          3,581,424
                                  Goldman Sachs Group, Inc.                4,573,938
                                  JP Morgan Chase & Co.                    3,017,184
                                  Lehman Brothers Holdings, Inc.           2,327,416
                                  Merrill Lynch & Company, Inc.            3,033,474
                                  Morgan Stanley Co.                       1,658,531
INTERNATIONAL & GLOBAL
  Janus Global Opportunities
    Fund                          JP Morgan Chase & Co.                 $  6,858,164
  Janus Global Research
    Fund(3)                       JP Morgan Chase & Co.                 $    966,590
                                  Merrill Lynch & Company, Inc.            2,088,991
                                  Morgan Stanley Co.                         531,002
                                  UBS A.G.                                   867,017
  Janus Worldwide Fund            Citigroup, Inc.                       $ 60,289,562
                                  JP Morgan Chase & Co.                  163,142,745
                                  UBS A.G.                                60,011,561
BOND
  Janus Flexible Bond Fund        Goldman Sachs Group, Inc.             $  2,630,420
                                  Merrill Lynch & Company, Inc.              934,610
  Janus Short-Term Bond Fund      Citigroup, Inc.                       $  3,250,973
                                  Morgan Stanley Co.                       1,643,301



(1) Formerly named Janus Mercury Fund.


(2) Formerly named Janus Core Equity Fund.


(3) Formerly named Janus Research Fund.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).


   Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. As of the date of this SAI, collectively, the three registered investment companies consist of 71 series or funds.



   The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS/
                                                                                        FUNDS IN FUND
 NAME, AGE AS OF                                                                        COMPLEX          OTHER
 DECEMBER 31, 2006,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Chairman         3/04-Present     Chief Executive Officer of Red  71*              Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206     Trustee          2/71-Present     (since 2005). Formerly,                          2005) and
 Age 63                                                 private investor (since 1998).                   Director of Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.;
                                                                                                         and Director of
                                                                                                         Janus Capital
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee          11/05-Present    Partner of Tango Group, a       71               Trustee and
 151 Detroit Street                                     private investment firm (since                   Chairman of RS
 Denver, CO 80206                                       1999).                                           Investment
 Age 50                                                                                                  Trust (since
                                                                                                         2001); Director
                                                                                                         of IZZE
                                                                                                         Beverages and
                                                                                                         MyFamily.com,
                                                                                                         Inc.
                                                                                                         (genealogical
                                                                                                         research
                                                                                                         website).
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Private Investor. Formerly,     71               Director of the
 151 Detroit Street                                     Vice President of Asian                          F.B. Heron
 Denver, CO 80206                                       Cultural Council and Executive                   Foundation (a
 Age 49                                                 Vice President and Chief                         private
                                                        Operating Officer of The                         grantmaking
                                                        Rockefeller Brothers Fund (a                     foundation).
                                                        private family foundation)
                                                        (1998-2006).
------------------------------------------------------------------------------------------------------------------------



* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 71 funds comprising the Janus Funds, Mr. Mullen oversees 88 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS/
                                                                                        FUNDS IN FUND
 NAME, AGE AS OF                                                                        COMPLEX          OTHER
 DECEMBER 31, 2006,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   71               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History (Chicago, IL)                    Director of
 Denver, CO 80206                                       (since 1997).                                    Divergence Inc.
 Age 68                                                                                                  (biotechnology
                                                                                                         firm); Director
                                                                                                         of W.W.
                                                                                                         Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor);
                                                                                                         and Trustee of
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station) and
                                                                                                         the University
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Co-founder and Managing         71               Director of Red
 151 Detroit Street                                     Director of Roaring Fork                         Robin Gourmet
 Denver, CO 80206                                       Capital Management, LLC                          Burgers, Inc.
 Age 63                                                 (private investment in public
                                                        equity firm); and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004); and
                                                        Distinguished Visiting
                                                        Professor of Business (2001-
                                                        2002) of Thunderbird (American
                                                        Graduate School of
                                                        International Management),
                                                        Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    71               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 62                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS/
                                                                                        FUNDS IN FUND
 NAME, AGE AS OF                                                                        COMPLEX          OTHER
 DECEMBER 31, 2006,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Private Investor and            71               N/A
 151 Detroit Street                                     Consultant to California
 Denver, CO 80206                                       Planned Unit Developments
 Age 68                                                 (since 1994). Formerly, CEO
                                                        and President of Marwal, Inc.
                                                        (homeowner association
                                                        management company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee          11/05-Present    Retired. Formerly, Chairman     71               Director of
 151 Detroit Street                                     and Chief Executive Officer of                   Wal-Mart, The
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          Field Museum of
 Age 59                                                 (advertising agency) (2001-                      Natural History
                                                        2005).                                           (Chicago, IL),
                                                                                                         Children's
                                                                                                         Memorial
                                                                                                         Hospital
                                                                                                         (Chicago, IL),
                                                                                                         Chicago Council
                                                                                                         on Foreign
                                                                                                         Relations,
                                                                                                         Economic Club
                                                                                                         of Chicago, and
                                                                                                         InnerWorkings
                                                                                                         (U.S. provider
                                                                                                         of print
                                                                                                         procurement
                                                                                                         solutions).
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Trustee          6/69-Present     Retired. Formerly, President    71               N/A
 151 Detroit Street                                     (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994- 2002)
 Age 69                                                 of Janus Capital or Janus
                                                        Capital Corporation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation;
                                                        President and Director
                                                        (1994-2002) of The Janus
                                                        Foundation.
------------------------------------------------------------------------------------------------------------------------


* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

--------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
--------------------------------------------------------------------------------------------------------------
                                                      TERM OF
 NAME, AGE AS OF                                      OFFICE* AND
 DECEMBER 31, 2006,         POSITIONS HELD WITH       LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 AND ADDRESS                FUNDS                     TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------------------
 William Bales              Executive Vice President  2/97-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                    Portfolio Manager for other Janus
 Denver, CO 80206           Janus Venture Fund                       accounts.
 Age 38
--------------------------------------------------------------------------------------------------------------
 Jonathan D. Coleman        Executive Vice President  2/02-Present   Co-Chief Investment Officer and Executive
 151 Detroit Street         and Portfolio Manager                    Vice President of Janus Capital, and
 Denver, CO 80206           Janus Enterprise Fund                    Portfolio Manager for other Janus
 Age 35                                                              accounts. Formerly, Vice President
                                                                     (1998-2006) of Janus Capital; and Analyst
                                                                     (2000-2002) for Janus Capital
                                                                     Corporation.
--------------------------------------------------------------------------------------------------------------
 David J. Corkins           Executive Vice President  2/06-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                    Portfolio Manager for other Janus
 Denver, CO 80206           Janus Fund                               accounts.
 Age 40                                                              Formerly, Portfolio Manager (2003-2006)
                                                                     for Janus Mercury Fund, and Portfolio
                                                                     Manager (1997-2003) for Janus Growth and
                                                                     Income Fund.
--------------------------------------------------------------------------------------------------------------
 David C. Decker            Executive Vice President  9/96-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                    Portfolio Manager for other Janus
 Denver, CO 80206           Janus Contrarian Fund                    accounts.
 Age 40
--------------------------------------------------------------------------------------------------------------
 James P. Goff              Executive Vice President  2/06-Present   Vice President and Director of Research
 151 Detroit Street         Janus Research Fund                      of Janus Capital. Formerly, Portfolio
 Denver, CO 80206                                                    Manager (1992-2002) for Janus Enterprise
 Age 42                     Executive Vice President  2/05-Present   Fund.
                            Janus Global Research
                            Fund
--------------------------------------------------------------------------------------------------------------
 Gregory R. Kolb            Executive Vice President  5/05-Present   Formerly, Assistant Portfolio Manager for
 151 Detroit Street         and Co-Portfolio Manager                 Janus Worldwide Fund (2004-2006); and
 Denver, CO 80206           Janus Global                             Analyst (2001-2005) for Janus Capital
 Age 30                     Opportunities Fund                       Corporation.
--------------------------------------------------------------------------------------------------------------
 Brent A. Lynn              Executive Vice President  1/01-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                    Portfolio Manager for other Janus
 Denver, CO 80206           Janus Overseas Fund                      accounts.
 Age 42
--------------------------------------------------------------------------------------------------------------
 Thomas R. Malley           Executive Vice President  11/98-Present  Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                    Portfolio Manager for other Janus
 Denver, CO 80206           Janus Global Life                        accounts.
 Age 38                     Sciences Fund
--------------------------------------------------------------------------------------------------------------
 Chad Meade                 Executive Vice President  6/06-Present   Portfolio Manager for other Janus
 151 Detroit Street         and Co-Portfolio Manager                 accounts and Research Analyst of Janus
 Denver, CO 80206           Janus Triton Fund                        Capital.
 Age 29
--------------------------------------------------------------------------------------------------------------


* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

--------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
--------------------------------------------------------------------------------------------------------------
                                                      TERM OF
 NAME, AGE AS OF                                      OFFICE* AND
 DECEMBER 31, 2006,         POSITIONS HELD WITH       LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 AND ADDRESS                FUNDS                     TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------------------
 Douglas E. Nelson          Executive Vice President  2/05-Present   Formerly, Vice President of Public
 151 Detroit Street         and Portfolio Manager                    Finance (2003-2005) for George K. Baum &
 Denver, CO 80206           Janus Federal Tax-                       Co.; and Credit Analyst and Assistant
 Age 47                     Exempt Fund                              Vice President (1996-2003) for Delaware
                                                                     Management.
--------------------------------------------------------------------------------------------------------------
 Marc Pinto                 Executive Vice President  5/05-Present   Vice President of Janus Capital and
 151 Detroit Street         and Co-Portfolio Manager                 Portfolio Manager for other Janus
 Denver, CO 80206           Janus Balanced Fund                      accounts.
 Age 45
--------------------------------------------------------------------------------------------------------------
 Ron Sachs                  Executive Vice President  4/00-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                    Portfolio Manager for other Janus
 Denver, CO 80206           Janus Orion Fund                         accounts. Formerly, Portfolio Manager
 Age 39                                                              (2005-2006) for Janus Triton Fund.
--------------------------------------------------------------------------------------------------------------
 Brian Schaub               Executive Vice President  6/06-Present   Portfolio Manager for other Janus
 151 Detroit Street         and Co-Portfolio Manager                 accounts and Research Analyst of Janus
 Denver, CO 80206           Janus Triton Fund                        Capital.
 Age 28
--------------------------------------------------------------------------------------------------------------
 Scott W. Schoelzel         Executive Vice President  8/97-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                    Portfolio Manager for other Janus
 Denver, CO 80206           Janus Twenty Fund                        accounts.
 Age 48
--------------------------------------------------------------------------------------------------------------
 J. Bradley Slingerlend     Executive Vice President  2/06-Present   Portfolio Manager for other Janus
 151 Detroit Street         and Co-Portfolio Manager                 accounts and Research Analyst for Janus
 Denver, CO 80206           Janus Global Technology                  Capital.
 Age 28                     Fund
--------------------------------------------------------------------------------------------------------------
 Gibson Smith               Executive Vice President  7/03-Present   Co-Chief Investment Officer and Executive
 151 Detroit Street         and Portfolio Manager                    Vice President of Janus Capital, and
 Denver, CO 80206           Janus High-Yield Fund                    Portfolio Manager for other Janus
 Age 38                     and Janus Short-Term                     accounts. Formerly, Vice President
                            Bond Fund                                (2003-2006) of Janus Capital; and Analyst
                                                                     (2001-2003) for Janus Capital
                            Executive Vice President  5/05-Present   Corporation.
                            and Co-Portfolio Manager
                            Janus Balanced Fund
--------------------------------------------------------------------------------------------------------------
 Minyoung Sohn              Executive Vice President  5/05-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                    Portfolio Manager for other Janus
 Denver, CO 80206           Janus Fundamental Equity                 accounts. Formerly, Analyst (1998-2003)
 Age 31                     Fund                                     for Janus Capital Corporation.
                            Executive Vice President  1/04-Present
                            and Portfolio Manager
                            Janus Growth and Income
                            Fund
--------------------------------------------------------------------------------------------------------------


* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

----------------------------------------------------------------------------------------------------------------
                                                    OFFICERS
----------------------------------------------------------------------------------------------------------------
                                                      TERM OF
 NAME, AGE AS OF                                      OFFICE* AND
 DECEMBER 31, 2006,         POSITIONS HELD WITH       LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND ADDRESS                FUNDS                     TIME SERVED    YEARS
----------------------------------------------------------------------------------------------------------------
 Ronald V. Speaker          Executive Vice President  7/92-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206           Janus Flexible Bond Fund
 Age 42
----------------------------------------------------------------------------------------------------------------
 Burton H. Wilson           Executive Vice President  2/06-Present   Portfolio Manager for other Janus accounts
 151 Detroit Street         and Co-Portfolio Manager                 and Research Analyst for Janus Capital.
 Denver, CO 80206           Janus Global Technology                  Formerly, Research Analyst (2000-2004) for
 Age 43                     Fund                                     Lincoln Equity Management.
----------------------------------------------------------------------------------------------------------------
 Jason P. Yee               Executive Vice President  7/04-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206           Janus Worldwide Fund
 Age 37
                            Executive Vice President  3/01-Present
                            and Co-Portfolio Manager
                            Janus Global
                            Opportunities Fund
----------------------------------------------------------------------------------------------------------------
 Stephanie                  Vice President            3/06-Present   Vice President of Janus Capital and Janus
 Grauerholz-Lofton                                                   Distributors LLC; and Associate Counsel of
 151 Detroit Street                                                  Janus Capital. Formerly, Assistant Vice
 Denver, CO 80206           Chief Legal Counsel and   1/06-Present   President of Janus Capital and Janus
 Age 36                     Secretary                                Distributors LLC (2006); and Associate of
                                                                     Vedder, Price, Kaufman & Kammholz, P.C.
                                                                     (1999-2003).
----------------------------------------------------------------------------------------------------------------
 Kelley Abbott Howes        President and Chief       1/06-Present   President of Janus Services LLC; Senior
 151 Detroit Street         Executive Officer                        Vice President and General Counsel of Janus
 Denver, CO 80206                                                    Capital; and Senior Vice President and
 Age 41                                                              Assistant General Counsel of Janus
                                                                     Distributors LLC. Formerly, Vice President
                                                                     (1999-2005) of Janus Distributors LLC;
                                                                     Senior Vice President and General Counsel
                                                                     (2004-2006), Vice President (2000-2004),
                                                                     and Assistant General Counsel (2002-2004)
                                                                     of Janus Services LLC; and Vice President
                                                                     and Assistant General Counsel (1999-2004)
                                                                     of Janus Capital.
----------------------------------------------------------------------------------------------------------------
 David R. Kowalski          Vice President and Chief  6/02-Present   Senior Vice President and Chief Compliance
 151 Detroit Street         Compliance Officer                       Officer of Janus Capital, Janus
 Denver, CO 80206                                                    Distributors LLC, and Janus Services LLC;
 Age 49                                                              Chief Compliance Officer of Bay Isle
                                                                     Financial LLC; and Vice President of
                                                                     Enhanced Investment Technologies, LLC.
                                                                     Formerly, Chief Compliance Officer of
                                                                     Enhanced Investment Technologies, LLC
                                                                     (2003-2005); Vice President of Janus
                                                                     Capital (2000-2005), Janus Distributors LLC
                                                                     (2000-2001), and Janus Services LLC
                                                                     (2004-2005); and Assistant Vice President
                                                                     of Janus Services LLC (2000-2004).
----------------------------------------------------------------------------------------------------------------


* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

----------------------------------------------------------------------------------------------------------------
                                                    OFFICERS
----------------------------------------------------------------------------------------------------------------
                                                      TERM OF
 NAME, AGE AS OF                                      OFFICE* AND
 DECEMBER 31, 2006,         POSITIONS HELD WITH       LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND ADDRESS                FUNDS                     TIME SERVED    YEARS
----------------------------------------------------------------------------------------------------------------
 Jesper Nergaard            Chief Financial Officer   3/05-Present   Vice President of Janus Capital. Formerly,
 151 Detroit Street                                                  Director of Financial Reporting for
 Denver, CO 80206           Vice President,           2/05-Present   OppenheimerFunds, Inc. (2004-2005); Site
 Age 44                     Treasurer, and Principal                 Manager and First Vice President of Mellon
                            Accounting Officer                       Global Securities Services (2003); and
                                                                     Director of Fund Accounting, Project
                                                                     Development, and Training of INVESCO Funds
                                                                     Group (1994-2003).
----------------------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

   The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table.



--------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              MEETINGS HELD
                                                      MEMBERS                 DURING LAST
              FUNCTIONS                               (INDEPENDENT TRUSTEES)  FISCAL YEAR
--------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting         Jerome S. Contro        4
 COMMITTEE    process, the system of internal         (Chairman)
              controls over financial reporting,      John W. McCarter, Jr.
              disclosure controls and procedures,     Dennis B. Mullen
              Form N-CSR filings, and the audit
              process. The Committee's review of the
              audit process includes, among other
              things, the appointment, compensation,
              and oversight of the auditors and
              pre-approval of all audit and nonaudit
              services.
--------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations       James T. Rothe          4
 COMMITTEE    regarding matters related to the        (Chairman)
              Trust's use of brokerage commissions    Jerome S. Contro
              and placement of portfolio              William F. McCalpin
              transactions.
--------------------------------------------------------------------------------------------
 INVESTMENT   Oversees the investment activities of   Dennis B. Mullen        4
 OVERSIGHT    the Trust's non-money market Funds.     (Chairman)
 COMMITTEE                                            Jerome S. Contro
                                                      William F. McCalpin
                                                      John W. McCarter, Jr.
                                                      James T. Rothe
                                                      William D. Stewart
                                                      Martin H. Waldinger
                                                      Linda S. Wolf
--------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with various        William F. McCalpin     7
 REGULATORY   procedures adopted by the Trust,        (Chairman)
 COMMITTEE    reviews registration statements on      William D. Stewart
              Form N-1A, oversees the implementation  Linda S. Wolf
              and administration of the Trust's
              Proxy Voting Guidelines.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              MEETINGS HELD
                                                      MEMBERS                 DURING LAST
              FUNCTIONS                               (INDEPENDENT TRUSTEES)  FISCAL YEAR
--------------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to the  Martin H. Waldinger     4
 MARKET       operations of the Janus Money Market    (Chairman)
 COMMITTEE    Funds, including compliance with their  William F. McCalpin
              Money Market Fund Procedures.           James T. Rothe
--------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends individuals   John W. McCarter, Jr.   4
 AND          for election as Trustee, consults with  (Chairman)
 GOVERNANCE   Management in planning Trustee          Dennis B. Mullen
 COMMITTEE    meetings, and oversees the              Martin H. Waldinger
              administration of, and ensures
              compliance with, the Trust's
              Governance Procedures and Guidelines.
--------------------------------------------------------------------------------------------
 PRICING      Determines a fair value of securities   William D. Stewart      19
 COMMITTEE    for which market quotations are not     (Chairman)
              readily available or are deemed not to  James T. Rothe
              be reliable, pursuant to procedures     Linda S. Wolf
              adopted by the Trustees.
--------------------------------------------------------------------------------------------

   Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds of the Trust for which they serve as Trustees (which, effective January 1, 2006, may include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds), to the extent they are directly eligible to do so. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The table below gives the dollar range of shares of the Funds that the Trustees own and which are described in this SAI, as well as the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2006.




-------------------------------------------------------------------------------------------------------
                                                                               AGGREGATE DOLLAR RANGE
                                                                               OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED
                                                                               INVESTMENT COMPANIES
                                                                               OVERSEEN BY TRUSTEE IN
 NAME OF TRUSTEE          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS       JANUS FUNDS
-------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN         Janus Enterprise Fund            Over $100,000       Over $100,000
                          Janus Orion Fund                 Over $100,000
                          Janus Research Fund              Over $100,000
                          Janus Triton Fund                Over $100,000
                          Janus Global Life Sciences Fund  Over $100,000
                          Janus Global Technology Fund     Over $100,000
                          Janus Contrarian Fund            Over $100,000
                          Janus Fundamental Equity Fund    $10,001 - $50,000
                          Janus Growth and Income Fund     $10,001 - $50,000
                          Janus Global Opportunities Fund  Over $100,000
                          Janus Global Research Fund       Over $100,000
                          Janus Overseas Fund              Over $100,000
-------------------------------------------------------------------------------------------------------
 JEROME S. CONTRO         Janus Contrarian Fund            $50,001-$100,000    Over $100,000
                          Janus Fundamental Equity Fund    Over $100,000
                          Janus Mid Cap Value Fund         $50,001 - $100,000
                          Janus Global Research Fund       $50,001 - $100,000
                          Janus Overseas Fund              $50,001 - $100,000
-------------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN      Janus Enterprise Fund            $10,001 - $50,000   Over $100,000
                          Janus Global Life Sciences Fund  $1 - $10,000
                          Janus Global Technology Fund     $1 - $10,000
                          Janus Balanced Fund              $10,001 - $50,000
                          Janus Contrarian Fund            $10,001 - $50,000
                          Janus Fundamental Equity Fund    $10,001 - $50,000
                          INTECH Risk-Managed Stock Fund   $10,001 - $50,000
                          Janus Global Research Fund       $10,001 - $50,000
                          Janus Overseas Fund              $1 - $10,000
                          Janus Worldwide Fund             $10,001 - $50,000
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                                               AGGREGATE DOLLAR RANGE
                                                                               OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED
                                                                               INVESTMENT COMPANIES
                                                                               OVERSEEN BY TRUSTEE IN
 NAME OF TRUSTEE          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS       JANUS FUNDS
-------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
-------------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.    Janus Enterprise Fund            $10,001 - $50,000   Over $100,000
                          Janus Orion Fund                 $50,001 - $100,000
                          Janus Research Fund              $10,001 - $50,000
                          Janus Global Life Sciences Fund  $10,001 - $50,000
                          Janus Contrarian Fund            $10,001 - $50,000
                          Janus Fundamental Equity Fund    $50,001 - $100,000
                          Janus Growth and Income Fund     $50,001 - $100,000
                          INTECH Risk-Managed Stock Fund   $10,001 - $50,000
                          Janus Overseas Fund              $10,001 - $50,000
                          Janus High-Yield Fund            $50,001 - $100,000
-------------------------------------------------------------------------------------------------------
 JAMES T. ROTHE           Janus Enterprise Fund            $50,001 - $100,000  Over $100,000
                          Janus Orion Fund                 $50,001 - $100,000
                          Janus Triton Fund                $50,001 - $100,000
                          Janus Global Life Sciences Fund  $10,001 - $50,000
                          Janus Contrarian Fund            Over $100,000
                          INTECH Risk-Managed Stock Fund   $50,001 - $100,000
                          Janus Global Research Fund       $50,001 - $100,000
-------------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART       Janus Global Technology Fund     $10,001 - $50,000   Over $100,000
                          INTECH Risk-Managed Stock Fund   Over $100,000
                          Janus Global Research Fund       Over $100,000
                          Janus Overseas Fund              Over $100,000
                          Janus Flexible Bond Fund         $1 - $10,000
-------------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER      Janus Contrarian Fund            $10,001 - $50,000   Over $100,000
                          Janus Fundamental Equity Fund    Over $100,000
                          INTECH Risk-Managed Stock Fund   Over $100,000
                          Janus Global Research Fund       $10,001 - $50,000
-------------------------------------------------------------------------------------------------------
 LINDA S. WOLF            Janus Growth and Income Fund     Over $100,000       Over $100,000
                          Janus Global Research Fund       $50,001 - $100,000
                          Janus Overseas Fund              Over $100,000
-------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY         Janus Fund                       Over $100,000       Over $100,000
                          Janus Enterprise Fund            Over $100,000
                          Janus Orion Fund                 Over $100,000
                          Janus Research Fund              Over $100,000
                          Janus Triton Fund                Over $100,000
                          Janus Twenty Fund                Over $100,000
                          Janus Venture Fund               $50,001 - $100,000
                          Janus Global Life Sciences Fund  Over $100,000
                          Janus Global Technology Fund     Over $100,000
                          Janus Balanced Fund              $50,001 - $100,000
                          Janus Contrarian Fund            Over $100,000
                          Janus Fundamental Equity Fund    Over $100,000
                          Janus Growth and Income Fund     Over $100,000
                          Janus Global Opportunities Fund  Over $100,000
                          Janus Global Research Fund       Over $100,000
                          Janus Overseas Fund              Over $100,000
                          Janus Worldwide Fund             Over $100,000
                          Janus Flexible Bond Fund         Over $100,000
                          Janus High-Yield Fund            Over $100,000
-------------------------------------------------------------------------------------------------------

   The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.


   The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").



                                                  Aggregate Compensation       Total Compensation
                                                    from the Funds for      from the Janus Funds for
                                                    fiscal year ended          calendar year ended
Name of Person, Position                             October 31, 2006        December 31, 2006(1)(2)
-----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Dennis B. Mullen, Chairman and Trustee(3)                $321,960                   $442,409
Jerome S. Contro, Trustee(4)                             $178,429                   $302,000
William F. McCalpin, Trustee                             $210,082                   $288,000
John W. McCarter, Jr., Trustee                           $238,470                   $306,500
James T. Rothe, Trustee                                  $230,156                   $309,000
William D. Stewart, Trustee                              $241,227                   $315,000
Martin H. Waldinger, Trustee                             $209,333                   $299,000
Linda S. Wolf, Trustee(4)                                $177,688                   $298,000



(1) For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 88 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product). For all other Trustees, includes compensation for service on the boards of three Janus trusts comprised of 71 portfolios.

(2) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and John W. McCarter, Jr. $10,000.


(3) Aggregate compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from the Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus Capital Funds Plc.


(4) At a Special Meeting of Shareholders on November 22, 2005, shareholders of the Trust elected two new Trustees, Jerome S. Contro and Linda S. Wolf. Prior to such election, Mr. Contro and Ms. Wolf were consultants to the Trustees. As of the fiscal year ended October 31, 2006, Mr. Contro and Ms. Wolf received aggregate compensation from the Janus Funds in the amount of $10,000 each for serving as consultants to the Trustees.

JANUS INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED


   The following table provides information relating to other accounts managed by the portfolio managers and/or investment personnel as of October 31, 2006. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.



                                                              Other Registered   Other Pooled
                                                                 Investment       Investment
                                                                 Companies         Vehicles     Other Accounts
--------------------------------------------------------------------------------------------------------------
William H. Bales            Number of Other Accounts Managed                2            None               2
                            Assets in Other Accounts Managed  $   128,585,644            None   $  67,414,939
Jonathan D. Coleman         Number of Other Accounts Managed                3               1               4
                            Assets in Other Accounts Managed  $   880,506,147    $ 42,329,116   $   8,883,058
David J. Corkins            Number of Other Accounts Managed                5            None            None
                            Assets in Other Accounts Managed  $ 2,903,843,303            None            None
David C. Decker             Number of Other Accounts Managed                3(1)         None               2
                            Assets in Other Accounts Managed  $   155,212,884            None   $  13,821,347
James P. Goff               Number of Other Accounts Managed                3            None               2
                            Assets in Other Accounts Managed  $    69,010,709            None   $  10,988,079
Gregory R. Kolb             Number of Other Accounts Managed                1            None            None
                            Assets in Other Accounts Managed  $     5,432,906            None            None
Brent A. Lynn               Number of Other Accounts Managed                2            None            None
                            Assets in Other Accounts Managed  $ 2,747,867,285            None            None
Thomas R. Malley            Number of Other Accounts Managed                2            None               1
                            Assets in Other Accounts Managed  $   278,518,518            None   $ 312,369,637
Chad Meade                  Number of Other Accounts Managed                1            None            None
                            Assets in Other Accounts Managed  $     2,859,980            None            None
Douglas E. Nelson           Number of Other Accounts Managed             None            None            None
                            Assets in Other Accounts Managed             None            None            None
Marc Pinto                  Number of Other Accounts Managed                9               2              27(2)
                            Assets in Other Accounts Managed  $ 3,001,930,830    $ 81,884,819   $ 460,624,351
Ron Sachs                   Number of Other Accounts Managed                4            None            None
                            Assets in Other Accounts Managed  $   334,199,308            None            None
Brian A. Schaub             Number of Other Accounts Managed                1            None            None
                            Assets in Other Accounts Managed  $     2,859,980            None            None
Scott W. Schoelzel          Number of Other Accounts Managed               15               1              10
                            Assets in Other Accounts Managed  $ 5,199,815,597    $ 42,851,038   $ 158,044,255
J. Bradley Slingerlend      Number of Other Accounts Managed                3            None            None
                            Assets in Other Accounts Managed  $   320,954,171            None            None
Gibson Smith                Number of Other Accounts Managed                6            None               2
                            Assets in Other Accounts Managed  $ 2,387,563,360            None   $ 163,939,315
Minyoung Sohn               Number of Other Accounts Managed                6            None               1
                            Assets in Other Accounts Managed  $   770,593,837            None   $   7,216,893
Ronald V. Speaker           Number of Other Accounts Managed                4            None               7
                            Assets in Other Accounts Managed  $   998,296,787            None   $ 942,660,030

                                                              Other Registered   Other Pooled
                                                                 Investment       Investment
                                                                 Companies         Vehicles     Other Accounts
--------------------------------------------------------------------------------------------------------------
Burton H. Wilson            Number of Other Accounts Managed                3            None            None
                            Assets in Other Accounts Managed  $   320,954,171            None            None
Jason P. Yee                Number of Other Accounts Managed                5(3)         None               1
                            Assets in Other Accounts Managed  $ 1,567,473,772            None   $  30,674,043





(1) One of the accounts included in the total, consisting of $15,147,416 of the total assets, has a performance-based advisory fee.


(2) One of the accounts included in the total, consisting of $217,813,343 of the total assets, has a performance-based advisory fee.


(3) Two of the accounts included in the total, consisting of $1,517,262,435 of the total assets, have performance-based advisory fees.


   MATERIAL CONFLICTS

   As shown in the table above, certain Funds' portfolio managers and/or investment personnel manage other accounts with investment strategies similar to those of the Funds. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Certain portfolio managers and/or investment personnel manage long and short portfolios. In addition, certain portfolio managers and/or investment personnel also have roles as research analysts for one or more Janus Funds. Fees earned by Janus Capital may vary among these accounts, the portfolio managers and/or investment personnel may personally invest in some but not all of these accounts, and their compensation may be weighted toward primary duties as research analysts where applicable. These factors could create conflicts of interest because the portfolio managers and/or investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if the portfolio managers and/or investment personnel identified a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers and/or investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these conflicts may be mitigated by the fact that accounts with like investment strategies managed by particular portfolio managers and/or investment personnel are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

   Janus Capital is the adviser to the Funds and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such Funds. In addition, the Janus Smart Portfolios' portfolio manager, who also serves as Senior Vice President of Risk and Trading of Janus Capital, has regular and continuous access to information regarding the holdings of the Funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the Funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios.

   COMPENSATION

   The following describes the structure and method of calculating a portfolio manager's compensation as of October 31, 2006.

   A portfolio manager is compensated for managing a Fund and any other funds, portfolios, or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure, and long-term performance as a portfolio manager.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. ("JCGI") restricted stock, stock options, and a cash deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is structured to pay the portfolio manager primarily on individual performance (and leadership criteria, as applicable), with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

   A portfolio manager's individual performance compensation is determined by applying a multiplier against the portfolio manager's fixed compensation. The multiplier is tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three-year results. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain ranking in their Lipper peer performance groups in each of three, four, or five consecutive years (performance periods may be from commencement of a portfolio manager's tenure managing a Fund). Equity portfolio manager compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance. Portfolio managers are not eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

   Equity and fixed-income portfolio managers are also eligible to participate in team performance compensation pools. Equity portfolio managers participate in a designated equity team compensation pool and fixed-income portfolio managers participate in a designated fixed-income team compensation pool. The compensation pools generally are each derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Compensation from each pool is then allocated among the eligible respective participants in each pool at the discretion of Janus Capital. No team performance compensation is paid to any portfolio manager if the aggregate asset-weighted team performance for the one-year period for their respective pool does not meet or exceed a certain ranking in the relevant Lipper peer group.

   Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

   COMPENSATION


   The following describes the structure and method of calculating compensation for James Goff, the Director of Research, as of October 31, 2006.


   Mr. Goff is compensated for his role as Director of Research and for managing a Fund and any other funds, portfolios, or accounts managed by Mr. Goff

   (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as his scope of responsibility, tenure, and his performance as the Director of Research and for managing funds.


   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by Mr. Goff). Variable compensation is structured to pay Mr. Goff primarily on team performance, with additional compensation available for individual performance (which includes a subjective component based on leadership, contributions to Janus Capital and the development of analysts), with a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.


   Mr. Goff's individual performance compensation is based on fixed amounts tied and interpolated to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for a rolling three-year performance period, or since inception date if shorter. Mr. Goff is not eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.


   Mr. Goff is also eligible to participate in a team performance compensation component derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, with equal weighting. No team performance compensation is paid to Mr. Goff if the aggregate asset-weighted team performance for the one- and three-year periods does not meet or exceed a certain ranking in the relevant Lipper peer group. Mr. Goff may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI's Executive Income Deferral Program.


   COMPENSATION


   The following describes the structure and method of calculating J. Bradley Slingerlend's and Burton H. Wilson's (the "Co-Portfolio Managers") compensation as of October 31, 2006:



   The Co-Portfolio Managers are compensated for their responsibilities as analysts and for their management and leadership roles with respect to the Fund and any other funds, portfolios, or accounts for which they have responsibilities through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as scope of responsibility, tenure, and long-term performance.


   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the Co-Portfolio Managers). Variable compensation is based on pre-tax performance of the Janus mutual funds.



   The Co-Portfolio Managers are eligible for variable compensation through participation in two compensation pools: an analyst-managed fund performance pool and a team performance pool. Aggregate compensation available in each pool is derived from a formula tied to the aggregate asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year periods, subject to a reduction in the event of absolute negative performance. Aggregate compensation in each pool is allocated among the eligible respective participants at the discretion of Janus Capital based on factors which may include performance of investment recommendations, team contributions, scope of coverage, and subjective criteria. In the case of the analyst-managed fund performance pool, no performance compensation is paid to any team member if the team's aggregate asset-weighted performance for the one- or three-year periods does not meet or exceed a certain ranking.


   COMPENSATION


   The following describes the structure and method of Chad Meade's and Brian Schaub's (the "Co-Portfolio Managers") compensation as of October 31, 2006.



   The Co-Portfolio Managers are compensated for their responsibilities as analysts and for their management and leadership roles with respect to the Fund and any other funds, portfolios, or accounts for which they have responsibilities through two components: fixed compensation and variable compensation.


   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as scope of responsibility, tenure, and long-term performance.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the Co-Portfolio Managers). Variable compensation is based on pre-tax performance of the Janus mutual funds.



   The Co-Portfolio Managers are eligible for variable compensation through participation in two compensation pools: an analyst-managed fund performance pool and a team performance pool. Aggregate compensation available in each pool is derived from a formula tied to the aggregate asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year periods, subject to a reduction in the event of absolute negative performance. Aggregate compensation in each pool is allocated among the eligible respective participants at the discretion of Janus Capital based on factors which may include performance of investment recommendations, team contributions, scope of coverage, and subjective criteria. In the case of the analyst-managed fund performance pool, no performance compensation is paid to any team member if the team's aggregate asset-weighted performance for the one- or three-year periods does not meet or exceed a certain ranking.

   Each Fund's Lipper peer group for compensation purposes is shown in the following table.



Fund Name                                     Lipper Peer Group
----------------------------------------------------------------------------------------
GROWTH
  Janus Fund                                  Large-Cap Growth Funds
  Janus Enterprise Fund                       Mid-Cap Growth Funds
  Janus Orion Fund                            Multi-Cap Growth Funds
  Janus Research Fund(1)                      Large-Cap Growth Funds
  Janus Triton Fund                           Small-Cap Growth Funds
  Janus Twenty Fund                           Large-Cap Growth Funds
  Janus Venture Fund                          Small-Cap Growth Funds
SPECIALTY GROWTH
  Janus Global Life Sciences Fund             Health/Biotechnology Funds
  Janus Global Technology Fund                Science & Technology Funds
CORE
                                              Mixed-Asset Target Allocation Moderate
  Janus Balanced Fund                         Funds
  Janus Contrarian Fund                       Multi-Cap Core Funds
  Janus Fundamental Equity Fund(2)            Large-Cap Core Funds
  Janus Growth and Income Fund                Large-Cap Core Funds
INTERNATIONAL & GLOBAL
  Janus Global Opportunities Fund             Global Funds
  Janus Overseas Fund                         International Funds
  Janus Global Research Fund(3)               Multi-Cap Growth Funds
  Janus Worldwide Fund                        Global Funds
BOND
  Janus Flexible Bond Fund                    Intermediate Investment Grade Debt Funds
  Janus High-Yield Fund                       High Current Yield Funds
  Janus Short-Term Bond Fund                  Short Investment Grade Debt Funds
  Janus Federal Tax-Exempt Fund               General Municipal Debt Funds


(1) Formerly named Janus Mercury Fund.
(2) Formerly named Janus Core Equity Fund.
(3) Formerly named Janus Research Fund.

INTECH INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED


   The following table provides information relating to other accounts managed by the investment personnel as of October 31, 2006. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.



                                                          Other Registered    Other Pooled
                                                             Investment        Investment
                                                            Companies(1)        Vehicles       Other Accounts(2)
----------------------------------------------------------------------------------------------------------------
Robert Fernholz        Number of Other Accounts Managed                15                 27                346
                       Assets in Other Accounts Managed   $ 7,074,489,440    $ 8,806,818,442   $ 43,088,483,179
David E. Hurley        Number of Other Accounts Managed                15                 27                346
                       Assets in Other Accounts Managed   $ 7,074,489,440    $ 8,806,818,442   $ 43,088,483,179
Cary Maguire           Number of Other Accounts Managed                15                 27                346
                       Assets in Other Accounts Managed   $ 7,074,489,440    $ 8,806,818,442   $ 43,088,483,179
Joseph Runnels         Number of Other Accounts Managed                15                 27                346
                       Assets in Other Accounts Managed   $ 7,074,489,440    $ 8,806,818,442   $ 43,088,483,179



(1) Two of the accounts included in the totals, consisting of $136,061,889 of the total assets in the category, have performance-based advisory fees.


(2) Forty of the accounts included in the totals, consisting of $7,964,591,357 of the total assets in the category, have performance-based advisory fees.


   MATERIAL CONFLICTS


   As shown in the table above, INTECH Risk-Managed Stock Fund's investment personnel may manage other accounts with investment strategies similar to those of the Fund. Fees earned by the adviser may vary among these accounts and the investment personnel may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the investment personnel identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, INTECH believes that these conflicts may be mitigated by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. These procedures are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION

   As described under "Investment Adviser and Subadvisers," Janus Capital has entered into a Sub-Advisory Agreement on behalf of INTECH Risk-Managed Stock Fund. The compensation structure of the investment personnel is determined by INTECH and is summarized by INTECH below. The following describes the structure and method of calculating the investment personnel's compensation as of October 31, 2006.

   For managing the Fund and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by INTECH, which is not based on performance or assets of the Fund or other accounts. The investment personnel are also eligible for a cash bonus as determined by INTECH, which is not based on performance or assets of the Fund or other accounts. The investment personnel, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

   The investment personnel may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

PERKINS INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED


   The following table provides information relating to other accounts managed by the portfolio managers as of October 31, 2006. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.



                                                          Other Registered   Other Pooled
                                                             Investment       Investment
                                                            Companies(1)       Vehicles      Other Accounts
-------------------------------------------------------------------------------------------------------------
Jeffrey Kautz          Number of Other Accounts Managed                3         None                    125
                       Assets in Other Accounts Managed    $ 793,923,403         None        $   930,294,000
Robert Perkins         Number of Other Accounts Managed             None         None                    130
                       Assets in Other Accounts Managed             None         None        $   363,592,502
Thomas Perkins         Number of Other Accounts Managed                3         None                    125
                       Assets in Other Accounts Managed    $ 793,923,403         None        $   930,294,000
Todd H. Perkins        Number of Other Accounts Managed             None         None                    120
                       Assets in Other Accounts Managed             None         None        $   261,947,000



(1) Two of the accounts included in the totals, consisting of $466,977,321 of the total assets in the category, have performance-based advisory fees.


   MATERIAL CONFLICTS


   As shown in the table above, Janus Mid Cap Value Fund's and Janus Small Cap Value Fund's portfolio managers may manage other funds and accounts with investment strategies similar to those of the Funds. Fees earned by the adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts or funds outperforming the Funds. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Funds. However, Perkins believes that these conflicts may be mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. Information regarding Perkins' trade allocation procedures is described under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION

   As described under "Investment Adviser and Subadvisers," Janus Capital has entered into Sub-Advisory Agreements on behalf of Janus Mid Cap Value Fund and Janus Small Cap Value Fund. The compensation structure of the portfolio managers is determined by Perkins and is summarized by Perkins below.

   For managing the Funds, the portfolio managers receive base pay in the form of a fixed annual salary paid by Perkins, Wolf, McDonnell and Company, LLC.

   The portfolio managers, as part owners of Perkins, also receive compensation by virtue of their ownership interests in Perkins. Portfolio managers are also entitled to participate in such life insurance, medical, profit sharing and other programs as may be made generally available from time to time by Perkins for the benefit of its employees generally.

OWNERSHIP OF SECURITIES


   As of the fiscal year ended October 31, 2006, the portfolio managers and/or investment personnel of the Funds described in this SAI beneficially owned securities of the Fund(s) they manage in the dollar range shown in the following table. The last column of the table also reflects each individual's aggregate beneficial ownership of all funds advised by Janus Capital within the Janus family of funds (collectively, the "Janus Funds").




-----------------------------------------------------------------------------------------------------------------------------------
                           DOLLAR RANGE OF EQUITY SECURITIES                     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
 INVESTMENT PERSONNEL      IN THE FUND(S) MANAGED(1)                             JANUS FUNDS(1)
-----------------------------------------------------------------------------------------------------------------------------------
 JANUS CAPITAL
-----------------------------------------------------------------------------------------------------------------------------------
 WILLIAM H. BALES          Janus Venture Fund              Over $1,000,000       Over $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 JONATHAN D. COLEMAN       Janus Enterprise Fund           Over $1,000,000       Over $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 DAVID J. CORKINS          Janus Fund                      Over $1,000,000       Over $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 DAVID C. DECKER           Janus Contrarian Fund           Over $1,000,000       Over $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 JAMES P. GOFF             Janus Research Fund(2)          Over $1,000,000       Over $1,000,000
                           Janus Global Research Fund(3)   Over $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 GREGORY R. KOLB           Janus Global Opportunities
                           Fund                            Over $1,000,000       Over $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 BRENT A. LYNN             Janus Overseas Fund             Over $1,000,000       Over $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 THOMAS R. MALLEY          Janus Global Life Sciences
                           Fund                            Over $1,000,000       Over $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 CHAD MEADE                Janus Triton Fund               $100,001-$500,000     $500,001-$1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 DOUGLAS E. NELSON         Janus Federal Tax-Exempt Fund   $1-$10,000            $100,001-$500,000
-----------------------------------------------------------------------------------------------------------------------------------
 MARC PINTO                Janus Balanced Fund             Over $1,000,000       Over $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 RON SACHS                 Janus Orion Fund                Over $1,000,000       Over $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                           DOLLAR RANGE OF EQUITY SECURITIES                     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
 INVESTMENT PERSONNEL      IN THE FUND(S) MANAGED(1)                             JANUS FUNDS(1)
-----------------------------------------------------------------------------------------------------------------------------------
 BRIAN A. SCHAUB           Janus Triton Fund               $500,001-$1,000,000   Over $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 SCOTT W. SCHOELZEL        Janus Twenty Fund               Over $1,000,000       Over $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 J. BRADLEY SLINGERLEND    Janus Global Technology Fund    $100,001-$500,000     $500,001-$1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 GIBSON SMITH              Janus Balanced Fund             $10,001-$50,000       Over $1,000,000
                           Janus High-Yield Fund           $100,001-$500,000
                           Janus Short-Term Bond Fund      $100,001-$500,000
-----------------------------------------------------------------------------------------------------------------------------------
 MINYOUNG SOHN             Janus Fundamental Equity
                           Fund(4)                         Over $1,000,000       Over $1,000,000
                           Janus Growth and Income Fund    Over $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 RONALD V. SPEAKER         Janus Flexible Bond Fund        Over $1,000,000       Over $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 BURTON H. WILSON          Janus Global Technology Fund    $10,001-$500,000      $100,001-$500,000
-----------------------------------------------------------------------------------------------------------------------------------
 JASON P. YEE              Janus Global Opportunities
                           Fund                            $100,001-$500,000     Over $1,000,000
                           Janus Worldwide Fund            Over $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 INTECH
-----------------------------------------------------------------------------------------------------------------------------------
 ROBERT FERNHOLZ           INTECH Risk-Managed Stock Fund  $500,001-$1,000,000   Over $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 DAVID E. HURLEY           INTECH Risk-Managed Stock Fund  None                  $1-$10,000
-----------------------------------------------------------------------------------------------------------------------------------
 CARY MAGUIRE              INTECH Risk-Managed Stock Fund  None                  $100,001-$500,000
-----------------------------------------------------------------------------------------------------------------------------------
 JOSEPH W. RUNNELS         INTECH Risk-Managed Stock Fund  $10,001-$50,000       $10,001-$50,000
-----------------------------------------------------------------------------------------------------------------------------------
 PERKINS
-----------------------------------------------------------------------------------------------------------------------------------
 JEFFREY R. KAUTZ          Janus Mid Cap Value Fund        $500,001-$1,000,000   $500,001-$1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 ROBERT H. PERKINS         Janus Small Cap Value Fund      Over $1,000,000       Over $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 THOMAS M. PERKINS         Janus Mid Cap Value Fund        Over $1,000,000       Over $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 TODD H. PERKINS           Janus Small Cap Value Fund      $100,001-$500,000     $500,001-$1,000,000
-----------------------------------------------------------------------------------------------------------------------------------



(1) Ownership shown may include amounts held under a deferred fee agreement or similar plan that are valued based on "shadow investments" in one or more Funds at the election of the individual.


(2) Formerly named Janus Mercury Fund.


(3) Formerly named Janus Research Fund.


(4) Formerly named Janus Core Equity Fund.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

   Although Janus Twenty Fund, Janus Venture Fund, Janus Mid Cap Value Fund - Institutional Shares and Janus Small Cap Value Fund are closed, certain investors may continue to invest in the Funds and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. You may be required to demonstrate your eligibility to purchase shares of a Fund before your investment is accepted. Shares of the Funds are sold at the NAV per share as determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received in good order by a Fund. The "Shareholder's Manual" or "Shareholder's Guide" section of the Funds' Prospectuses contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION


   As stated in the Funds' Prospectuses, the net asset value ("NAV") of the shares of each Fund is determined once each day the NYSE is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of each Fund is computed by dividing the total value of a Fund's securities and other assets, less liabilities, attributable to the Fund, by the total number of shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

   Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

   Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

   If investors do not elect online at www.janus.com, in writing, or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on a Fund's shares are reinvested automatically in additional shares of that Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually sent to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at www.janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at www.janus.com, in writing, or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

   Procedures for redeeming shares are set forth in the "Shareholder's Manual" or "Shareholder's Guide" section of the Funds' Prospectuses. Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

   The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

   Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Funds' Prospectuses and at www.janus.com. Applications for specific types of accounts may be obtained by visiting www.janus.com, calling a Janus representative, or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.

ONLINE AND TELEPHONE TRANSACTIONS

   As stated in the Prospectuses, shareholders may initiate a number of transactions at www.janus.com and by telephone. The Funds, their transfer agent, and their distributor disclaim responsibility for the authenticity of instructions received at www.janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions, and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus Capital. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus Capital immediately about any transactions you believe to be unauthorized.

SYSTEMATIC REDEMPTIONS

   As stated in the "Shareholder's Manual" or "Shareholder's Guide" section of the Funds' Prospectuses, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of a Fund's portfolio holdings, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

   Information about requirements to establish a systematic redemption option may be obtained by visiting www.janus.com, calling a Janus representative, or writing the Funds.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------

   The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Internal Revenue Code. Traditional and Roth Individual Retirement Accounts ("IRAs") may be used by most individuals who have taxable compensation. Simplified Employee Pensions ("SEPs") and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships, and small business owners (including sole proprietors), for the benefit of business owners and their employees. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

   Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans, and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

   Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

   Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

   To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans, and Coverdell Education Savings Accounts, along with the necessary materials to establish an account, please visit www.janus.com, call a Janus representative, or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan, or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS,
AND TAX STATUS
--------------------------------------------------------------------------------

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

   It is a policy of the Funds to make distributions of substantially all of their investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended October 31, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. Janus Fund, Janus Enterprise Fund, Janus Orion Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Contrarian Fund, Janus Fundamental Equity Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund, Janus Global Opportunities Fund, Janus Overseas Fund, Janus Global Research Fund, and Janus Worldwide Fund declare and make annual distributions of income (if any); Janus Balanced Fund and Janus Growth and Income Fund declare and make quarterly distributions of income; and Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Janus Federal Tax-Exempt Fund declare dividends daily and make monthly distributions of income. If a month begins on a Saturday, Sunday, or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month. Janus Federal Tax-Exempt Fund will use the "average annual method" to determine the designated percentage of each distribution that is tax-exempt. Under this method, the percentage of income designated as tax-exempt is based on the percentage of tax-exempt income earned for each annual period, and may be substantially different from the Fund's income that was tax-exempt during any monthly period.


   The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, each Fund will invest no more than 25% of its total net assets in a single issuer (other than U.S. Government securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.


   The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

   Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


   As of January 31, 2007, the officers and Trustees as a group owned 1.49% of Janus Triton Fund, 1.70% of Janus Global Opportunities Fund, 4.19% of Janus Global Research Fund, and less than 1% of the outstanding shares of each of the other Funds in this SAI. The ownership shown may include amounts held under a deferred fee agreement or similar plan that are valued based on "shadow investments" in one or more Funds at the election of the officers and Trustees.



   As of January 31, 2007, Charles Schwab & Co., Inc. ("Schwab"), San Francisco, CA and National Financial Services Co. ("National Financial"), New York, NY owned of record 5% or more of the outstanding shares of the Funds for the exclusive benefit of their customers, as shown below:



FUND NAME                                                      HELD BY SCHWAB
-----------------------------------------------------------------------------
Janus Fund                                                           9.2%
Janus Enterprise Fund                                               11.1%
Janus Research Fund(1)                                              12.1%
Janus Orion Fund                                                    13.9%
Janus Triton Fund                                                    9.7%
Janus Twenty Fund                                                    8.5%
Janus Venture Fund                                                   9.0%
Janus Global Life Sciences Fund                                     14.8%
Janus Global Technology Fund                                        11.9%
Janus Balanced Fund                                                 17.4%
Janus Contrarian Fund                                               14.8%
Janus Fundamental Equity Fund(2)                                    26.1%
Janus Growth and Income Fund                                        31.2%
Janus Global Research Fund(3)                                       20.3%
INTECH Risk-Managed Stock Fund                                      16.4%
Janus Mid Cap Value Fund - Investor Shares                          23.6%
Janus Small Cap Value Fund - Investor Shares                         6.9%
Janus Small Cap Value Fund - Institutional Shares                    8.1%
Janus Global Opportunities Fund                                     16.8%
Janus Overseas Fund                                                 23.8%
Janus Worldwide Fund                                                18.3%
Janus Flexible Bond Fund                                            18.0%
Janus High-Yield Fund                                               24.8%
Janus Short-Term Bond Fund                                          11.3%



(1) Formerly named Janus Mercury Fund.


(2) Formerly named Janus Core Equity Fund.


(3) Formerly named Janus Research Fund.

FUND NAME                                                HELD BY NATIONAL FINANCIAL
-----------------------------------------------------------------------------------
Janus Fund                                                          15.9%
Janus Enterprise Fund                                               14.6%
Janus Research Fund(1)                                              16.3%
Janus Orion Fund                                                     9.8%
Janus Triton Fund                                                    8.5%
Janus Twenty Fund                                                    7.5%
Janus Venture Fund                                                   5.1%
Janus Global Life Sciences Fund                                      9.7%
Janus Global Technology Fund                                         7.3%
Janus Balanced Fund                                                 15.0%
Janus Contrarian Fund                                               13.7%
Janus Fundamental Equity Fund(2)                                    11.2%
Janus Growth and Income Fund                                         8.7%
Janus Global Research Fund(3)                                        7.7%
INTECH Risk-Managed Stock Fund                                      14.2%
Janus Mid Cap Value Fund - Investor Shares                          28.2%
Janus Small Cap Value Fund - Investor Shares                        20.8%
Janus Small Cap Value Fund - Institutional Shares                   15.1%
Janus Overseas Fund                                                 18.8%
Janus Worldwide Fund                                                16.1%
Janus Flexible Bond Fund                                             9.7%
Janus High-Yield Fund                                               17.1%
Janus Short-Term Bond Fund                                           6.3%



(1) Formerly named Janus Mercury Fund.


(2) Formerly named Janus Core Equity Fund.


(3) Formerly named Janus Research Fund.



   According to the information provided by Schwab and National Financial, this ownership is by nominee only and does not represent beneficial ownership of such shares, because they have no investment discretion or voting power with respect to such shares.

   As of January 31, 2007, the percentage ownership of any person or entity owning 5% or more of the outstanding shares of any class of the Funds is listed below. In addition, the percentage ownership of any person or entity owning 25% or more of the outstanding shares of any class of the Funds is listed below. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding shares of a class of a Fund are not the beneficial owners of such shares, unless otherwise indicated.



                                           Shareholder and                Percentage
Fund Name                                 Address of Record               Ownership
------------------------------------------------------------------------------------
Janus Enterprise Fund          Merrill Lynch Pierce Fenner & Smith Inc.       5.6%
                               For the sole Benefit of Customers
                               Jacksonville, FL

Janus Mid Cap Value Fund -     Prudential Investment Management              91.3%
  Institutional Shares         Service(1)
                               FBO Mutual Fund Clients
                               Newark, NJ

Janus Small Cap Value Fund -   Northern Trust Company                        16.1%
  Investor Shares              FBO Triad Hospitals Inc.
                               Chicago, IL 60675-2994

                                                                              5.3%
                               Reliance Trust Company
                               FBO Copeland Retirement Trust Account
                               Somerset, NJ

Janus Small Cap Value Fund -   JP Morgan Chase Bank                          22.0%
  Institutional Shares         Plan for EE of Participating AMR CO
                               Subsidiaries
                               New York, NY

                                                                             19.3%
                               Vanguard Fiduciary Trust Company
                               Valley Forge, PA

Janus Short-Term Bond Fund     Wilmington Trust CO TTEE                       5.3%
                               FBO Continental Airlines Inc DC
                               Wilmington, DE



(1) This entity could be deemed to be a "control person" and may have the power to control any of the shares of the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


   Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 30 separate series, two of which currently offer two classes of shares. Additional series and/or classes may be created from time to time.


   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

   Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.


   Of the Funds discussed in this SAI, two Funds offer two classes of shares. The shares discussed in this SAI are generally offered directly to investors or through financial intermediaries. Refer to the Funds' Prospectuses for further detail.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.


   Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.


VOTING RIGHTS


   The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.


   As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

   The Trust may in the future seek to achieve a Fund's objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and compiles their tax returns.


REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

   The following audited financial statements are hereby incorporated into this SAI by reference to the following annual reports:


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORTS DATED OCTOBER 31, 2006



   Schedules of Investments as of October 31, 2006



   Statements of Operations for the period ended October 31, 2006



   Statements of Assets and Liabilities as of October 31, 2006



   Statements of Changes in Net Assets for each of the periods indicated



   Financial Highlights for each of the periods indicated



   Notes to Financial Statements



   Report of Independent Registered Public Accounting Firm



   The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES


   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analyses and do not rely solely on the ratings assigned by credit agencies.


STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

FITCH, INC.

    LONG-TERM BOND RATING     EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper to medium-grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.

    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                                  (JANUS LOGO)
                                  www.janus.com

                                  PO Box 173375
                                  Denver, CO 80217-3375
                                  1-800-525-3713

                                             February 28, 2007

                                             Janus Smart Portfolio-Growth
                                             Janus Smart Portfolio-Moderate
                                             Janus Smart Portfolio-Conservative

                             JANUS SMART PORTFOLIOS

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for the Portfolios listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Portfolio. In addition, subadvisers are responsible for the day-to-day operations of certain underlying funds.


     This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectuses dated February 28, 2007, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from the Trust on www.janus.com, by calling 1-800-525-3713, or by writing the Portfolios at the address shown on the back of this SAI. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge, on www.janus.com, by calling 1-800-525-3713, or by writing the Portfolios at the address shown on the back cover of this SAI.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

       Classification, Investment Policies and Restrictions, and
          Investment Strategies and Risks.......................    2
       Investment Adviser.......................................   55
       Custodian, Transfer Agent, and Certain Affiliations......   65
       Portfolio Transactions and Brokerage.....................   67
       Trustees and Officers....................................   68
       Purchase of Shares.......................................   81
          Net Asset Value Determination.........................   81
          Reinvestment of Dividends and Distributions...........   82
       Redemption of Shares.....................................   84
       Shareholder Accounts.....................................   85
          Online and Telephone Transactions.....................   85
          Systematic Redemptions................................   85
       Tax-Deferred Accounts....................................   86
       Income Dividends, Capital Gains Distributions, and Tax
          Status................................................   87
       Principal Shareholders...................................   89
       Miscellaneous Information................................   90
          Shares of the Trust...................................   90
          Shareholder Meetings..................................   90
          Voting Rights.........................................   91
          Master/Feeder Option..................................   91
          Independent Registered Public Accounting Firm.........   92
          Registration Statement................................   92
       Financial Statements.....................................   93
       Appendix A...............................................   94
          Explanation of Rating Categories......................   94

CLASSIFICATION, INVESTMENT POLICIES AND
RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

JANUS INVESTMENT FUND

   This Statement of Additional Information includes information about three series of the Trust. Each Portfolio is a series of the Trust, an open-end, management investment company.

   Janus Smart Portfolio-Growth, Janus Smart Portfolio-Moderate, and Janus Smart Portfolio-Conservative are referred to collectively in this SAI as the "Smart Portfolios" or "Portfolios."


   The Portfolios' adviser, Janus Capital, intends to operate each Portfolio as "a fund of funds," meaning that substantially all of the Portfolios' assets will be invested in other Janus mutual funds it advises (the "underlying funds"), as described in the Portfolios' Prospectuses. More details about each of the underlying funds are available in their prospectuses and SAIs.


CLASSIFICATION

   The Investment Company Act of 1940, as amended ("1940 Act") classifies mutual funds as either diversified or nondiversified. Janus Smart Portfolio-Growth, Janus Smart Portfolio-Moderate, and Janus Smart Portfolio-Conservative are classified as diversified.

SUBADVISERS OF CERTAIN UNDERLYING FUNDS

   UNDERLYING FUNDS SUBADVISED BY INTECH. Enhanced Investment Technologies, LLC ("INTECH") is the investment subadviser for INTECH Risk-Managed Stock Fund, Janus Adviser INTECH Risk-Managed Growth Fund, and Janus Adviser INTECH Risk-Managed Value Fund (together, the "INTECH Funds").

   UNDERLYING FUND SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is the investment subadviser for Janus Mid Cap Value Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO THE PORTFOLIOS

   The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares) or
   (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy.

   As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with escrowed U.S. Government securities.


   The following policies are fundamental policies of the Portfolios.

   (1) With respect to 75% of its total assets, a Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

   Each Portfolio may not:

   (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities) provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation.

   (3) Invest directly in real estate or interests in real estate; however, the Portfolios may own debt or equity securities issued by companies engaged in those businesses.

   (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolios from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (6) Act as an underwriter of securities issued by others, except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

   (7) Borrow money except that the Portfolios may each borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

   As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Portfolio.

   The Trustees have adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:


   (a) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore ("short sales against the box"). In addition, each Portfolio may engage in "naked" (uncovered) short sales, which involve selling a security that a Portfolio borrows and does not own. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.


   (b) The Portfolios do not currently intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

   (c) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

   (d) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.


   (e) The Portfolios may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

   For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

   For purposes of each Portfolio's policies on investing in particular industries, the Portfolios will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS OF THE PORTFOLIOS AND THE UNDERLYING FUNDS

   This section discusses investment strategies of the Portfolios. These strategies may also apply to the underlying funds in which the Smart Portfolios may invest. This section also details the risks associated with each investment strategy, because each investment vehicle and technique contributes to the Smart Portfolios' overall risk profile.

Diversification


   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. An underlying fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than an underlying fund that is classified as "diversified." This gives an underlying fund which is classified as nondiversified more flexibility to focus its investments in the most attractive companies identified by the portfolio managers and/or investment personnel. However, because the appreciation or depreciation of single stock may have a greater impact on the NAV of an underlying fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable underlying fund which is classified as diversified. This fluctuation, if significant, may affect the performance of an underlying fund.


Cash Position


   As discussed in the Portfolios' Prospectuses and the underlying funds' prospectuses, a Portfolio's or an underlying fund's cash position may temporarily increase under various circumstances. Securities that the Portfolios or the underlying funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Portfolio or underlying fund may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")


   The underlying INTECH Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These underlying funds may use exchange-traded funds as well as futures, options and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These underlying funds may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the underlying funds' otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, a Portfolio or an underlying fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio or an underlying fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio or an underlying fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios and the underlying funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

   A Portfolio or an underlying fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Portfolio or an underlying fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio or an underlying fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio or an underlying fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Portfolio's holdings or an underlying fund's portfolio holdings, although the Portfolio's or the underlying fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING FUNDS


   The Smart Portfolios are "funds of funds" that invest in other underlying funds and do not directly invest in the securities or use the investment techniques described in this section. This section discusses investment strategies of the underlying funds in which the Smart Portfolios may invest. This section also details the risks associated with each investment strategy, because each investment vehicle and technique contributes to the Smart Portfolios' overall risk profile.


Illiquid Investments

   Each underlying fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the underlying funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the underlying funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").

   If illiquid securities exceed 15% of an underlying fund's net assets after the time of purchase, the underlying fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the underlying fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of an underlying fund to decline.

   Each underlying fund may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The underlying funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the underlying funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the underlying funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in an underlying fund's NAV.

Securities Lending

   Under procedures adopted by the Trustees, the underlying funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. The underlying funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The underlying funds do not have the right to vote on securities while they are being lent; however, the underlying funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Foreign Securities

   Unless otherwise limited by its specific investment policies, each underlying fund, including the INTECH Funds, to the extent that foreign securities may be included in the benchmark index, may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because an underlying fund's performance may depend on factors other than the performance of a particular company. These factors include:


   CURRENCY RISK. As long as an underlying fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When an underlying fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.


   POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of an underlying fund's assets from that country.

   REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder an underlying fund's ability to buy and sell emerging market securities in a timely manner, affecting the underlying fund's investment strategies and potentially affecting the value of the underlying fund.

   TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


   EMERGING MARKETS. Within the parameters of their specific investment policies, the underlying funds, particularly Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund, and Janus Worldwide Fund, may invest an unlimited amount of their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). The underlying Janus Orion Fund and Janus Contrarian Fund, have at times, invested a significant portion of their assets in emerging markets and may continue to do so. Investing in emerging markets involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an underlying fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the underlying funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the underlying funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The underlying funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each underlying fund's investments by country is contained in the underlying funds' shareholder reports and Form N-Q, which are filed with the SEC.

Short Sales

   The underlying funds, with the exception of the INTECH Funds, may engage in "short sales against the box." This technique involves selling either a security that an underlying fund owns, or a security equivalent in kind and amount to the security sold short that the underlying fund has the right to obtain, for delivery at a specified date in the future. An underlying fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, an underlying fund loses the opportunity to participate in the gain.


   The underlying funds, except the INTECH Funds, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Janus Money Market Fund - Investor Shares, may also engage in "naked" (uncovered) short sales. An underlying fund may engage in naked short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than the borrowing price. In a naked short sale transaction, an underlying fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, an underlying fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, an underlying fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security, and the underlying fund may realize a gain if the security declines in price between those same dates. Although an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, an underlying fund may also be required to pay a premium, which would increase the cost of the security sold.



   An underlying fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and an underlying fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that an underlying fund will have to cover its short sale at an unfavorable price. If that happens, the underlying fund may lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.


   Until an underlying fund closes its short position or replaces the borrowed security, the underlying fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the underlying fund's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the underlying fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the underlying fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The underlying funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the underlying fund's borrowing restrictions. This requirement to segregate assets limits an underlying fund's leveraging of its investments and the related risk of losses from leveraging. An underlying fund also is required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The total market value of all of an underlying fund's naked short sale positions will not exceed 8% of its net assets.


Zero Coupon, Step Coupon, and Pay-In-Kind Securities

   Within the parameters of its specific investment policies, each underlying fund, with the exception of the INTECH Funds, may invest up to 10% (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund) of its assets in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any underlying fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

   Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, an underlying fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because an underlying fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that underlying fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. An underlying fund might obtain such cash from selling other portfolio holdings which, may cause that underlying fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which underlying fund expenses could be allocated and to reduce the rate of return for that underlying fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for an underlying fund to sell the securities at the time.

   Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

   The underlying funds, with the exception of the INTECH Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the underlying funds. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. An underlying fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

   Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the underlying funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of an underlying fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by an underlying fund might be converted to cash and that underlying fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit an underlying fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

   Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

   The underlying funds, with the exception of the INTECH Funds, also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, an underlying fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the underlying funds' prospectuses may apply.

Investment Company Securities

   Each of the Smart Portfolios may invest up to 100% of its total assets in other Janus funds in reliance on Section 12(d)(1)(G) of the 1940 Act.

   From time to time, the underlying funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits an underlying fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of an underlying fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by an underlying fund having a value in excess of 10% of the underlying fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to an underlying fund if, after the sale: (i) the underlying fund owns more than 3% of the other investment company's voting stock or (ii) the underlying fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The underlying funds may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The underlying funds may invest their cash holdings in affiliated or non-affiliated money market funds and purchase unlimited shares of funds managed by Janus Capital as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

   Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the underlying funds, to acquire their securities in excess of the limits of the 1940 Act.

Depositary Receipts

   The underlying funds, including the INTECH Funds to the extent that they may be included in the benchmark index, may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The underlying funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

   Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the underlying funds' prospectuses.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each underlying fund, particularly Janus Balanced Fund, Janus Flexible Bond Fund, and Janus Short-Term Bond Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which an underlying fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which an underlying fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the underlying funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

   The underlying funds, with the exception of the INTECH Funds, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable an underlying fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

   Other types of income-producing securities that the underlying funds, with the exception of the INTECH Funds, may purchase include, but are not limited to, the following types of securities:

   VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

   In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, an underlying fund could be adversely affected by the use of variable or floating rate obligations.

   STANDBY COMMITMENTS. These instruments, which are similar to a put, give an underlying fund the option to obligate a broker-dealer or bank to repurchase a security held by that underlying fund at a specified price.

   TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No underlying fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, an underlying fund could lose money or its NAV could decline by the use of inverse floaters.

   STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   The underlying funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

Real Estate Investment Trusts ("REITs")

   REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject an underlying fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of an underlying fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issues by those REITs.

   Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free passthrough of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through an underlying fund, a shareholder will bear not only his or her proportionate share of the expenses of an underlying fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Mortgage Dollar Rolls

   The underlying Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, an underlying fund sells a mortgage-related security (such as a

   GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an underlying fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the underlying fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to an underlying fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program;
   (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.


   An underlying fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by an underlying fund, maintained in a segregated account. To the extent that the underlying fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, an underlying fund foregoes principal and interest paid on the mortgage-backed security. An underlying fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sales.


   Successful use of mortgage dollar rolls depends on an underlying fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities an underlying fund is required to purchase may decline below the agreed upon repurchase price.

Bank Loans


   The underlying Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund may invest in bank loans (no more than 20% of an underlying fund's total assets), which include institutionally traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk.

   Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which an underlying fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR").



   If an underlying fund purchases an assignment, it typically acquires direct rights against the borrower in the loan. However, the rights and obligations acquired by an underlying fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. An underlying fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but may otherwise be entitled to all of such bank's rights in the loan. Additional risks are involved in purchasing assignments. For example, if a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. Legal theories of lender liability could conceivably be applied against an underlying fund. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.


   When an underlying fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. As a result, an underlying fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. An underlying fund generally will have no right to enforce compliance by the borrower with the terms of the underlying loan agreement, nor any rights with respect to set-off against the borrower and the underlying fund may not directly benefit from any collateral supporting the underlying loan. As a result, an underlying fund may assume the credit risk of both the borrower and the lender. The failure by an underlying fund to receive scheduled interest or principal payments may adversely affect the income of the underlying fund and may likely reduce the value of its assets, which would be reflected in a reduction in the underlying fund's NAV.

   The borrower of a loan in which an underlying fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that an underlying fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

   An underlying fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, an underlying fund may be unable to sell assignments or participations at the desired time or only at a price less than fair market value.

   Notwithstanding its intention generally not to receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in an underlying fund's holdings. Possession of such information may in some instances occur despite Janus Capital's efforts to avoid such possession, but in other instances Janus Capital may choose to receive such information (for example, in connection with participation in a creditor's committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Janus Capital's ability to trade in these loans for the account of an underlying fund could potentially be limited by its possession of such information. Such limitations on Janus Capital's ability to trade could have an adverse effect on an underlying fund by, for example, preventing the underlying fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

High-Yield/High-Risk Bonds

   The underlying Janus High-Yield Fund may invest without limit in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). Within the parameters of its specific investment policies, no other underlying fund intends to invest more than 35% of its net assets in such bonds, and the underlying Janus Contrarian Fund, Janus Fundamental Equity Fund, Janus Mid Cap Value Fund, and Janus Adviser Small Company Value Fund will, under normal circumstances, each limit its investments in such bonds to 20% or less of its net assets. The underlying INTECH Funds do not intend to invest in high-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an underlying fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

   Any underlying fund may also invest in unrated bonds of foreign and domestic issuers. For the underlying funds subject to such limit, unrated bonds will be included in each underlying fund's limit on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. An underlying fund's portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities


   An underlying fund may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon their analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the underlying funds subject to such limit, defaulted securities will be included in each underlying fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' and/or investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risks include, among other things, the following:


   FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

   DISPOSITION OF PORTFOLIO SECURITIES. Although these underlying funds generally will purchase securities for which their portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The underlying funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the underlying funds' ability to readily dispose of securities to meet redemptions.

   OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the underlying funds.

Futures, Options, and Other Derivative Instruments

   FUTURES CONTRACTS. The underlying funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

   The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the underlying funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of an underlying fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of an underlying fund, that underlying fund may be entitled to return of margin owed to such underlying fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the underlying funds do business. FCMs may no longer maintain margin assets with the underlying funds' custodian or subcustodian and are required to hold such accounts directly.


   The underlying funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The underlying funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the underlying funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

   Although an underlying fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that underlying fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because an underlying fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such underlying fund's return could be diminished due to the opportunity losses of foregoing other potential investments.


   The underlying funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. An underlying fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities or the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the underlying fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that underlying fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that underlying fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. An underlying fund may also use this technique with respect to an individual company's stock. To the extent an underlying fund enters into futures contracts for this purpose, the segregated assets maintained to cover such underlying fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that underlying fund with respect to the futures contracts. Conversely, if an underlying fund holds stocks and seeks to protect itself from a decrease in stock prices, the underlying fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if an underlying fund holds an individual company's stock and expects the price of that stock to decline, the underlying fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. An underlying fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.


   With the exception of the underlying INTECH Funds, if an underlying fund owns bonds and the portfolio managers and/or investment personnel expect interest rates to increase, that underlying fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that underlying fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of the underlying fund's interest rate futures contract would increase, thereby keeping the NAV of the underlying fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, an underlying fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although an underlying fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.


   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

   Futures contracts entail risks. There is no guarantee that derivative investments will benefit the underlying funds. An underlying fund's performance could be worse than if such underlying fund had not used such instruments. For example, if an underlying fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that underlying fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the underlying fund's portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if an underlying fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such underlying fund.

   The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to an underlying fund will not match exactly such underlying fund's current or potential investments. An underlying fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such underlying fund's investments.

   Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with an underlying fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between an underlying fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. An underlying fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in an underlying fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that underlying fund's other investments.

   Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for an underlying fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, an underlying fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such underlying fund's access to other assets held to cover its futures positions also could be impaired.

   OPTIONS ON FUTURES CONTRACTS. The underlying funds may buy and write put and call options on futures contracts. An option on a future gives an underlying fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when an underlying fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, an underlying fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that underlying fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, an underlying fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that underlying fund is considering buying. If a call or put option an underlying fund has written is exercised, such underlying fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, an underlying fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, an underlying fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

   The amount of risk an underlying fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.


   FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The underlying funds, with the exception of the INTECH Funds, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the underlying funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

   The following discussion summarizes the underlying funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). An underlying fund may enter into forward currency contracts with stated contract values of up to the value of that underlying fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). An underlying fund may invest for nonhedging purposes such as seeking to enhance return. An underlying fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). An underlying fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. An underlying fund also may enter into a forward currency contract with respect to a currency where the underlying fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances an underlying fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

   These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on an underlying fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting an underlying fund's currency exposure from one foreign currency to another removes that underlying fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such underlying fund if its portfolio managers' and/or investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for an underlying fund than if it had not entered into such contracts.

   In general, the underlying funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that an underlying fund is not able to cover its forward currency positions with underlying portfolio securities, the underlying fund's custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such underlying fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, an underlying fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such underlying fund's commitments with respect to such contracts. As an alternative to segregating assets, an underlying fund may buy call options permitting such underlying fund to buy the amount of foreign currency being hedged by a forward sale contract or an underlying fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

   While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the underlying funds' ability to utilize forward contracts may be restricted. In addition, an underlying fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge underlying fund assets.

   OPTIONS ON FOREIGN CURRENCIES. The underlying funds, with the exception of the INTECH Funds, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, an underlying fund may buy put options on the foreign currency. If the value of the currency declines, such underlying fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

   Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an underlying fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to an underlying fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, an underlying fund could sustain losses on transactions in foreign currency options that would require such underlying fund to forego a portion or all of the benefits of advantageous changes in those rates.

   The underlying funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, an underlying fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, an underlying fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that underlying fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and an underlying fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, an underlying fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   The underlying funds may write covered call options on foreign currencies. A call option written on a foreign currency by an underlying fund is "covered" if that underlying fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if an underlying fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such underlying fund in cash or other liquid assets in a segregated account with the underlying fund's custodian.

   The underlying funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which an underlying fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, an underlying fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.


   OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the underlying funds may write covered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter. The underlying funds may write and buy options on the same types of securities that the underlying funds may purchase directly.


   A put option written by an underlying fund is "covered" if that underlying fund: (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the underlying fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written, and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

   A call option written by an underlying fund is "covered" if that underlying fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the underlying fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if an underlying fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that underlying fund in cash and other liquid assets in a segregated account with its custodian.

   The underlying funds also may write call options that are not covered for cross-hedging purposes. An underlying fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. An underlying fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.

   The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   In the case of a written call option, effecting a closing transaction will permit an underlying fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit an underlying fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit an underlying fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If an underlying fund desires to sell a particular security from its portfolio on which it has written a call option, such underlying fund will effect a closing transaction prior to or concurrent with the sale of the security.

   An underlying fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. An underlying fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by an underlying fund.

   An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the underlying fund may not be able to effect closing transactions in particular options and the underlying fund would have to exercise the options in order to realize any profit. If an underlying fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

   An underlying fund may write options in connection with buy-and-write transactions. In other words, an underlying fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, an underlying fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that underlying fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

   The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and an underlying fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, an underlying fund may elect to close the position or take delivery of the security at the exercise price and that underlying fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

   An underlying fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, an underlying fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

   An underlying fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such underlying fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that underlying fund.

   An underlying fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that an underlying fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

   EURODOLLAR INSTRUMENTS. An underlying fund, with the exception of the INTECH Funds, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. An underlying fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

   SWAPS AND SWAP-RELATED PRODUCTS. An underlying fund, with the exception of the INTECH Funds, may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with an underlying fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of an underlying fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the underlying fund's custodian. If an underlying fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. An underlying fund will not enter into any interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital or the subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, an underlying fund will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent an underlying fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by an underlying fund. These transactions may in some instances involve the delivery of securities or other underlying assets by an underlying fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that an underlying fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. An underlying fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.


   The underlying Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund may enter into credit default swap agreements (with values not to exceed 10% of the net assets of such underlying fund) for investment purposes and to add leverage to their portfolios. As the seller in a credit default swap contract, an underlying fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, an underlying fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, an underlying fund would keep the stream of payments and would have no payment obligations. As the seller, an underlying fund would effectively add leverage to its portfolio because, in addition to its total net assets, that underlying fund would be subject to investment exposure on the notional amount of the swap.

   The underlying Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in their portfolios, in which case that underlying fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to an underlying fund in the event of a default.

   ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the underlying funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting an underlying fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

   In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in an underlying fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

   An underlying fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that underlying fund. Such participation may subject an underlying fund to expenses such as legal fees and may make that underlying fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict that underlying fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by an underlying fund on such committees also may expose that underlying fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. An underlying fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that underlying fund's rights as a creditor or to protect the value of securities held by that underlying fund.

Investment Strategies and Risks Applicable only to the Underlying Janus Money Market Fund

   The underlying Janus Money Market Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the underlying Janus Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

   Under Rule 2a-7, the underlying Janus Money Market Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases the underlying Janus Money Market Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

   Pursuant to Rule 2a-7, the underlying Janus Money Market Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the underlying Janus Money Market Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, the underlying Janus Money Market Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) five percent of its total assets in second-tier securities.

   The following discussion of types of securities in which the underlying Janus Money Market Fund may invest supplements and should be read in conjunction with the underlying Janus Money Market Fund's prospectus.

Participation Interests

   The underlying Janus Money Market Fund may purchase participation interests in loans or securities in which the underlying Janus Money Market Fund may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the underlying Janus Money Market Fund an undivided interest in the underlying loans or securities in the proportion that the underlying Janus Money Market Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the underlying Janus Money Market Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the underlying Janus Money Market Fund's participation interest. The underlying Janus Money Market Fund intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the underlying Janus Money Market Fund's investment portfolio. The underlying Janus Money Market Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

   The underlying Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

   Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by the underlying Janus Money Market Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the underlying Janus Money Market Fund, as well as other money market rates of interest. The underlying Janus Money Market Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

   The underlying Janus Money Market Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

   Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

   As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the underlying Janus Money Market Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

   The underlying Janus Money Market Fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages, which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The underlying Janus Money Market Fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and
   (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the underlying Janus Money Market Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

   Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

   Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

   The underlying Janus Money Market Fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, or Fannie Mae or by pools of conventional mortgages.

   Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Reverse Repurchase Agreements

   Reverse repurchase agreements are transactions in which the underlying Janus Money Market Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The underlying Janus Money Market Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

   Generally, a reverse repurchase agreement enables the underlying Janus Money Market Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the underlying Janus Money Market Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the underlying Janus Money Market Fund with those monies.

When-Issued and Delayed Delivery Securities

   The underlying Janus Money Market Fund may purchase securities on a when-issued or delayed delivery basis. The underlying Janus Money Market Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the underlying Janus Money Market Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the underlying Janus Money Market Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, the underlying Janus Money Market Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its NAV.

Debt Obligations

   The underlying Janus Money Market Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the 1933 Act or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

   The underlying Janus Money Market Fund may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions

   The underlying Janus Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the underlying Janus Money Market Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The underlying Janus Money Market Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the underlying Janus Money Market Fund may invest.

   Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the underlying Janus Money Market Fund but may be subject to early withdrawal penalties that could reduce the underlying Janus Money Market Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

   Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.


   Foreign, Eurodollar and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

Municipal Leases

   The underlying Janus Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The underlying Janus Money Market Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the prospectus under "Taxable Investments."

   In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
   (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

   Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to the underlying Janus Money Market Fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the underlying Janus Money Market Fund.

PORTFOLIO TURNOVER


   Portfolio turnover rates for the fiscal period ended October 31, 2006 are presented in the table below. As a reference point, a portfolio turnover rate of 100% would mean that a Portfolio had sold and purchased securities valued at 100% of its net assets within a one-year period. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments, and the investment style and/or outlook of the portfolio manager. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Portfolio performance.



                                                              Portfolio turnover rate
                                                               for the fiscal period
                                                                 ended October 31,
Portfolio Name                                                        2006(1)
-------------------------------------------------------------------------------------
Janus Smart Portfolio - Growth                                          28%
Janus Smart Portfolio - Moderate                                        16%
Janus Smart Portfolio - Conservative                                    20%


(1) Fiscal period from December 30, 2005 (inception) through October 31, 2006.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital, the Portfolios, and the underlying funds, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Portfolios and the underlying funds, and to protect the confidentiality of the Portfolios and the underlying funds' portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The top ten portfolio holdings for each fund (except that certain funds publish the top five portfolio holdings) are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com approximately two business days after the end of the applicable period. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for certain funds are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com.


   Specific portfolio level performance attribution information and statistics for all Portfolios shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Portfolios' portfolio holdings on www.janus.com. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Portfolios.

   The Portfolios' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or senior management team that a Portfolio has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or senior management team is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.


   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a Portfolio. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.



NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
Brockhouse & Cooper Inc.              Quarterly            Current
Callan Associates Inc.                As needed            Current
Cambridge Associates LLC              Quarterly            Current
Charles River Systems, Inc.           As needed            Current
Citibank, N.A.                        Daily                Current
CMS BondEdge                          As needed            Current
CRA RogersCasey                       Quarterly            Current
Deloitte & Touche LLP                 As needed            Current
Deloitte Tax LLP                      As needed            Current
Eagle Investment Systems Corp.        As needed            Current
Eaton Vance Management                As needed            Current
Ernst & Young LLP                     As needed            Current
FactSet Research Systems, Inc.        As needed            Current
Financial Models Company, Inc.        As needed            Current
FT Interactive Data Corporation       Daily                Current
Institutional Shareholder Services,
  Inc.                                Daily                Current
International Data Corporation        Daily                Current
Investment Technology Group, Inc.     Daily                Current
Jeffrey Slocum & Associates, Inc.     As needed            Current
Lehman Brothers Inc.                  Daily                Current
Marco Consulting Group, Inc.          Monthly              Current
Markit Loans, Inc.                    Daily                Current
Mercer Investment Consulting, Inc.    Quarterly            Current

NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
Moody's Investors Service Inc.        Weekly               7 days or more
New England Pension Consultants       Monthly              Current
PricewaterhouseCoopers LLP            As needed            Current
Reuters America Inc.                  Daily                Current
Rocaton Investment Advisors, LLC      As needed            Current
Russell/Mellon Analytical Services,
  LLC                                 Monthly              Current
Sapient Corporation                   As needed            Current
SEI Investments                       As needed            Current
Standard & Poor's                     Daily                Current
Standard & Poor's Financial Services  Weekly               2 days or more
Standard & Poor's Securities
  Evaluation                          Daily                Current
State Street Bank and Trust Company   Daily                Current
Summit Strategies Group               Monthly; Quarterly   Current
The Yield Book Inc.                   Daily                Current
UBS Securities LLC                    As needed            Current
Wall Street On Demand, Inc.           Monthly; Quarterly   30 days; 15 days
Wilshire Associates Incorporated      As needed            Current
Yanni Partners, Inc.                  Quarterly            Current
Zephyr Associates, Inc.               Quarterly            Current


   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the Portfolios may receive nonpublic portfolio holdings information.

   Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Portfolios' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Portfolios' portfolio holdings disclosure policies.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

   As stated in the Prospectuses, each Portfolio and each underlying fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees, and expenses of all Portfolio officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios. As discussed below, Janus Capital has delegated certain of these duties for certain underlying funds to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.



   Janus Capital and its affiliates may make payments out of their own assets to selected broker-dealer firms or institutions that are or are expected to be instrumental in the acquisition or retention of shareholders for the Portfolios or other Janus funds, or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.


   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Portfolios.

   Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolios.

   Janus Capital has agreed to bear certain expenses incurred in connection with the operation of the Portfolios. The Portfolios will pay those expenses not assumed by Janus Capital, including interest and taxes, brokerage commissions and all other expenses in connection with execution of portfolio transactions, fees and expenses of Independent Trustees and their legal counsel, fees and expenses of consultants to the Portfolios, audit fees, extraordinary costs and expenses of shareholder meetings and reports to shareholders, and transfer agency fees and expenses.


   Janus Capital has entered into an agreement with Wilshire Associates Inc. ("Wilshire"), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital may use when determining asset class allocations for the Portfolios. Based upon information provided by Janus Capital, Wilshire also provides quantitative and qualitative evaluations of the investment style of the underlying funds' portfolio managers and/or investment personnel. Janus Capital may use these evaluations in its decisions to allocate assets among underlying funds. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.


   The Portfolios pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Portfolio and is calculated at the annual rate of 0.05%.


   Janus Capital agreed by contract to waive the advisory fee payable by each Portfolio in an amount equal to the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, brokerage commissions, interest, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of the Portfolios, refer to the table in the "Fees and Expenses" section of the Prospectuses. Provided that Janus Capital remains investment adviser to the

   Portfolios, Janus Capital has agreed to continue such waivers until at least March 1, 2008.


                                 Expense Limit
Portfolio Name                   Percentage (%)
-----------------------------------------------
Janus Smart Portfolio-Growth          0.24
Janus Smart Portfolio-Moderate        0.20
Janus Smart
  Portfolio-Conservative              0.17

   Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Portfolios for a three-year period commencing with the operations of the Portfolios, provided that at no time during such period shall the normal operating expenses allocated to the Portfolios, with the exceptions noted above, exceed the percentages stated.

   The Portfolios benefit from the investment advisory services provided to the underlying funds and, as shareholders of those underlying funds, indirectly bear a proportionate share of those underlying funds' advisory fees.


   The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the fiscal period ended October 31. The information presented in the table below reflects the investment advisory fees in effect during the fiscal period shown.



                                         2006(1)
                                 -----------------------
Portfolio Name                   Advisory Fees   Waivers
--------------------------------------------------------
Janus Smart Portfolio-Growth        $14,307      $40,376
Janus Smart Portfolio-Moderate      $10,512      $44,903
Janus Smart
  Portfolio-Conservative            $ 4,188      $43,035


(1) December 30, 2005 (inception) to October 31, 2006.

   Each Smart Portfolio's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory
   Agreement: (i) may be terminated without the payment of any penalty by a Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent

   Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.


   A discussion regarding the basis for the Board of Trustees' approval of the Portfolios' Investment Advisory Agreements is included in the Portfolios' annual and semiannual reports to shareholders. You can request the Portfolios' annual or semiannual reports, free of charge, by contacting a Janus representative at 1-800-525-3713. The reports are also available, free of charge, on www.janus.com.


UNDERLYING FUNDS


   Janus Capital also receives an investment advisory fee for managing the underlying funds. Each underlying fund pays a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each underlying fund and calculated at an annual rate for each underlying fund. For more information regarding the underlying funds' investment advisory fees and expense limitations, please refer to the underlying funds' prospectuses and statements of additional information.


SUBADVISERS OF CERTAIN UNDERLYING FUNDS

   Janus Capital has entered into Sub-Advisory Agreements on behalf of the underlying INTECH Risk-Managed Stock Fund, Janus Adviser INTECH Risk-Managed Growth Fund, and Janus Adviser INTECH Risk-Managed Value Fund with Enhanced Investment Technologies, LLC ("INTECH"). Janus Capital and not the underlying funds pay INTECH a subadvisory fee for their services provided to the underlying funds. Janus Capital, on behalf of the underlying Janus Mid Cap Value Fund, has entered into a Sub-Advisory Agreement with Perkins, Wolf, McDonnell and Company, LLC ("Perkins"). Janus Capital and Janus Mid Cap Value Fund each pay a fee to Perkins for services provided to the underlying fund.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio managers and/or investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' and/or investment personnel's account group among all participating portfolio managers and/or investment personnel. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group (small-, mid-, or large-cap) will continue to have the portfolio managers' and/or investment personnel's original indication/target filled in the after market unless instructed by the portfolio managers and/or investment personnel to do otherwise. The portfolio managers and/or investment personnel intend to build a long-term position in the company and purchase securities in both the initial offering and in the immediate aftermarket. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

   Pursuant to an exemptive order granted by the SEC, the Portfolios and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


   The officers and Trustees of the Portfolios may also serve as officers and Trustees of the underlying funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Portfolios and the underlying funds. The Trustees intend to address any such conflicts as deemed appropriate.



   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Mutual Fund Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Portfolio shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Portfolio shareholders; (v) conduct all personal trading, including transactions in the Portfolios and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Portfolios, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Portfolios, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES


   Each Portfolio's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to such Portfolio's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-3713; (ii) on the Portfolios' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.



   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com/proxyvoting.



   Each Portfolio's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.


Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital's portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s). In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s) for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management and Janus Capital's Chief Investment Officer(s) to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

   The Portfolios own shares in underlying funds. If an underlying fund has a shareholder meeting, the Portfolios normally would vote their shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund.

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN
AFFILIATIONS
--------------------------------------------------------------------------------

   State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios and of the underlying funds, except the underlying Janus Money Market Fund. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.


   Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the custodian for the underlying Janus Money Market Fund. The custodian holds the underlying fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the underlying fund.


   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' and the underlying funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Portfolios.

   For transfer agency and other services, Janus Services receives a fee at an annual rate of 0.05% of net assets. Janus Services also receives $4 per open shareholder account in each Portfolio. In addition, the Portfolios pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for the use of DST's shareholder accounting system. The Portfolios also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Portfolio shareholder transaction confirmations.

   Janus Distributors LLC, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Portfolios and the underlying funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Portfolios in connection with the sale of their shares in all states in which such shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Portfolio's shares and accepts orders at NAV. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   The Portfolios will purchase and sell the principal portion of their Portfolio securities (i.e., shares of the underlying funds) by dealing directly with the issuer of the underlying funds. As such, the Portfolios are not expected to incur brokerage commissions.


   Except for the underlying subadvised funds, Janus Capital places all portfolio transactions of the underlying funds and has a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed in the underlying funds' statements of additional information) provided that Janus Capital may occasionally pay higher commissions for research services. For more information regarding the brokerage commissions paid, please refer to the underlying funds' prospectuses and statements of additional information.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).


   Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolios' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. As of the date of this SAI, collectively, the three registered investment companies consist of 71 series or funds.


   The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series. Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolios, except for the Portfolios' Chief Compliance Officer, as authorized by the Trustees.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS/
                                                                                        FUNDS IN FUND
 NAME, AGE AS OF                                                                        COMPLEX          OTHER
 DECEMBER 31, 2006,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Chairman         3/04-Present     Chief Executive Officer of Red  71*              Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206     Trustee          2/71-Present     (since 2005). Formerly,                          2005) and
 Age 63                                                 private investor (since 1998).                   Director of Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.;
                                                                                                         and Director of
                                                                                                         Janus Capital
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee          11/05-Present    Partner of Tango Group, a       71               Trustee and
 151 Detroit Street                                     private investment firm (since                   Chairman of RS
 Denver, CO 80206                                       1999).                                           Investment
 Age 50                                                                                                  Trust (since
                                                                                                         2001); Director
                                                                                                         of IZZE
                                                                                                         Beverages and
                                                                                                         MyFamily.com,
                                                                                                         Inc.
                                                                                                         (genealogical
                                                                                                         research
                                                                                                         website).
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Private Investor. Formerly,     71               Director of the
 151 Detroit Street                                     Vice President of Asian                          F.B. Heron
 Denver, CO 80206                                       Cultural Council and Executive                   Foundation (a
 Age 49                                                 Vice President and Chief                         private
                                                        Operating Officer of The                         grantmaking
                                                        Rockefeller Brothers Fund (a                     foundation).
                                                        private family foundation)
                                                        (1998-2006).
------------------------------------------------------------------------------------------------------------------------



* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 71 funds comprising the Janus Funds, Mr. Mullen oversees 88 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS/
                                                                                        FUNDS IN FUND
 NAME, AGE AS OF                                                                        COMPLEX          OTHER
 DECEMBER 31, 2006,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   71               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History (Chicago, IL)                    Director of
 Denver, CO 80206                                       (since 1997).                                    Divergence Inc.
 Age 68                                                                                                  (biotechnology
                                                                                                         firm); Director
                                                                                                         of W.W.
                                                                                                         Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor);
                                                                                                         and Trustee of
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station) and
                                                                                                         the University
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Co-founder and Managing         71               Director of Red
 151 Detroit Street                                     Director of Roaring Fork                         Robin Gourmet
 Denver, CO 80206                                       Capital Management, LLC                          Burgers, Inc.
 Age 63                                                 (private investment in public
                                                        equity firm); and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004); and
                                                        Distinguished Visiting
                                                        Professor of Business (2001-
                                                        2002) of Thunderbird (American
                                                        Graduate School of
                                                        International Management),
                                                        Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    71               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 62                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS/
                                                                                        FUNDS IN FUND
 NAME, AGE AS OF                                                                        COMPLEX          OTHER
 DECEMBER 31, 2006,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Private Investor and            71               N/A
 151 Detroit Street                                     Consultant to California
 Denver, CO 80206                                       Planned Unit Developments
 Age 68                                                 (since 1994). Formerly, CEO
                                                        and President of Marwal, Inc.
                                                        (homeowner association
                                                        management company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee          11/05-Present    Retired. Formerly, Chairman     71               Director of
 151 Detroit Street                                     and Chief Executive Officer of                   Wal-Mart, The
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          Field Museum of
 Age 59                                                 (advertising agency) (2001-                      Natural History
                                                        2005).                                           (Chicago, IL),
                                                                                                         Children's
                                                                                                         Memorial
                                                                                                         Hospital
                                                                                                         (Chicago, IL),
                                                                                                         Chicago Council
                                                                                                         on Foreign
                                                                                                         Relations,
                                                                                                         Economic Club
                                                                                                         of Chicago, and
                                                                                                         InnerWorkings
                                                                                                         (U.S. provider
                                                                                                         of print
                                                                                                         procurement
                                                                                                         solutions).
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Trustee          6/69-Present     Retired. Formerly, President    71               N/A
 151 Detroit Street                                     (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994- 2002)
 Age 69                                                 of Janus Capital or Janus
                                                        Capital Corporation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation;
                                                        President and Director
                                                        (1994-2002) of The Janus
                                                        Foundation.
------------------------------------------------------------------------------------------------------------------------


* The Portfolios are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

----------------------------------------------------------------------------------------------------------------
                                                    OFFICERS
----------------------------------------------------------------------------------------------------------------
                                                   TERM OF
 NAME, AGE AS OF                                   OFFICE* AND
 DECEMBER 31, 2006,     POSITIONS HELD WITH        LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND ADDRESS            PORTFOLIOS                 TIME SERVED    YEARS
----------------------------------------------------------------------------------------------------------------
 Daniel Scherman        Executive Vice Presi-      12/05-Present  Senior Vice President of Janus Capital.
 151 Detroit Street     dent and Portfolio                        Formerly, Vice President and Director of Risk
 Denver, CO 80206       Manager Janus Smart                       and Trading for Janus Capital (2006); and
 Age 45                 Portfolio-Growth, Janus                   Senior Quantitative Analyst and Portfolio
                        Smart Portfolio-                          Manager (2001-2005) for MFS Investment
                        Moderate, Janus Smart                     Management.
                        Portfolio-Conservative
----------------------------------------------------------------------------------------------------------------
 Stephanie              Vice President             3/06-Present   Vice President of Janus Capital and Janus
 Grauerholz-Lofton                                                Distributors LLC; and Associate Counsel of
 151 Detroit Street                                               Janus Capital. Formerly, Assistant Vice
 Denver, CO 80206       Chief Legal Counsel and    1/06-Present   President of Janus Capital and Janus
 Age 36                 Secretary                                 Distributors LLC (2006); and Associate of
                                                                  Vedder, Price, Kaufman & Kammholz, P.C.
                                                                  (1999-2003).
----------------------------------------------------------------------------------------------------------------
 Kelley Abbott Howes    President and Chief        1/06-Present   President of Janus Services LLC; Senior Vice
 151 Detroit Street     Executive Officer                         President and General Counsel of Janus
 Denver, CO 80206                                                 Capital; and Senior Vice President and
 Age 41                                                           Assistant General Counsel of Janus
                                                                  Distributors LLC. Formerly, Vice President
                                                                  (1999-2005) of Janus Distributors LLC; Senior
                                                                  Vice President and General Counsel
                                                                  (2004-2006), Vice President (2000-2004), and
                                                                  Assistant General Counsel (2002-2004) of Janus
                                                                  Services LLC; and Vice President and Assistant
                                                                  General Counsel (1999-2004) of Janus Capital.
----------------------------------------------------------------------------------------------------------------
 David R. Kowalski      Vice President and Chief   6/02-Present   Senior Vice President and Chief Compliance
 151 Detroit Street     Compliance Officer                        Officer of Janus Capital, Janus Distributors
 Denver, CO 80206                                                 LLC, and Janus Services LLC; Chief Compliance
 Age 49                                                           Officer of Bay Isle Financial LLC; and Vice
                                                                  President of Enhanced Investment Technologies,
                                                                  LLC. Formerly, Chief Compliance Officer of
                                                                  Enhanced Investment Technologies, LLC
                                                                  (2003-2005); Vice President of Janus Capital
                                                                  (2000-2005), Janus Distributors LLC
                                                                  (2000-2001), and Janus Services LLC
                                                                  (2004-2005); and Assistant Vice President of
                                                                  Janus Services LLC (2000-2004).
----------------------------------------------------------------------------------------------------------------
 Jesper Nergaard        Chief Financial Officer    3/05-Present   Vice President of Janus Capital. Formerly,
 151 Detroit Street                                               Director of Financial Reporting for
 Denver, CO 80206       Vice President, Trea-      2/05-Present   OppenheimerFunds, Inc. (2004-2005); Site
 Age 44                 surer, and Principal                      Manager and First Vice President of Mellon
                        Accounting Officer                        Global Securities Services (2003); and
                                                                  Director of Fund Accounting, Project
                                                                  Development, and Training of INVESCO Funds
                                                                  Group (1994-2003).
----------------------------------------------------------------------------------------------------------------


* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

   The Trustees are responsible for major decisions relating to the establishment or change of each Portfolio's objective(s), policies, and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table.



--------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              MEETINGS HELD
                                                      MEMBERS                 DURING LAST
              FUNCTIONS                               (INDEPENDENT TRUSTEES)  FISCAL YEAR(1)
--------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting         Jerome S. Contro        4
 COMMITTEE    process, the system of internal         (Chairman)
              controls over financial reporting,      John W. McCarter, Jr.
              disclosure controls and procedures,     Dennis B. Mullen
              Form N-CSR filings, and the audit
              process. The Committee's review of the
              audit process includes, among other
              things, the appointment, compensation,
              and oversight of the auditors and
              pre-approval of all audit and nonaudit
              services.
--------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations       James T. Rothe          4
 COMMITTEE    regarding matters related to the        (Chairman)
              Trust's use of brokerage commissions    Jerome S. Contro
              and placement of portfolio              William F. McCalpin
              transactions.
--------------------------------------------------------------------------------------------
 INVESTMENT   Oversees the investment activities of   Dennis B. Mullen        4
 OVERSIGHT    the Trust's non-money market funds.     (Chairman)
 COMMITTEE                                            Jerome S. Contro
                                                      William F. McCalpin
                                                      John W. McCarter, Jr.
                                                      James T. Rothe
                                                      William D. Stewart
                                                      Martin H. Waldinger
                                                      Linda S. Wolf
--------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with various        William F. McCalpin     7
 REGULATORY   procedures adopted by the Trust,        (Chairman)
 COMMITTEE    reviews registration statements on      William D. Stewart
              Form N-1A, oversees the implementation  Linda S. Wolf
              and administration of the Trust's
              Proxy Voting Guidelines.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              MEETINGS HELD
                                                      MEMBERS                 DURING LAST
              FUNCTIONS                               (INDEPENDENT TRUSTEES)  FISCAL YEAR(1)
--------------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to the  Martin H. Waldinger     4
 MARKET       operations of the Janus Money Market    (Chairman)
 COMMITTEE    Funds, including compliance with their  William F. McCalpin
              Money Market Fund Procedures.           James T. Rothe
--------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends individuals   John W. McCarter, Jr.   4
 AND          for election as Trustee, consults with  (Chairman)
 GOVERNANCE   Management in planning Trustee          Dennis B. Mullen
 COMMITTEE    meetings, and oversees the              Martin H. Waldinger
              administration of, and ensures
              compliance with, the Trust's
              Governance Procedures and Guidelines.
--------------------------------------------------------------------------------------------
 PRICING      Determines a fair value of securities   William D. Stewart      19
 COMMITTEE    for which market quotations are not     (Chairman)
              readily available or are deemed not to  James T. Rothe
              be reliable, pursuant to procedures     Linda S. Wolf
              adopted by the Trustees.
--------------------------------------------------------------------------------------------


(1) The Portfolios commenced operations on December 30, 2005.

   Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds of the Trust for which they serve as Trustees (which, effective January 1, 2006, may include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds), to the extent they are directly eligible to do so. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The table below gives the dollar range of shares of the Portfolios that the Trustees own and which are described in this SAI, as well as the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2006.




-----------------------------------------------------------------------------------------------------------------
                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                                                        REGISTERED INVESTMENT
                                                                                        COMPANIES OVERSEEN BY
 NAME OF TRUSTEE            DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIOS         TRUSTEE IN JANUS FUNDS
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN           None                                                        Over $100,000
-----------------------------------------------------------------------------------------------------------------
 JEROME S. CONTRO           None                                                        Over $100,000
-----------------------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN        None                                                        Over $100,000
-----------------------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.      None                                                        Over $100,000
-----------------------------------------------------------------------------------------------------------------
 JAMES T. ROTHE             None                                                        Over $100,000
-----------------------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART         None                                                        Over $100,000
-----------------------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER        None                                                        Over $100,000
-----------------------------------------------------------------------------------------------------------------
 LINDA S. WOLF              None                                                        Over $100,000
-----------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY           None                                                        Over $100,000
-----------------------------------------------------------------------------------------------------------------



   The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Portfolios' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

   The following table shows the aggregate compensation paid to each Independent Trustee by the Portfolios described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").



                                                   Aggregate Compensation        Total Compensation
                                                   from the Portfolios for    from the Janus Funds for
                                                      fiscal year ended         calendar year ended
Name of Person, Position                             October 31, 2006(1)      December 31, 2006(2)(3)
-------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Dennis B. Mullen, Chairman and Trustee(4)                  $   283                    $442,409
Jerome S. Contro, Trustee(5)                               $   204                    $302,000
William F. McCalpin, Trustee                               $   186                    $288,000
John W. McCarter, Jr., Trustee                             $   208                    $306,500
James T. Rothe, Trustee                                    $   204                    $309,000
William D. Stewart, Trustee                                $   214                    $315,000
Martin H. Waldinger, Trustee                               $   185                    $299,000
Linda S. Wolf, Trustee(5)                                  $   203                    $298,000


(1) Fiscal period from December 30, 2005 (inception) through October 31, 2006.

(2) For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 88 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product). For all other Trustees, includes compensation for service on the boards of three Janus trusts comprised of 71 portfolios.


(3) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and John W. McCarter, Jr. $10,000.


(4) Aggregate compensation received from the Portfolios includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from the Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus Capital Funds Plc.


(5) At a Special Meeting of Shareholders on November 22, 2005, shareholders of the Trust elected two new Trustees, Jerome S. Contro and Linda S. Wolf. Prior to such election, Mr. Contro and Ms. Wolf were consultants to the Trustees. As of the fiscal year ended October 31, 2006, Mr. Contro and Ms. Wolf received aggregate compensation from the Janus Funds in the amount of $10,000 each for serving as consultants to the Trustees.

JANUS INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED


   The following table provides information relating to other accounts managed by the portfolio manager as of October 31, 2006. No accounts included in the totals listed below have a performance-based advisory fee.



                                                     Other Registered   Other Pooled
                                                        Investment       Investment
                                                        Companies         Vehicles      Other Accounts
-------------------------------------------------------------------------------------------------------
Daniel Scherman   Number of Other Accounts                 None             None             None
                  Assets in Other Accounts Managed         None             None             None


   MATERIAL CONFLICTS


   As shown in the table above, the Portfolios' portfolio manager may manage other accounts with investment strategies similar to those of the Portfolios, including other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Portfolio. However, Janus Capital believes that these conflicts may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital."


   Because Janus Capital is the adviser to the Portfolios and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among such underlying funds. In addition, the Portfolios' portfolio manager, who also serves as Senior Vice President of Janus Capital, has regular and continuous access to information regarding the holdings of the underlying funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the underlying funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Portfolios.


   COMPENSATION

   The following describes the structure and method of calculating the portfolio manager's compensation as of October 31, 2006.


   The portfolio manager is compensated for his role at Janus Capital as Senior Vice President and for his management of the Portfolios and any other funds, portfolios, or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.


   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary. Fixed compensation is based on the portfolio manager's experience and is designed to be industry competitive.


   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. ("JCGI") restricted stock and stock options). The portfolio manager will receive a minimum guaranteed bonus for 2006, with up to thirty percent (30%) of this guaranteed bonus paid in the form of long-term incentive awards. The portfolio manager's bonus is based on JCGI meeting performance goals and strategic objectives, with an adjustment made based on individual performance. Such goals and objectives include operating margin, asset flows in Janus funds, product line and distribution expansion, brand reinforcement, and specific employee goals. Although certain of the factors are quantitative in nature, the overall assessment of the factors is based on management's judgment.

OWNERSHIP OF SECURITIES


   As of the fiscal period ended October 31, 2006, the portfolio manager of the Portfolios described in this SAI beneficially owned securities of the Portfolios he manages in the dollar range shown in the following table. The last column of the table also reflects the portfolio manager's aggregate beneficial ownership of all funds advised by Janus Capital within the Janus family of funds (collectively, the "Janus Funds").




---------------------------------------------------------------------------------------------------------------------
                                                                                            AGGREGATE DOLLAR RANGE OF
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE                        EQUITY SECURITIES IN
 INVESTMENT PERSONNEL       PORTFOLIOS MANAGED(1)                                           JANUS FUNDS(1)
---------------------------------------------------------------------------------------------------------------------
JANUS CAPITAL
---------------------------------------------------------------------------------------------------------------------
 DANIEL SCHERMAN            Janus Smart Portfolio - Growth               $50,001-$100,000   $50,001-$100,000
                            Janus Smart Portfolio - Moderate                         None
                            Janus Smart Portfolio - Conservative                     None
---------------------------------------------------------------------------------------------------------------------



(1) Ownership shown may include amounts held under a deferred fee agreement or similar plan that are valued based on "shadow investments" in one or more Portfolios at the election of the portfolio manager.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

   Although the underlying Janus Twenty Fund and Janus Venture Fund are closed, certain investors may continue to invest in these underlying funds and/or open new underlying fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. You may be required to demonstrate your eligibility to purchase shares of an underlying fund before your investment is accepted. Shares of the underlying funds are sold at the NAV per share as determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received in good order by an underlying fund. The "Shareholder's Manual" or "Shareholder's Guide" section of the underlying funds' prospectuses contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION


   As stated in the Portfolios' Prospectuses, the net asset value ("NAV") of the shares of each Portfolio is determined once each day the NYSE is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The assets of the Portfolios consist primarily of shares of the underlying funds, which are valued at their respective NAVs. The per share NAV of each underlying fund is computed by dividing the total value of an underlying fund's securities and other assets, less liabilities, attributable to the underlying fund, by the total number of shares outstanding. In the case of underlying funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the underlying funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the underlying funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each underlying fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers.

   Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

   Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The underlying funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

   Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

   If investors do not elect online at www.janus.com, in writing, or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on a Portfolio's shares are reinvested automatically in additional shares of that Portfolio at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually sent to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at www.janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Portfolio receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at www.janus.com, in writing, or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------


   Procedures for redeeming shares are set forth in the "Shareholder's Manual" or "Shareholder's Guide" section of the Portfolios' Prospectuses. Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Net Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined.


   The right to require the Portfolios to redeem their shares may be suspended, or the date of payment may be postponed, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

   Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Portfolios' Prospectuses and at www.janus.com. Applications for specific types of accounts may be obtained by visiting www.janus.com, calling a Janus representative, or writing to the Portfolios at P.O. Box 173375, Denver, Colorado 80217-3375.

ONLINE AND TELEPHONE TRANSACTIONS

   As stated in the Prospectuses, shareholders may initiate a number of transactions at www.janus.com and by telephone. The Portfolios, their transfer agent, and their distributor disclaim responsibility for the authenticity of instructions received at www.janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions, and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus Capital. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus Capital immediately about any transactions you believe to be unauthorized.

SYSTEMATIC REDEMPTIONS

   As stated in the "Shareholder's Manual" or "Shareholder's Guide" section of the Portfolios' Prospectuses, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of a Portfolio's holdings, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

   Information about requirements to establish a systematic redemption option may be obtained by visiting www.janus.com, calling a Janus representative, or writing the Portfolios.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------

   The Portfolios offer several different types of tax-deferred accounts that an investor may establish to invest in Portfolio shares, depending on rules prescribed by the Internal Revenue Code. Traditional and Roth Individual Retirement Accounts ("IRAs") may be used by most individuals who have taxable compensation. Simplified Employee Pensions ("SEPs") and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships, and small business owners (including sole proprietors), for the benefit of business owners and their employees. In addition, the Portfolios offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

   Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans, and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

   Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

   Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

   To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans, and Coverdell Education Savings Accounts, along with the necessary materials to establish an account, please visit www.janus.com, call a Janus representative, or write to the Portfolios at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan, or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS,
AND TAX STATUS
--------------------------------------------------------------------------------

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Portfolios. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Portfolios.

   It is a policy of the Portfolios to make distributions of substantially all of their investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended October 31, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well.

   The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Portfolio failed to qualify as a regulated investment company in any taxable year, the Portfolio may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Portfolios could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

   A Portfolio will invest its assets in shares of the underlying funds, cash, and money market instruments. Accordingly, a Portfolio's income will consist of distributions from the underlying funds, net gains realized from the disposition of underlying fund shares, and interest. If an underlying fund qualifies for treatment as a regulated investment company under the Internal Revenue Code - each has done so for its past taxable years and intends to continue to do so for its current and future taxable years - (i) dividends paid to a Portfolio from such underlying fund's investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to a Portfolio as ordinary income; (ii) dividends paid to a Portfolio that an underlying fund designates as capital gain dividends (as discussed below) will be taxable to a Portfolio as long-term capital gains; (iii) dividends paid to a Portfolio that an underlying fund designates as qualifying dividends from domestic corporations (as discussed below) will be treated as dividends eligible for the dividends received deduction; and (iv) dividends paid to a Portfolio that an underlying fund designates as qualified dividend income (as discussed below) will be treated by the Portfolio as qualifying dividends taxable at a maximum rate of 15% to individuals and other noncorporate taxpayers. If shares of an underlying fund are purchased within 30 days before or after redeeming other shares of that underlying fund at a loss (whether pursuant to a rebalancing of a Portfolio's holdings or otherwise), all or a part of the loss will not be deductible by a Portfolio and instead will increase its basis for the newly purchased shares.



   Although an underlying fund will be eligible to elect to "pass-through" to its shareholders (including a Portfolio) the benefit of the foreign tax credit if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, a Portfolio will not qualify to pass that benefit through to its shareholders because of its inability to satisfy the asset test. Accordingly, a Portfolio will deduct the amount of any foreign taxes passed through by an underlying fund in determining its investment in company taxable income.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


   As of January 31, 2007, the officers and Trustees as a group owned less than 1% of the outstanding shares of the Portfolios.



   To the knowledge of the Portfolios, no shareholder owned 5% or more of the outstanding shares of any Portfolio included in this SAI as of January 31, 2007.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


   Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 30 separate series, two of which currently offer two classes of shares. Additional series and/or classes may be created from time to time.


   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Portfolios, the Portfolios must cease to use the name "Janus" as soon as reasonably practicable.

   Under Massachusetts law, shareholders of the Portfolios could, under certain circumstances, be held liable for the obligations of their Portfolio. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Portfolios and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Portfolios or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Portfolios for all losses and expenses of any Portfolio shareholder held liable for the obligations of their Portfolio. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Portfolios is limited to circumstances in which their Portfolio would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Portfolios to avoid, to the extent possible, liability of shareholders for liabilities of their Portfolio.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Portfolio are fully paid and nonassessable when issued. All shares of a Portfolio participate equally in dividends and other distributions by the shares of the same class of that Portfolio, and in residual assets of that class of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion, or subscription rights. Shares of each Portfolio may be transferred by endorsement or stock power as is customary, but a Portfolio is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated

   Agreement and Declaration of Trust that would materially adversely affect shareholders' rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

   Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Portfolio shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Portfolios will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in
   Section 16(c) of the 1940 Act.

VOTING RIGHTS


   The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.


   As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Portfolio that you own. Generally, all Portfolios and classes vote together as a single group, except where a separate vote of one or more Portfolios or classes is required by law or where the interests of one or more Portfolios or classes are affected differently from other Portfolios. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

   The Trust may in the future seek to achieve a Portfolio's objective by investing all of that Portfolio's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Portfolio. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Portfolios, audits the Portfolios' annual financial statements and compiles their tax returns.


REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act, with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

   The following audited financial statements are hereby incorporated into this SAI by reference to the following annual report.


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT DATED OCTOBER 31, 2006



   Schedules of Investments as of October 31, 2006



   Statements of Operations for the period ended October 31, 2006



   Statements of Assets and Liabilities as of October 31, 2006



   Statements of Changes in Net Assets for each of the periods indicated



   Financial Highlights for each of the periods indicated



   Notes to Financial Statements



   Report of Independent Registered Public Accounting Firm



   The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

FITCH, INC.

    LONG-TERM BOND RATING     EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

FITCH, INC.

    SHORT-TERM BOND RATING    EXPLANATION
    -----------------------------------------------------------------------------
    F-1+..................... Exceptionally strong credit quality. Issues assigned this rating are regarded as having the
                              strongest degree of assurance for timely payment.
    F-1...................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only
                              slightly less in degree than issues rated F-1+.
    F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely
                              payments, but the margin of safety is not as great
                              as the F-1+ and F-1 ratings.

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper to medium-grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.

    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

   OTHER SHORT-TERM DEBT SECURITIES

   Prime-1 and Prime-2 are the two highest ratings assigned by Moody's Investors Service, Inc. ("Moody's") for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by Standard & Poor's Ratings Services ("S&P"). Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                                  (JANUS LOGO)
                                  www.janus.com

                                  PO Box 173375
                                  Denver, CO 80217-3375
                                  1-800-525-3713

                                           February 28, 2007

                                           MONEY MARKET FUNDS - INVESTOR SHARES
                                           Janus Money Market Fund
                                           Janus Tax-Exempt Money Market Fund
                                           Janus Government Money Market Fund

                             JANUS INVESTMENT FUND

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Investor Shares (the "Shares") of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund. The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"), and are managed by Janus Capital Management LLC ("Janus Capital").


     This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated February 28, 2007, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from the Trust on www.janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, on www.janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of this SAI.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    Investment Policies and Restrictions, and Investment
      Strategies and Risks......................................    2
    Investment Adviser and Administrator........................   19
    Custodian, Transfer Agent, and Certain Affiliations.........   27
    Portfolio Transactions and Brokerage........................   28
    Trustees and Officers.......................................   31
    Purchase of Shares..........................................   42
    Redemption of Shares........................................   44
    Shareholder Accounts........................................   45
    Tax-Deferred Accounts.......................................   46
    Dividends and Tax Status....................................   47
    Principal Shareholders......................................   49
    Miscellaneous Information...................................   50
    Financial Statements........................................   53
    Appendix A..................................................   54
       Description of Securities Ratings........................   54
    Appendix B..................................................   56
       Description of Municipal Securities......................   56

INVESTMENT POLICIES AND RESTRICTIONS, AND


INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

   Each Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy.


   As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with escrowed U.S. Government securities.


   The Funds have adopted the following fundamental policies and restrictions.

   (1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) A Fund may not purchase securities if 25% or more of the value of a Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

   (3) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

   (4) A Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (5) A Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

   (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   (7) A Fund may not borrow money, except that the Funds may each borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

   (8) Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as that Fund.


   Investment restriction (1) is intended to reflect the requirements under
   Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, each Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the

   Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

   Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval.

   (1) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of
   Section 12(d)(1).


   (2) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days, and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.


   (3) A Fund may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

   (4) A Fund may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

   (5) A Fund may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

   For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

FUNDAMENTAL INVESTMENT POLICY APPLICABLE TO JANUS TAX-EXEMPT MONEY MARKET FUND

   JANUS TAX-EXEMPT MONEY MARKET FUND. As a fundamental policy, this Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax.

INVESTMENT STRATEGIES AND RISKS


   Each Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs"); or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and
   (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.



   Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government securities, provided that, in certain cases, a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

   Pursuant to Rule 2a-7, each Fund (except Janus Tax-Exempt Money Market Fund) will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs, or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, a Fund (except Janus Tax-Exempt Money Market Fund, in certain cases) may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) five percent of its total assets in second-tier securities.


   The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectuses.

Participation Interests

   Each Fund may purchase participation interests in loans or securities in which it may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolios. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes


   Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. Janus Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government issuers. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

   Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

   The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

   Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

   As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.


   The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages, insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.


   Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government-backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

   Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and

   Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

   The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, or Fannie Mae or by pools of conventional mortgages.

   Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Securities Lending

   Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Reverse Repurchase Agreements

   Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

   Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

When-Issued and Delayed Delivery Securities

   Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, a Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, a Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value ("NAV").

Investment Company Securities

   From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock;
   (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of
   Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Funds may invest their cash holdings in affiliated or non-affiliated money market funds and purchase unlimited shares of funds managed by Janus Capital, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

Debt Obligations

   Janus Money Market Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

   The Funds may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions

   Janus Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below, and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

   Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

   Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.


   Foreign, Eurodollar and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each Fund, particularly Janus Government Money Market Fund and, to a lesser extent, Janus Money Market Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Securities

   The municipal securities in which Janus Tax-Exempt Money Market Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes, and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B.

   When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the nongovernmental issuer, the nongovernmental issuer will be deemed to be the sole issuer of the bond.

Municipal Leases

   Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses under "Taxable Investments."

   In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
   (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

   Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to a Fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Funds, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Funds and to protect the confidentiality of the Funds' portfolio holdings. The following describes those policies and procedures.


   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The top ten portfolio holdings for each fund (except that certain funds publish the top five portfolio holdings) are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com approximately two business days after the end of the applicable period. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for certain funds are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com.

   Specific portfolio level performance attribution information and statistics for all funds shall be available to any person monthly upon request, with a 30-day lag, following the posting of the funds' portfolio holdings on www.janus.com. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the funds.

   The funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or senior management team that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or senior management team is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.


   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a Fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.



NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
Brockhouse & Cooper Inc.              Quarterly            Current
Callan Associates Inc.                As needed            Current

NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
Cambridge Associates LLC              Quarterly            Current
Charles River Systems, Inc.           As needed            Current
Citibank, N.A.                        Daily                Current
CMS BondEdge                          As needed            Current
CRA RogersCasey                       Quarterly            Current
Deloitte & Touche LLP                 As needed            Current
Deloitte Tax LLP                      As needed            Current
Eagle Investment Systems Corp.        As needed            Current
Eaton Vance Management                As needed            Current
Ernst & Young LLP                     As needed            Current
FactSet Research Systems, Inc.        As needed            Current
Financial Models Company, Inc.        As needed            Current
FT Interactive Data Corporation       Daily                Current
Institutional Shareholder Services,
  Inc.                                Daily                Current
International Data Corporation        Daily                Current
Investment Technology Group, Inc.     Daily                Current
Jeffrey Slocum & Associates, Inc.     As needed            Current
Lehman Brothers Inc.                  Daily                Current
Marco Consulting Group, Inc.          Monthly              Current
Markit Loans, Inc.                    Daily                Current
Mercer Investment Consulting, Inc.    Quarterly            Current
Moody's Investors Service Inc.        Weekly               7 days or more
New England Pension Consultants       Monthly              Current
PricewaterhouseCoopers LLP            As needed            Current
Reuters America Inc.                  Daily                Current
Rocaton Investment Advisors, LLC      As needed            Current
Russell/Mellon Analytical Services,
  LLC                                 Monthly              Current
Sapient Corporation                   As needed            Current
SEI Investments                       As needed            Current
Standard & Poor's                     Daily                Current
Standard & Poor's Financial Services  Weekly               2 days or more
Standard & Poor's Securities
  Evaluation                          Daily                Current
State Street Bank and Trust Company   Daily                Current
Summit Strategies Group               Monthly; Quarterly   Current
The Yield Book Inc.                   Daily                Current
UBS Securities LLC                    As needed            Current

NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
Wall Street On Demand, Inc.           Monthly; Quarterly   30 days; 15 days
Wilshire Associates Incorporated      As needed            Current
Yanni Partners, Inc.                  Quarterly            Current
Zephyr Associates, Inc.               Quarterly            Current

   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

   Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds' portfolio holdings disclosure policies.

INVESTMENT ADVISER AND ADMINISTRATOR
--------------------------------------------------------------------------------

   As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds.


   Janus Capital and its affiliates may make payments out of their own assets to selected broker-dealer firms or institutions that are or are expected to be instrumental in the acquisition or retention of shareholders for the Funds or other Janus funds, or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.


   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Funds.

   Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.


   Each Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has voluntarily agreed to reduce the advisory fee to 0.10% of each Fund's average daily net assets. The waiver is voluntary, and could change or be terminated at any time at the discretion of Janus Capital. In addition, each Fund pays brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.



   On behalf of the Shares, each Fund has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreements, each Fund has agreed to compensate Janus Capital for administrative services at the annual rate of 0.50% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, NAV determination and fund accounting, recordkeeping, blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing, and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs.



   The following table summarizes the advisory fees paid by the Funds for the fiscal years ended October 31.



                                           2006                        2005                        2004
                                 -------------------------   -------------------------   -------------------------
                                   Advisory      Advisory      Advisory      Advisory      Advisory      Advisory
                                  Fees Prior    Fees After    Fees Prior    Fees After    Fees Prior    Fees After
Fund Name                        to Reduction   Reduction    to Reduction   Reduction    to Reduction   Reduction
------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund          $12,347,933    $6,173,966   $13,001,369    $6,500,684   $18,560,746    $9,280,373
Janus Tax-Exempt Money Market
 Fund                            $   165,175    $   82,587   $   279,100    $  139,550   $   364,941    $  182,470
Janus Government Money Market
 Fund                            $ 1,932,096    $  966,048   $ 1,755,601    $  877,801   $ 2,056,016    $1,028,008

   The following table summarizes the administration fees paid by the Shares for the fiscal years ended October 31.



                                                             2006             2005             2004
                                                        --------------   --------------   --------------
                                                        Administration   Administration   Administration
Fund Name                                                    Fees             Fees             Fees
--------------------------------------------------------------------------------------------------------
Janus Money Market Fund - Investor Shares                 $6,810,852       $7,247,843       $8,952,359
Janus Tax-Exempt Money Market Fund - Investor Shares      $  392,819       $  481,148       $  602,722
Janus Government Money Market Fund - Investor Shares      $  882,900       $  991,156       $1,265,914


   Advisory fees are paid on the Fund level, while administration fees are paid on the class level.


   Each Fund's Advisory Agreement will continue in effect from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.



   A discussion regarding the basis for the Board of Trustees' approval of the Funds' Investment Advisory Agreements is included in the Funds' annual and semiannual reports to shareholders. You can request the Funds' annual or semiannual reports, free of charge, by contacting a Janus representative at 1-800-525-3713. The reports are also available, free of charge, on www.janus.com.


ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

   Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


   The officers and Trustees of the Funds may also serve as officers and Trustees of the Janus Smart Portfolios. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Smart Portfolios and the Funds. The Trustees intend to address any such conflicts as deemed appropriate.



   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Mutual Fund Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
   (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.


   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES


   The Funds' Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to each Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. Summaries of Janus Capital's policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-3713; (ii) on the Funds' website at www.janus.com/proxyvoting; and
   (iii) on the SEC's website at http://www.sec.gov.



   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com/proxyvoting.



   Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.


Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital's portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s). In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s) for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management and Janus Capital's Chief Investment Officer(s) to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN
AFFILIATIONS
--------------------------------------------------------------------------------

   Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds. The Funds do not pay Janus Services a fee.

   Janus Distributors LLC, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at NAV. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of Shares are paid by Janus Capital. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.


   Janus Capital considers a number of factors in seeking best execution, in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services" such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.


   For the fiscal year ended October 31, 2006, the Funds paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds.



   For the fiscal years ended October 31, 2006, October 31, 2005, and October 31, 2004, the Funds did not incur any brokerage commissions. The Funds generally buy and sell securities in principal transactions, in which no commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principal transactions.



   "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Funds' Board of Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a Fund involved in a cross trade.


   When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

   As of October 31, 2006, certain Funds owned securities of their regular broker-dealers (or parents), as shown below.



                                               Name of                   Value of
Fund Name                                   Broker-Dealer            Securities Owned
-------------------------------------------------------------------------------------
  Janus Money Market Fund            ABN Amro Bank N.V.                $ 50,000,000
                                     Bank of America Securities         233,000,000
                                     LLC
                                     Bear Stearns & Company, Inc.        83,000,000
                                     Citigroup Global Markets,          135,000,000
                                     Inc.
                                     Credit Suisse First Boston         210,000,000
                                     LLC
                                     Deutsche Bank Securities,          100,000,000
                                     Inc.
                                     Goldman Sachs & Co.                233,000,000
                                     JP Morgan Securities, Inc.         233,000,000
                                     Lehman Brothers, Inc.              165,000,000
                                     Merrill Lynch & Company,           171,000,000
                                     Inc.
                                     Merrill Lynch & Company,            62,000,000
                                     Inc.
                                     Morgan Stanley Co.                 233,000,000
                                     UBS Financial Services, Inc        201,000,000
  Janus Government Money Market      Bear Stearns & Company, Inc.      $ 47,500,000
    Fund                             Credit Suisse First Boston         175,000,000
                                     LLC                                192,400,000
                                     Lehman Brothers, Inc.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).


   Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. As of the date of this SAI, collectively, the three registered investment companies consist of 71 series or funds.



   The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS/
                                                                                        FUNDS IN FUND
 NAME, AGE AS OF                                                                        COMPLEX          OTHER
 DECEMBER 31, 2006,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Chairman         3/04-Present     Chief Executive Officer of Red  71*              Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206     Trustee          2/71-Present     (since 2005). Formerly,                          2005) and
 Age 63                                                 private investor (since 1998).                   Director of Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.;
                                                                                                         and Director of
                                                                                                         Janus Capital
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee          11/05-Present    Partner of Tango Group, a       71               Trustee and
 151 Detroit Street                                     private investment firm (since                   Chairman of RS
 Denver, CO 80206                                       1999).                                           Investment
 Age 50                                                                                                  Trust (since
                                                                                                         2001); Director
                                                                                                         of IZZE
                                                                                                         Beverages and
                                                                                                         MyFamily.com,
                                                                                                         Inc.
                                                                                                         (genealogical
                                                                                                         research
                                                                                                         website).
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Private Investor. Formerly,     71               Director of the
 151 Detroit Street                                     Vice President of Asian                          F.B. Heron
 Denver, CO 80206                                       Cultural Council and Executive                   Foundation (a
 Age 49                                                 Vice President and Chief                         private
                                                        Operating Officer of The                         grantmaking
                                                        Rockefeller Brothers Fund (a                     foundation).
                                                        private family foundation)
                                                        (1998-2006).
------------------------------------------------------------------------------------------------------------------------



* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 71 funds comprising the Janus Funds, Mr. Mullen oversees 88 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS/
                                                                                        FUNDS IN FUND
 NAME, AGE AS OF                                                                        COMPLEX          OTHER
 DECEMBER 31, 2006,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   71               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History (Chicago, IL)                    Director of
 Denver, CO 80206                                       (since 1997).                                    Divergence Inc.
 Age 68                                                                                                  (biotechnology
                                                                                                         firm); Director
                                                                                                         of W.W.
                                                                                                         Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor);
                                                                                                         and Trustee of
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station) and
                                                                                                         the University
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Co-founder and Managing         71               Director of Red
 151 Detroit Street                                     Director of Roaring Fork                         Robin Gourmet
 Denver, CO 80206                                       Capital Management, LLC                          Burgers, Inc.
 Age 63                                                 (private investment in public
                                                        equity firm); and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004); and
                                                        Distinguished Visiting
                                                        Professor of Business (2001-
                                                        2002) of Thunderbird (American
                                                        Graduate School of
                                                        International Management),
                                                        Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    71               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 62                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS/
                                                                                        FUNDS IN FUND
 NAME, AGE AS OF                                                                        COMPLEX          OTHER
 DECEMBER 31, 2006,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Private Investor and            71               N/A
 151 Detroit Street                                     Consultant to California
 Denver, CO 80206                                       Planned Unit Developments
 Age 68                                                 (since 1994). Formerly, CEO
                                                        and President of Marwal, Inc.
                                                        (homeowner association
                                                        management company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee          11/05-Present    Retired. Formerly, Chairman     71               Director of
 151 Detroit Street                                     and Chief Executive Officer of                   Wal-Mart, The
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          Field Museum of
 Age 59                                                 (advertising agency) (2001-                      Natural History
                                                        2005).                                           (Chicago, IL),
                                                                                                         Children's
                                                                                                         Memorial
                                                                                                         Hospital
                                                                                                         (Chicago, IL),
                                                                                                         Chicago Council
                                                                                                         on Foreign
                                                                                                         Relations,
                                                                                                         Economic Club
                                                                                                         of Chicago, and
                                                                                                         InnerWorkings
                                                                                                         (U.S. provider
                                                                                                         of print
                                                                                                         procurement
                                                                                                         solutions).
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Trustee          6/69-Present     Retired. Formerly, President    71               N/A
 151 Detroit Street                                     (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994- 2002)
 Age 69                                                 of Janus Capital or Janus
                                                        Capital Corporation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation;
                                                        President and Director
                                                        (1994-2002) of The Janus
                                                        Foundation.
------------------------------------------------------------------------------------------------------------------------


* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

----------------------------------------------------------------------------------------------------------
                                                 OFFICERS
----------------------------------------------------------------------------------------------------------
                                                 TERM OF
 NAME, AGE AS OF                                 OFFICE* AND
 DECEMBER 31, 2006,                              LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND ADDRESS          POSITIONS HELD WITH FUNDS  TIME SERVED    YEARS
----------------------------------------------------------------------------------------------------------
 Jeanine Morroni      Executive Vice President   9/03-Present   Portfolio Manager for other Janus accounts
 151 Detroit Street   and Co-Portfolio Manager                  and Credit Analyst of Janus Capital.
 Denver, CO 80206     Janus Government Money                    Formerly, Assistant Portfolio Manager
 Age 37               Market Fund                               (1999-2003) for Janus Government Money
                                                                Market Fund.
----------------------------------------------------------------------------------------------------------
 Sharon S. Pichler    Executive Vice President   12/94-Present  Vice President of Janus Capital and
 151 Detroit Street   and                                       Portfolio Manager for other Janus
 Denver, CO 80206     Co-Portfolio Manager                      accounts.
 Age 57               Janus Money Market Fund
                      and Portfolio Manager
                      Janus Tax-Exempt Money
                      Market Fund
----------------------------------------------------------------------------------------------------------
 J. Eric Thorderson   Executive Vice President   2/04-Present   Vice President of Janus Capital and
 151 Detroit Street   and Co-Portfolio Manager                  Portfolio Manager for other Janus
 Denver, CO 80206     Janus Money Market Fund                   accounts.
 Age 45
                      Executive Vice President   2/99-Present
                      and Co-Portfolio Manager
                      Janus Government Money
                      Market Fund
----------------------------------------------------------------------------------------------------------
 Stephanie            Vice President             3/06-Present   Vice President of Janus Capital and Janus
 Grauerholz-Lofton                                              Distributors LLC; and Associate Counsel of
 151 Detroit Street                                             Janus Capital. Formerly, Assistant Vice
 Denver, CO 80206     Chief Legal Counsel and    1/06-Present   President of Janus Capital and Janus
 Age 36               Secretary                                 Distributors LLC (2006); and Associate of
                                                                Vedder, Price, Kaufman & Kammholz, P.C.
                                                                (1999-2003).
----------------------------------------------------------------------------------------------------------
 Kelley Abbott Howes  President and Chief        1/06-Present   President of Janus Services LLC; Senior
 151 Detroit Street   Executive Officer                         Vice President and General Counsel of
 Denver, CO 80206                                               Janus Capital; and Senior Vice President
 Age 41                                                         and Assistant General Counsel of Janus
                                                                Distributors LLC. Formerly, Vice President
                                                                (1999-2005) of Janus Distributors LLC;
                                                                Senior Vice President and General Counsel
                                                                (2004-2006), Vice President (2000-2004),
                                                                and Assistant General Counsel (2002-2004)
                                                                of Janus Services LLC; and Vice President
                                                                and Assistant General Counsel (1999-2004)
                                                                of Janus Capital.
----------------------------------------------------------------------------------------------------------


* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

---------------------------------------------------------------------------------------------------
                                             OFFICERS
---------------------------------------------------------------------------------------------------
                                                 TERM OF
 NAME, AGE AS OF                                 OFFICE* AND
 DECEMBER 31, 2006,                              LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS          POSITIONS HELD WITH FUNDS  TIME SERVED    PAST FIVE YEARS
---------------------------------------------------------------------------------------------------
 David R. Kowalski    Vice President and Chief   6/02-Present   Senior Vice President and Chief
 151 Detroit Street   Compliance Officer                        Compliance Officer of Janus
 Denver, CO 80206                                               Capital, Janus Distributors LLC,
 Age 49                                                         and Janus Services LLC; Chief
                                                                Compliance Officer of Bay Isle
                                                                Financial LLC; and Vice President
                                                                of Enhanced Investment
                                                                Technologies, LLC. Formerly, Chief
                                                                Compliance Officer of Enhanced
                                                                Investment Technologies, LLC
                                                                (2003-2005); Vice President of
                                                                Janus Capital (2000-2005), Janus
                                                                Distributors LLC (2000-2001), and
                                                                Janus Services LLC (2004-2005); and
                                                                Assistant Vice President of Janus
                                                                Services LLC (2000-2004).
---------------------------------------------------------------------------------------------------
 Jesper Nergaard      Chief Financial Officer    3/05-Present   Vice President of Janus Capital.
 151 Detroit Street                                             Formerly, Director of Financial
 Denver, CO 80206     Vice President,            2/05-Present   Reporting for OppenheimerFunds,
 Age 44               Treasurer, and Principal                  Inc. (2004-2005); Site Manager and
                      Accounting Officer                        First Vice President of Mellon
                                                                Global Securities Services (2003);
                                                                and Director of Fund Accounting,
                                                                Project Development, and Training
                                                                of INVESCO Funds Group (1994-2003).
---------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

   The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective, policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table.



--------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              MEETINGS HELD
                                                      MEMBERS                 DURING LAST
              FUNCTIONS                               (INDEPENDENT TRUSTEES)  FISCAL YEAR
--------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting         Jerome S. Contro        4
 COMMITTEE    process, the system of internal         (Chairman)
              controls over financial reporting,      John W. McCarter, Jr.
              disclosure controls and procedures,     Dennis B. Mullen
              Form N-CSR filings, and the audit
              process. The Committee's review of the
              audit process includes, among other
              things, the appointment, compensation,
              and oversight of the auditors and
              pre-approval of all audit and nonaudit
              services.
--------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations       James T. Rothe          4
 COMMITTEE    regarding matters related to the        (Chairman)
              Trust's use of brokerage commissions    Jerome S. Contro
              and placement of portfolio              William F. McCalpin
              transactions.
--------------------------------------------------------------------------------------------
 INVESTMENT   Oversees the investment activities of   Dennis B. Mullen        4
 OVERSIGHT    the Trust's non-money market Funds.     (Chairman)
 COMMITTEE                                            Jerome S. Contro
                                                      William F. McCalpin
                                                      John W. McCarter, Jr.
                                                      James T. Rothe
                                                      William D. Stewart
                                                      Martin H. Waldinger
                                                      Linda S. Wolf
--------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with various        William F. McCalpin     7
 REGULATORY   procedures adopted by the Trust,        (Chairman)
 COMMITTEE    reviews registration statements on      William D. Stewart
              Form N-1A, oversees the implementation  Linda S. Wolf
              and administration of the Trust's
              Proxy Voting Guidelines.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              MEETINGS HELD
                                                      MEMBERS                 DURING LAST
              FUNCTIONS                               (INDEPENDENT TRUSTEES)  FISCAL YEAR
--------------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to the  Martin H. Waldinger     4
 MARKET       operations of the Janus Money Market    (Chairman)
 COMMITTEE    Funds, including compliance with their  William F. McCalpin
              Money Market Fund Procedures.           James T. Rothe
--------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends individuals   John W. McCarter, Jr.   4
 AND          for election as Trustee, consults with  (Chairman)
 GOVERNANCE   Management in planning Trustee          Dennis B. Mullen
 COMMITTEE    meetings, and oversees the              Martin H. Waldinger
              administration of, and ensures
              compliance with, the Trust's
              Governance Procedures and Guidelines.
--------------------------------------------------------------------------------------------
 PRICING      Determines a fair value of securities   William D. Stewart      19
 COMMITTEE    for which market quotations are not     (Chairman)
              readily available or are deemed not to  James T. Rothe
              be reliable, pursuant to procedures     Linda S. Wolf
              adopted by the Trustees.
--------------------------------------------------------------------------------------------

   Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds of the Trust for which they serve as Trustees (which, effective January 1, 2006, may include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds), to the extent they are directly eligible to do so. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The table below gives the dollar range of shares of the Funds that the Trustees own and which are described in this SAI, as well as the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2006.




-----------------------------------------------------------------------------------------------------------------
                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                                                        REGISTERED INVESTMENT
                            DOLLAR RANGE OF EQUITY                                      COMPANIES OVERSEEN BY
 NAME OF TRUSTEE            SECURITIES IN SHARES OF THE FUNDS                           TRUSTEE IN JANUS FUNDS
-----------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN           None                                                        Over $100,000
-----------------------------------------------------------------------------------------------------------------
 JEROME S. CONTRO           Janus Money Market Fund              $50,001-$100,000       Over $100,000
                             - Investor Shares
-----------------------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN        Janus Money Market Fund              Over $100,000          Over $100,000
                             - Investor Shares
-----------------------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.      Janus Money Market Fund              $1 - $10,000           Over $100,000
                             - Investor Shares
-----------------------------------------------------------------------------------------------------------------
 JAMES T. ROTHE             Janus Money Market Fund              $1 - $10,000           Over $100,000
                             - Investor Shares
                            Janus Tax-Exempt Money Market Fund   Over $100,000
                             - Investor Shares
-----------------------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART         Janus Money Market Fund              Over $100,000          Over $100,000
                             - Investor Shares
-----------------------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER        None                                                        Over $100,000
-----------------------------------------------------------------------------------------------------------------
 LINDA S. WOLF              None                                                        Over $100,000
-----------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY           None                                                        Over $100,000
-----------------------------------------------------------------------------------------------------------------

   The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.


   The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").



                                                  Aggregate Compensation       Total Compensation
                                                    from the Funds for      from the Janus Funds for
                                                    fiscal year ended          calendar year ended
Name of Person, Position                             October 31, 2006        December 31, 2006(1)(2)
-----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Dennis B. Mullen, Chairman and Trustee(3)                $28,173                    $442,409
Jerome S. Contro, Trustee(4)                             $15,967                    $302,000
William F. McCalpin, Trustee                             $31,089                    $288,000
John W. McCarter, Jr., Trustee                           $20,860                    $306,500
James T. Rothe, Trustee                                  $28,836                    $309,000
William D. Stewart, Trustee                              $21,163                    $315,000
Martin H. Waldinger, Trustee                             $38,869                    $299,000
Linda S. Wolf, Trustee(4)                                $20,466                    $298,000



(1) For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 88 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product). For all other Trustees, includes compensation for service on the boards of three Janus trusts comprised of 71 portfolios.

(2) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and John W. McCarter, Jr. $10,000.


(3) Aggregate compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from the Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus Capital Funds Plc.


(4) At a Special Meeting of Shareholders on November 22, 2005, shareholders of the Trust elected two new Trustees, Jerome S. Contro and Linda S. Wolf. Prior to such election, Mr. Contro and Ms. Wolf were consultants to the Trustees. As of the fiscal year ended October 31, 2006, Mr. Contro and Ms. Wolf received aggregate compensation from the Janus Funds in the amount of $10,000 each for serving as consultants to the Trustees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------


   Shares are generally sold at the NAV per share as determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received in good order by a Fund (except for Janus Government Money Market Fund, whose net asset value is normally computed as of 5:00 p.m., New York time). A Fund's NAV is calculated each day that the New York Stock Exchange (the "NYSE") is open. As stated in the Prospectuses, the Funds each seek to maintain a stable NAV per share of $1.00. The "Shareholder's Manual" or "Shareholder's Guide" section of the Funds' Prospectuses contains detailed information about the purchase of Shares.


DETERMINATION OF NET ASSET VALUE

   Pursuant to SEC rules, the Trustees have established procedures to stabilize each Fund's NAV at $1.00 per Share. These procedures include a review of the extent of any deviation of NAV per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations. Each Fund: (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less;
   (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

   If investors do not elect online at www.janus.com, in writing, or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on Shares are reinvested automatically in additional Shares of that Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually sent to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at www.janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at www.janus.com, in writing, or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------


   Procedures for redeeming shares are set forth in the "Shareholder's Manual" or "Shareholder's Guide" section of the Funds' Prospectuses. Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its Shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.


   The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

   Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Funds' Prospectuses and at www.janus.com. Applications for specific types of accounts may be obtained by visiting www.janus.com, calling a Janus representative, or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.

ONLINE AND TELEPHONE TRANSACTIONS

   As stated in the Prospectuses, shareholders may initiate a number of transactions at www.janus.com and by telephone. The Funds, their transfer agent, and their distributor disclaim responsibility for the authenticity of instructions received at www.janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions, and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus Capital. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus Capital immediately about any transactions you believe to be unauthorized.

SYSTEMATIC REDEMPTIONS

   As stated in the "Shareholder's Manual" or "Shareholder's Guide" section of the Prospectuses, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of Shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of a Fund's portfolio holdings, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

   Information about requirements to establish a systematic redemption option may be obtained by visiting www.janus.com, calling a Janus representative, or writing the Funds.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------


   The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund Shares, depending on rules prescribed by the Internal Revenue Code of 1986, as amended, and the regulations thereunder. Traditional and Roth Individual Retirement Accounts ("IRAs") may be used by most individuals who have taxable compensation. Simplified Employee Pensions ("SEPs") and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships, and small business owners (including sole proprietors), for the benefit of business owners and their employees. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.


   Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans, and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

   Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

   Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

   To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans, and Coverdell Education Savings Accounts, along with the necessary materials to establish an account, please visit www.janus.com, call a Janus representative, or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan, or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.


   Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectuses, Shares purchased by wire on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive that day's dividend if the purchase is effected as of or prior to 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund and 4:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund. Otherwise, such Shares will begin to accrue dividends on the following day.



   Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) on the business day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order. Written or online requests for redemption of Shares of a Fund will be effected as of the close of the NYSE, and such redemption will generally include dividends declared through the day of redemption. However, redemption requests received via a phone call and made by wire transfer that are received prior to 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund and 4:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. If Shares of a Fund were originally purchased by check or through an Automated Investment Program, the Fund may delay transmittal of redemption proceeds up to 15 days in order to ensure that purchase funds have been collected. Closing times for purchase and redemption of Shares may be changed for days on which the bond market or the NYSE close early.

   Distributions for all of the Funds (except Janus Tax-Exempt Money Market
   Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. As described in detail in the Prospectuses, Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax, although dividends attributable to interest on taxable investments, together with distributions from any net realized short- or long-term capital gains, are taxable.


   The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, each Fund will invest no more than 25% of its total net assets in a single issuer (other than U.S. Government securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.


   Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------





   As of January 31, 2007, the officers and Trustees as a group owned less than 1% of the outstanding Shares of the Funds.



   To the knowledge of the Funds, no shareholder owned 5% or more of the outstanding Shares of any Fund included in this SAI as of January 31, 2007.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


   Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 30 separate series, two of which currently offer two classes of shares. Additional series and/or classes may be created from time to time.


   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

   Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights.


   The Trust is authorized to issue multiple classes of shares for each Fund. Currently, Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund each offer one class of shares, which are offered to the general public.


SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of

   Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.


   Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.


VOTING RIGHTS


   The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.


   As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

   The following audited financial statements are hereby incorporated into this SAI by reference to the following annual report.

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT DATED OCTOBER 31, 2006


   Schedules of Investments as of October 31, 2006



   Statements of Operations for the period ended October 31, 2006



   Statements of Assets and Liabilities as of October 31, 2006



   Statements of Changes in Net Assets for each of the periods indicated



   Financial Highlights for each of the periods indicated



   Notes to Financial Statements



   Report of Independent Registered Public Accounting Firm



   The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

   MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

   The two highest ratings of Standard & Poor's Ratings Service ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

   The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

   SHORT-TERM MUNICIPAL LOANS

   S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

   Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

   OTHER SHORT-TERM DEBT SECURITIES

   Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH, INC.

    SHORT-TERM BOND RATING    EXPLANATION
    -----------------------------------------------------------------------------
    F-1+..................... Exceptionally strong credit quality. Issues assigned this rating are regarded as having the
                              strongest degree of assurance for timely payment.
    F-1...................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only
                              slightly less in degree than issues rated F-1+.
    F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely
                              payments, but the margin of safety is not as great
                              as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

   MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

   1. PROJECT NOTES, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

   2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs.

   4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

   5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

   6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

   MUNICIPAL BONDS, which meet longer-term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

   1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.


   In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (refer to 3 below).


   3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

   While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the

   Internal Revenue Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Internal Revenue Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Internal Revenue Code for tax-exempt financing are expected to become increasingly limited.

   Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.


   OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, a Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses.

   Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                      This page intentionally left blank.

                      This page intentionally left blank.

                                  (JANUS LOGO)
                                  www.janus.com

                                  PO Box 173375
                                  Denver, CO 80217-3375
                                  1-800-525-3713

                              JANUS INVESTMENT FUND

                           PART C - OTHER INFORMATION

ITEM 23. Exhibits

         Exhibit 1  (a)      Agreement and Declaration of Trust dated February
                             11, 1986, is incorporated herein by reference to
                             Exhibit 1(a) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                    (b) Certificate of Designation for Janus Growth and Income Fund is incorporated herein by reference to
                             Exhibit 1(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                    (c) Certificate of Designation for Janus Worldwide Fund is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                    (d) Certificate of Designation for Janus Twenty Fund is incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (e) Certificate of Designation for Janus Flexible Income Fund is incorporated herein by reference to
                             Exhibit 1(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (f) Certificate of Designation for Janus Intermediate Government Securities Fund filed as Exhibit 1(f) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

                    (g) Certificate of Designation for Janus Venture Fund is incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (h) Certificate of Designation for Janus Enterprise Fund is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (i) Certificate of Designation for Janus Balanced Fund is incorporated herein by reference to Exhibit 1(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (j) Certificate of Designation for Janus Short-Term Bond Fund is incorporated herein by reference to
                             Exhibit 1(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (k) Certificate of Designation for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (l) Certificate of Designation for Janus Mercury Fund is incorporated herein by reference to Exhibit 1(l) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (m) Certificate of Designation for Janus Overseas Fund is incorporated herein by reference to Exhibit 1(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (n) Form of Amendment to the Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(n) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (o) Form of Certificate of Designation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 1(o) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (p) Form of Certificate of Designation for Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 1(p) to Post-Effective Amendment No. 68, filed on September 14, 1995 (File No. 2-34393).

                    (q) Certificate of Designation for Janus Equity Income Fund is incorporated herein by reference to Exhibit 1(q) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

                    (r) Form of Certificate of Establishment and Designation for Janus Special Situations Fund filed as Exhibit 1(r) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393), has been withdrawn.

                    (s) Form of Amendment to Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(s) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

                    (t) Certificate of Establishment and Designation for Janus Global Life Sciences Fund filed as Exhibit 1(t) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

                    (u) Certificate of Establishment and Designation for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 1(u) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                    (v) Form of Certificate of Establishment and Designation for Janus Global Technology Fund is incorporated herein by referenced to Exhibit 1(v) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                    (w) Certificate of Establishment and Designation for Janus Strategic Value Fund is incorporated herein by reference to Exhibit 1(w) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                    (x) Form of Certificate of Establishment and Designation for Janus Orion Fund is incorporated herein by reference to Exhibit 1(x) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                    (y) Certificate of Establishment and Designation for Janus Fund 2 filed as Exhibit 1(y) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

                    (z) Certificate of Establishment and Designation for Janus Global Value Fund is incorporated herein by reference to Exhibit 1(z) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                    (aa) Form of Instrument dated July 31, 2001 amending the Certificate of Designation for Janus Equity Income Fund is incorporated herein by reference to Exhibit 1(aa) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                    (bb) Amendment to Registrant's Agreement and Declaration of Trust, dated October 18, 2001, is incorporated herein by reference to Exhibit 1(bb) to Post-Effective Amendment No. 102, filed on December 21, 2001 (File No. 2-34393).

                    (cc) Amended and Restated Agreement and Declaration of Trust, dated January 31, 2002, is incorporated herein by reference to Exhibit 1(cc) to Post-Effective Amendment No. 103, filed on February 22, 2002 (File No. 2-34393).

                    (dd) Certificate of Establishment and Designation for Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 1(dd) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                    (ee) Certificate of Establishment and Designation for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 1(ee) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                    (ff) Form of Certificate of Establishment and Designation for Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 1(ff) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (gg) Certificate of Establishment and Designation for Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 1(gg) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (hh) Certificate of Re-Designation of Janus Strategic Value Fund is incorporated herein by reference to
                             Exhibit 1(hh) to Post-Effective Amendment No. 107, filed on February 28, 2003 (File No. 2-34393).

                    (ii) Amended and Restated Agreement and Declaration of Trust, dated March 18, 2003, is incorporated herein by reference to Exhibit 1(ii) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

                    (jj) Certificate of Amendment Establishing and Designating Series, dated September 16, 2003, is incorporated herein by reference to Exhibit 1(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                    (kk) Form of Certificate of Establishment and Designation for Janus Research Fund and Janus Explorer Fund is incorporated herein by reference to Exhibit 1(kk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (ll) Certificate Redesignating Janus Explorer Fund is incorporated herein by reference to Exhibit 1(ll) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

                    (mm) Certificate Redesignating Janus Flexible Income Fund is incorporated herein by reference to Exhibit 1(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

                    (nn) Form of Certificate of Establishment and Designation of Janus Smart Portfolios is incorporated herein by reference to Exhibit 1(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

                    (oo) Form of Certificate Redesignating Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 1(oo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (pp) Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(a) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

                    (qq) Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

                    (rr) Certificate Redesignating Janus Core Equity Fund is incorporated herein by reference to Exhibit 1(pp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (ss) Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(qq) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393)..

                    (tt) Certificate Redesignating Janus Mercury Fund is filed herein as Exhibit 1(tt).

                    (uu) Certificate Redesignating Janus Research Fund is filed herein as Exhibit 1(uu).

         Exhibit 2  (a)      Restated Bylaws are incorporated herein by
                             reference to Exhibit 2(a) Post-Effective Amendment
                             No. 71, filed on December 20, 1995 (File No.
                             2-34393).

                    (b) First Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(b) to Post-Effective Amendment No. 71, filed on December 20, 1995 (File No. 2-34393).

                    (c) Second Amendment to the Bylaws is incorporated herein by Reference to Exhibit 2(c) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                    (d) Third Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(d) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                    (e) Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (f) First Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

                    (g) Second Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(g) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

         Exhibit 3  (a)      Specimen Stock Certificate for Janus Fund(1) is
                             incorporated herein by reference to Exhibit 4(a) to Post-Effective Amendment No. 79, filed on December
                             18, 1996 (File No. 2-34393).

                    (b) Specimen Stock Certificate for Janus Growth and Income Fund is incorporated herein by reference to
                             Exhibit 4(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                    (c) Specimen Stock Certificate for Janus Worldwide Fund is incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                    (d) Specimen Stock Certificate for Janus Twenty Fund(1) is incorporated herein by reference to Exhibit 4(d) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (e) Specimen Stock Certificate for Janus Flexible Income Fund(1) is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (f) Specimen Stock Certificate for Janus Intermediate Government Securities Fund(1) filed as Exhibit 4(f) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

----------
(1) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

                    (g) Specimen Stock Certificate for Janus Venture Fund(1) is incorporated herein by reference to
                             Exhibit 4(g) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (h) Specimen Stock Certificate for Janus Enterprise Fund is incorporated herein by reference to Exhibit 4(h) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (i) Specimen Stock Certificate for Janus Balanced Fund is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (j) Specimen Stock Certificate for Janus Short-Term Bond Fund is incorporated herein by reference to
                             Exhibit 4(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (k) Specimen Stock Certificate for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 4(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (l) Specimen Stock Certificate for Janus Mercury Fund is incorporated herein by reference to Exhibit 4(l) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (m) Specimen Stock Certificate for Janus Overseas Fund is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (n) Revised Specimen Stock Certificates for Janus High-Yield Fund and Janus Olympus Fund are incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

----------
(1) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

                    (o) Revised Specimen Stock Certificate for Janus Equity Income Fund is incorporated herein by reference to
                             Exhibit 4(o) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                    (p) Revised Specimen Stock Certificate for Janus Special Situations Fund filed as Exhibit 4(p) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

                    (q) Specimen Stock Certificate for Janus Global Life Sciences Fund filed as Exhibit 4(q) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

                    (r) Form of Specimen Stock Certificate for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 3(r) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                    (s) Form of Specimen Stock Certificate for Janus Global Technology Fund is incorporated herein by reference to Exhibit 3(s) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

         Exhibit 4  (a)      Investment Advisory Agreement for Janus Fund dated
                             July 1, 1997, is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (b) Investment Advisory Agreements for Janus Growth and Income Fund and Janus Worldwide Fund dated July 1, 1997, are incorporated herein by reference to
                             Exhibit 5(b) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (c) Investment Advisory Agreements for Janus Twenty Fund and Janus Venture Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (d) Investment Advisory Agreement for Janus Flexible Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (e) Investment Advisory Agreements for Janus Enterprise Fund, Janus Balanced Fund, and Janus Short-Term Bond Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (f) Investment Advisory Agreements for Janus Federal Tax-Exempt Fund and Janus Mercury Fund dated July 1, 1997, are incorporated herein by reference to
                             Exhibit 5(f) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (g) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (h) Investment Advisory Agreements for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated July 1, 1997, are incorporated herein by reference to
                             Exhibit 5(h) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (i) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (j) Investment Advisory Agreement for Janus Olympus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (k) Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(k) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (l) Investment Advisory Agreement for Janus Special Situations Fund dated July 1, 1997, filed as
                             Exhibit 5(l) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393), has been withdrawn.

                    (m) Investment Advisory Agreement for Janus Global Life Sciences Fund filed as Exhibit 5(m) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

                    (n) Form of Investment Advisory Agreement for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                    (o) Form of Investment Advisory Agreement for Janus Global Technology Fund is incorporated herein by reference to Exhibit 4(o) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                    (p) Investment Advisory Agreement for Janus Strategic Value Fund is incorporated herein by reference to
                             Exhibit 4(p) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                    (q) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Fund dated July 1, 1997, is incorporated herein by reference to
                             Exhibit 4(q) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (r) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(r) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (s) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Twenty Fund dated July 1, 1997, is incorporated herein by reference to
                             Exhibit 4(s) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (t) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(t) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (u) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Balanced Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(u) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (v) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(v) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (w) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(w) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (x) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Life Sciences Fund dated September 14, 1998, is incorporated herein by reference to Exhibit 4(x) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (y) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Technology Fund dated September 14, 1998, is incorporated herein by reference to Exhibit 4(y) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (z) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Mercury Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(z) of Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (aa) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Olympus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(aa) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (bb) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Special Situations Fund dated July 1, 1997, filed as Exhibit 4(bb) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393), has been withdrawn.

                    (cc) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Strategic Value Fund dated September 14, 1999, is incorporated herein by reference to Exhibit 4(cc) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (dd) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Venture Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(dd) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (ee) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(ee) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                    (ff) Form of Investment Advisory Agreement for Janus Orion Fund is incorporated herein by reference to
                             Exhibit 4(ff) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                    (gg) Form of Investment Advisory Agreement for Janus Fund 2 filed as Exhibit 4(gg) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

                    (hh) Form of Investment Advisory Agreement for Janus Global Value Fund is incorporated herein by reference to Exhibit 4(hh) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                    (ii) Form of Amendment dated July 31, 2001 to the Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, as amended January 31, 2000, is incorporated herein by reference to
                             Exhibit 4(ii) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                    (jj) Form of Investment Advisory Agreement for Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 4(jj) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                    (kk) Form of Investment Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(kk) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                    (ll) Form of Sub-Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(ll) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                    (mm) Form of Investment Advisory Agreement for Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 4(mm) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (nn) Form of Sub-Advisory Agreement for Janus Small Cap Value Fund (pre-acquisition version) is incorporated herein by reference to Exhibit 4(nn) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (oo) Form of Sub-Advisory Agreement for Janus Small Cap Value Fund (post-acquisition version) is incorporated herein by reference to Exhibit 4(oo) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (pp) Form of Investment Advisory Agreement for Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 4(pp) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (qq) Form of Sub-Advisory Agreement for Mid Cap Value Fund (pre-acquisition version) is incorporated herein by reference to Exhibit 4(qq) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (rr) Form of Sub-Advisory Agreement for Mid Cap Value Fund (post-acquisition version) is incorporated herein by reference to Exhibit 4(rr) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (ss) Amendment to Investment Advisory Agreement for Janus Global Value Fund is incorporated herein by reference to Exhibit 4(ss) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                    (tt) Investment Advisory Agreement for Janus Balanced Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(tt) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (uu) Investment Advisory Agreement for Janus Core Equity Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(uu) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (vv) Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(vv) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (ww) Investment Advisory Agreement for Janus Federal Tax-Exempt Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ww) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (xx) Investment Advisory Agreement for Janus Flexible Income Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(xx) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (yy) Investment Advisory Agreement for Janus Global Life Sciences Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(yy) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (zz) Investment Advisory Agreement for Janus Global Opportunities Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(zz) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (aaa) Investment Advisory Agreement for Janus Global Technology Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(aaa) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (bbb) Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(bbb) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (ccc) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 2004 is filed incorporated herein by reference to Exhibit 4(ccc) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (ddd) Investment Advisory Agreement for Janus Fund dated July 1, 2004 is incorporated herein by reference to
                             Exhibit 4(ddd) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (eee) Investment Advisory Agreement for Janus Mercury Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(eee) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (fff) Investment Advisory Agreement for Janus Mid Cap Value Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(fff) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (ggg) Investment Advisory Agreement for Janus Olympus Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ggg) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (hhh) Investment Advisory Agreement for Janus Orion Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(hhh) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (iii) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(iii) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (jjj) Investment Advisory Agreement for Janus Risk-Managed Stock Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(jjj) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (kkk) Investment Advisory Agreement for Janus Short-Term Bond Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(kkk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (lll) Investment Advisory Agreement for Janus Small Cap Value Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(lll) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (mmm) Investment Advisory Agreement for Janus Special Equity Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(mmm) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (nnn) Investment Advisory Agreement for Janus Twenty Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(nnn) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (ooo) Investment Advisory Agreement for Janus Venture Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ooo) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (ppp) Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ppp) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (qqq) Amendment to Investment Advisory Agreement for Janus Special Equity Fund dated September 30, 2004 is incorporated herein by reference to Exhibit 4(qqq) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (rrr) Investment Advisory Agreement for Janus Explorer Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 4(rrr) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (sss) Investment Advisory Agreement for Janus Research Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 4(sss) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (ttt) Amendment to Investment Advisory Agreement for Janus Explorer Fund is incorporated herein by reference to Exhibit 4(ttt) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

                    (uuu) Amendment to Investment Advisory Agreement for Janus Flexible Income Fund dated February 28, 2005 is incorporated herein by reference to Exhibit 4(uuu) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

                    (vvv) Form of Investment Advisory Agreement for Janus Smart Portfolio - Growth is incorporated herein by reference to Exhibit 4(vvv) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

                    (www) Form of Investment Advisory Agreement for Janus Smart Portfolio - Moderate is incorporated herein by reference to Exhibit 4(www) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

                    (xxx) Form of Investment Advisory Agreement for Janus Smart Portfolio - Conservative is incorporated herein by reference to Exhibit 4(xxx) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

                    (yyy) Investment Advisory Agreement for Janus Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(yyy) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (zzz) Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                             Exhibit 4(zzz) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (aaaa) Investment Advisory Agreement for Janus Mercury Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                             Exhibit 4(aaaa) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (bbbb) Investment Advisory Agreement for Janus Olympus Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                             Exhibit 4(bbbb) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (cccc) Investment Advisory Agreement for Janus Orion Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(cccc) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (dddd) Investment Advisory Agreement for Janus Triton Fund dated December 2, 2004, as amended February 1, 2006, is incorporated herein by reference to
                             Exhibit 4(dddd) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (eeee) Investment Advisory Agreement for Janus Twenty Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(eeee) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (ffff) Investment Advisory Agreement for Janus Venture Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                             Exhibit 4(ffff) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (gggg) Investment Advisory Agreement for Janus Global Life Sciences Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(gggg) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (hhhh) Investment Advisory Agreement for Janus Global Technology Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(hhhh) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (iiii) Investment Advisory Agreement for Janus Balanced Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                             Exhibit 4(iiii) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (jjjj) Investment Advisory Agreement for Janus Contrarian Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                             Exhibit 4(jjjj) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (kkkk) Investment Advisory Agreement for Janus Core Equity Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                             Exhibit 4(kkkk) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (llll) Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                             Exhibit 4(llll) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (mmmm) Investment Advisory Agreement for Janus Research Fund dated December 2, 2004, as amended January 1, 2006, is incorporated herein by reference to
                             Exhibit 4(mmmm) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (nnnn) Investment Advisory Agreement for Janus Risk-Managed Stock Fund dated July 1, 2004, as amended January 1, 2006, is incorporated herein by reference to Exhibit 4(nnnn) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (oooo) Investment Advisory Agreement for Janus Mid Cap Value Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                             Exhibit 4(oooo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (pppp) Investment Advisory Agreement for Janus Global Opportunities Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(pppp) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (qqqq) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                             Exhibit 4(qqqq) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (rrrr) Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                             Exhibit 4(rrrr) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (ssss) Investment Advisory Agreement for Janus Flexible Bond Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                             Exhibit 4(ssss) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (tttt) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                             Exhibit 4(tttt) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (uuuu) Investment Advisory Agreement for Janus Short-Term Bond Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                             Exhibit 4(uuuu) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (vvvv) Investment Advisory Agreement for Janus Federal Tax-Exempt Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(vvvv) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (wwww) Investment Advisory Agreement for Janus Money Market Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(wwww) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (xxxx) Investment Advisory Agreement for Janus Government Money Market Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(xxxx) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (yyyy) Investment Advisory Agreement for Janus Tax-Exempt Money Market Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(yyyy) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (zzzz) Investment Advisory Agreement for Janus Institutional Cash Reserves Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(zzzz) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (aaaaa) Sub-Advisory Agreement for Janus Risk-Managed Stock Fund dated July 1, 2004, as amended January 1, 2006, is incorporated herein by reference to
                             Exhibit 4(aaaaa) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (bbbbb) Form of Amendment to Investment Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(bbbbb) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (ccccc) Form of Amendment to Sub-Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(ccccc) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (ddddd) Amendment to Investment Advisory Agreement for Janus Balanced Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ddddd) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (eeeee) Amendment to Investment Advisory Agreement for Janus Contrarian Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(eeeee) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (fffff) Amendment to Investment Advisory Agreement for Janus Core Equity Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(fffff) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (ggggg) Amendment to Investment Advisory Agreement for Janus Enterprise Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ggggg) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (hhhhh) Amendment to Investment Advisory Agreement for Janus Federal Tax-Exempt Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(hhhhh) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (iiiii) Amendment to Investment Advisory Agreement for Janus Flexible Bond Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(iiiii) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (jjjjj) Amendment to Investment Advisory Agreement for Janus Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(jjjjj) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (kkkkk) Amendment to Investment Advisory Agreement for Janus Global Life Sciences Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(kkkkk) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (lllll) Amendment to Investment Advisory Agreement for Janus Global Opportunities Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(lllll) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (mmmmm) Amendment to Investment Advisory Agreement for Janus Global Technology Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(mmmmm) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (nnnnn) Amendment to Investment Advisory Agreement for Janus Growth and Income Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(nnnnn) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (ooooo) Amendment to Investment Advisory Agreement for Janus High-Yield Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ooooo) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (ppppp) Amendment to Investment Advisory Agreement for Janus Mercury Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ppppp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (qqqqq) Amendment to Investment Advisory Agreement for Janus Mid Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(qqqqq) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (rrrrr) Amendment to Investment Advisory Agreement for Janus Orion Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(rrrrr) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (sssss) Amendment to Investment Advisory Agreement for Janus Overseas Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(sssss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (ttttt) Amendment to Investment Advisory Agreement for Janus Research Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ttttt) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (uuuuu) Amendment to Investment Advisory Agreement for INTECH Risk-Managed Stock Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(uuuuu) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (vvvvv) Amendment to Investment Advisory Agreement for Janus Short-Term Bond Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(vvvvv) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (wwwww) Amendment to Investment Advisory Agreement for Janus Small Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(wwwww) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (xxxxx) Amendment to Investment Advisory Agreement for Janus Smart Portfolio - Conservative dated June 14, 2006 is inorporated herein by reference to Exhibit 4(xxxxx) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (yyyyy) Amendment to Investment Advisory Agreement for Janus Smart Portfolio - Growth dated June 14, 2006 is incorporated herein by reference to Exhibit 4(yyyyy) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (zzzzz) Amendment to Investment Advisory Agreement for Janus Smart Portfolio - Moderate dated June 14, 2006 is incorporated herein by reference to Exhibit 4(zzzzz) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (aaaaaa) Amendment to Investment Advisory Agreement for
                             Janus Triton Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(aaaaaa) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (bbbbbb) Amendment to Investment Advisory Agreement for
                             Janus Twenty Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(bbbbbb) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (cccccc) Amendment to Investment Advisory Agreement for
                             Janus Venture Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(cccccc) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (dddddd) Amendment to Investment Advisory Agreement for
                             Janus Worldwide Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(dddddd) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (eeeeee) Amendment to Sub-Advisory Agreement for Janus Mid
                             Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(eeeeee) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (ffffff) Amendment to Sub-Advisory Agreement for Janus Small
                             Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ffffff) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (gggggg) Amendment to Investment Advisory Agreement for
                             Janus Core Equity Fund dated June 30, 2006 is incorporated herein by reference to Exhibit 4(gggggg) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (hhhhhh) Form of Agreement and Plan of Reorganization is
                             incorporated herein by reference to Exhibit 4 to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

                    (iiiiii) Amendment to Investment Advisory Agreement for
                             Janus Mercury Fund dated December 31, 2006 is filed herein as Exhibit 4(iiiiii).

                    (jjjjjj) Amendment to Investment Advisory Agreement for
                             Janus Research Fund dated December 31, 2006 is filed herein as Exhibit 4(jjjjjj).

         Exhibit 5  (a)      Distribution Agreement between Janus Investment
                             Fund and Janus Distributors, Inc., dated July 1,
                             1997, is incorporated herein by reference to
                             Exhibit 6 to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                    (b) Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 18, 2002, is incorporated herein by reference to
                             Exhibit 5(b) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                    (c) Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 14, 2006, is incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

         Exhibit 6           Not Applicable.

         Exhibit 7  (a)      Custodian Contract between Janus Investment Fund
                             and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 79, filed on December
                             18, 1996 (File No. 2-34393).

                    (b) Amendment dated April 25, 1990, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                    (c) Letter Agreement dated February 1, 1991, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                    (d) Custodian Contract between Janus Investment Fund and Investors Fiduciary Trust Company filed as
                             Exhibit 8(d) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

                    (e) Letter Agreement dated October 9, 1992, regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (f) Letter Agreement dated April 28, 1993, regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (g) Letter Agreement dated April 4, 1994, regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(g) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (h) Form of Custody Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and United Missouri Bank, N.A. filed as Exhibit 8(h) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393), has been withdrawn.

                    (i) Letter Agreement dated December 12, 1995, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(i) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

                    (j) Amendment dated October 11, 1995, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(j) to Post-Effective Amendment No. 71, filed on December 20, 1995 (File No. 2-34393).

                    (k) Form of Amendment dated September 10, 1996, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

                    (l) Letter Agreement dated September 10, 1996, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(l) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

                    (m) Form of Subcustodian Contract between United Missouri Bank, N.A., and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(m) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

                    (n) Form of Letter Agreement dated September 9, 1997, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(n) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393).

                    (o) Form of Letter Agreement dated September 14, 1998, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(o) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                    (p) Letter Agreement dated September 14, 1999, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(p) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                    (q) Global Custody Services Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and Citibank, N.A. dated March 15, 1999 is incorporated herein by reference to Exhibit 7(q) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                    (r) Form of Letter Agreement dated April 3, 2000, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(r) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                    (s) Form of Letter Agreement dated September 26, 2000, regarding State Street Custodian Contract filed as
                             Exhibit 7(s) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

                    (t) Amendment to State Street Bank and Trust Company Custodian Contract dated April 10, 2000 is incorporated herein by reference to Exhibit 7(t) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                    (u) Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(u) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                    (v) Foreign Custody Manager Addendum to Global Custodial Services Agreement dated December 5, 2000 is incorporated herein by reference to Exhibit 7(v) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                    (w) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(w) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                    (x) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(x) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                    (y) Form of Letter Agreement dated June 29, 2001, regarding State Street Bank and Trust Custodian Contract is incorporated herein by reference to
                             Exhibit 7(y) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                    (z) Form of Letter Agreement dated July 31, 2001 regarding State Street Bank and Trust Custodian Contract is incorporated herein by reference to
                             Exhibit 7(z) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                    (aa) Amendment to State Street Bank and Trust Company Custodian Contract dated June 15, 2001 is incorporated herein by reference to Exhibit 7(aa) to Post-Effective Amendment No. 100, filed on July 31, 2001 (File No. 2-34393).

                    (bb) Amendment to State Street Bank and Trust Company Custodian Contract dated June 21, 1988 is incorporated herein by reference to Exhibit 7(bb) to Post-Effective Amendment No. 103, filed on February 22, 2002 (File No. 2-34393).

                    (cc) Form of Letter Agreement regarding Citibank, N.A. Custodian Contract is incorporated herein by reference to Exhibit 7(cc) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                    (dd) Form of Amendment to Subcustodian Contract between Citibank, N.A. and State Street Bank and Trust Company is incorporated herein by reference to
                             Exhibit 7(dd) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                    (ee) Form of Letter Agreement dated February 28, 2003, regarding State Street Bank and Trust Company Custodian Contract is incorporated herein by reference as Exhibit 7(ee) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                    (ff) Form of Letter Agreement dated March 21, 2003, regarding State Street Bank and Trust Company Custodian Contract is incorporated herein by reference to Exhibit 7(ff) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (gg) Form of Letter Agreement dated December 5, 2003, with regard to Janus Global Opportunities Fund, with State Street Bank and Trust Company, is incorporated herein by reference to Exhibit 7(gg) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                    (hh) Form of Letter Agreement dated February 25, 2005, regarding State Street Bank and Trust Company Custodian Contract is incorporated herein by reference to Exhibit 7(hh) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (ii) Amendment to Custodian Contract dated January 21, 2005, between Janus Investment Fund, on behalf of its Portfolios, and State Street Bank and Trust Company is incorporated herein by reference to
                             Exhibit 7(ii) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

                    (jj) Amendment to Global Custodial Services Agreement dated January 14, 2005, between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and Citibank, N.A. is incorporated herein by reference to Exhibit 7(jj) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

                    (kk) Form of Letter Agreement in regards to Janus Explorer Fund, with State Street Bank and Trust Company is incorporated herein by reference to
                             Exhibit 7(kk) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

                    (ll) Letter Agreement in regards to Janus Flexible Income Fund, with State Street Bank and Trust Company is incorporated herein by reference to
                             Exhibit 7(ll) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

                    (mm) Amended and Restated Custodian Contract dated August 1, 2005, between Janus Investment Fund and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

                    (nn) Form of Letter Agreement in regards to Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio - Conservative, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

                    (oo) Form of Letter Agreement with State Street Bank and Trust Company regarding Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 7(oo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (pp) Letter Agreement in regards to Janus Core Equity Fund, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(pp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

         Exhibit 8  (a)      Transfer Agency Agreement with Investors Fiduciary
                             Trust Company filed as Exhibit 9(a) to
                             Post-Effective Amendment No. 79, filed on December
                             18, 1996 (File No. 2-34393), has been withdrawn.

                    (b) Subagency Agreement between Janus Service Corporation and Investors Fiduciary Trust Company filed as Exhibit 9(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

                    (c) Form of Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (d) Transfer Agency Agreement dated December 9, 1994, with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund filed as Exhibit 9(d) to Post-Effective Amendment No. 64, filed on February 8, 1995 (File No. 2-34393), has been withdrawn.

                    (e) Transfer Agency Agreement dated September 27, 1995, with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund, Janus Tax-Exempt Money Market Fund, Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 70, filed on November 28, 1995 (File No. 2-34393).

                    (f) Letter Agreement dated December 21, 1995, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(f) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

                    (g) Letter Agreement dated May 21, 1996, regarding Janus Service Corporation Transfer Agency Agreement is incorporated by reference to Exhibit 9(g) to Post-Effective Amendment No. 73, filed on May 28, 1996 (File No. 2-34393).

                    (h) Form of Amended Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated by reference to Exhibit 9(h) to Post-Effective Amendment No. 77, filed on November 21, 1996 (File No. 2-34393).

                    (i) Letter Agreement dated September 10, 1996, regarding Janus Service Corporation Transfer Agency Agreement filed as Exhibit 9(i) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393), has been withdrawn.

                    (j) Letter Agreement dated September 9, 1997, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(j) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393).

                    (k) Form of Letter Agreement dated September 14, 1998, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to
                             Exhibit 8(k) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                    (l) Letter Agreement dated September 14, 1999, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to
                             Exhibit 8(l) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                    (m) Form of Letter Agreement dated April 3, 2000, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to
                             Exhibit 8(m) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                    (n) Form of Letter Agreement dated September 26, 2000, regarding Janus Service Corporation Transfer Agency Agreement filed as Exhibit 8(n) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

                    (o) Form of Letter Agreement dated September 26, 2000, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to
                             Exhibit 8(o) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                    (p) Letter Agreement dated March 13, 2001, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(p) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                    (q) Form of Letter Agreement dated July 1, 2001 regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to
                             Exhibit 8(q) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                    (r) Form of Letter Agreement dated July 31, 2001 regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to
                             Exhibit 8(r) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                    (s) Form of Letter Agreement regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(s) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                    (t) Form of Administration Agreement with Janus Capital Corporation for Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 8(t) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                    (u) Amended and Restated Transfer Agency Agreement dated June 18, 2002, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(u) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                    (v) Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(v) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                    (w) Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(w) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (x) Form of Agreement and Plan of Reorganization by and among Janus Investment Fund and Berger Omni Investment Trust is incorporated herein by reference to Exhibit 8(x) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (y) Form of Agreement and Plan of Reorganization by and among Janus Investment Fund and Berger Investment Portfolio Trust is incorporated herein by reference to Exhibit 8(y) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (z) Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 8(z) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (aa) Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Small Cap Value Fund is incorporated herein by reference to
                             Exhibit 8(aa) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                    (bb) Letter Agreement dated September 17, 2003 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement and Janus Overseas Fund is incorporated herein by reference to Exhibit 8(bb) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                    (cc) Expense Limitation Agreement between Janus Capital Management LLC and Janus Federal Tax-Exempt Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(cc) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                    (dd) Expense Limitation Agreement between Janus Capital Management LLC and Janus Flexible Income Fund dated July 1, 2003 is incorporated herein by reference to
                             Exhibit 8(dd) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                    (ee) Expense Limitation Agreement between Janus Capital Management LLC and Janus Government Money Market Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(ee) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                    (ff) Expense Limitation Agreement between Janus Capital Management LLC and Janus High-Yield Fund dated July 1, 2003 is incorporated herein by reference to
                             Exhibit 8(ff) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                    (gg) Expense Limitation Agreement between Janus Capital Management LLC and Janus Institutional Cash Reserves Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(gg) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                    (hh) Expense Limitation Agreement between Janus Capital Management LLC and Janus Money Market Fund dated July 1, 2003 is incorporated herein by reference to
                             Exhibit 8(hh) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                    (ii) Expense Limitation Agreement between Janus Capital Management LLC and Janus Short-Term Bond Fund dated July 1, 2003 is incorporated herein by reference to
                             Exhibit 8(ii) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                    (jj) Expense Limitation Agreement between Janus Capital Management LLC and Janus Tax-Exempt Money Market Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                    (kk) Expense Limitation Agreement between Janus Capital Management LLC and Janus Institutional Cash Reserves Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(kk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (ll) Expense Limitation Agreement between Janus Capital Management LLC and Janus Federal Tax-Exempt Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(ll) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (mm) Expense Limitation Agreement between Janus Capital Management LLC and Janus Flexible Income Fund dated July 1, 2004 is incorporated herein by reference to
                             Exhibit 8(mm) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (nn) Expense Limitation Agreement between Janus Capital Management LLC and Janus Government Money Market Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(nn) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (oo) Expense Limitation Agreement between Janus Capital Management LLC and Janus High-Yield Fund dated July 1, 2004 is incorporated herein by reference to
                             Exhibit 8(oo) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (pp) Expense Limitation Agreement between Janus Capital Management LLC and Janus Money Market Fund dated July 1, 2004 is incorporated herein by reference to
                             Exhibit 8(pp) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (qq) Expense Limitation Agreement between Janus Capital Management LLC and Janus Short-Term Bond Fund dated July 1, 2004 is incorporated herein by reference to
                             Exhibit 8(qq) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (rr) Expense Limitation Agreement between Janus Capital Management LLC and Janus Tax-Exempt Money Market Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(rr) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (ss) Expense Limitation Agreement between Janus Capital Management LLC and Janus Explorer Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 8(ss) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (tt) Expense Limitation Agreement between Janus Capital Management LLC and Janus Research Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 8(tt) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (uu) Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(uu) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (vv) Letter Agreement between Janus Capital Management LLC and Janus Investment Fund regarding Janus Explorer Fund is incorporated herein by reference to Exhibit 8(vv) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

                    (ww) Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(ww) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

                    (xx) Letter Agreement dated February 9, 2005, regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(xx) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

                    (yy) Letter Agreement between Janus Capital Management LLC and Janus Investment Fund regarding Janus Flexible Income Fund is incorporated herein by reference to Exhbit 8(yy) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

                    (zz) Expense Limitation Agreement between Janus Capital Management LLC and Janus Federal Tax-Exempt Fund dated July 1, 2005 is incorporated herein by reference to Exhibit 8(zz) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

                    (aaa) Expense Limitation Agreement between Janus Capital Management LLC and Janus Flexible Bond Fund dated July 1, 2005 is incorporated herein by reference to
                             Exhibit 8(aaa) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

                    (bbb) Expense Limitation Agreement between Janus Capital Management LLC and Janus High-Yield Fund dated July 1, 2005 is incorporated herein by reference to
                             Exhibit 8(bbb) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

                    (ccc) Expense Limitation Agreement between Janus Capital Management LLC and Janus Short-Term Bond Fund dated July 1, 2005 is incorporated herein by reference to
                             Exhibit 8(ccc) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

                    (ddd) Expense Limitation Agreement between Janus Capital Management LLC and Janus Research Fund dated July 1, 2005 is incorporated herein by reference to
                             Exhibit 8(ddd) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

                    (eee) Expense Limitation Agreement between Janus Capital Management LLC and Janus Triton Fund dated July 1, 2005 is incorporated herein by reference to Exhibit 8(eee) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

                    (fff) Form of Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio
                             - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio - Conservative, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(fff) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

                    (ggg) Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency is incorporated herein by reference to Exhibit 8(ggg) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

                    (hhh) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Smart Portfolio-Growth is incorporated herein by reference to Exhibit 8(hhh) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

                    (iii) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Smart Portfolio-Moderate is incorporated herein by reference to Exhibit 8(iii) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

                    (jjj) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Smart Portfolio-Conservative is incorporated herein by reference to Exhibit 8(jjj) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

                    (kkk) Form of Letter Agreement regarding Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(kkk) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

                    (lll) Letter Agreement dated April 18, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(lll) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (mmm) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(mmm) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (nnn) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Institutional Cash Reserves Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(nnn) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (ooo) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(ooo) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (ppp) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, Janus Smart Portfolio - Conservative, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(ppp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (qqq) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Tax-Exempt Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(qqq) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (rrr) Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Worldwide Fund, is incorporated herein by reference to Exhibit 8(rrr) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (sss) Letter Agreement dated November 1, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(sss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (ttt) Letter Agreement dated December 14, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(ttt) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (uuu) Letter Agreement dated December 20, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is filed herein as Exhibit 8(uuu).

                    (vvv) Agreement and Plan of Reorganization by and among Janus Investment Fund and Janus Adviser Series dated February 23, 2007, is filed herein as Exhibit 8(vvv).

                    (www) Agreement and Plan of Reorganization by and among Janus Investment Fund and Janus Capital Management LLC, dated February 23, 2007, is filed herein as
                             Exhibit 8(www).

                    (xxx) Letter Agreement dated February 23, 2007 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is filed herein as Exhibit 8(xxx).

         Exhibit 9  (a)      Opinion and Consent of Messrs. Davis, Graham &
                             Stubbs with respect to shares of Janus Fund is incorporated herein by reference to Exhibit 10(a) to Post-Effective Amendment No. 79, filed on
                             December 18, 1996 (File No. 2-34393).

                    (b) Opinion and Consent of Counsel with respect to shares of Janus Growth and Income Fund and Janus Worldwide Fund is incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                    (c) Opinion and Consent of Counsel with respect to shares of Janus Enterprise Fund, Janus Balanced Fund and Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 10(c) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                    (d) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Twenty Fund is incorporated herein by reference to Exhibit 10(d) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (e) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Venture Fund is incorporated herein by reference to Exhibit 10(e) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (f) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Flexible Income Fund is incorporated herein by reference to
                             Exhibit 10(f) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (g) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Intermediate Government Securities Fund filed as
                             Exhibit 10(g) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

                    (h) Opinion and Consent of Counsel with respect to shares of Janus Federal Tax-Exempt Fund and Janus Mercury Fund is incorporated herein by reference to
                             Exhibit 10(h) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (i) Opinion and Consent of Counsel with respect to shares of Janus Overseas Fund is incorporated herein by reference to Exhibit 10(i) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (j) Opinion and Consent of Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(j) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (k) Opinion and Consent of Counsel with respect to Institutional Shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                    (l) Opinion and Consent of Counsel with respect to shares of Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 10(l) to Post-Effective Amendment No. 68, filed on September 14, 1995 (File No. 2-34393).

                    (m) Opinion and Consent of Counsel with respect to shares of Janus Equity Income Fund is incorporated herein by reference to Exhibit 10(m) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

                    (n) Opinion and Consent of Counsel with respect to shares of Janus Special Situations Fund filed as
                             Exhibit 10(n) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393), has been withdrawn.

                    (o) Opinion and Consent of Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to
                             Exhibit 10(o) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393).

                    (p) Opinion and Consent of Counsel with respect to shares of Janus Global Life Sciences Fund filed as
                             Exhibit 10(p) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

                    (q) Opinion and Consent of Counsel with respect to shares of Janus Global Life Sciences Fund and Janus Global Technology Fund is incorporated herein by reference to Exhibit 9(q) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                    (r) Opinion and Consent of Counsel with respect to shares of Janus Strategic Value Fund is incorporated herein by reference to Exhibit 9(r) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                    (s) Opinion and Consent of Counsel with respect to shares of Janus Orion Fund is incorporated herein by reference to Exhibit 9(s) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                    (t) Opinion and Consent of Counsel with respect to shares of Janus Fund 2 filed as Exhibit 9(t) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

                    (u) Opinion and Consent of Counsel with respect to Janus Global Value Fund is incorporated herein by reference to Exhibit 9(u) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                    (v) Opinion and Consent of Counsel with respect to Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 9(v) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                    (w) Opinion and Consent of Counsel with respect to Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 9(w) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                    (x) Opinion and Consent of Counsel with respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund dated April 17, 2003, is incorporated herein by reference to Exhibit 9(x) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

                    (y) Opinion and Consent of Counsel with respect to Janus Explorer Fund and Janus Research Fund is incorporated herein by reference to Exhibit 9(y) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                    (z) Opinion and Consent of Counsel with respect to Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio - Conservative is incorporated herein by reference to
                             Exhibit 9(z) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

         Exhibit 10 Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 10.

         Exhibit 11          Not Applicable.

         Exhibit 12          Not Applicable.

         Exhibit 13          Not Applicable.

         Exhibit 14 (a)      Form of plan for Janus Money Market Fund, Janus
                             Government Money Market Fund and Janus Tax-Exempt
                             Money Market Fund pursuant to Rule 18f-3 setting forth the separate arrangement and expense allocation of each class of such Funds filed as
                             Exhibit 18 to Post-Effective Amendment No. 66, filed on April 13, 1995 (File No. 2-34393), has been withdrawn.

                    (b) Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(b) to Post-Effective Amendment No. 69, filed on September 28, 1995 (File No. 2-34393).

                    (c) Amended and Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(c) to Post-Effective Amendment No. 78, filed on December 16, 1996 (File No. 2-34393).

                    (d) Form of Amended and Restated Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated June 12, 2001 is incorporated herein by reference to Exhibit 14(d) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                    (e) Rule 18f-3 Plan for Janus Investment Fund with respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 14(e) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

         Exhibit 15 (a)      Powers of Attorney dated as of January 1, 2006 are
                             incorporated herein by reference to Exhibit 15(a) to Post-Effective Amendment No. 117, filed on
                             February 27, 2006 (File No. 2-34393).

         Exhibit 16 (a)      Janus Ethics Rules filed as Exhibit 15 to
                             Post-Effective Amendment No. 95, filed on September
                             13, 2000 (File No. 2-34393), have been withdrawn.

                    (b) Amended Janus Ethics Rules filed as Exhibit 15(b) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393), have been withdrawn.

                    (c) Amended Janus Ethics Rules filed as Exhibit 15(c) to Post-Effective Amendment No. 100, filed on July 31, 2001 (File No. 2-34393), have been withdrawn.

                    (d) Amended Janus Ethics Rules filed as Exhibit 15(d) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393), have been withdrawn.

                    (e) Code of Ethics and Statement of Personal Trading Policies for Enhanced Investment Technologies, LLC filed as Exhibit 15(e) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393), have been withdrawn.

                    (f) Code of Ethics and Statement of Personal Trading Policies for Perkins, Wolf, McDonnell and Company filed as Exhibit 15(f) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393), have been withdrawn.

                    (g) Amended Janus Ethics Rules filed as Exhibit 15(g) to Post-Effective Amendment No 107, filed on February 28, 2003 (File No. 2-32393), have been withdrawn.

                    (h) Amended Janus Ethics Rules filed as Exhibit 15(h) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-32393), have been withdrawn.

                    (i) Amended Janus Ethics Rules filed as Exhibit 15(i) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393), have been withdrawn.

                    (j) Amended Janus Ethics Rules filed as Exhibit 15(j) to Post-Effective Amendment No. 111, filed on February 27, 2004 (File No. 2-34393), have been withdrawn.

                    (k) Amended Janus Ethics Rules filed as Exhibit 16(k) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393), have been withdrawn.

                    (l) Code of Ethics of Perkins, Wolf, McDonnell and Company, LLC revised July 7, 2004 filed as Exhibit 16(l) to Post-Effective Amendment 113, filed on February 24, 2005 (File No. 2-34393), have been withdrawn.

                    (m) Amended Janus Ethics Rules filed as Exhibit 16(m) to Post-Effective Amendment 113, filed on February 24, 2005 (File No. 2-34393), have been withdrawn.

                    (n) Amended Janus Ethics Rules dated September 20, 2005 are filed as Exhibit 16(n) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393), have been withdrawn.

                    (o) Code of Ethics of Perkins, Wolf, McDonnell and Company, LLC revised April 27, 2005 is incorporated herein by reference to Exhibit 16(o) to Post-Effective Amendment No. 115, filed on December 16, 2005 (File No. 2-34393).

                    (p) Amended Janus Ethics Rules dated December 6, 2005 are incorporated herein by reference to Exhibit 16(p) to Post-Effective Amendment No. 115, filed on December 16, 2005 (File No. 2-34393).

                    (q) Amended Janus Ethics Rules dated July 12, 2006 are incorporated herein by reference to Exhibit 17 to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-234393).

                    (r) Code of Ethics for Perkins, Wolf, McDonnell and Company, LLC revised October 11, 2006, is incorporated herein by reference to Exhibit 16(r) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (s) Amended Janus Ethics Rules dated November 21, 2006 are incorporated herein by reference to Exhibit 16(s) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

                    (t) Amended Janus Ethics Rules dated January 26, 2007 are filed herein as Exhibit 16(t).

ITEM 24. Persons Controlled by or Under Common Control with Registrant

          The Board of Trustees of Janus Investment Fund is the same as that of Janus Adviser Series and Janus Aspen Series. Each such Trust has Janus Capital Management LLC as its investment adviser. In addition, the officers of the three Trusts are substantially identical. Nonetheless, Janus Investment Fund takes the position that it is not under common control with other Janus funds because the power residing in the respective boards and officers arises as the result of an official position with each respective Trust.

ITEM 25. Indemnification

     Article VI of Janus Investment Fund's Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.

ITEM 26. Business and Other Connections of Investment Adviser

     The only business of Janus Capital Management LLC is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private, and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Trustees and Officers" in the Statement(s) of Additional Information included in this Registration Statement.

     The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are as follows:

                             Adviser/Affiliated Entity Name                   Position(s) with Adviser
         Name                and Principal Business Address                     or Affiliated Entity
---------------------   ----------------------------------------   ----------------------------------------------
Robin C. Beery          Janus Capital Group Inc.(1)                Chief Marketing Officer and Executive Vice
                                                                   President

                        Janus Capital Management LLC(1)            Chief Marketing Officer and Executive Vice
                                                                   President

                        The Janus Foundation(1)                    President and Director
                        Janus Services LLC(1)                      Executive Vice President

Gary D. Black           Janus Capital Group Inc.(1)                Chief Executive Officer and Director
                        Janus Capital Management LLC(1)            Chief Executive Officer
                        Janus Management Holdings Corp.(1)         President and Director
                        Enhanced Investment Technologies, LLC(2)   Working Director
                        Bay Isle Financial LLC(1)                  President

John H. Bluher          Janus Capital Group Inc.(1)                General Counsel, Chief Public Affairs Officer,
                                                                   and Executive Vice President

                        Janus Capital Management LLC(1)            Chief Public Affairs Officer and Executive
                                                                   Vice President

                        Janus Management Holdings Corp.(1)         General Counsel, Chief Public Affairs Officer,
                                                                   and Executive Vice President

                        Janus Services LLC(1)                      Executive Vice President
                        Capital Group Partners, Inc.(3)            Director
                        Enhanced Investment Technologies, LLC(2)   Vice President

Dominic C. Martellaro   Janus Capital Group Inc.(1)                Executive Vice President
                        Janus Capital Management LLC(1)            Executive Vice President
                        Janus Capital Trust Manager Ltd.(4)        Director
                        Janus Services LLC(1)                      Executive Vice President
                        Janus Capital Funds Plc(4)                 Director

David R. Martin         Janus Capital Group Inc.(1)                Chief Financial Officer and Executive Vice
                                                                   President

                        Janus Capital Management LLC(1)            Chief Financial Officer and Executive Vice
                                                                   President

                        Janus Capital International Ltd.(5)        Chief Financial Officer and Executive Vice
                                                                   President

                        Janus Management Holdings Corp.(1)         Chief Financial Officer, Executive Vice
                                                                   President, and Director

                        Janus Services LLC(1)                      Chief Financial Officer and Executive Vice
                                                                   President

                        Capital Group Partners, Inc.(3)            Chief Executive Officer and Director
                        Enhanced Investment Technologies, LLC(2)   Working Director

John Zimmerman          Janus Capital Group Inc.(1)                Executive Vice President

                             Adviser/Affiliated Entity Name                   Position(s) with Adviser
         Name                and Principal Business Address                     or Affiliated Entity
---------------------   ----------------------------------------   ----------------------------------------------
                        Janus Capital Management LLC(1)            Executive Vice President
                        Enhanced Investment Technologies, LLC(2)   Working Director

(1)  Principal address is 151 Detroit Street, Denver, Colorado 80206-4805.

(2) Principal address is 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410.

(3)  Principal address is 525 Broadhollow Road, Melville, New York 11747.

(4) Principal address is Brooklawn House, Crampton Avenue/Shelbourne Road, Ballsbridge, Dublin 4, Ireland.

(5) Principal address is CityPoint, 1, Ropemaker Street, 26th Floor, London EC2Y 9HT, England.

     The only business of Enhanced Investment Technologies, LLC (fka Enhanced Investment Technologies, Inc.) and Perkins, Wolf, McDonnell and Company, LLC (fka Perkins, Wolf, McDonnell and Company) is to serve as a subadviser of the Registrant and investment adviser or subadviser to mutual funds, institutional and individual separate accounts, separately managed accounts, and other registered and unregistered investment companies. The principal executive officers of the subadvisers and their positions with the subadvisers are as follows:

                            Subadviser/Affiliated Entity Name                Position(s) with Subadviser
         Name                and Principal Business Address                     or Affiliated Entity
---------------------   ----------------------------------------   ----------------------------------------------
E. Robert Fernholz      Enhanced Investment Technologies, LLC(1)   Chief Investment Officer, Executive Vice
                                                                   President, and Working Director

Robert A. Garvy         Enhanced Investment Technologies, LLC(1)   Chief Executive Officer, President, and
                                                                   Working Director

David E. Hurley         Enhanced Investment Technologies, LLC(1)   Chief Operating Officer and Executive
                                                                   Vice President

Robert H. Perkins       Perkins, Wolf, McDonnell and Company,      Chief Investment Officer and President
                        LLC(2)

Greg E. Wolf            Perkins, Wolf, McDonnell and Company,      Chief Operating Officer and Treasurer
                        LLC(2)

(1) Principal address is 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410.

(2)  Principal address is 311 S. Wacker Drive, Suite 6000, Chicago, Illinois
     60606.

ITEM 27. Principal Underwriters

     (a) Janus Distributors LLC ("Janus Distributors") serves as principal underwriter for the Registrant, Janus Aspen Series and Janus Adviser Series.

     (b) The principal business address, positions with Janus Distributors and positions with

          Registrant of Kelley Abbott Howes and David R. Kowalski, officers and directors of Janus Distributors, are described under "Trustees and Officers" in the Statements of Additional Information included in this Registration Statement. The remaining principal executive officers of Janus Distributors are as follows:

Name                    Position(s) with Janus Distributors LLC
----                    ---------------------------------------
Robin C. Beery          Executive Vice President
John H. Bluher          General Counsel, Chief Public Affairs Officer, and Executive
                        Vice President
Gregory A. Frost        Chief Financial Officer, Senior Vice President, and Controller
Erich Gerth             Senior Vice President
Anya B. Hodges          Vice President
Karlene J. Lacy         Vice President
Douglas J. Laird        Vice President
John J. Mari            Vice President
Dominic C. Martellaro   President
David R. Martin         Executive Vice President
Russell P. Shipman      Senior Vice President
Robert A. Watson        Senior Vice President
James R. Yount          Senior Vice President
John Zimmerman          Executive Vice President

          Messrs. Bluher, Frost, Gerth, Laird, Mari, Martellaro, Martin, Shipman, Watson, Yount, and Zimmerman and Mses. Beery, Hodges, and Lacy do not hold any positions with the Registrant. Their principal business address is 151 Detroit Street, Denver, Colorado 80206-4805.

     (c)  Not Applicable.

ITEM 28. Location of Accounts and Records

     The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, 100 Fillmore Street, Denver, Colorado 80206-4928, 720 South Colorado Blvd., Denver, Colorado 80206-1929, and DocuVault, 5155 E. 46th Avenue, Denver, Colorado 80216; Janus Services LLC, 720 South Colorado Blvd., Denver, Colorado 80206-1929; State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 and Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, New York 10043. Certain records relating to the day-to-day portfolio management of INTECH Risk-Managed Stock Fund are kept at the offices of the subadviser, Enhanced Investment Technologies, LLC, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410. Certain records relating to the day-to-day portfolio management of Janus Mid Cap Value Fund and Janus Small Cap Value Fund are kept at the offices of the subadviser, Perkins, Wolf, McDonnell and

Company, LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.

ITEM 29. Management Services

     The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.

ITEM 30. Undertakings

     Not Applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 27th day of February, 2007.

                                        JANUS INVESTMENT FUND


                                        By: /s/ Kelley Abbott Howes
                                            ------------------------------------
                                            Kelley Abbott Howes, President and
                                            Chief Executive Officer

     Janus Investment Fund is organized under an Amended and Restated Agreement and Declaration of Trust dated March 18, 2003 ("Declaration of Trust"), a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Declaration of Trust of the Registrant. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             Signature                                Title                          Date
-----------------------------------   -------------------------------------   -----------------


/s/ Kelley Abbott Howes               President and Chief Executive Officer   February 27, 2007
-----------------------------------   (Principal Executive Officer)
Kelley Abbott Howes


/s/ Jesper Nergaard                   Vice President, Chief Financial         February 27, 2007
-----------------------------------   Officer, Treasurer and Principal
Jesper Nergaard                       Accounting Officer
                                      (Principal Financial Officer
                                      and Principal Accounting
                                      Officer)



Dennis B. Mullen*                     Chairman and Trustee                    Feburary 27, 2007
-----------------------------------
Dennis B. Mullen


Jerome S. Contro*                     Trustee                                 February 27, 2007
-----------------------------------
Jerome S. Contro


William F. McCalpin*                  Trustee                                 February 27, 2007
-----------------------------------
William F. McCalpin


John W. McCarter, Jr.*                Trustee                                 February 27, 2007
-----------------------------------
John W. McCarter, Jr.


James T. Rothe*                       Trustee                                 February 27, 2007
-----------------------------------
James T. Rothe


William D. Stewart*                   Trustee                                 February 27, 2007
-----------------------------------
William D. Stewart


Martin H. Waldinger*                  Trustee                                 February 27, 2007
-----------------------------------
Martin H. Waldinger


Linda S. Wolf*                        Trustee                                 February 27, 2007
-----------------------------------
Linda S. Wolf


Thomas H. Bailey*                     Trustee                                 February 27, 2007
-----------------------------------
Thomas H. Bailey


/s/ Stephanie Grauerholz-Lofton
-----------------------------------
*By: Stephanie Grauerholz-Lofton
     Attorney-in-Fact

                                INDEX OF EXHIBITS

Exhibit Number      Exhibit Title
--------------      -------------
Exhibit 1(tt)       Certificate Redesignating Janus Mercury Fund

Exhibit 1(uu)       Certificate Redesignating Janus Research Fund

Exhibit 4(iiiiii)   Amendment to Investment Advisory Agreement for Janus
                    Mercury Fund

Exhibit 4(jjjjjj)   Amendment to Investment Advisory Agreement for Janus
                    Research Fund

Exhibit 8(uuu)      Letter Agreement regarding Janus Services LLC Amended and
                    Restated Transfer Agency Agreement

Exhibit 8(vvv)      Agreement and Plan of Reorganization by and among Janus
                    Investment Fund and Janus Adviser Series

Exhibit 8(www)      Agreement and Plan of Reorganization by and among Janus
                    Investment Fund and Janus Capital Management LLC

Exhibit 8(xxx)      Letter Agreement regarding Janus Services LLC Amended and
                    Restated Transfer Agency Agreement

Exhibit 10          Consent of PricewaterhouseCoopers LLP

Exhibit 16(t)       Amended Janus Ethics Rules